--------------------------------------------------------------------------------

                                 SMITH BARNEY
                                  MUNI FUNDS
                              NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  MARCH 31, 2003



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed./R/ is a registered service mark of Citigroup Global Markets Inc.
                              [LOGO] Smith Barney
                                 Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]


                            PETER M. COFFEY
                            PORTFOLIO MANAGER


   [GRAPHIC][LOGO]
         Classic Series

 Annual Report . March 31, 2003

 SMITH BARNEY
 NATIONAL PORTFOLIO

      PETER M. COFFEY

      Peter M. Coffey has more than 33 years of securities business experience and has been managing the Fund since 1987.

      FUND OBJECTIVE

      The Fund seeks as high a level of income exempt from federal income taxes** as is consistent with prudent investing. The Fund invests at least 80% of its net assets in "municipal securities," which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities.

      FUND FACTS

      FUND INCEPTION
      --------------------------------------------------------------------------
      August 20, 1986

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      --------------------------------------------------------------------------
      33 Years

               CLASS A CLASS B CLASS L
--------------------------------------
NASDAQ          SBBNX   SBNBX   SBNLX
--------------------------------------
INCEPTION      8/20/86 11/7/94 1/5/93
--------------------------------------


      --
     ** Certain investors may be subject to the federal Alternative Minimum
        Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.


Average Annual Total Returns as of March 31, 2003*

                                     Without Sales Charges/(1)/
                                     Class A  Class B  Class L
                    -------------------------------------------
                    One-Year          5.74%    5.25%    5.18%
                    -------------------------------------------
                    Five-Year         4.52     3.99     3.91
                    -------------------------------------------
                    Ten-Year          5.76      N/A     5.12
                    -------------------------------------------
                    Since Inception+  7.10     6.41     5.41
                    -------------------------------------------
                                     With Sales Charges/(2)/
                                     Class A  Class B  Class L
                    -------------------------------------------
                    One-Year          1.51%    0.75%    3.16%
                    -------------------------------------------
                    Five-Year         3.67     3.83     3.71
                    -------------------------------------------
                    Ten-Year          5.33      N/A     5.02
                    -------------------------------------------
                    Since Inception+  6.83     6.41     5.30
                    -------------------------------------------
/(1)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Thereturns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+Inception dates for Class A, B and L shares are August 20, 1986, November 7,
 1994 and January 5, 1993, respectively.


What's Inside
Letter From the Chairman.......................................................1
Manager Overview ..............................................................2
Historical Performance ........................................................6
National Portfolio at a Glance.................................................8
Schedule of Investments........................................................9
Statement of Assets and Liabilities ..........................................21
Statement of Operations.......................................................22
Statements of Changes in Net Assets ..........................................23
Notes to Financial Statements.................................................24
Financial Highlights..........................................................28

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN

Chairman, President and Chief Executive Officer

Dear Shareholder,

As you know, bonds have been the financial investment of choice over the last few years. In fact, with stocks mired in a fierce bear market, investment-grade bonds have outperformed the broad equity market in each of the last three years, the first time that has happened since the dawn of the Second World War.

As the portfolio manager notes in the accompanying letter, municipal bonds and funds that focus on them have been particular investor favorites, and for good reason. On an after-tax basis, municipals, which are exempt from federal income taxes, continue to offer more competitive yields than Treasuries and other bonds taxable on a federal level with comparable maturities. Although yields are subject to change, as of the period's close, the pre-tax yield on a 10-year insured municipal bond registered at 3.50% versus 3.80% on the 10-year Treasury note. However, for an investor in the 31% federal income tax bracket, a Treasury would have to yield 5.07% in order to match the municipal's yield after accounting for the effect of federal income taxes./i/

Furthermore, municipals are backed by the generally solid credit of state and local governments and by predictable revenue streams from installations, such as utility, transportation and water and sewer systems. For individual investors, we believe that municipals can be a vehicle for a tax-free income stream.

Not that there isn't cause for some concern. Municipals have experienced a strong spate of outperformance that may not be sustainable. Interest rates may be poised to rise in coming months, potentially depressing the prices of outstanding bonds. The sluggish U.S. economy has been reflected on the local level, with many states and municipalities grappling with budget deficits.

In our opinion, this is all the more reason why investing in municipal bonds with a professional fund manager is a more prudent strategy than buying these bonds directly. Fund managers can provide the diversification that is so important in managing risk. And in periods of rising interest rates, they can take steps to mitigate declining bond prices, such as shortening overall portfolio duration. In the following pages, your fund manager will explain the specific steps being taken to manage the Fund in this very dynamic climate.

Bottom line: As an investor, you should always work with your financial adviser to design and maintain a portfolio that suits your long-term goals and appetite for risk. If tax-free income is part of that equation, municipal bonds remain an excellent choice.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.
Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and Chief Executive Officer

April 10, 2003


        1 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

                               MANAGER OVERVIEW

Performance Review
For the 12 months ended March 31, 2003, the total return on Class A shares of the Smith Barney Muni Funds -- National Portfolio ("Fund"), without sales charges, was 5.74%. Over the same period, the total return on the unmanaged broad-based Lehman Brothers Municipal Bond Index/ii/ was 9.89%, while the Fund's Lipper peer group of general municipal debt funds had an average total return of 8.30%./1/ However, the Fund continued to be among the leaders of its peer group in terms of the relatively high level of tax-exempt dividend income it provided throughout the period./2/ However, certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

The Fund's total return underperformance, in terms of total return, was due in part to the more conservative investment approach we initiated in accordance with our outlook for interest rates. We believe interest rates are poised to rise in the future, and given that bond prices move opposite to interest rates, we invested in issues with favorable levels of tax-exempt income with shorter durations (whose prices are less sensitive to interest rate fluctuations). Therefore, when rates continued to decline, the Fund generated comparatively lower short-term returns because of its shorter duration. However, if rates were to rise, we expect the portfolio will be less susceptible to interest rate risk. In addition, recent issue-specific and broader industry challenges detracted from the Fund's performance relative to the index (see "Fund's Credit Composition" on page 4).

Considering that interest rates are hovering at four-decade lows, we believe that our shorter-duration posture is a more prudent approach over the longer term. We feel that our attentiveness to capital preservation distinguishes us from those investment managers who are focused on short-term returns. We will remain committed to prudently seeking long-term results and competitive tax-exempt yields.

Swings in Investor Sentiment
When the period began, lingering concerns about the integrity of corporate financial reporting practices and the strength of the U.S. economy prompted many investors to shift money into conservative investments, specifically fixed-income securities with higher credit ratings. The demand boosted prices of higher-rated municipal bonds throughout the first half of the period through the early fall, although U.S. Treasury securities generated particularly strong performances.

Following an economic report released in October that reflected a weak labor market, the Federal Reserve ("Fed")/iii/ cut short-term interest rates to a four-decade low to help stimulate the economy. (Lower rates can encourage consumers and corporations to borrow and subsequently spend more, thereby increasing economic activity.) That month investors reallocated money from investment-grade municipal bonds into stocks and other riskier assets such as corporate high-yield bonds,/iv/ anticipating that the economy would improve and help strengthen companies' credit profiles. As stocks surged in price during the October-to-November period, municipal bonds collectively retreated amid outflows of cash from municipal bond funds.

--------
/1/Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended March 31, 2003, calculated among 291 funds in the general municipal debt fund category with reinvestment of dividends and capital gains excluding sales charges.
/2/Source: Lipper, Inc. Refers to the annualized distribution yield, which is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV as of the end of the period. The Fund's annualized distribution yield of 5.60% (Class A Shares) assumes a current monthly income dividend rate of $0.0615 for 12 months. Yields of other share classes vary. The average annualized distribution yield for the funds in this Lipper universe is 3.96%. These rates are as of March 31, 2003 and are subject to change. The Fund seeks as high a level of current income exempt from regular federal income taxes as is consistent with prudent investing.

        2 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

As concerns about Iraq and the economy resurfaced, investors again gravitated to higher-rated bond issues. In December, the Lehman Brothers Municipal Bond Index returned 2.11%, reflecting its second-best monthly return since January 2001. Throughout the final quarter of the Fund's fiscal period, municipal bonds continued to fluctuate but, on a total return basis, finished in positive territory and outperformed many of their taxable brethren on an after-tax basis.

Impact of New Bond Issuance
Declining tax receipts significantly reduced many municipalities' revenues. Consequently, many municipalities aggressively borrowed throughout the period by issuing new bonds. In fact, more than $357 billion of municipal bonds were issued last year (a new annual record), a pace that continued through the first quarter of 2003. Although the market absorbed these issues with relative ease and municipal bond prices advanced, these hefty supplies dampened their returns as the market had to assimilate this large supply. This contributed to the municipal market's more muted performance versus U.S. Treasuries. As a result, municipal and Treasury yields moved closer to parity.

As of March 31st, the yield on a 10-year municipal bond was equivalent to nearly 94% of that on a comparable-maturity Treasury, compared to levels below 85% earlier in the period. Given the favorable tax-treatment on municipal bond interest, we considered the yields on municipal bonds as of the period's close to be at compelling levels relative to Treasuries.

Given that a significant amount of new bonds were issued by municipalities to refinance their older higher-yielding bonds, we anticipate that new issuance activity will begin to taper off once interest rates have risen to a reasonable extent.

Economic and Interest Rate Outlook
During the past two years, the bond markets have been driven higher to a large extent by rate reductions triggered by the Fed, as bond prices move opposite to interest rate movements. (When rates drop, the expectation is that newer bonds will be issued at lower rates, which make the outstanding bonds more valuable.) Since May 2000, the Fed cut short-term rates from 6.50% to 1.25%.

Going forward through 2003 and 2004 (the latter being a presidential-election year), we believe that fiscal stimulus policies such as taxation measures put into place by Congress and the Bush Administration will play a greater role in influencing the direction of the economy and bond markets. If these policy decisions are successfully implemented, which we believe will be the case, the economic climate should improve later this year and into 2004. Once economic activity gains sufficient momentum, we believe the Fed may be inclined to raise its interest rate targets to take back some of the aggressive easing it had undertaken earlier to help offset economic weakness.

Current Investment Approach
With interest rates and bond market yields at or near four-decade lows, we would rather err on the side of caution in structuring the portfolio's interest rate risk profile. In the current environment, we think that the most likely direction for a meaningful change in market levels is toward higher rates. To help minimize fluctuations in the Fund that may occur in a rising rate environment, we employed several approaches to effectively shorten duration, as indicated below. While using these techniques detracted from relative performance of the portfolio when rates continued to decline, they should benefit the portfolio should rates rise.

  . Shortening maturities. Given that bonds with longer maturities are typically more sensitive to interest rate movements, in order to reduce fluctuations in the Fund that may occur if rates were to rise, the portfolio's average call-adjusted effective maturity/v/ was shortened from 16.10 years at the beginning of the period to 11.54 years at the end of the period.

        3 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

  . Targeting bonds with higher coupons and selling those with lower coupons (the fixed interest rate the issuer promises to pay to the bondholder until maturity). We continued to selectively seek higher-coupon bonds typically issued during previous periods when rates were higher because their coupons would be more in line with those on bonds issued in the future if interest rates were to rise. These issues may be more resilient than lower-coupon issues if rates rise. (These higher-coupon bonds are also referred to as "premium" bonds because they trade at premiums to their face value amount payable at maturity, due to their favorable interest rates.)

      In particular, we targeted higher-coupon callable bonds, which can be redeemed by the issuer at specified dates prior to the maturity date. In effect, these bonds tend to trade more in line with their expected call dates rather than their final maturities, thus making them less sensitive to rising rates than similar bonds without call provisions. This strategy enabled us to significantly reduce the market sensitivity of the portfolio while obtaining a much greater proportion of the higher yields associated with longer-maturity bonds than would have been available had we simply invested in bonds with shorter maturities.

  . Selling futures to help hedge against interest rate risk. We plan to continue to maintain a short position in U.S. Treasury futures, which are exchange-traded contracts that may be used for hedging purposes, to help reduce fluctuations in the net asset value of the Fund that may occur in a rising rate environment.

Fund's Credit Composition
Given the relatively lower yields offered by higher-rated state-backed general obligation bonds and the economic challenges facing many states, the Fund maintained little exposure to these issues, most of which were backed by an insurer. Instead, the Fund maintained significant exposure to revenue bonds in the hospital sector, as they have offered favorable yields relative to other sectors. For diversification, the Fund also held bonds backed by school districts and essential service revenue bonds to finance public works, such as water-and-sewer and transportation systems, which are supported directly by the operating revenues of these systems.

The Fund's returns were impacted by isolated security- and sector-specific challenges. Some issues in the transportation (specifically special facilities for airlines and new toll road development), solid waste, hospital and life care sectors collectively influenced its performance, although each of the individual securities did not account for a very significant percentage of the Fund's assets. The Fund's modest exposure to tobacco industry settlement-related securities, which were recently challenged by the market's concerns about recent legal actions affecting the largest contributor to settlement funding for this sector, also detracted from the Fund's performance. In general, the hospital sector performed more favorably than many other sectors, although it came under slight pressure toward the end of the reporting period as government-funded reimbursement programs became less accommodative. When investing in medium-grade issues, we targeted those bonds that we believed offered favorable risk/reward characteristics. While many municipalities are still facing economic challenges, we believe the Fund is well diversified in terms of its credit and maturity composition for the long term.

Given the combination of monetary and fiscal stimulus working its way into the system, we believe the economy will strengthen moving into the second half of this year. We have taken steps to mitigate the effects of the upward pressure this scenario would likely put on interest rates. However, an improving economy may also alleviate some of the credit quality concerns that came to the fore and hampered returns on medium-grade and lower-quality holdings in the weaker economic environment we have been experiencing.


        4 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

Municipals: Competitively Positioned
In the current market, we feel that investors can get a little more bang for their buck than usual by investing in municipal bonds versus their taxable bond counterparts. For example, although yields are subject to change, as of the period's close, the pre-tax yield on a 10-year insured municipal bond registered at 3.50% versus 3.80% on the 10-year Treasury note. However, for an investor in the 31% federal income tax bracket, a Treasury would have to yield 5.07% in order to match the municipal's yield after accounting for the effect of federal income taxes.

In addition to offering favorable after-tax yields versus Treasuries, if interest rates rise, investment-grade municipals may prove more resilient than Treasuries given that municipal bond prices have not risen as much during the period. In addition, studies have suggested that fixed-income securities, as part of a diversified portfolio, can help minimize overall portfolio volatility. Remember, however, that diversification does not assure against market losses.

Particularly in these uncertain times, having professional management to actively monitor economic activity and navigate a portfolio within a changing environment can be a critical added advantage. We believe that our experience in managing assets in all market environments enables us to more effectively manage your money.

Thank you for your investment in the Smith Barney Muni Funds -- National Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Peter M. Coffey
Peter M. Coffey
Vice President and Investment Officer

April 10, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 9 through 18 for a list and percentage breakdown of the Fund's holdings.

--------
/i/The taxable equivalent yield applies to income taxation on a federal (not state and local) level. The taxable equivalent yield would be slightly lower for an investor below the federal income tax bracket of 31% and slightly higher for an investor in a higher tax bracket. Note that while interest on Treasuries is exempt from state and local income taxes, interest on municipal securities may be subject to these taxes.
/ii/The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
/iii/The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
/iv/High yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.
/v/This average is based upon a "call-adjusted" effective maturity, which factors in the date at which a bond may be called by the issuer (as an alternative to the maturity date) provided that the yield on the call date is lower than that on the maturity date. Adjusting for call refers to the consideration of whether or not a bond is callable prior to maturity and trading at a premium to face value when determining its effective maturity date.

        5 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain     Total
 Year Ended              of Year  of Year Dividends Distributions Returns/(1)+/
 ------------------------------------------------------------------------------
 3/31/03                 $13.18   $13.17    $0.76       $0.00         5.74%
 ----------------------------------------------------------------------------
 3/31/02                  13.58    13.18     0.76        0.00         2.67
 ----------------------------------------------------------------------------
 3/31/01                  12.94    13.58     0.76        0.00        11.16
 ----------------------------------------------------------------------------
 3/31/00                  13.97    12.94     0.73        0.01        (2.03)
 ----------------------------------------------------------------------------
 3/31/99                  14.16    13.97     0.75        0.21         5.50
 ----------------------------------------------------------------------------
 3/31/98                  13.60    14.16     0.80        0.16        11.47
 ----------------------------------------------------------------------------
 3/31/97                  13.67    13.60     0.79        0.00         5.41
 ----------------------------------------------------------------------------
 3/31/96                  13.32    13.67     0.81        0.00         8.83
 ----------------------------------------------------------------------------
 3/31/95                  13.35    13.32     0.84        0.00         6.38
 ----------------------------------------------------------------------------
 3/31/94                  13.81    13.35     0.86        0.06         3.17
 ----------------------------------------------------------------------------
 Total                                      $7.86       $0.44
 ----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
 Year Ended             of Year  of Year Dividends Distributions Returns/(1)+/
 -----------------------------------------------------------------------------
 3/31/03                $13.16   $13.15    $0.69       $0.00         5.25%
 ----------------------------------------------------------------------------
 3/31/02                 13.57    13.16     0.70        0.00         2.13
 ----------------------------------------------------------------------------
 3/31/01                 12.93    13.57     0.69        0.00        10.64
 ----------------------------------------------------------------------------
 3/31/00                 13.96    12.93     0.66        0.01        (2.56)
 ----------------------------------------------------------------------------
 3/31/99                 14.16    13.96     0.68        0.21         4.92
 ----------------------------------------------------------------------------
 3/31/98                 13.61    14.16     0.73        0.16        10.80
 ----------------------------------------------------------------------------
 3/31/97                 13.67    13.61     0.72        0.00         4.95
 ----------------------------------------------------------------------------
 3/31/96                 13.33    13.67     0.74        0.00         8.26
 ----------------------------------------------------------------------------
 Inception* -- 3/31/95   12.41    13.33     0.32        0.00        10.11++
 ----------------------------------------------------------------------------
 Total                                     $5.93       $0.38
 ----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                   Net Asset Value
                  -----------------
                  Beginning   End    Income   Capital Gain     Total
       Year Ended  of Year  of Year Dividends Distributions Returns/(1)+/
       ------------------------------------------------------------------
        3/31/03    $13.20   $13.20    $0.68       $0.00         5.18%
       -----------------------------------------------------------------
        3/31/02     13.59    13.20     0.68        0.00         2.13
       -----------------------------------------------------------------
        3/31/01     12.95    13.59     0.68        0.00        10.46
       -----------------------------------------------------------------
        3/31/00     13.97    12.95     0.65        0.01        (2.57)
       -----------------------------------------------------------------
        3/31/99     14.16    13.97     0.65        0.21         4.79
       -----------------------------------------------------------------
        3/31/98     13.59    14.16     0.70        0.16        10.71
       -----------------------------------------------------------------
        3/31/97     13.65    13.59     0.71        0.00         4.90
       -----------------------------------------------------------------
        3/31/96     13.32    13.65     0.74        0.00         8.13
       -----------------------------------------------------------------
        3/31/95     13.33    13.32     0.74        0.00         5.80
       -----------------------------------------------------------------
        3/31/94     13.80    13.33     0.77        0.06         2.40
       -----------------------------------------------------------------
        Total                         $7.00       $0.44
       -----------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

        6 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)


                                    Without Sales Charges/(1)/
                                    -------------------------
                                    Class A  Class B  Class L
--------------------------------------------------------------
Twelve Months Ended 3/31/03          5.74%    5.25%    5.18%
-------------------------------------------------------------
Five Years Ended 3/31/03             4.52     3.99     3.91
-------------------------------------------------------------
Ten Years Ended 3/31/03              5.76      N/A     5.12
-------------------------------------------------------------
Inception* through 3/31/03           7.10     6.41     5.41
-------------------------------------------------------------

                                    With Sales Charges/(2)/
                                    ----------------------
                                    Class A Class B Class L
-----------------------------------------------------------
Twelve Months Ended 3/31/03          1.51%   0.75%   3.16%
----------------------------------------------------------
Five Years Ended 3/31/03             3.67    3.83    3.71
----------------------------------------------------------
Ten Years Ended 3/31/03              5.33     N/A    5.02
----------------------------------------------------------
Inception* through 3/31/03           6.83    6.41    5.30
----------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                     Without Sales Charges/(1)/
-----------------------------------------------------------------
Class A (3/31/93 through 3/31/03)              75.07%
----------------------------------------------------------------
Class B (Inception* through 3/31/03)           68.53
----------------------------------------------------------------
Class L (3/31/93 through 3/31/03)              64.81
----------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.

        7 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 NATIONAL PORTFOLIO AT A GLANCE (UNAUDITED)


Value of $10,000 Invested in Class A Shares of the National Portfolio
vs. Lehman Brothers Municipal Bond Index and Lipper General Municipal Debt
Funds Average+
--------------------------------------------------------------------------------

                           March 1993 -- March 2003

                                     [CHART]

                National                                   Lipper
           Portfolio -- Class     Lehman Brothers      General Municipal
                A Shares       Municipal Bond Index    Debt Funds Average
           ------------------  --------------------    ------------------
Mar 1993        $ 9,597              $10,000                $10,000
Mar 1994          9,902               10,232                 10,187
Mar 1995         10,533               10,993                 10,824
Mar 1996         11,464               11,915                 11,608
Mar 1997         12,084               12,563                 12,162
Mar 1998         13,470               13,909                 13,465
Mar 1999         14,210               14,771                 14,127
Mar 2000         13,921               14,759                 13,794
Mar 2001         15,475               16,371                 15,168
Mar 2002         15,889               16,997                 15,585
Mar 2003         16,801               18,677                 16,881


+Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1993, assuming deduction of the 4.00% maximum initial sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains (at net asset value) through March 31, 2003. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed-rate municipal bonds selected from issues larger than $50 million issued since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper General Municipal Debt Funds Average is composed of an average of the Fund's peer group of 291 mutual funds investing in municipal securities as of March 31, 2003. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                           INDUSTRY DIVERSIFICATION*

                                    [CHART]

Education                 6.1%
Escrow to Maturity        5.7%
Hospital                 14.7%
Housing: Multi-Family    11.9%
Industrial Development    4.9%
Pollution Control         6.2%
Pre-Refunnded             3.8%
Public Facilities         6.9%
Transportation            7.7%
Water and Sewer           6.9%
Other                    25.2%


*As a percentage of total investments. These holdings are as of March 31, 2003 and are subject to change.

                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*


                               Standard   Percentage of
                       Moody's & Poor's Total Investments
                       ----------------------------------
                         Aaa     AAA           33.9%
                         Aa      AA            10.5
                          A       A            17.7
                         Baa     BBB           16.7
                         Ba      BB             2.9
                          B       B             1.1
                         Caa     CCC            0.4
                         Ca      CC             0.3
                         NR      NR            16.5
                                              -----
                                              100.0%
                                              =====


        8 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                          MARCH 31, 2003



    FACE
   AMOUNT    RATING(a)                                         SECURITY                                              VALUE
------------------------------------------------------------------------------------------------------------------------------
Education -- 6.1%
$  1,250,000 BBB+      Brookhaven, NY IDA, Civic Facility Revenue, St. Joseph's College, 6.000% due 12/1/20      $   1,344,125
   1,000,000 Aaa*      Bulloch County, GA Development Authority, Student Housing Lease Revenue,
                         (Georgia Southern University Project), AMBAC-Insured, 5.000% due 8/1/22                     1,036,140
   3,000,000 NR        Capital Projects Finance Authority, Student Housing Revenue, CAFRA Capital Corp.,
                         Florida Universities, Series A, 7.850% due 8/15/31                                          3,041,970
                       Chicago, IL Board of Education, School Reform:
   1,000,000 AAA        Series A, MBIA-Insured, 5.500% due 12/1/28                                                   1,058,500
  10,000,000 AAA        Series B-1, FGIC-Insured, zero coupon due 12/1/30                                            2,229,500
   1,000,000 Baa3*     Colorado Educational & Cultural Facilities Authority Revenue, Charter School,
                         (Bromley East Project), Series A, 7.250% due 9/15/30                                        1,067,530
                       Golden Valley Unified School District, CA, Series B, FGIC-Insured:
   1,325,000 AAA        Zero coupon due 8/1/34                                                                         247,338
     500,000 AAA        Zero coupon due 8/1/36                                                                          83,850
   1,040,000 AAA        Zero coupon due 8/1/37                                                                         162,573
   1,000,000 AAA       Lake Superior, MI State University Revenue, AMBAC-Insured, 5.500% due 11/15/21                1,081,850
   1,000,000 BBB-      New Hampshire Health & Education Facilities Authority Revenue, New Hampshire College,
                         7.500% due 1/1/31                                                                           1,085,090
   1,500,000 Ba1*      New Hampshire Higher Education & Health, Brewster Academy, 6.750% due 6/1/25                  1,538,460
   2,000,000 AA-       New York State Dormitory Authority, Lease Revenue, State University Dormitory Facilities,
                         5.375% due 7/1/18                                                                           2,184,780
                       New York State Dormitory Authority Revenue:
   3,500,000 AAA        School Districts Financing Program, Series E, 5.750% due 10/1/22                             3,889,305
   1,014,000 AA-        Unrefunded Balance, Series B, 7.500% due 5/15/11                                             1,243,255
                       Pennsylvania State Higher Educational Facilities Authority:
   1,705,000 AA         Refunding, St. Joseph's University, Radian-Insured, 5.375% due 12/15/16                      1,841,775
     985,000 Baa3*      Student Housing Revenue, (Student Association Inc. Project), Series A,
                          6.750% due 9/1/32                                                                          1,030,261
   1,000,000 BBB-      Savannah, GA EDA Revenue, (College of Art & Design Inc. Project), 6.900% due 10/1/29          1,082,230
   1,000,000 Baa3*     Student Housing Corp., TX Student Housing Revenue, (Midwestern State University
                         Project), 6.500% due 9/1/34                                                                   993,430
      10,000 AAA       Weatherford, TX ISD, PSFG, Unrefunded Balance, Capital Appreciation,
                         zero coupon due 2/15/21                                                                         3,502
   1,835,000 NR        Will County, IL Student Housing Revenue, (Joliet Junior College Project), Series A,
                         6.750% due 9/1/33                                                                           1,836,376
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    28,081,840
------------------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 5.7%
     955,000 AAA       Boston, MA Water & Sewer Revenue, Series A, 10.875% due 1/1/09+                               1,227,834
     900,000 NR        Douglas County, NE Hospital Authority No. 2, Bergan Mercy, 9.500% due 7/1/10                  1,133,541
   1,315,000 AAA       Fairmont, WV Water & Sewer Revenue, AMBAC-Insured, 9.250% due 11/1/11                         1,700,058
   1,195,000 AAA       Hillsborough County, FL Utility Refunding Revenue, 9.875% due 12/1/11                         1,592,003
     890,000 AAA       Illinois Health Facilities Authority Revenue, (Methodist Medical Center Project),
                         9.000% due 10/1/10                                                                          1,095,652
   4,040,000 AAA       Indiana Bond Bank, Special Program, Series A, AMBAC-Insured, 9.750% due 8/1/09                5,107,651
     570,000 AAA       Minneapolis, MN Hospital Revenue, St. Mary's Hospital & Rehabilitation,
                         10.000% due 6/1/13                                                                            777,434
     405,000 AAA       Montana State Board of Regents Revenue, 10.000% due 11/15/08                                    504,221
   6,295,000 AAA       Ohio State Water Development Authority Revenue, Safe Water, Series 2,
                         9.375% due 12/1/10                                                                          7,799,379
   1,025,000 AAA       Philadelphia Hospitals & Higher Education Facilities Authority, Hospital Revenue,
                         Presbyterian Medical Center, 6.650% due 12/1/19                                             1,283,085

                      See Notes to Financial Statements.

        9 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


    FACE
   AMOUNT    RATING(a)                                      SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 5.7% (continued)
$  1,045,000 AAA       Provo, UT Electric Revenue, 10.125% due 4/1/15                                      $   1,472,081
   1,750,000 AAA       Weber County, UT Hospital Revenue, St. Benedict's Hospital, 10.000% due 3/1/10+         2,266,128
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,959,067
------------------------------------------------------------------------------------------------------------------------
General Obligation -- 0.8%
   3,130,000 AAA       Cincinnati, OH City School District, School Improvement, FSA-Insured,
                         5.250% due 6/1/16 (c)                                                                 3,454,018
------------------------------------------------------------------------------------------------------------------------
Hospital -- 14.7%
   3,000,000 BBB       Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
                         6.625% due 7/1/20                                                                     3,128,160
   2,000,000 BBB-      Arkansas State Development Finance Authority, Hospital Revenue, Washington Regional
                         Medical Center, 7.375% due 2/1/29                                                     2,153,140
                       Colorado Health Facilities Authority Revenue Bonds:
   1,000,000 Baa1*      Parkview Medical Center Project, 6.500% due 9/1/20                                     1,095,690
   1,000,000 A          Vail Valley Medical Center, Series A, 6.500% due 1/15/13                               1,058,080
   3,000,000 BBB       Cuyahoga County, OH Hospital Facilities Revenue, (Canton Inc. Project),
                         7.500% due 1/1/30                                                                     3,310,140
     350,000 BB-       Green Springs, OH Health Care Facilities Revenue, (St. Francis Health Care
                         Center Project), Series A, 7.125% due 5/15/25                                           276,889
   3,000,000 BBB       Henderson, NV Health Care Facility Revenue, Catholic Healthcare West, Series A,
                         6.750% due 7/1/20                                                                     3,146,280
                       Illinois Health Facilities Authority Revenue:
     682,000 AAA        Community Provider Pooled Loan Program, FSA-Insured, 7.350% due 8/15/10                  694,112
   2,890,000 CCC        Mercy Hospital & Medical Center, 7.000% due 1/1/07                                     1,011,500
   3,000,000 A          OSF Healthcare Systems, 6.250% due 11/15/29                                            3,149,220
   1,500,000 A          Passavant Memorial Area Hospital, 6.000% due 10/1/24                                   1,540,110
   3,000,000 BBB-      Indiana Health Facility Financing Authority, Hospital Revenue, Community Foundation
                         Northwest, IN, Series A, 6.375% due 8/1/31                                            3,032,220
                       Iowa Finance Authority Revenue:
   3,000,000 AA         Catholic Health Initiatives, Series A, 6.000% due 12/1/18 (c)                          3,196,710
   3,000,000 A1*        Health Care Facilities Revenue, Genesis Medical Center, 6.250% due 7/1/25 (c)          3,167,460
   1,000,000 BBB       Klamath Falls, OR Inter-Community Hospital Authority Revenue, (Merle West Medical
                         Center Project), 6.250% due 9/1/31                                                    1,036,320
   2,880,000 BBB-      Louisiana Public Facilities Authority Revenue, (General Health Systems Project),
                         6.800% due 11/1/16                                                                    2,889,043
                       Massachusetts State Health & Educational Facilities Authority Revenue:
   1,000,000 AA         Berkshire Health System, Series E, Radian-Insured, 5.700% due 10/1/25                  1,068,140
   3,000,000 BBB        Caritas Christi Obligation, Series B, 6.750% due 7/1/16                                3,229,470
   3,000,000 AAA        INFLOS, Series G-4, AMBAC-Insured, 6.000% due 7/1/25 (d)                               3,137,730
   1,250,000 BBB        University of Massachusetts, Memorial Healthcare Inc., Series C, 6.625% due 7/1/32     1,290,238
     375,000 A3*       Minneapolis, MN Healthcare System Revenue, Allina Health System, Series A,
                         5.750% due 11/15/32                                                                     384,154
   1,000,000 A-        New Hampshire Health & Education Facilities Authority Revenue, Healthcare System,
                         Covenant Health, 6.125% due 7/1/31                                                    1,032,070
                       New Jersey Health Care Facilities Financing Authority Revenue:
     150,000 BBB-       St. Elizabeth Hospital Obligation Group, 6.000% due 7/1/27                               145,514
   2,000,000 BBB-       Trinitas Hospital Obligation Group, 7.400% due 7/1/20                                  2,201,300
     250,000 A+        New Mexico State Hospital Equipment Loan Council, Hospital Revenue, Presbyterian
                         Healthcare Services, Series A, 5.500% due 8/1/30                                        253,623

                      See Notes to Financial Statements.

        10 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


    FACE
   AMOUNT    RATING(a)                                        SECURITY                                             VALUE
----------------------------------------------------------------------------------------------------------------------------
Hospital -- 14.7% (continued)
$  4,920,000 B-        Oklahoma Development Finance Authority Refunding Revenue, Hillcrest Healthcare
                         System, Series A, 5.625% due 8/15/29                                                  $   3,568,328
   2,000,000 NR        Orange County, FL Health Facilities Authority Revenue, First Mortgage, Health Care
                         Facilities, 9.000% due 7/1/31                                                             2,051,920
   1,000,000 A         Pennsylvania State Higher Educational Facilities Authority Revenue, University of
                         Pennsylvania Medical Center Health System, Series A, 6.000% due 1/15/31                   1,033,660
   2,000,000 Aa*       Pinellas County, FL Health Facilities Authority Revenue, Baycare Health System,
                         5.500% due 11/15/33                                                                       1,985,220
   3,900,000 Aa3*      Rhode Island Health & Educational Building Corp., Refunding Revenue, Health Facilities,
                         St. Antoine Residence, Series A, 6.125% due 11/15/18 (c)                                  4,113,837
     990,000 NR        Suffolk County, NY IDA, Civic Facilities Revenue, Eastern Long Island Hospital
                         Association, Series A, 7.750% due 1/1/22                                                    992,495
   2,500,000 A-        Tarrant County, TX Health Facilities Development Corp., Hospital Revenue,
                         6.700% due 11/15/30                                                                       2,691,275
   1,000,000 A3*       University of Colorado Hospital Authority Revenue, Series A, 5.600% due 11/15/21            1,027,430
                       Wisconsin State Health & Educational Facilities Authority Revenue:
   1,000,000 A-         Agnesian Healthcare Inc., 6.000% due 7/1/30                                                1,026,020
     875,000 A          Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20                                891,319
   1,145,000 A3*        Monroe Clinic Inc., 5.375% due 2/15/22                                                     1,128,249
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  67,137,066
----------------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 11.9%
                       Bexar County, TX Housing Finance Corp., MFH Revenue:
   1,450,000 Aaa*       New Light Village, Series A1, GNMA-Collateralized, 5.900% due 2/20/38                      1,553,994
   3,000,000 A3*        Nob Hill Apartments, Refunding, Series A, 6.000% due 6/1/31                                3,059,160
   1,000,000 Aaa*       Waters at Northern Hills Apartments, Series A, MBIA-Insured, 6.050% due 8/1/36             1,079,710
   1,500,000 Aaa*      Columbia Heights, MN MFH Revenue, Crest View, Series A-1, GNMA-Collateralized,
                         6.625% due 4/20/43                                                                        1,692,885
     250,000 Aaa*      Cuyahoga County, OH MFH, Dalebridge Apartments, FHA-Insured, GNMA-Collateralized,
                         6.500% due 10/20/20 (e)                                                                     263,020
   1,000,000 Aaa*      De Kalb County, GA Housing Authority, MFH Revenue, (Snapwoods Project), Series A,
                         GNMA-Collateralized, 5.500% due 12/20/32                                                  1,030,650
                       El Paso County, TX Housing Finance Corp., MFH Revenue, Series A:
   3,000,000 A3*        American Village Communities, 6.375% due 12/1/32                                           3,081,270
   2,390,000 A3*        La Plaza Apartments, 6.750% due 7/1/30                                                     2,591,453
   1,000,000 A3*        Las Lomas Apartments, 6.375% due 12/1/29                                                   1,046,240
   4,000,000 Aaa*      Fort Worth, TX Housing Finance Corp., MFH, Villas Eastwood Terrance,
                         GNMA-Collateralized, 6.000% due 8/20/43 (c)                                               4,342,280
   1,000,000 Aaa*      Franklin County, OH Mortgage Revenue, Villas at St. Therese, Series E,
                         GNMA-Collateralized, 5.900% due 6/20/39                                                   1,077,620
   1,000,000 AAA       Grand Prairie, TX Housing Finance Corp., MFH Revenue, (Landings of Carrier Project),
                         Series A, GNMA-Collateralized, 6.750% due 9/20/32                                         1,105,720
                       Illinois Housing Development Authority, MFH Revenue:
   1,500,000 A+         Series 1991A, 8.125% due 7/1/10                                                            1,508,250
   1,830,000 AAA        Series A-1, GNMA-Collateralized, 5.750% due 12/20/32                                       1,963,004
   1,500,000 A+        Indiana State HFA, MFH Mortgage Revenue, Hunters Run, FHA-Insured,
                         7.250% due 5/1/18 (e)                                                                     1,538,355
   1,000,000 Aaa*      Louisiana Local Government Environmental Facilities and Community Development
                         Authority Revenue, Mortgage, Sharlo Apartments, Series A, GNMA-Collateralized,
                         6.500% due 6/20/37                                                                        1,124,640

                      See Notes to Financial Statements.


        11 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


    FACE
   AMOUNT    RATING(a)                                      SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 11.9% (continued)
$  1,500,000 A3*       Lubbock, TX Housing Finance Corp., MFH Revenue, Las Colinas Quail Creek Apartments,
                         Series A, 6.000% due 7/1/32                                                       $   1,520,115
   2,450,000 AAA       Maricopa County, AZ IDA, MFH Revenue Refunding, FHA-Insured, GNMA-Collateralized,
                         6.000% due 10/20/31                                                                   2,688,949
   1,865,000 AAA       Mohave County, AZ IDA, MFH, Copper Ridge Apartments, FHA-Insured,
                         7.375% due 4/1/32 (e)                                                                 1,907,727
     994,000 Aaa*      Panhandle, TX Regional Housing Finance Corp., Series A, GNMA-Collateralized,
                         6.650% due 7/20/42                                                                    1,101,869
   1,250,000 AAA       Phoenix, AZ IDA, MFH Revenue, GNMA-Collateralized, 5.950% due 11/20/36                  1,374,075
     500,000 Aa2*      Portland, OR MFH, LOC U.S. National Bank of Oregon, 6.250% due 5/1/12 (e)                 516,250
     405,000 AAA       Rogers County, OK HFA, MFH Revenue Refunding, Series A, FHA-Insured,
                         FNMA-Collateralized, 7.750% due 8/1/23                                                  405,413
   2,347,000 AAA       Seattle, WA Housing Authority, Low Income Housing Revenue, GNMA-Collateralized,
                         7.400% due 11/20/36                                                                   2,607,235
   1,000,000 A3*       Tarrant County, TX Housing Finance Corp., MFH Revenue, Westridge, Series A,
                         6.000% due 6/1/31                                                                     1,005,190
                       Texas State Affordable Housing Corp., MFH Revenue:
   2,000,000 A3*        Ashton Place & Woodstock Apartments, Series A, 6.300% due 8/1/33                       2,061,020
   3,960,000 Baa3*      Sub-HIC Arbrostone/Baybrook, Series C, 7.250% due 11/1/31                              3,911,688
   1,000,000 AA        Texas State GO, Veterans Housing Assistance, Series D, 6.450% due 12/1/20 (e)           1,049,930
   4,000,000 Baa2*     Travis County, TX Housing Finance Authority, MFH Revenue, (Lakeview Apartments
                         Project), Series A, 6.375% due 1/1/34 (c)                                             3,938,560
   1,875,000 AAA       Yuma, AZ IDA, Mortgage MFH Revenue Refunding, Series A, GNMA-Collateralized,
                         6.100% due 9/20/34 (e)                                                                2,047,331
------------------------------------------------------------------------------------------------------------------------
                                                                                                              54,193,603
------------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.1%
      40,000 Aaa*      Aurora Kane & Dupage, IL Single-Family Mortgage Revenue, Series A,
                         FHLMC/GNMA-Collateralized, 7.950% due 10/1/25 (e)                                        39,259
                       Chicago, IL Single-Family Mortgage Revenue:
   1,205,000 NR         Series A, FNMA/GNMA-Collateralized, 6.350% due 10/1/30 (e)                             1,298,978
     485,000 AAA        Series C, FNMA/FHLMC/GNMA-Collateralized, 7.000% due 3/1/32                              527,166
      75,000 Aa2*      Colorado HFA, Single-Family Program Refunding, Sr. Bonds, Series 94 D-1,
                         8.000% due 12/1/24                                                                       75,201
   1,460,000 AAA       Cowley & Shawnee Counties, KS Mortgage Revenue, Series B, AMBAC-Insured,
                         GNMA-Collateralized, zero coupon due 6/1/22 (e)                                         330,223
     120,000 AAA       Fort Worth, TX Housing Finance Corp., Single-Family Mortgage Revenue, Capital
                         Appreciation, Series A, GNMA-Collateralized, zero coupon due 6/1/21 (e)                  27,641
   1,000,000 A+        King County, WA Housing Authority Revenue Refunding, Sr. Bonds, Series A,
                         6.800% due 3/1/26                                                                     1,044,590
     195,000 Aa2*      Labette County, KS Single-Family Mortgage Revenue Refunding, Series A,
                         8.400% due 12/1/11                                                                      201,234
     895,000 AA        Massachusetts State HFA, Single-Family Mortgage Housing Revenue, Series 38,
                         7.200% due 12/1/26 (e)                                                                  932,241
                       Missouri State Housing Development Community Mortgage Revenue, Series C:
     200,000 AAA        Capital Appreciation, GNMA-Collateralized, zero coupon due 7/1/23                         46,388
     320,000 AAA        FNMA/GNMA-Collateralized, 7.450% due 9/1/27 (e)                                          347,574
     450,000 A+        New Hampshire State HFA, Single-Family Residential Mortgage, LOC Landesbank Hessen,
                         Series D, 7.250% due 7/1/15 (e)                                                         453,641
     100,000 AAA       Ohio Housing Finance Agency Residential Mortgage, Series A-2, GNMA-Collateralized,
                         6.625% due 3/1/26 (e)                                                                   103,996

                      See Notes to Financial Statements.

        12 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


    FACE
   AMOUNT    RATING(a)                                      SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.1% (continued)
$     35,000 BBB       Panhandle, TX Regional Housing Finance Corp., Single-Family Mortgage Revenue,
                         10.375% due 3/1/09                                                               $      35,146
     535,000 AA+       Pennsylvania State HFA, Single-Family Mortgage Revenue, Series 39B,
                         6.875% due 10/1/24 (e)                                                                 550,783
     835,000 AAA       Pima County, AZ Single-Family Mortgage Revenue, Series A,
                         FNMA/FHLMC/GNMA-Collateralized, 7.100% due 11/1/29 (e)                                 892,239
      80,000 AAA       Prince Georges County, MD Housing Authority, Single-Family Mortgage Revenue
                         Refunding, Series A, GNMA-Collateralized, 8.000% due 1/1/17                             84,082
     125,000 AAA       Reno County, KS Single-Family Mortgage Revenue, Series A, AMBAC-Insured,
                         zero coupon due 12/1/14                                                                 33,860
   2,065,000 Aaa*      Sedgwick & Shawnee Counties, KS Single-Family Mortgage Revenue, Series A-1,
                         GNMA-Collateralized, 6.875% due 12/1/26 (e)                                          2,259,564
      58,540 A1*       St. Bernard Parish, LA Home Mortgage Authority, Single-Family Mortgage Revenue
                         Refunding, Series A, 8.000% due 3/25/12                                                 59,122
     235,000 AAA       Travis County, TX Housing Finance Corp., Single-Family Mortgage Revenue, Series B,
                         FNMA/GNMA-Collateralized, 7.100% due 10/1/27 (e)                                       244,825
      15,000 AA        Wyoming Community Development Authority, Series B, FHA-Insured,
                         8.125% due 6/1/21 (e)                                                                   15,006
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              9,602,759
-----------------------------------------------------------------------------------------------------------------------
Industrial Development -- 4.9%
   2,500,000 NR        Alaska Industrial Development & Export Authority Revenue, Williams Lynxs
                         Alaska Cargoport, 8.125% due 5/1/31                                                  2,591,175
   5,000,000 A-        Brazos River, TX Harbor Navigation District, Brazoria County Environmental,
                         (Dow Chemical Co. Project), Series A-7, 6.625% due 5/15/33 (c)(e)                    5,131,050
   1,050,000 NR        Brookhaven, NY IDA Revenue, TDS Realty/Island ADC Income Facility, LOC Fleet Bank,
                         6.550% due 12/1/19 (e)                                                               1,146,253
   2,000,000 NR        Hillsborough County, FL IDA Exempt Facilities Revenue, National Gypsum, Series A,
                         7.125% due 4/1/30 (e)                                                                2,004,580
   1,000,000 AA        Massachusetts State Development Finance Agency Revenue, May Institute Issue,
                         Radian-Insured, 5.750% due 9/1/29                                                    1,074,070
   2,000,000 NR        Midlothian, TX Development Authority, Tax Increment Contract Revenue,
                         7.875% due 11/15/26                                                                  2,150,660
   1,000,000 AAA       New York State Urban Development Corp. Revenue, Personal Tax Income, Series C-1,
                         5.500% due 3/15/21                                                                   1,093,750
   1,640,000 AA-       Oklahoma City, OK Industrial & Cultural Facilities, Trigen Energy Corp.,
                         6.750% due 9/15/17 (e)                                                               1,647,610
   1,000,000 NR        Overland Park, KS Development Corp. Revenue, First Tier, Overland Park, Series A,
                         7.375% due 1/1/32                                                                    1,045,990
   1,000,000 A+        Rensselaer County, NY IDA, Albany International Corp., LOC Fleet Bank,
                         7.550% due 7/15/07 (e)                                                               1,147,150
   1,000,000 Ba1*      Rockbridge County, VA IDA Revenue, VA Horse Center, Series C, 6.850% due 7/15/21       1,007,390
   2,000,000 A+        West Chicago, IL IDR, (Leggett & Platt Inc. Project), 6.900% due 9/1/24 (e)            2,142,360
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             22,182,038
-----------------------------------------------------------------------------------------------------------------------
Life Care -- 3.7%
   1,500,000 BBB-      Bexar County, TX Health Facilities Development Corp. Revenue, (Army Retirement
                         Residence Project), 6.300% due 7/1/32                                                1,503,180
   2,925,000 NR        Hamilton County, OH Mortgage Revenue, Judson Care Center, Series A, FHA-Insured,
                         6.500% due 8/1/26                                                                    3,176,521

                      See Notes to Financial Statements.


        13 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


    FACE
   AMOUNT       RATING(a)                                        SECURITY                                             VALUE
-------------------------------------------------------------------------------------------------------------------------------
Life Care -- 3.7% (continued)
$  2,500,000    BBB       Illinois Development Finance Authority Health Facilities, Community Living,
                            7.125% due 3/1/10                                                                     $   2,541,950
   1,000,000    Baa2*     Indianapolis, IN Industrial EDR Refunding & Improvement, 7.625% due 10/1/22                 1,018,820
   1,000,000    A-        Lancaster County, PA Hospital Authority Revenue, Health Center, (Willow Valley
                            Retirement Project), 5.875% due 6/1/31                                                    1,019,270
   1,150,000    NR        Lancaster, PA IDA Revenue, (Garden Spot Village Project), Series A, 7.625% due 5/1/31       1,205,948
     955,000    AAA       Massachusetts State Industrial Finance Agency Revenue Refunding, Series A,
                            Chelsea Jewish, FHA-Insured, 6.500% due 8/1/37                                            1,047,415
   1,000,000    NR        Montgomery County, PA Higher Education & Health Authority Revenue, Temple
                            Continuing Care Center, 6.750% due 7/1/29 (f)                                               500,000
   2,000,000    NR        North Manchester, Industrial Revenue, (Peabody Retirement Community Project),
                            Series A, 7.125% due 7/1/22                                                               1,951,720
                          Orange County, NY IDA, Civic Facilities Revenue, (Arden Hill Life Care Center Project),
                            Series A:
   1,000,000    NR           7.000% due 8/1/21                                                                        1,011,580
   1,000,000    NR           7.000% due 8/1/31                                                                        1,004,240
   1,000,000    NR        St. Joseph, MO IDA, Healthcare Revenue, (Living Community St. Joseph Project),
                            7.000% due 8/15/32                                                                          994,940
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     16,975,584
----------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 10.3%
   5,000,000    NR        Barona Band of Mission Indians, CA, 8.250% due 1/1/20 (c)                                   5,361,050
   2,265,000    NR        Bonnet Creek Resort Community Development District, Special Assessment,
                            7.375% due 5/1/34                                                                         2,317,276
   2,500,000    Baa*      Boston, MA Industrial Development Financing Authority, (Crosstown Center Project),
                            6.500% due 9/1/35                                                                         2,479,775
     700,000    Aa2*      Breckingridge County, KY Lease Program Revenue, KY Association Counties Leasing
                            Trust, Series A, 1.200% due 2/1/32 (d)                                                      700,000
   1,950,000    NR        Century Parc Community Development District, FL Special Assessment,
                            7.000% due 11/1/31                                                                        1,994,050
                          Dauphin County, PA General Authority:
   4,000,000    NR         Hyatt Regency, 6.200% due 1/1/29                                                           3,200,640
   1,515,000    NR         Riverfront Office, 6.000% due 1/1/25                                                       1,459,672
   2,000,000    Caa2*     Galveston, TX Special Contract Revenue Refunding, (Farmland Industries Inc. Project),
                            5.500% due 5/1/15 (g)                                                                     1,000,000
   1,000,000    BBB       Gulf Coast Waste Disposal Authority, TX, Series A, 6.100% due 8/1/24                        1,000,600
   2,200,000    NR        Harrisburg, PA Redevelopment Authority, First Mortgage Office Building,
                            6.750% due 5/15/25                                                                        2,184,798
   2,000,000    A+        Houston, TX Participation Interest, 6.400% due 6/1/27                                       2,196,780
   2,000,000    A         Illinois Development Finance Authority Revenue, City of East St. Louis,
                            7.250% due 11/15/09                                                                       2,149,980
   1,500,000    AAA       Indiana Bond Bank Guaranty, State Revolving Fund, Series A, 6.875% due 2/1/12               1,656,585
   2,375,000    NR        Maryland State Economic Development Corp. Revenue, Health & Mental Hygiene
                            Program, Series A, 7.750% due 3/1/25                                                      2,502,656
   5,685,000    AAA       Mississippi Development Bank Special Obligation, Capital Projects & Equipment Program,
                            Series A, AMBAC-Insured, 5.625% due 7/1/31 (c)                                            6,348,837
   1,000,000    NR        New Morgan, PA Municipal Authority Office Revenue, (Commonwealth Office Project),
                            Series A, 6.500% due 6/1/25                                                               1,017,110
   3,500,000    NR        Reunion East Community Development District, FL Special Assessment, Series A,
                            7.375% due 5/1/33                                                                         3,555,580

                      See Notes to Financial Statements.


        14 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


    FACE
   AMOUNT    RATING(a)                                         SECURITY                                              VALUE
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 10.3% (continued)
$  3,000,000 AA        Rhode Island State Economic Development Corp. Revenue, Providence Plaza Mall,
                         Sr. Notes, Radian-Insured, 6.125% due 7/1/20 (c)                                        $   3,391,770
   2,470,000 NR        Wenonah Park Properties Inc., Bay City Hotel Revenue Bond, 7.500% due 4/1/33                  2,422,378
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    46,939,537
------------------------------------------------------------------------------------------------------------------------------
Pollution Control -- 6.2%
   1,700,000 BBB       Adams County, MS Environmental Improvement Revenue Refunding, (International
                         Paper Co. Project), Series A, 6.800% due 8/1/24 (e)                                         1,797,189
   5,000,000 Aa*       Brazos River, TX Navigation District, (BASF Corp. Project), 6.750% due 2/1/10 (c)             5,955,600
   1,000,000 BBB       De Kalb County, GA Development Authority, PCR Refunding, (General Motors Corp.
                         Project), 6.000% due 3/15/21                                                                1,025,240
   3,600,000 BBB       La Crosse, WI Resource Recovery Revenue Refunding, (Northern States Power Co.
                         Project), 6.000% due 11/1/21 (c)(e)                                                         4,065,012
   3,000,000 BBB       Lowndes County, MS Solid Waste Disposal & PCR Refunding, (Weyerhaeuser Co. Project),
                         Series A, 6.800% due 4/1/22 (c)                                                             3,432,960
   1,000,000 BBB       Mobile, AL IDB, Environmental Improvement Revenue, (International Paper Co. Project),
                         Series B, 6.450% due 5/15/19 (e)                                                            1,043,750
     500,000 NR        Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.000% due 6/1/21 (e)(f)             0
   1,000,000 BBB       Rapides, LA Finance Authority, Environmental Improvement Revenue, (International
                         Paper Co. Project), Series A, 6.550% due 11/15/23 (e)                                       1,041,910
   1,850,000 BBB       Richland, SC Solid Waste Facility, (Union Camp Project), Series B, 7.125% due 9/1/21 (e)      1,873,125
   3,000,000 NR        Rockdale County, GA Solid Waste Authority Revenue, (Visy Paper Inc. Project),
                         7.500% due 1/1/26 (e)                                                                       3,020,820
   1,945,000 A-        Saint Charles Parish, LA PCR, (Union Carbide Project), 7.350% due 11/1/22 (e)                 1,971,160
   1,130,000 A         Southwestern Illinois Development Authority, Solid Waste Disposal Revenue,
                         (Laclede Steel Co. Project), 8.500% due 8/1/20 (e)                                          1,152,690
   2,200,000 BB+       Sweetwater County, WY Solid Waste Disposal Revenue, (FMC Corp. Project), Series A,
                         7.000% due 6/1/24 (e)                                                                       1,916,728
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    28,296,184
------------------------------------------------------------------------------------------------------------------------------
Pre-Refunded (h) -- 3.8%
     500,000 NR        Illinois Health Facility Authority Revenue, United Medical Center, (Call 7/1/03 @ 100),
                         8.375% due 7/1/12                                                                             508,775
     900,000 BBB       Klamath Falls, OR Inter-Community Hospital Authority Revenue, (Merle West Medical
                         Center Project), (Call 9/1/04 @ 102), 7.100% due 9/1/24                                       991,494
   2,000,000 AAA       Massachusetts State, RITE-PA 993-R, MBIA-Insured, 5.500% due 5/1/09 (d)                       2,623,560
   2,500,000 AAA       New Jersey State Transportation Trust Fund Authority, MBIA-Insured, RITE-PA 958R,
                         6.000% due 12/15/09 (d)                                                                     3,475,850
     486,000 AA-       New York State Dormitory Authority Revenue, Series B, (Call 5/15/05 @ 100),
                         7.500% due 5/15/11                                                                            617,565
   1,310,000 BBB       North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding,
                         (Call 1/1/22 @ 100), Series A, 6.000% due 1/1/26                                            1,558,782
   1,095,000 NR        Portland, TX Community Center Sales Tax Gross Revenue, (Call 2/15/04 @ 102),
                         7.000% due 2/15/25                                                                          1,171,541
   5,000,000 AAA       Washoe County, NV GO, Reno-Sparks Convention, Series A, FSA-Insured,
                         (Call 1/1/10 @ 100), 6.400% due 7/1/29 (c)                                                  5,980,150
   1,490,000 AAA       Weatherford, TX ISD, Capital Appreciation, PSFG, (Call 2/15/10 @ 48.281),
                         zero coupon due 2/15/21                                                                       561,179
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    17,488,896
------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

        15 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


    FACE
   AMOUNT       RATING(a)                                         SECURITY                                             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Public Facilities -- 6.9%
$  2,250,000    BBB-      Austin, TX Convention Enterprises Inc., Convention Center, First Tier, Series A,
                            6.700% due 1/1/32                                                                      $   2,346,142
   2,800,000    AAA       Garden State Preservation Trust, NJ Open Space & Farmland Preservation, Series A,
                            FSA-Insured, 5.000% due 11/1/20                                                            2,938,348
   3,685,000    AA        Indianapolis, IN Local Public Improvement Bond Bank, Series D, 6.750% due 2/1/14 (c)         4,542,389
   3,000,000    AAA       Lower Colorado River Authority, TX Transmission Contract Revenue, FSA-Insured,
                            5.250% due 5/15/17 (c)                                                                     3,250,590
                          Metropolitan Pier & Exposition Authority, IL Dedicated State Tax Revenue, Capital
                            Appreciation, McCormick Place Expansion, MBIA-Insured:
   1,000,000    AAA          Series A, 5.500% due 6/15/23                                                              1,078,460
                             Series B:
   3,000,000    AAA            Zero coupon due 6/15/20                                                                 1,971,630
   3,000,000    AAA            Zero coupon due 6/15/21                                                                 1,945,650
   3,000,000    AAA       New York, NY City Transitional Finance Authority, Future Tax Secured, Series D,
                            5.250% due 2/1/18                                                                          3,243,780
   1,000,000    A         Northumberland County, PA IDA Facility Revenue, NHS Youth Services Inc., Series B,
                            ACA-Insured, 5.500% due 2/15/33                                                            1,002,520
   1,250,000    A         Pinal County, AZ IDA Correctional Facilities Contract Revenue, Florence West Prison,
                            Series A, ACA-Insured, 5.250% due 10/1/22                                                  1,272,438
   2,500,000    AAA       Summit County, CO Sports Facilities Refunding Revenue, (Keystone Resorts
                            Management Inc. Project), Ralston Purina Co. Guaranteed, 7.750% due 9/1/06                 2,942,675
   3,960,000    AA-       Tulsa, OK Public Facilities Authority, Lease Payment Revenue Refunding,
                            Assembly Center, 6.600% due 7/1/14 (c)                                                     4,851,792
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      31,386,414
-----------------------------------------------------------------------------------------------------------------------------
Tax Allocation -- 1.2%
   2,500,000    A-        Dekalb County, IN Redevelopment, (Mini-Mill Local Public Improvement Project), Series A,
                            6.500% due 1/15/14                                                                         2,673,600
   1,970,000    NR        Midlothian, TX Development Authority, Tax Increment Contract Revenue,
                            6.700% due 11/15/23                                                                        1,941,691
   1,000,000    B         Providence, RI Special Obligation, Tax Increment, Series D, 6.650% due 6/1/16                1,047,920
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       5,663,211
-----------------------------------------------------------------------------------------------------------------------------
Tobacco -- 3.5%
   2,000,000    NR        Chautauqua, NY Tobacco, Asset Securitization Corp., 6.750% due 7/1/40                        2,052,640
   5,000,000    A         Educational Enhancement Funding Corp., SD Tobacco, Series B, 6.500% due 6/1/32 (c)           4,520,550
   2,000,000    A         Golden State Tobacco Securitization Corp., CA Tobacco Settlement Revenue,
                            Series 2003 A-1, 6.250% due 6/1/33                                                         1,845,900
                          Tobacco Settlement Financing Corp.:
   2,000,000    NR         LA Revenue, RITES, Series PA 947, 5.875% due 5/15/31 (d)                                    1,235,960
   2,500,000    A          NJ, 7.000% due 6/1/41                                                                       2,391,850
   2,500,000    NR         RI, RITES-PA 1048, 6.000% due 6/1/23 (d)                                                    2,107,225
   2,000,000    NR        Tobacco Settlement Revenue, Management Authority, SC Tobacco Settlement Revenue,
                            RITES-PA 962, 6.375% due 11/15/09 (d)                                                      1,630,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      15,784,125
-----------------------------------------------------------------------------------------------------------------------------
Transportation -- 7.7%
   3,000,000    CC        Alliance Airport Authority Inc., TX Special Facilities Revenue, (American Airlines Inc.
                            Project), 7.500% due 12/1/29 (e)                                                             600,000
   3,000,000    AAA       Chicago, IL Skyway Toll Bridge Revenue, AMBAC-Insured, 5.500% due 1/1/31 (c)                 3,168,540

                      See Notes to Financial Statements.

        16 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


    FACE
   AMOUNT    RATING(a)                                        SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------------------
Transportation -- 7.7% (continued)
$  2,010,000 NR        Connecticut Development Authority, Airport Facilities Revenue, (Signature Flight Co.
                         Project), Guaranty Agreement, Series A, 6.625% due 12/1/14 (e)                       $   2,018,140
                       Connector 2000 Association Inc., Toll Road Revenue, Capital Appreciation, Sr. Bonds,
                         Series B:
  20,000,000 B-           Zero coupon due 1/1/37                                                                    295,800
  19,000,000 B-           Zero coupon due 1/1/38                                                                    243,390
   3,500,000 CC        Dallas-Fort Worth, TX International Airport Revenue, Facility Improvement Corp.
                         Revenue, American Airlines Inc., 6.375% due 5/1/35 (e)                                     612,500
   2,000,000 A-        Delaware River Joint Toll Bridge Commission, PA Bridge Revenue, 5.250% due 7/1/18          2,138,840
   3,335,000 AAA       Delaware River Port Authority PA & NJ, R-B RITE-PA 964, 5.500% due 1/1/10 (c)(d)           4,197,965
   2,000,000 NR        Kenton County, KY Airport Board, Special Facilities Revenue, (Mesaba Aviation Inc.
                         Project), Series A, 6.700% due 7/1/29 (e)                                                1,606,260
                       New Hampshire State Turnpike Systems Revenue Refunding, FGIC-Insured:
   2,500,000 AAA        Series A, 6.750% due 11/1/11                                                              2,935,500
   1,000,000 AAA        Series C, RIBS, 6.806% due 11/1/17 (d)                                                    1,268,400
   1,000,000 AAA       New Jersey State Transportation Trust Fund Authority, MBIA-Insured, RITES,
                         Series-PA 958R-B, 6.000% due 12/15/09 (d)                                                1,390,340
  10,000,000 AAA       Northwest Parkway, Public Highway Authority, CO Revenue, Capital Appreciation,
                         Sr. Bonds, Series B, AMBAC-Insured, zero coupon due 6/15/31                              1,903,300
   1,500,000 BBB-      Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue,
                         (Amtrak Project), Series A, 6.375% due 11/1/41 (e)                                       1,307,175
                       Pocahontas Parkway Association, VA Toll Road Revenue, Capital Appreciation, Sr. Bonds,
                         Series B:
  25,000,000 BB           Zero coupon due 8/15/34                                                                 1,492,750
  35,000,000 BB           Zero coupon due 8/15/35                                                                 1,909,950
   1,250,000 NR        Port Authority, NY & NJ Special Obligation Revenue, (5th Installment Special Project),
                         Series 4, 6.750% due 10/1/19 (e)                                                         1,298,063
   2,865,000 A3*       Port Longview, WA Revenue Refunding, Series A, 6.250% due 12/1/18 (e)                      3,173,188
   1,045,000 AAA       Regional Transit Authority, IL, Series C, FGIC-Insured, 7.750% due 6/1/20                  1,436,885
   2,000,000 AA-       Triborough Bridge & Tunnel Authority, NY Revenue, (Convention Center Project),
                         Series E, 7.250% due 1/1/10                                                              2,353,820
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 35,350,806
---------------------------------------------------------------------------------------------------------------------------
Utilities -- 3.6%
   1,500,000 A         Georgia Municipal Electric Authority Power Revenue, Series X, 6.500% due 1/1/12            1,772,580
     960,000 AAA       Hawaii State Department Budget & Finance, Hawaiian Electric Co., Inc., Series A,
                         MBIA-Insured, 5.650% due 10/1/27 (e)                                                     1,031,578
   1,900,000 AAA       Knoxville, TN Utilities Board Revenue, Sub Electric System Notes, 1.150% due 1/15/05       1,900,000
   1,500,000 AAA       Municipal Electric Authority, GA (Combustion Turbine Project), Series A, MBIA-Insured,
                         5.250% due 11/1/22                                                                       1,593,900
   1,000,000 A+        New York State Energy Research & Development, (Con Edison Project), Series A,
                         7.125% due 12/1/29 (e)                                                                   1,083,970
                       North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding:
   1,700,000 A          Series B, ACA-Insured, 5.750% due 1/1/24                                                  1,776,449
   2,500,000 BBB        Series D, 6.700% due 1/1/19                                                               2,775,125
   1,500,000 AAA       North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue,
                         MBIA-Insured, 5.250% due 1/1/11 (d)                                                      1,863,150
   1,235,000 AAA       Piedmont, SC Municipal Power Agency, Electric Revenue Refunding, FGIC-Insured,
                         6.750% due 1/1/20                                                                        1,544,232
   1,000,000 AAA       Utah Associated Municipal Power Systems Revenue, (Payson Power Project), Series A,
                         FSA-Insured, 5.000% due 4/1/26                                                           1,017,320
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 16,358,304
---------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

        17 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT    RATING(a)                                      SECURITY                                          VALUE
----------------------------------------------------------------------------------------------------------------------
Water and Sewer -- 6.9%
$ 5,000,000 AAA       California State Department of Water Resources Power Supply Revenue, Series A,
                        AMBAC-Insured, 5.500% due 5/1/16 (c)                                              $  5,580,700
  2,180,000 AAA       Colorado Water Resource & Power Authority, Small Water Resources Revenue, Series A,
                        FGIC-Insured, 5.375% due 11/1/20                                                     2,380,211
  2,400,000 A-        Dauphin County, PA IDA, General Water Works Corp., 6.900% due 6/1/24 (e)               3,012,960
  3,000,000 AAA       Detroit, MI Water Supply System Revenue, Series B, MBIA-Insured, 5.250% due 7/1/32     3,105,540
  5,000,000 Ba3*      Gulf Coast IDA, TX Solid Waste Disposal Revenue, (Citgo Petroleum Project),
                        8.000% due 4/1/28 (c)                                                                4,999,400
  2,500,000 NR        Michigan State Strategic Fund, Resource Recovery, Limited Obligation Revenue,
                        Central Wayne Energy Recovery, Series A, 7.000% due 7/1/27 (e)(f)                      625,000
  2,140,000 AAA       Mississippi Development Bank Special Obligation, Water & Solid Waste Management,
                        Series A, FSA-Insured, 5.375% due 2/1/22                                             2,275,034
  1,550,000 Aaa*      Paris, TX Water & Sewer Revenue, FGIC-Insured, 5.375% due 6/15/20                      1,637,389
  3,400,000 Aa3*      Port of Umatilla, OR Water Revenue, LOC ABN AMRO Bank, 6.650% due 8/1/22 (e)           3,599,546
  2,750,000 BBB       Trumbull County, OH Sewer Disposal Revenue, (General Motors Corp. Project),
                        6.750% due 7/1/14 (c)(e)                                                             3,101,670
  1,000,000 NR        Wasco County, OR Solid Waste Disposal Revenue, (Waste Connections Inc. Project),
                        7.250% due 3/1/21 (e)                                                                1,031,600
----------------------------------------------------------------------------------------------------------------------
                                                                                                            31,349,050
----------------------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $448,853,816**)                                                            $456,202,502
----------------------------------------------------------------------------------------------------------------------

(a)All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service.
(b)Bonds escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)All of a portion of this security is segregated for open futures contracts commitments.
(d)Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.
(e)Income from this issue is considered a preference item for purpose of calculating the alternative minimum tax.
(f)Security is currently in default.
(g)On July 2, 2002, the company filed for bankruptcy.
(h)Bonds escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
 +All or a portion of this security is held as collateral for open futures contracts commitments.
**Aggregate cost for Federal income tax purposes is $448,518,824.

  See pages 19 and 20 for definitions of ratings and certain security descriptions.

                      See Notes to Financial Statements.

        18 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          -- Bonds rated "AAA" have the highest rating assigned by Standard
                & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC and-- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance,
CC as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lowest degree of speculation than B, CCC and CC, the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk, exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa          -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa           -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

        19 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings of "A" and "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

A       -- Bonds rated "A" are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.
BBB     -- Bonds rated "BBB" currently have a low expectation of credit risk.
           The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
NR      -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

 SHORT-TERM SECURITY RATINGS (UNAUDITED)


SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG   --  Association of Bay Area Governors
ACA    --  American Capital Assurance
AIG    --  American International Guaranty
AMBAC  --  American Municipal Bond Assurance
           Corporation
BAN    --  Bond Anticipation Notes
BIG    --  Bond Investors Guaranty
CGIC   --  Capital Guaranty Insurance Company
CHFCLI --  California Health Facility Construction
           Loan Insurance
CONNIE
  LEE  --  College Construction Loan Association
COP    --  Certificate of Participation
EDA    --  Economic Development Authority
EDR    --  Economic Development Revenue
ETM    --  Escrowed To Maturity
FGIC   --  Financial Guaranty Insurance Company
FHA    --  Federal Housing Administration
FHLMC  --  Federal Home Loan Mortgage Corporation
FLAIRS --  Floating Adjustable Interest Rate Securities
FNMA   --  Federal National Mortgage Association
FRTC   --  Floating Rate Trust Certificates
FSA    --  Financial Security Assurance
GIC    --  Guaranteed Investment Contract
GNMA   --  Government National Mortgage Association
HDC    --  Housing Development Corporation
HFA    --  Housing Finance Authority
IDA    --  Industrial Development Authority
IDB    --  Industrial Development Board
IDR    --  Industrial Development Revenue
INFLOS --  Inverse Floaters
ISD    --  Independent School District
LEVRRS --  Leveraged Reverse Rate Securities
LOC    --  Letter of Credit
MBIA   --  Municipal Bond Investors Assurance
           Corporation
MFH    --  Multi-Family Housing
MVRICS --  Municipal Variable Rate Inverse Coupon
           Security
PCR    --  Pollution Control Revenue
PSFG   --  Permanent School Fund Guaranty
Radian --  Radian Asset Assurance
RAN    --  Revenue Anticipation Notes
RIBS   --  Residual Interest Bonds
RITES  --  Residual Interest Tax-Exempt Securities
SYCC   --  Structured Yield Curve Certificate
TAN    --  Tax Anticipation Notes
TECP   --  Tax Exempt Commercial Paper
TOB    --  Tender Option Bonds
TRAN   --  Tax and Revenue Anticipation Notes
VA     --  Veterans Administration
VRDD   --  Variable Rate Daily Demand


        20 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 2003



ASSETS:
  Investments, at value (Cost -- $448,853,816)               $456,202,502
  Cash                                                            155,541
  Interest receivable                                           8,056,952
  Receivable for securities sold                                  430,626
  Receivable for Fund shares sold                                 321,711
  Other assets                                                      1,388
-------------------------------------------------------------------------
  Total Assets                                                465,168,720
-------------------------------------------------------------------------
LIABILITIES:
  Payable to broker -- variation margin                           902,344
  Payable for Fund shares purchased                               202,566
  Management fee payable                                          187,828
  Distribution fees payable                                        30,639
  Deferred compensation payable                                     7,779
  Dividends payable                                                   168
  Accrued expenses                                                133,669
-------------------------------------------------------------------------
  Total Liabilities                                             1,464,993
-------------------------------------------------------------------------
Total Net Assets                                             $463,703,727
-------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                 $     35,211
  Capital paid in excess of par value                         462,525,674
  Undistributed net investment income                           1,101,232
  Accumulated net realized loss from security transactions
   and futures contracts                                       (8,945,750)
  Net unrealized appreciation of investments and futures
   contracts                                                    8,987,360
-------------------------------------------------------------------------
  Total Net Assets                                           $463,703,727
-------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                      27,955,759
--------------------------------------------------------------------------
  Class B                                                       4,893,887
--------------------------------------------------------------------------
  Class L                                                       2,361,552
--------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                   $13.17
--------------------------------------------------------------------------
  Class B *                                                        $13.15
--------------------------------------------------------------------------
  Class L **                                                       $13.20
--------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value
   per share)                                                      $13.72
--------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value
   per share)                                                      $13.33
-------------------------------------------------------------------------

 *Redemption price is NAV of Class B reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).
**Redemption price is NAV of Class L reduced by a 1.00% CDSC if shares are redeemed within one year from purchase.

                      See Notes to Financial Statements.


        21 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                       FOR THE YEAR ENDED MARCH 31, 2003


INVESTMENT INCOME:
 Interest                                                                       $31,257,980
------------------------------------------------------------------------------------------
EXPENSES:
 Management fee (Note 3)                                                          2,188,276
 Distribution fees (Note 3)                                                       1,214,066
 Shareholder servicing fees                                                          93,327
 Custody                                                                             77,674
 Registration fees                                                                   70,779
 Shareholder communications                                                          52,692
 Audit and legal                                                                     26,652
 Trustees' fees                                                                      11,376
 Other                                                                               10,192
------------------------------------------------------------------------------------------
 Total Expenses                                                                   3,745,034
------------------------------------------------------------------------------------------
Net Investment Income                                                            27,512,946
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)                        4,057,668
   Futures contracts                                                             (8,417,176)
------------------------------------------------------------------------------------------
 Net Realized Loss                                                               (4,359,508)
------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments and Futures Contracts:
   Beginning of year                                                              5,361,976
   End of year                                                                    8,987,360
------------------------------------------------------------------------------------------
 Increase in Net Unrealized Appreciation                                          3,625,384
------------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                                      (734,124)
------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                          $26,778,822
------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


        22 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS              FOR THE YEARS ENDED MARCH 31,


                                                                        2003          2002
-----------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                                           $  27,512,946  $ 27,436,251
   Net realized gain (loss)                                          (4,359,508 )    3,432,860
   Increase (decrease) in net unrealized appreciation                  3,625,384   (18,769,411)
-----------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                             26,778,822    12,099,700
-----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 2 AND 8):
   Net investment income                                             (26,970,923)  (27,182,743)
-----------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders         (26,970,923)  (27,182,743)
-----------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                                   58,737,804   134,088,011
   Net asset value of shares issued for reinvestment of dividends     13,205,291    13,833,392
   Cost of shares reacquired                                        (100,288,361)  (99,262,965)
-----------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions    (28,345,266)   48,658,438
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    (28,537,367)   33,575,395

NET ASSETS:
   Beginning of year                                                 492,241,094   458,665,699
-----------------------------------------------------------------------------------------------
   End of year*                                                    $ 463,703,727  $492,241,094
-----------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    $1,101,232      $841,213
-----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


        23 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The National Portfolio ("Fund") is a separate diversified investment fund of the Smith Barney Muni Funds ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and eight other separate investment funds: Florida, Georgia, Limited Term, New York, Pennsylvania, California Money Market, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, if any, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2003, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $237,127 was reclassified to paid-in capital. Net investment income, net realized loss and net assets were not affected by this adjustment; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended March 31, 2003, the Fund's paid transfer agent fees of $91,523 to CTB.

        24 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM, another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor. In addition, CGM and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2003, CGM received sales charges of approximately $319,000 and $63,000 on sales of the Fund's Class A and L shares, respectively.

In addition, for the year ended March 31, 2003, CDSCs paid to CGM were approximately:

                                                   Class A Class B Class L
--------------------------------------------------------------------------
CDSCs                                              $9,000  $85,000 $3,000
-------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 2003, total Distribution Plan fees incurred were:

                                                   Class A  Class B  Class L
-----------------------------------------------------------------------------
Distribution Plan Fees                             $588,670 $408,990 $216,406
----------------------------------------------------------------------------

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

4. Investments

During the year ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were as follows:

-----------------------------------------------
Purchases                           $204,773,683
-----------------------------------------------
Sales                                245,323,188
-----------------------------------------------

At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

------------------------------------------------
Gross unrealized
 appreciation                       $ 27,322,781
Gross unrealized depreciation        (19,639,103)
------------------------------------------------
Net unrealized appreciation         $  7,683,678
------------------------------------------------

        25 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2003, the Fund had the following open futures contracts:

                                    Number of               Basis       Market    Unrealized
To Sell                             Contracts Expiration    Value       Value        Gain
--------------------------------------------------------------------------------------------
20 Year, 6.000% U.S. Treasury Bond     875       6/03    $100,294,924 $98,656,250 $1,638,674
-------------------------------------------------------------------------------------------

6. Capital Loss Carryforward

At March 31, 2003, the Fund had, for Federal income tax purposes, approximately $4,361,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                                                             2008      2009
------------------------------------------------------------------------------
Carryforward amounts                                       $684,000 $3,677,000
------------------------------------------------------------------------------

In addition, the Fund had $2,700,658 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

7. Income Tax Information and Distributions to Shareholders

At March 31, 2003, the tax basis components of distributable earnings were:

,

-----------------------------------------------------------------------------
Undistributed tax-exempt income                                   $   671,309
-----------------------------------------------------------------------------
Accumulated capital loss                                           (4,361,338)
-----------------------------------------------------------------------------
Unrealized appreciation                                             7,683,678
-----------------------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sales, mark to market of 1,256 contracts, and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended March 31, 2003 was:

-----------------------------------------------------------------------------
Tax-exempt income                                                 $26,970,923
-----------------------------------------------------------------------------

        26 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

8. Distributions Paid to Shareholders by Class

                                      Year Ended     Year Ended
                                    March 31, 2003 March 31, 2002
-----------------------------------------------------------------
Net Investment Income
Class A                              $22,137,785    $23,161,444
Class B                                3,275,632      2,669,007
Class L                                1,557,506      1,352,292
----------------------------------------------------------------
Total                                $26,970,923    $27,182,743
----------------------------------------------------------------

9. Shares of Beneficial Interest

At March 31, 2003, the Trust had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                      Year Ended                Year Ended
                                    March 31, 2003            March 31, 2002
                               ------------------------  ------------------------
                                 Shares       Amount       Shares       Amount
----------------------------------------------------------------------------------
Class A
Shares sold                     2,427,448  $ 32,527,105   7,397,473  $100,647,845
Shares issued on reinvestment     824,698    10,990,786     870,290    11,755,749
Shares reacquired              (6,009,823)  (80,211,889) (6,196,223)  (84,039,267)
---------------------------------------------------------------------------------
Net Increase (Decrease)        (2,757,677) $(36,693,998)  2,071,540  $ 28,364,327
---------------------------------------------------------------------------------
Class B
Shares sold                     1,323,486  $ 17,673,852   1,635,029  $ 22,175,321
Shares issued on reinvestment     101,066     1,344,619      94,342     1,272,902
Shares reacquired                (910,856)  (12,111,637)   (779,115)  (10,558,551)
---------------------------------------------------------------------------------
Net Increase                      513,696  $  6,906,834     950,256  $ 12,889,672
---------------------------------------------------------------------------------
Class L
Shares sold                       636,505  $  8,536,847     826,108  $ 11,264,845
Shares issued on reinvestment      65,158       869,886      59,495       804,741
Shares reacquired                (595,401)   (7,964,835)   (343,884)   (4,665,147)
---------------------------------------------------------------------------------
Net Increase                      106,262  $  1,441,898     541,719  $  7,404,439
---------------------------------------------------------------------------------


        27 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                                2003/(1)/  2002/(1)/ 2001/(1)/    2000/(1)/   1999/(1)/
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $13.18     $13.58     $12.94      $13.97      $14.16
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                       0.77       0.77       0.76        0.74        0.74
 Net realized and unrealized gain (loss)/(2)/    (0.02)     (0.41)      0.64       (1.03)       0.03
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.75       0.36       1.40       (0.29)       0.77
---------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.76)     (0.76)     (0.76)      (0.73)      (0.75)
 Net realized gains                                 --         --         --       (0.01)      (0.21)
---------------------------------------------------------------------------------------------------
Total Distributions                              (0.76)     (0.76)     (0.76)      (0.74)      (0.96)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $13.17     $13.18     $13.58      $12.94      $13.97
---------------------------------------------------------------------------------------------------
Total Return                                      5.74%      2.67%     11.16%      (2.03)%      5.50%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $368,188   $404,803   $388,838    $363,812    $404,498
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                         0.67%      0.66%      0.68%       0.68%       0.66%
 Net investment income/(2)/                       5.76       5.67       5.75        5.59        5.21
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             43%        52%        52%         68%         61%
---------------------------------------------------------------------------------------------------

Class B Shares                                 2003/(1)/ 2002/(1)/   2001/(1)/   2000/(1)/   1999/(1)/
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $13.16     $13.57     $12.93      $13.96      $14.16
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                       0.70       0.70       0.69        0.67        0.67
 Net realized and unrealized gain (loss)/(3)/    (0.02)     (0.41)      0.64       (1.03)       0.02
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.68       0.29       1.33       (0.36)       0.69
---------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.69)     (0.70)     (0.69)      (0.66)      (0.68)
 Net realized gains                                 --         --         --       (0.01)      (0.21)
---------------------------------------------------------------------------------------------------
Total Distributions                              (0.69)     (0.70)     (0.69)      (0.67)      (0.89)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $13.15     $13.16     $13.57      $12.93      $13.96
---------------------------------------------------------------------------------------------------
Total Return                                      5.25%      2.13%     10.64%      (2.56)%      4.92%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $64,348    $57,661    $46,534     $42,872     $36,451
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                         1.18%      1.17%      1.18%       1.18%       1.16%
 Net investment income/(3)/                       5.25       5.17       5.26        5.11        4.71
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             43%        52%        52%         68%         61%
---------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.64%. Per share, ratios and supplemental data for the period prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3)Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.69, $0.40 and 5.14%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

        28 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                                   2003/(1)/  2002/(1)/    2001/(1)/    2000/(1)/    1999/(1)(2)/
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $13.20      $13.59      $12.95       $13.97        $14.16
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                        0.69        0.70        0.68         0.66          0.65
 Net realized and unrealized gain (loss)/(3)/     (0.01)      (0.41)       0.64        (1.02)         0.02
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.68        0.29        1.32        (0.36)         0.67
----------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            (0.68)      (0.68)      (0.68)       (0.65)        (0.65)
 Net realized gains                                  --          --          --        (0.01)        (0.21)
----------------------------------------------------------------------------------------------------------
Total Distributions                               (0.68)      (0.68)      (0.68)       (0.66)        (0.86)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.20      $13.20      $13.59       $12.95        $13.97
----------------------------------------------------------------------------------------------------------
Total Return                                       5.18%       2.13%      10.46%       (2.57)%        4.79%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $31,168     $29,777     $23,294      $19,434       $18,528
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                          1.24%       1.23%       1.25%        1.26%         1.24%
 Net investment income/(3)/                        5.19        5.11        5.19         5.03          4.63
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              43%         52%         52%          68%           61%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.69, $0.40 and 5.08%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 2003:

    . 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

        29 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Trustees of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the National Portfolio ("Fund") of Smith Barney Muni Funds as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP
New York, New York
May 15, 2003

        30 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers
The business and affairs of the Smith Barney Muni Funds ("Trust") -- National Portfolio ("Fund") are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund, a series of the Trust is set forth below. The Statement of Additional Information includes additional information about trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                 Number of
                                                 Term of                                       Portfolios in
                                               Office* and                                     Fund Complex         Other
                              Position(s) Held  Length of        Principal Occupation(s)        Overseen by     Trusteeships
Name, Address and Age            with Fund     Time Served       During Past Five Years           Trustee      Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:
Lee Abraham                       Trustee         Since    Retired; Former Chairman and CEO         28       Signet Group PLC
13732 LeHavre Dr.                                 1999     of Associated Merchandising
Frenchman's Creek                                          Corp., a major retail merchandising
Palm Beach Gardens, FL 33410                               organization; Former Trustee of
Age 75                                                     Galey & Lord, Liz Claiborne and
                                                           R.G. Barry Corp.

Allan J. Bloostein                Trustee         Since    President of Allan Bloostein             35       Taubman Centers Inc.
27 West 67th Street, Apt. 5FW                     1999     Associates, a consulting firm;
New York, NY 10023                                         Former Director of
Age 73                                                     CVS Corp.

Jane F. Dasher                    Trustee         Since    Controller of PBK Holdings Inc., a       28               None
Korsant Partners                                  1999     family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 53

Donald R. Foley                   Trustee         Since    Retired                                  19               None
3668 Freshwater Drive                             1985
Jupiter, FL 33477
Age 80

Richard E. Hanson, Jr.            Trustee         Since    Retired; Former Head of the New          28               None
2751 Vermont Route 140                            1999     Atlanta Jewish Community High
Poultney, VT 05764                                         School
Age 61

Dr. Paul Hardin                   Trustee         Since    Professor of Law & Chancellor            36               None
12083 Morehead                                    1994     Emeritus at the University of North
Chapel Hill, NC 27514-8426                                 Carolina
Age 71

Roderick C. Rasmussen             Trustee         Since    Investment Counselor                     28               None
9 Cadence Court                                   1985
Morristown, NJ 07960
Age 76

John P. Toolan                    Trustee         Since    Retired                                  28       Trustee John Hancock
7202 Southeast Golf Ridge Way                     1985                                                       Funds
Hobe Sound, FL 33455
Age 72

        31 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

                                                                                                Number of
                                                Term of                                       Portfolios in
                                              Office* and                                     Fund Complex       Other
                             Position(s) Held  Length of        Principal Occupation(s)        Overseen by   Trusteeships
Name, Address and Age           with Fund     Time Served       During Past Five Years           Trustee    Held by Trustee
---------------------------------------------------------------------------------------------------------------------------
Interested Trustee:
R. Jay Gerken**              Chairman,           Since    Managing Director of                     225           None
CGM                          President and       2002     Citigroup Global Markets Inc.
399 Park Avenue, 4th Floor   Chief                        ("CGM"); Chairman, President and
New York, NY 10022           Executive                    Chief Executive Officer of Smith
Age 51                       Officer                      Barney Fund Management LLC
                                                          ("SBFM"), Travelers Investment
                                                          Adviser, Inc. ("TIA") and Citi Fund
                                                          Management Inc.
Officers:
Lewis E. Daidone             Senior              Since    Managing Director of CGM;                N/A           N/A
CGM                          Vice President      1990     Director and Senior Vice President
125 Broad Street, 11th Floor and Chief                    of SBFM and TIA; Former Chief
New York, NY 10004           Administrative               Financial Officer and Treasurer of
Age 45                       Officer                      mutual funds affiliated with
                                                          Citigroup Inc.

Richard L. Peteka            Chief Financial     Since    Director and Head of Internal            N/A           N/A
CGM                          Officer and         2002     Control for Citigroup Asset
125 Broad Street, 11th Floor Treasurer                    Management U.S. Mutual Fund
New York, NY 10004                                        Administration from 1999-2002;
Age 41                                                    Vice President, Head of Mutual
                                                          Fund Administration and Treasurer
                                                          at Oppenheimer Capital from
                                                          1996-1999

Peter M. Coffey              Vice President      Since    Managing Director of CGM;                N/A           N/A
CGM                          and Investment      1999     Investment Officer of SBFM
399 Park Avenue, 4th Floor   Officer
New York, NY 10022
Age 58

Kaprel Ozsolak               Controller          Since    Vice President of CGM                    N/A           N/A
CGM                                              2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor           Secretary           Since    Managing Director of CGM;                N/A           N/A
CGM                                              1987     General Counsel and Secretary of
300 First Stamford Place                                  SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

--------
 *Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**Mr. Gerken is an "interested person" as defined in he Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


        32 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

                                 SMITH BARNEY
                                  MUNI FUNDS



                                        INVESTMENT MANAGER
           TRUSTEES                     Smith Barney Fund
           Lee Abraham                    Management LLC
           Allan J. Bloostein
           Jane F. Dasher               DISTRIBUTOR
           Donald R. Foley              Citigroup Global Markets Inc.
           R. Jay Gerken, Chairman
           Richard E. Hanson, Jr.       CUSTODIAN
           Dr. Paul Hardin              State Street Bank and
           Roderick C. Rasmussen          Trust Company
           John P. Toolan
                                        TRANSFER AGENT
           OFFICERS                     Citicorp Trust Bank, fsb.
           R. Jay Gerken                125 Broad Street, 11th Floor
           President and Chief          New York, New York 10004
           Executive Officer
                                        SUB-TRANSFER AGENT
           Lewis E. Daidone             PFPC Global Fund Services
           Senior Vice President and    P.O. Box 9699
           Chief Administrative Officer Providence, Rhode Island
                                        02940-9699
           Richard L. Peteka
           Chief Financial Officer
           and Treasurer

           Peter M. Coffey
           Vice President and
           Investment Officer

           Kaprel Ozsolak
           Controller

           Christina T. Sydor
           Secretary

   Smith Barney Muni Funds




 This report is submitted for the general information of the shareholders of Smith Barney Muni Funds --National Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY MUNI FUNDS
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



 (C)2003 Citigroup Global Markets Inc.

 Member NASD, SIPC

 FD02304 5/03                                                            03-4890

              --------------------------------------------------
                                 SMITH BARNEY
                                  MUNI FUNDS
                            LIMITED TERM PORTFOLIO
              --------------------------------------------------

            STYLE PURE SERIES  |  ANNUAL REPORT  |  MARCH 31, 2003



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Citigroup Global Markets Inc.

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

                           LETTER FROM THE CHAIRMAN

[PHOTO]
R. Jay Gerken
Chairman, President and Chief Executive Officer

Dear Shareholder,

As you know, bonds have been the financial investment of choice over the last few years. In fact, with stocks mired in a fierce bear market, investment-grade bonds have outperformed the broad equity market in each of the last three years, the first time that has happened since the dawn of the Second World War.

As the portfolio manager notes in the accompanying letter, municipal bonds and funds that focus on them have been particular investor favorites and for good reason. On an after-tax basis, municipals, which are exempt from federal income taxes, continue to offer more competitive yields than Treasuries and other bonds taxable on a federal level with comparable maturities. Although yields are subject to change, as of the period's close, the pre-tax yield on a 10-year insured municipal bond registered at 3.50% versus 3.80% on the 10-year Treasury note. However, for an investor in the 31% federal income tax bracket, a Treasury would have to yield 5.07% in order to match the municipal's yield after accounting for the effect of federal income taxes./i/ Furthermore, municipals are backed by the generally solid credit of state and local governments and by predictable revenue streams from installations, such as utility, transportation and water-and-sewer systems.

Not that there isn't cause for some concern. Municipals have experienced a strong spate of outperformance that may not be sustainable. Interest rates may be poised to rise in coming months, potentially depressing the prices of outstanding bonds. The sluggish U.S. economy has been reflected on the local level, with many states and municipalities grappling with budget deficits.

In our opinion, this is all the more reason why investing in municipal bonds with a professional fund manager is a more prudent strategy than buying these bonds directly. Fund managers can provide the diversification that is so important in managing risk. And in periods of rising interest rates, they can take steps to mitigate declining bond prices, such as shortening overall portfolio duration. In the following pages, your fund manager will explain the specific steps being taken to manage the Fund in this very dynamic climate.

        1 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

Bottom line: As an investor, you should always work with your financial adviser to design and maintain a portfolio that suits your long-term goals and appetite for risk. If tax-free income is part of that equation, municipal bonds remain an excellent choice.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R Jay Gerken
R. Jay Gerken
Chairman, President and Chief Executive Officer

April 10, 2003


        2 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

                               MANAGER OVERVIEW

[PHOTO]
PETER M. COFFEY
Vice President and
Investment Officer

Performance Review
For the twelve months ended March 31, 2003, the total return on Class A shares of the Smith Barney Muni Funds -- Limited Term Portfolio ("Fund"), without sales charges, was 7.64%. Over the same period, the total return on the broad-based Lehman Brothers Municipal Bond Index/ii/ was 9.89%, while the Fund's Lipper peer group of intermediate municipal debt funds had a total return of 8.69%./1/ However, your Fund continued to be among the leaders of its peer group in terms of the relatively high level of tax-exempt dividend income it provided throughout the period./2/ Certain investors may be subject to the federal Alternative Minimum Tax and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

A contributing factor to the Fund's underperformance, in terms of total return, was due to the more conservative investment approach we initiated in accordance with our outlook for interest rates. We believe interest rates are poised to rise in the future and given that bond prices move opposite to interest rates, we invested in issues with favorable levels of tax-exempt income with shorter durations (whose prices are less sensitive to interest rate fluctuations). We targeted higher-coupon bonds callable by their issuers prior to their final maturity, whose prices tend to be less susceptible to interest rate movements than comparable-maturity bonds without call provisions. Therefore, when rates dropped, the Fund generated comparatively lower short-term returns because of its shorter duration. However, if rates were to rise, we expect the portfolio will be less susceptible to interest rate risk.

Considering that interest rates are hovering at four-decade lows, we believe that our shorter-duration posture is a more prudent approach over the longer term. We feel that our attentiveness to capital preservation distinguishes us from those investment managers who are focused on short-term returns. We

--------
/1/ Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended March 31, 2003, calculated among 135 funds in the intermediate municipal debt fund category with reinvestment of dividends and capital gains excluding sales charges.
/2/ Source: Lipper, Inc. Refers to annualized distribution yield, which is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV as of the end of the period. The Fund's annualized distribution yield of 4.47% (Class A shares) assumes a current monthly income dividend rate of $0.0245 for 12 months. Yields of other share classes may vary. The average annualized distribution yield for the funds in this Lipper universe is 3.48%. These rates are as of March 31, 2003 and are subject to change.
    Note: The Fund seeks as high a level of current income exempt from regular and federal income taxes as is consistent with prudent investing.

        3 Smith Barney Muni Funds | 2003 Annual Report to Shareholders will remain committed to prudently seeking long-term results and competitive tax-exempt yields.

Shifts in Investor Sentiment
When the period began, lingering concerns about the integrity of corporate financial reporting practices and the strength of the U.S. economy prompted many investors to shift money into conservative investments, specifically fixed-income securities with higher credit ratings. The demand boosted prices of higher-rated municipal bonds throughout the first half of the period through the early fall, although U.S. Treasury securities generated particularly strong performances.

Following an economic report released in October that reflected a weak labor market, the Federal Reserve ("Fed")/iii/ cut short-term interest rates to a four-decade low to help stimulate the economy. (Lower rates can encourage consumers and corporations to borrow and subsequently spend more, thereby increasing economic activity.) That month investors reallocated money from investment-grade municipal bonds into stocks and other riskier assets such as corporate high-yield bonds,/iv/ anticipating that the economy would improve and help strengthen companies' credit profiles. As stocks surged in price during the October-to-November period, municipal bonds collectively retreated amid outflows of cash from municipal bond funds.

As concerns about Iraq and the economy resurfaced, investors again gravitated to higher-rated bond issues. In December, the Lehman Brothers Municipal Bond Index returned 2.11%, reflecting its second-best monthly return since January 2001. Throughout the final quarter of the Fund's fiscal period, municipal bonds continued to fluctuate but, on a total return basis, finished in positive territory and outperformed many of their taxable brethren on an after-tax basis.

Impact of New Bond Supplies
Declining tax receipts significantly reduced many municipalities' revenues. Consequently, many municipalities aggressively borrowed throughout the period by issuing new bonds. In fact, more than $357 billion of municipal bonds were issued last year (a new annual record), a pace that continued through the first quarter of 2003. Although the market absorbed these issues with relative ease and municipal bond prices advanced, these hefty supplies dampened their returns as the market had to assimilate this large supply. This contributed to the municipal market's more muted performance versus U.S. Treasuries. As a result, municipal and Treasury yields moved closer to parity.

        4 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

As of March 31st, the yield on a 10-year municipal bond was equivalent to nearly 94% of that on a comparable-maturity Treasury, compared to levels below 85% earlier in the period. Given the favorable tax-treatment on municipal bond interest, we considered the yields on municipal bonds as of the period's close to be at compelling levels relative to Treasuries.

Given that a significant amount of new bonds were issued by municipalities to refinance their older higher-yielding bonds, we anticipate that new issuance activity will begin to taper off once interest rates have risen to a reasonable extent.

Economic and Interest Rate Outlook
During the past two years, the bond markets have been driven higher to a large extent by rate reductions triggered by the Fed, as bond prices move opposite to interest rate movements. (When rates drop, the expectation is that newer bonds will be issued at lower rates, which make the outstanding bonds more valuable.) Since May 2000, the Fed has repeatedly cut short-term rates from 6.50% to the current level of 1.25%.

Going forward through 2003 and 2004 (the latter being a presidential-election year), we believe that fiscal stimulus policies such as taxation measures put into place by Congress and the Bush Administration will play a greater role in influencing the direction of the economy and bond markets. If these policy decisions are successfully implemented, which we believe will be the case, the economic climate should improve later this year and into 2004. Once economic activity gains sufficient momentum, we believe the Fed may be inclined to raise its interest rate targets to at least take back some of the aggressive easing it had undertaken earlier to help offset economic weakness.

Current Investment Approach
With interest rates and bond market yields at or near four-decade lows, we would rather err on the side of caution in structuring the portfolio's interest rate risk profile. In the current environment, we think that the most likely direction for a meaningful change in market levels is toward higher rates. To help minimize fluctuations in the Fund that may occur in a rising rate environment, we employed several approaches to shorten duration, as indicated below. While using these techniques slightly hampered relative performance of the portfolio when rates dropped, they should benefit the portfolio should rates rise.

   . Shortening maturities. Given that bonds with longer maturities are typically more sensitive to interest rate movements, in order to minimize fluctuations in the Fund that may occur if rates were to rise, we reduced

        5 Smith Barney Muni Funds | 2003 Annual Report to Shareholders the portfolio's average call-adjusted effective maturity/v/ from 9.57 years at the beginning of the period to 7.74 years as of the period's close.

   . Targeting bonds with higher coupons and selling those with lower coupons
     (the fixed interest rate the issuer promises to pay to the bondholder until maturity). We will also continue to selectively seek higher-coupon bonds issued during previous periods when rates were higher because their coupons would be more in line with those on bonds issued in the future if interest rates and yields were to rise. These issues may be more resilient than lower-coupon issues if rates rise. (These higher-coupon bonds are also referred to as "premium" bonds because they trade at premiums to their face value amount payable at maturity, due to their favorable interest rates.)

     Given the wide margin between yields on short and long-term municipal securities, as a result of yields on shorter and intermediate-term issues having declined far more than those on longer-term bonds, we focused on higher-coupon bonds with somewhat longer maturities that are callable (meaning, they can be redeemed by the issuer at specified dates prior to the maturity date). Since prevailing interest rates are lower than the original coupons of these bonds, the likelihood is that issuers will redeem these bonds at their first available call date so they can issue new bonds at a lower cost. In effect, these bonds tend to trade more in line with their expected call dates rather than their final maturities, thus making them less sensitive to rising rates than similar bonds without call provisions. For example, over half of the issues in the Fund had maturities ranging from 12 to 18 years, but these bonds are typically priced to 10-year or shorter calls. This strategy enabled us to significantly reduce the market sensitivity of the portfolio while obtaining a much greater proportion of the higher yields associated with longer-maturity bonds than would have been available had we simply invested in issues with much shorter maturities.

   . Selling futures to help hedge against interest rate risk. We plan to continue to maintain a short position in U.S. Treasury futures, which are exchange-traded contracts that may be used for hedging purposes, to help reduce fluctuations in the net asset value of the Fund that may occur in a rising rate environment.

Fund's Credit Composition
Although the Fund maintained a fair amount of exposure to general obligation bonds, most of these issues were backed by an insurer. To seek enhanced tax-exempt income and diversification, the Fund maintained significant exposure to the hospital sector, issues backed by school districts and essential service revenue

        6 Smith Barney Muni Funds | 2003 Annual Report to Shareholders bonds to finance public works, such as water-and-sewer and transportation systems, which are supported directly by the operating revenues of these systems. The hospital sector performed more favorably than many other sectors, although it came under slight pressure toward the end of the reporting period as government-funded reimbursement programs became less accommodative. When investing in medium-grade issues, we targeted those bonds where we believed that we were being appropriately paid to assume a reasonable amount of credit risk in exchange for higher potential rewards. While many municipalities are still facing economic challenges, we believe the Fund is well diversified in terms of its credit and maturity composition for the long term.

Given the combination of monetary and fiscal stimulus working its way into the system, we believe the economy will strengthen moving into the second half of this year. Rather than stretching to position your portfolio for any short-term economic weakness when there is little extra income to be gained, we believe it more prudent to be early in preparing for a more sustained economic recovery on the horizon.

Municipals: Competitively Positioned
In the current market, we feel that investors can get a little more bang for their buck than usual by investing in municipal bonds versus their taxable bond counterparts. For example, although yields are subject to change, as of the period's close, the pre-tax yield on a 10-year insured municipal bond registered at 3.50% versus 3.80% on the 10-year Treasury note. However, for an investor in the 31% federal income tax bracket, a Treasury would have to yield 5.07% in order to match the municipal's yield after accounting for the effect of federal income taxes.

In addition to offering favorable after-tax yields versus Treasuries, if interest rates rise, investment-grade municipals may prove more resilient than Treasuries given that municipal bond prices have not risen as much during the period. In addition, studies have suggested that fixed-income securities, as part of a diversified portfolio, can help minimize overall portfolio volatility. Remember, however, that diversification does not assure against market losses.

Particularly in these uncertain times, having professional management to actively monitor economic activity and navigate a portfolio within a changing environment can be a critical added advantage. We believe that our experience in managing assets in all market environments enables us to more effectively manage your money.

        7 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

Thank you for your investment in the Smith Barney Muni Funds -- Limited Term Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Peter M. Coffey

Peter M. Coffey
Vice President and Investment Officer

April 10, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 13 through 30 for a list and percentage breakdown of the Fund's holdings.

--------
/i/ The taxable equivalent yield applies to income taxation on a federal (not state and local) level. The taxable equivalent yield would be slightly lower for an investor below the federal income tax bracket of 31% and slightly higher for an investor in a higher tax bracket. Note that while interest on Treasuries is exempt from state and local income taxes, interest on municipal securities may be subject to these taxes.
/ii/ The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
/iii/ The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
/iv/ High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.
/v/ This average is based upon a "call-adjusted" effective maturity, which factors in the date at which a bond may be called by the issuer (as an alternative to the maturity date) provided that the yield on the call date is lower than that on the maturity date. Adjusting for call refers to the consideration of whether or not a bond is callable prior to maturity and trading at a premium to face value when determining its effective maturity date.

        8 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                                          Net Asset Value
                                         -----------------
                                         Beginning   End    Income      Total
Year Ended                                of Year  of Year Dividends Returns/(1)+/
----------------------------------------------------------------------------------
3/31/03                                    $6.40    $6.57    $0.31       7.64%
----------------------------------------------------------------------------------
3/31/02                                     6.51     6.40     0.35       3.70
----------------------------------------------------------------------------------
3/31/01                                     6.36     6.51     0.35       8.06
----------------------------------------------------------------------------------
3/31/00                                     6.78     6.36     0.32      (1.46)
----------------------------------------------------------------------------------
3/31/99                                     6.76     6.78     0.33       5.29
----------------------------------------------------------------------------------
3/31/98                                     6.54     6.76     0.34       8.66
----------------------------------------------------------------------------------
3/31/97                                     6.61     6.54     0.35       4.30
----------------------------------------------------------------------------------
3/31/96                                     6.54     6.61     0.36       6.65
----------------------------------------------------------------------------------
3/31/95                                     6.55     6.54     0.37       5.69
----------------------------------------------------------------------------------
3/31/94                                     6.68     6.55     0.37       3.65
----------------------------------------------------------------------------------
Total                                                        $3.45
----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                                           Net Asset Value
                                         -------------------
                                         Beginning    End     Income     Total
Period Ended                             of Period of Period Dividend Return/(1)+/
----------------------------------------------------------------------------------
Inception* - 3/31/03                       $6.57     $6.57    $0.07      1.07%++
----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                                         Net Asset Value
                                        -----------------
                                        Beginning   End    Income      Total
Year Ended                               of Year  of Year Dividends Returns/(1)+/
---------------------------------------------------------------------------------
3/31/03                                   $6.41    $6.58    $0.27       6.99%
---------------------------------------------------------------------------------
Inception* - 3/31/02                       6.46     6.41     0.09       0.58++
---------------------------------------------------------------------------------
Total                                                       $0.36
---------------------------------------------------------------------------------


       9    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS O SHARES/(2)/


                                          Net Asset Value
                                         -----------------
                                         Beginning   End    Income      Total
Year Ended                                of Year  of Year Dividends Returns/(1)+/
----------------------------------------------------------------------------------
3/31/03                                    $6.41    $6.58    $0.30       7.38%
----------------------------------------------------------------------------------
3/31/02                                     6.52     6.41     0.33       3.48
----------------------------------------------------------------------------------
3/31/01                                     6.37     6.52     0.33       7.82
----------------------------------------------------------------------------------
3/31/00                                     6.79     6.37     0.30      (1.69)
----------------------------------------------------------------------------------
3/31/99                                     6.76     6.79     0.31       5.04
----------------------------------------------------------------------------------
3/31/98                                     6.54     6.76     0.32       8.36
----------------------------------------------------------------------------------
3/31/97                                     6.61     6.54     0.34       4.10
----------------------------------------------------------------------------------
3/31/96                                     6.54     6.61     0.34       6.45
----------------------------------------------------------------------------------
3/31/95                                     6.54     6.54     0.35       5.51
----------------------------------------------------------------------------------
3/31/94                                     6.68     6.54     0.35       3.15
----------------------------------------------------------------------------------
Total                                                        $3.27
----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                                          Net Asset Value
                                         -----------------
                                         Beginning   End    Income      Total
Year Ended                                of Year  of Year Dividends Returns/(1)+/
----------------------------------------------------------------------------------
3/31/03                                    $6.40    $6.57    $0.32       7.83%
----------------------------------------------------------------------------------
3/31/02                                     6.51     6.40     0.36       3.89
----------------------------------------------------------------------------------
3/31/01                                     6.36     6.51     0.36       8.26
----------------------------------------------------------------------------------
3/31/00                                     6.78     6.36     0.33      (1.31)
----------------------------------------------------------------------------------
Inception* - 3/31/99                        6.82     6.78     0.14       1.46++
----------------------------------------------------------------------------------
Total                                                        $1.51
----------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


      10    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)


                                                                Without Sales Charges/(1)/
                                                      ---------------------------------------------
                                                      Class A  Class B   Class L Class O/(2)/ Class Y
-----------------------------------------------------------------------------------------------------
Twelve Months Ended 3/31/03                             7.64%    N/A      6.99%      7.38%      7.83%
-----------------------------------------------------------------------------------------------------
Five Years Ended 3/31/03                                4.59     N/A       N/A       4.35       N/A
-----------------------------------------------------------------------------------------------------
Ten Years Ended 3/31/03                                 5.18     N/A       N/A       4.92       N/A
-----------------------------------------------------------------------------------------------------
Inception* through 3/31/03                              6.13    1.07%++   5.90       5.04       4.53
-----------------------------------------------------------------------------------------------------

                                                                 With Sales Charges/(3)/
                                                      ---------------------------------------------
                                                      Class A  Class B   Class L Class O/(2)/ Class Y
-----------------------------------------------------------------------------------------------------
Twelve Months Ended 3/31/03                             5.50%    N/A      6.99%      5.40%      7.83%
-----------------------------------------------------------------------------------------------------
Five Years Ended 3/31/03                                4.16     N/A       N/A       4.13       N/A
-----------------------------------------------------------------------------------------------------
Ten Years Ended 3/31/03                                 4.96     N/A       N/A       4.81       N/A
-----------------------------------------------------------------------------------------------------
Inception* through 3/31/03                              5.97   (3.93)%++  5.90       4.93       4.53
-----------------------------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                          Without Sales Charges/(1)/
--------------------------------------------------------------------
Class A (3/31/93 through 3/31/03)                       65.71%
--------------------------------------------------------------------
Class B (Inception* through 3/31/03)                     1.07
--------------------------------------------------------------------
Class L (Inception* through 3/31/03)                     7.61
--------------------------------------------------------------------
Class O (Inception* through 3/31/03)/(2)/               61.68
--------------------------------------------------------------------
Class Y (Inception* through 3/31/03)                    21.43
--------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and O shares.
(2) On December 19, 2001, Class L shares were renamed Class O shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and O shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. In addition, Class O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.
 * Inception dates for Class A, B, L, O and Y shares are November 28, 1988, January 13, 2003, December 19, 2001, January 5, 1993 and November 12, 1998, respectively.
  + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


        11 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                Value of $10,000 Invested in Class A Shares of
                        the Limited Term Portfolio vs.
                     Lehman Brothers Municipal Bond Index,
                 Lehman Brothers Municipal 10-Year Bond Index
             and Lipper Intermediate Municipal Debt Funds Average+

--------------------------------------------------------------------------------

                           March 1993 -- March 2003

                                    [CHART]

           Limited          Lehman             Lehman             Lipper
             Term           Brothers          Brothers         Intermediate
           Portfolio     Municipal Bond   Municipal 10-Year    Municipal Debt
        Class A Shares       Index++          Bond Index++     Funds Average
        --------------   --------------   -----------------    -------------
3/93      $ 9,795           $10,000          $10,000              $10,000
3/94       10,551            10,232           10,282               10,290
3/95       10,730            10,993           11,054               10,883
3/96       11,443            11,915           12,035               11,642
3/97       11,936            12,563           12,663               12,161
3/98       12,969            13,909           13,978               13,173
3/99       13,656            14,771           14,855               13,844
3/00       13,457            14,759           15,078               13,777
3/01       14,541            16,371           16,700               15,030
3/02       15,078            16,997           17,283               15,490
3/03       16,231            18,677           19,046               16,833


+Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1993, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 6, 1994, afterwards at net asset value) and capital gains, if any, at net asset value through March 31, 2003. The Lehman Brothers Municipal 10-Year Bond Index (consisting of maturities of 10 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. The Lipper Intermediate Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (135 funds as of March 31, 2003). Each Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
++It is the opinion of the management that the Lehman Brothers Municipal Bond
  Index more accurately reflects the current composition of the Fund rather than Lehman Brothers Municipal 10-Year Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index will be used as the basis of comparison of total return performance rather than the Lehman Brothers Municipal 10-Year Bond Index.


      12    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                          MARCH 31, 2003


   FACE
  AMOUNT      RATING(a)                             SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------------
Cogeneration Facilities -- 0.3%
$2,000,000    NR        Klamath Falls, OR Electric Revenue, Sr. Lien, (Klamath
                         Cogeneration Project), 5.750% due 1/1/13                        $   1,977,800
---------------------------------------------------------------------------------------------------
Education -- 11.0%
 1,000,000    Aa2*      Arizona Educational Loan Marketing Corp., Education Loan
                         Revenue Bonds, 6.375% due 9/1/05 (b)                                1,015,170
 4,000,000    AAA       Arizona School Facilities Board Revenue, State School
                         Improvement Revenue, 5.250% due 7/1/18 (c)                          4,408,960
 1,000,000    AAA       Arizona State University Revenues, Revenue Bonds,
                         FGIC-Insured, 5.500% due 7/1/21                                     1,090,670
 3,000,000    NR        Capital Projects Finance Authority, FL Student Housing Revenue,
                         Cafra Capital Corp., Series A, 7.750% due 8/15/20                   3,061,620
 1,000,000    AAA       Carman-Ainsworth, MI Community School District GO,
                         FGIC-Insured, 5.500% due 5/1/19                                     1,094,090
 2,500,000    Aaa*      Central Bucks, PA School District GO, FGIC-Insured,
                         5.500% due 5/15/19                                                  2,739,975
 1,070,000    A         Chester County, PA School Authority, School Lease Revenue,
                         5.375% due 6/1/17                                                   1,180,039
 1,775,000    AAA       Chippewa Valley, MI Schools Administration Building,
                         Q-SBLF-Insured, 5.500% due 5/1/18                                   1,951,826
 3,000,000    AAA       Clark County, NV School District GO, Building and Renovation,
                         Series B, FGIC-Insured, 5.250% due 6/15/17                          3,262,320
 1,025,000    Baa3*     Colorado Educational & Cultural Facilities Authority Revenue,
                         Charter School, (Bromley East Project), Series A,
                         7.000% due 9/15/20                                                  1,065,293
 3,000,000    Aaa*      Cook Kane Lake & McHenry Counties, IL Community College,
                         District No. 512, William Rainey Harper College, Series A,
                         5.500% due 12/1/15 (c)                                              3,359,340
 1,225,000    AAA       District of Columbia Revenue, Georgetown University, Capital
                         Appreciation Bonds, Series A, MBIA-Insured,
                         zero coupon due 4/1/19                                                541,082
 1,000,000    AAA       Fort Bend, TX GO, ISD, PSFG, 5.500% due 2/15/16                      1,101,300
                        Greenville County, SC School District Installment Purchase
                         Revenue, Building Equity Sooner for Tomorrow:
 1,000,000    AA-          5.875% due 12/1/19                                                1,103,280
 3,000,000    AA-          6.000% due 12/1/21                                                3,321,450
 2,500,000    AA        Hillsborough County, FL Educational Facilities Authority Revenue
                         Refunding, (University Tampa Project), Radian-Insured,
                         5.750% due 4/1/18                                                   2,779,450
 3,500,000    AAA       Hillsborough County, FL School District Sales Tax Revenue,
                         AMBAC-Insured, 5.375% due 10/1/15                                   3,891,615
 1,000,000    AAA       Lawrence Township, IN Metropolitan School District, First
                         Mortgage, IBC/MBIA-Insured, 6.750% due 7/5/13                       1,255,340
 1,410,000    Aaa*      Logan Hocking, OH Local School District GO, Construction &
                         Improvement, MBIA-Insured, 5.500% due 12/1/16                       1,574,392


                      See Notes to Financial Statements.


        13 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT   RATING(a)                             SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
Education -- 11.0% (continued)
$4,000,000 NR        Los Angeles, CA Unified School District, RITE PA-1118,
                      MBIA-Insured, 9.185% due 1/1/11 (c)(d)                          $   4,881,120
                     Massachusetts State Health & Educational Facilities
                      Authority Revenue:
 1,000,000 AAA          Harvard University, Series Z, 5.000% due 1/15/16                  1,060,060
 1,300,000 AAA          University of Massachusetts, Series C, 5.500% due 10/1/18         1,450,605
 3,515,000 Aaa*      Midlothian, TX ISD, Capital Appreciation Bonds, PSFG,
                      zero coupon due 2/15/17                                             1,624,141
 1,075,000 AAA       Mishawaka, IN School Building Corp., First Mortgage,
                      AMBAC-Insured, 5.500% due 7/15/18                                   1,182,898
   900,000 AAA       New Hampshire Health & Education Facilities Authority Revenue,
                      University System of New Hampshire, AMBAC-Insured,
                      5.375% due 7/1/16                                                     989,955
                     New York State Dormitory Authority Revenue:
 1,000,000 AAA         Columbia University, Series B, 5.250% due 7/1/17                   1,103,880
 1,780,000 AA          Marymount Manhattan College, Radian-Insured,
                        6.375% due 7/1/14                                                 2,080,126
                       School Districts Financing Programs, MBIA-Insured:
 2,500,000 AAA          Series D, 5.500% due 10/1/17                                      2,808,525
 1,500,000 AAA          Series H, 5.500% due 10/1/17                                      1,676,295
 1,715,000 AAA         State University Educational Facilities, MBIA-Insured,
                        6.000% due 5/15/15                                                1,998,712
 1,330,000 A         North Forest ISD, ACA-Insured, 6.500% due 8/15/17                    1,598,115
 1,940,000 AA        Pennsylvania State Higher Educational Facilities Authority
                      Revenue Refunding, St. Joseph's University, Radian-Insured,
                      5.500% due 12/15/15                                                 2,128,781
                     Radford Court Properties, WA Student Housing Revenue,
                       MBIA-Insured:
 1,695,000 AAA          6.000% due 6/1/17                                                 1,952,386
 1,000,000 AAA          5.375% due 6/1/19                                                 1,069,010
 1,425,000 AAA       Ritenour School District, GO Direct Deposit Program,
                      FSA-Insured, 5.250% due 3/1/17                                      1,552,908
 1,320,000 BBB-      Savannah, GA EDA, (College of Art & Design Inc. Project),
                      6.200% due 10/1/09                                                  1,474,255
 1,000,000 Baa3*     Texas State Student Housing Corp., Student Housing Revenue,
                      (Midwestern State University Project), 6.500% due 9/1/22            1,007,450
 2,000,000 AAA       Texas Technical University Revenues Financing System, Seventh
                      Series, MBIA-Insured, 5.500% due 8/15/18                            2,193,820
 1,960,000 AAA       University of Akron, OH General Receipts Bonds,
                      AMBAC-Insured, 5.250% due 1/1/17                                    2,099,376
 1,085,000 AAA       University of Iowa Facilities Corp., (Medical Education & Biomed
                      Research Facilities Project), AMBAC-Insured,
                      5.375% due 6/1/18                                                   1,163,771


                      See Notes to Financial Statements.


        14 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT   RATING(a)                           SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Education -- 11.0% (continued)
$2,000,000 AAA       University of Texas Revenues Financing System, Series B,
                      5.375% due 8/15/18                                           $   2,177,480
 1,000,000 AAA       Utah State Board of Regents, Utah State University Hospital,
                      MBIA-Insured, 5.500% due 8/1/18                                  1,091,970
------------------------------------------------------------------------------------------------
                                                                                      80,162,851
------------------------------------------------------------------------------------------------
Escrowed to Maturity (e) -- 10.3%
    60,000 AAA       Arkansas Housing Development Agency, Single-Family
                      Mortgage, FHA/VA-Insured, 8.375% due 7/1/10                         72,820
 2,315,000 AAA       Boston, MA Water & Sewer Community Revenue,
                      10.875% due 1/1/09++                                             2,976,372
    45,000 AAA       Brownsville, TX Utility System Revenue, 9.400% due 1/1/13            59,890
   190,000 Aaa*      Camarillo, CA Hospital Revenue, Pleasant Valley Hospital
                      Building Corp., 9.700% due 12/15/07                                228,218
 1,215,000 AAA       Charleston, SC Waterworks & Sewer Revenue,
                      10.375% due 1/1/10                                               1,583,862
    95,000 AAA       Chillicothe, MO Electric Revenue, AMBAC-Insured,
                      10.250% due 9/1/06                                                 108,064
 1,110,000 NR        Colorado Health Facilities Authority, Weld County General
                      Hospital Project, 9.375% due 7/1/09                              1,369,385
 2,845,000 AAA       Duncanville, TX Hospital Authority, (Methodist Hospitals of
                      Dallas Project), 9.000% due 1/1/10 (c)                           3,538,298
   510,000 AAA       Erie County, OH Hospital Improvement Revenue, Sandusky
                      Memorial Hospital, 8.750% due 1/1/06                               571,022
   175,000 AAA       Farmington, NM Utilities Systems Revenue, AMBAC-Insured,
                      9.875% due 1/1/08                                                  209,774
 1,430,000 NR        Franklin County, OH Hospital Revenue, (Children's Hospital
                      Project), 10.375% due 6/1/13                                     1,954,610
   345,000 Aaa*      Greeneville, TN Health & Educational Facilities Board,
                      Hospital Revenue, Southern Adventist Health System,
                      8.700% due 10/1/09                                                 419,420
   275,000 AAA       Houston, TX Airport System Revenue, 9.500% due 7/1/10               353,592
    25,000 Aaa*      Idaho Falls, ID Electric Revenue, 10.250% due 4/1/06                 28,189
   695,000 AAA       Illinois Educational Facilities Authority Revenue, Chicago
                      Osteopathic Medical, Series A, 8.750% due 7/1/05                   755,778
                     Illinois Health Facilities Authority Revenue:
   805,000 AAA         Methodist Medical Center of Illinois Project,
                        9.000% due 10/1/10                                               991,011
    65,000 A           Victory Memorial Hospital Association Project,
                        7.500% due 10/1/06                                                71,961
   810,000 AAA       Indiana Bond Bank, Special Program, Series A, AMBAC-Insured,
                      9.750% due 8/1/09                                                1,024,059
 2,760,000 AAA       Jacksonville Beach, FL Utility Revenue, 7.900% due 10/1/14        3,498,383
   230,000 NR        Lafayette, LA Public Trust Financing Authority, Single-Family
                      Mortgage Revenue, FHA-Insured, 7.200% due 4/1/10                   264,638


                      See Notes to Financial Statements.


        15 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT   RATING(a)                             SECURITY                                  VALUE
-------------------------------------------------------------------------------------------------------
Escrowed to Maturity (e) -- 10.3% (continued)
$  990,000 AAA       Lake County, OH Hospital Improvement Revenue, (Lake County
                      Memorial Hospitals Project), 8.625% due 11/1/09                  $   1,197,722
   340,000 AAA       Lima, OH Hospital Revenue, St. Rita's Medical Center,
                      7.500% due 11/1/06                                                     378,522
   415,000 NR        Los Angeles, CA COP, Hollywood Presbyterian Medical Center,
                      9.625% due 7/1/13                                                      559,383
   500,000 AAA       Louisiana Public Facilities Hospital Authority Revenue, (Southern
                      Baptist Hospital Inc. Project), Aetna-Insured,
                      8.000% due 5/15/12                                                     618,745
   105,000 Aaa*      Loveland, CO GO, 8.875% due 11/1/05                                     116,922
   870,000 AAA       Madison County, IN Hospital Facilities Authority Revenue,
                      (Community Hospital Anderson Project), 9.250% due 1/1/10             1,091,615
                     Maricopa County, AZ Hospital Revenue:
   140,000 AAA         Intercommunity Healthcare, (Sun City Project),
                        8.625% due 1/1/10                                                    171,821
                       St. Luke's Medical Center:
 1,495,000 AAA          8.750% due 2/1/10                                                  1,849,091
   150,000 AAA          10.250% due 2/1/11                                                   198,818
   750,000 AAA       Massachusetts State Port Authority Revenue,
                      13.000% due 7/1/13                                                   1,164,967
 3,765,000 AAA       Mobile, AL GO, 10.875% due 11/1/07                                    4,615,099
   100,000 AAA       Montana State University Revenue, MBIA-Insured,
                      10.000% due 11/15/08                                                   124,499
                     Muscatine, IA Electric Revenue:
   130,000 AAA         9.500% due 1/1/04                                                     137,999
 4,295,000 AAA         9.700% due 1/1/13                                                   5,834,156
    45,000 BBB-      Nevada, MO Waterworks System Revenue,
                      10.000% due 10/1/07                                                     54,013
   475,000 AAA       New Jersey Health Care Facilities Financing Authority,
                      Hackensack Hospital, 8.750% due 7/1/09                                 566,946
                     New Jersey State Turnpike Authority Revenue:
   725,000 AAA         6.750% due 1/1/09                                                     815,154
   345,000 AAA         6.000% due 1/1/14                                                     398,244
 3,720,000 AAA       North Carolina Municipal Power Agency No. 1, Catawba Electric
                      Revenue, 10.500% due 1/1/10++                                        4,876,139
                     Ohio State Water Development Authority Revenue:
 7,600,000 AAA         9.375% due 12/1/10 (c)                                              9,416,248
 1,955,000 AAA         Safe Water, Series 3, 9.000% due 12/1/10                            2,299,999
    90,000 AAA       Owensboro, KY Electric, Light & Power Revenue,
                      10.500% due 1/1/04                                                      96,203
 1,121,000 AAA       Pima County, AZ Hospital Revenue, Tucson Medical Center,
                      10.375% due 4/1/07                                                   1,309,137
 1,480,000 NR        Pittsburgh, PA Public Parking Authority, Parking Revenue,
                      St. Francis General Hospital, 6.625% due 10/1/12                     1,734,027


                      See Notes to Financial Statements.


        16 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT   RATING(a)                            SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
Escrowed to Maturity (e) -- 10.3% (continued)
                     Provo, UT Electric Revenue:
$1,055,000 AAA         10.125% due 4/1/15                                            $   1,486,168
 1,180,000 AAA         MBIA-Insured, 10.125% due 4/1/15                                  1,662,254
    10,000 AAA         Series A, AMBAC-Insured, 10.375% due 9/15/15                         14,330
   655,000 AAA       Pulaski County, AR Hospital Revenue, Arkansas Children's
                      Hospital, 9.250% due 3/1/10                                          827,455
   240,000 AAA       Ringwood Boro, NJ Sewage Authority, 9.875% due 1/1/14                 323,129
   265,000 AAA       San Leandro, CA Hospital Revenue, Vesper Memorial Hospital,
                      11.500% due 5/1/11                                                   365,904
   780,000 AAA       Santa Rosa, CA Hospital Revenue, (Santa Rosa Hospital
                      Memorial Project), 10.300% due 3/1/11                              1,042,252
   895,000 AAA       Southeast Texas Hospital Financing Agency, (Memorial Hospital
                      System Project), 8.500% due 12/1/08                                1,075,307
 2,340,000 AAA       St. Joseph County, IN Hospital Authority, Facilities Revenue,
                      Memorial Hospital South Bend, 9.400% due 6/1/10                    2,921,256
   225,000 AAA       Tamarac, FL Water & Sewer Utilities Revenue, AMBAC-Insured,
                      9.250% due 10/1/10                                                   286,182
                     Tarrant County, TX Hospital Authority Revenue:
    10,000 Aaa*        Adventist Health System, 10.250% due 10/1/10                         13,022
   100,000 AAA         St. Joseph Hospital Project, 8.750% due 2/1/10                      124,161
   330,000 AA        Tucson, AZ COP, Radian-Insured, 6.000% due 7/1/04                     336,676
 1,600,000 AAA       West Coast Regional Water Supply Authority, FL Capital
                      Improvement Revenue, (Hillsborough County Project),
                      AMBAC-Insured, 10.300% due 10/1/04                                 1,738,784
 1,000,000 AAA       West View, PA Municipal Authority, 9.500% due 11/15/14              1,427,780
 1,190,000 AAA       Westmoreland County, PA Municipal Authority,
                      9.125% due 7/1/10                                                  1,410,983
--------------------------------------------------------------------------------------------------
                                                                                        74,760,458
--------------------------------------------------------------------------------------------------
General Obligation -- 14.7%
 3,000,000 AA+       Anne Arundel County, MD GO, 5.375% due 3/1/14 (c)                   3,395,430
 2,620,000 AA+       Austin, TX GO, Public Improvement, 5.500% due 9/1/19                2,820,273
 1,445,000 AA        Chesapeake, VA GO, Public Improvement, 5.500% due 12/1/17           1,593,026
 3,000,000 Aaa*      Chicago, IL GO, Metropolitan Water Reclamation District-Greater
                      Chicago, Capital Improvement, Series D,
                      5.000% due 12/1/11 (c)                                             3,324,120
                     Chicago, IL GO, Project & Refunding, Series A:
 4,000,000 AAA         AMBAC-Insured, 5.375% due 1/1/16 (c)                              4,434,320
 3,085,000 AAA         MBIA-Insured, 5.250% due 1/1/22 (c)                               3,248,258
 1,500,000 AAA       Chicago, IL GO, Series A, FGIC-Insured, (Call 7/1/10 @ 101),
                      6.000% due 1/1/14                                                  1,786,860
 2,415,000 AAA       Cicero, IL GO, MBIA-Insured, 5.625% due 12/1/16                     2,762,060
 2,240,000 AA        Clark County, NV GO, 5.375% due 6/1/15                              2,442,339
                     Connecticut State GO:
 5,000,000 AA          Series C, 5.000% due 12/15/11 (c)                                 5,585,900
 5,000,000 AA          Series D, 5.375% due 11/15/19 (c)                                 5,485,550


                      See Notes to Financial Statements.


        17 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT      RATING(a)                           SECURITY                                VALUE
------------------------------------------------------------------------------------------------------
General Obligation -- 14.7% (continued)
$1,000,000    AAA       Cranston, RI GO, FGIC-Insured, 6.375% due 11/15/14            $   1,190,110
 3,000,000    AAA       Georgia State GO, Series D, 5.750% due 10/1/15 (c)                3,426,720
 1,750,000    AAA       Greater Johnstown, PA GO, School District, Series B,
                         MBIA-Insured, 5.375% due 8/1/14                                  1,953,577
 3,000,000    AAA       Guilford County, NC GO, Public Improvement, Series B,
                         5.250% due 10/1/15                                               3,323,940
 1,000,000    AAA       Harlandale, TX GO, ISD Refunding, PSFG, 6.000% due 8/15/16        1,151,250
 4,000,000    AAA       Hawaii State GO, Series CW, 5.375% due 8/1/15 (c)                 4,451,960
 1,000,000    AAA       Houston, TX GO, Public Improvement, FSA-Insured,
                         5.750% due 3/1/18                                                1,123,510
                        Illinois State GO, First Series:
 3,000,000    AA          5.250% due 12/1/11                                              3,377,250
 5,000,000    AAA         5.375% due 7/1/19                                               5,429,950
 2,440,000    AAA       Kane County, IL GO, FGIC-Insured, 5.500% due 1/1/15               2,739,339
 2,000,000    AA        Memphis, TN GO, General Improvement, 5.250% due 4/1/16            2,161,580
 1,370,000    AAA       Milwaukee, WI GO, Corporate Purpose, Series B1, MBIA-Insured,
                         5.000% due 3/15/14                                               1,490,902
 2,635,000    Aa2*      Minnehaha County, SD GO, Limited Tax Certificates,
                         5.625% due 12/1/19                                               2,887,670
 1,800,000    AAA       Montgomery, TX GO, ISD, PSFG, 5.500% due 2/15/17                  1,984,428
 1,000,000    AAA       Mount Clemens, MI GO, Community School District,
                         Q-SBLF-Insured, 5.500% due 5/1/16                                1,108,740
 1,000,000    AA+       New Hampshire State GO, Capital Improvement, Series A,
                         5.125% due 10/1/17                                               1,074,310
 2,500,000    A         New York City, NY GO, Series A, 6.250% due 8/1/08                 2,802,050
 1,400,000    Aa1*      Outagamie County, WI GO, 5.500% due 4/1/16                        1,549,534
                        Pennsylvania State GO, Second Series:
 4,000,000    AAA         5.500% due 5/1/15 (c)                                           4,560,680
 5,000,000    AAA         5.750% due 10/1/17 (c)                                          5,707,150
                        Philadelphia, PA GO, School District:
                          Series A, FSA-Insured:
 2,000,000    AAA          5.500% due 2/1/20                                              2,171,560
 1,865,000    AAA          5.500% due 2/1/21                                              2,017,874
 2,000,000    AAA         Series B, 5.625% due 8/1/18                                     2,222,840
 2,000,000    AAA       Pierce County, WA GO, School District No. 10 Tacoma,
                         FGIC-Insured, 5.375% due 12/1/14                                 2,219,620
 2,000,000    AAA       Pittsfield, MA GO, MBIA-Insured, 5.500% due 4/15/17               2,263,920
 1,000,000    AAA       Saraland, AL GO, MBIA-Insured, 5.250% due 1/1/14                  1,101,780
 2,000,000    AA-       Wisconsin State GO, Series B, 5.500% due 5/1/14                   2,231,580
 2,000,000    Aaa*      Woonsocket, RI GO, FGIC-Insured, 5.375% due 10/1/20               2,145,720
------------------------------------------------------------------------------------------------
                                                                                        106,747,680
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        18 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT      RATING(a)                             SECURITY                                  VALUE
----------------------------------------------------------------------------------------------------------
Hospitals -- 14.1%
$2,305,000    BBB       Arizona Health Facilities Authority Revenue, Catholic Healthcare
                         West, Series A, 6.125% due 7/1/09                                $   2,557,006
                        Arkansas State Development Financing Authority, Hospital
                         Revenue, Washington Regional Medical Center:
 1,500,000    BBB-         7.000% due 2/1/15                                                  1,617,645
 2,000,000    BBB-         7.250% due 2/1/20                                                  2,145,080
 1,000,000    AAA       Birmingham, AL Special Care Facilities Financing Authority,
                         Healthcare Facility Revenue, Children Hospital,
                         AMBAC-Insured, 5.250% due 6/1/19                                     1,067,350
 1,000,000    AAA       Calcasieu Parish, LA Memorial Hospital Services District Revenue,
                         (Lake Charles Memorial Hospital Project), Series A,
                         CONNIE LEE-Insured, 7.500% due 12/1/05                               1,144,050
 1,185,000    A         Carson City, NV Hospital Revenue, (Carson-Tahoe Hospital
                         Project), 6.000% due 9/1/14                                          1,310,586
 1,000,000    AA        Clackamas County, OR Hospital Facilities Authority Revenue,
                         Legacy Health System, 5.750% due 5/1/16                              1,090,100
                        Colorado Health Facilities Authority, Hospital Revenue Bonds,
                          Rocky Mountain Adventist Healthcare:
   695,000    A-           6.250% due 2/1/04                                                    719,165
 2,500,000    A-           6.625% due 2/1/22                                                  2,571,525
 3,000,000    BBB       Cuyahoga County, OH Hospital Facilities Revenue, (Canton Inc.
                         Project), 6.750% due 1/1/10 (c)                                      3,351,690
 1,305,000    AA        Fauquier County, VA IDA, Hospital Revenue, Fauquier Hospital
                         Foundation Inc., Radian-Insured, 5.500% due 10/1/15                  1,453,209
                        Illinois Health Facilities Authority Revenue:
 5,000,000    A           OSF Healthcare System, 6.250% due 11/15/19 (c)                      5,314,450
 1,140,000    A           Passavant Memorial Area Hospital, 6.250% due 10/1/17                1,210,897
 3,000,000    A1*       Iowa Finance Authority, Health Care Facilities Revenue,
                         Genesis Medical Center, 6.250% due 7/1/20                            3,167,460
 1,500,000    BBB       Klamath Falls, OR Intercommunity Hospital Authority Revenue,
                         (Merle West Medical Center Project), 6.125% due 9/1/22               1,551,825
 2,580,000    NR        Lee Memorial Health System Board of Directors, FL Hospital
                         Revenue, RITES, Series PA 1026R-B, FSA-Insured,
                         9.527% due 4/1/10 (d)                                                3,332,070
 1,900,000    BB-       Maplewood, MN Healthcare Facilities Revenue, (Health East
                         Project), 5.950% due 11/15/06                                        1,803,993
 1,000,000    A-        Marshall County, AL Health Care Authority Revenue, Series A,
                         6.250% due 1/1/22                                                    1,057,440
 1,000,000    A         Maryland State Health & Higher Educational Facilities Authority
                         Revenue, University of Maryland Medical System,
                         6.000% due 7/1/22                                                    1,060,290
                        Massachusetts State Health & Educational Facilities Authority
                         Revenue, Caritas Christi Obligated Group, Series B:
 2,000,000    BBB          6.500% due 7/1/12                                                  2,123,860
 3,000,000    BBB          6.750% due 7/1/16                                                  3,229,470

                      See Notes to Financial Statements.

        19 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT   RATING(a)                             SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
Hospitals -- 14.1% (continued)
$1,000,000 BB        Miami Beach, FL Health Facilities Authority, Hospital Revenue,
                      Mt. Sinai Medical Center, Series A, 6.700% due 11/15/19         $     910,500
 1,000,000 A3*       Minneapolis, MN Health Care System Revenue, Allina Health
                      System, Series A, 6.000% due 11/15/18                               1,072,390
 2,775,000 AA        Montgomery County, OH Revenue, Catholic Health Initiatives,
                      5.500% due 9/1/14                                                   2,969,416
 4,000,000 A-        New Hampshire Health & Education Facilities Authority Revenue,
                      Covenant Health System, 6.500% due 7/1/17                           4,434,400
                     New Jersey Healthcare Facilities Financing Authority Revenue:
 1,405,000 BB+         Pascack Valley Hospital Association, 5.125% due 7/1/18             1,181,282
 3,000,000 BBB-        Trinitas Hospital Obligation Group, 7.375% due 7/1/15              3,306,930
 1,000,000 AAA       New York City, NY Health & Hospital Corp. Revenue, Health
                      System, Series A, FSA-Insured, 5.500% due 2/15/19                   1,093,030
 1,716,000 NR        New York City, NY IDA, Civic Facilities Revenue, Community
                      Hospital, Brooklyn, 6.875% due 11/1/10                              1,728,921
 1,090,000 NR        New York City, NY IDA, Civic Facility Revenue, (Special Needs
                      Facilities Pooled Project), Series A-1, 6.100% due 7/1/12           1,107,571
 1,000,000 A3*       New York State Dormitory Authority Revenue, Lenox Hill Hospital
                      Obligated Group, 5.750% due 7/1/17                                  1,079,960
   750,000 A         Norton, VA IDA, Hospital Revenue, Norton Community Hospital,
                      ACA-Insured, 6.000% due 12/1/22                                       795,082
                     Oklahoma Development Financing Authority Revenue Refunding:
                       Hillcrest Healthcare System, Series A:
 1,500,000 B-           5.750% due 8/15/15                                                1,224,615
 3,000,000 B-           5.625% due 8/15/19                                                2,314,920
 2,750,000 AA          St. John's Health System, 5.750% due 2/15/18                       2,942,143
                     Orange County, FL Health Facilities Authority Revenue:
 1,835,000 NR          First Mortgage, 8.875% due 7/1/21                                  1,879,774
 2,000,000 A-          Hospital Adventist Health System, 6.250% due 11/15/24              2,149,360
                     Pennsylvania State Higher Educational Facilities Authority,
                      Health Services Revenue, Series A:
 3,330,000 AAA          Allegheny Delaware Valley Obligation Group,
                         MBIA-Insured, 5.600% due 11/15/09 (c)                            3,777,552
 1,000,000 A            University of Pittsburg, UPMC Health System,
                         6.250% due 1/15/18                                               1,085,820
 1,750,000 A+        Riverside County, CA Asset Leasing Corp., Leasehold Revenue
                      Bonds, (Riverside County Hospital Project), Series A,
                      6.000% due 6/1/04                                                   1,798,667
 1,500,000 AAA       Salt Lake County, UT Hospital Revenue, IHC Health Services Inc.,
                      AMBAC-Insured, 5.500% due 5/15/13                                   1,676,505
 1,000,000 BB+       Scranton-Lackawanna, PA Health & Welfare Authority Revenue,
                      (Moses Taylor Hospital Project), 6.050% due 7/1/10                    683,870
 1,445,000 AA        Southcentral, PA General Authority Revenue, Hanover
                      Hospital Inc., Radian-Insured, 5.500% due 12/1/18                   1,573,923


                      See Notes to Financial Statements.


        20 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT   RATING(a)                             SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
Hospitals -- 14.1% (continued)
$1,000,000 A         St. Paul, MN Housing & Redevelopment Authority, Hospital
                      Revenue, (Health East Project), Series B, ACA/CBI-Insured,
                      5.850% due 11/1/17                                              $   1,086,750
 1,210,000 AAA       St. Tammany Parish, LA Hospital Service District No. 2, Hospital
                      Revenue, CONNIE LEE-Insured, 6.250% due 10/1/14                     1,311,095
 1,500,000 A3*       Steubenville, OH Hospital Revenue, Refunding & Improvements,
                      Trinity Health System, 6.375% due 10/1/20                           1,594,860
 1,985,000 NR        Suffolk County, NY IDA, Civic Facility Revenue, Eastern Long
                      Island Hospital Association, Series A, 7.750% due 1/1/22            1,990,002
                     Tarrant County, TX Health Facilities Development Corp.,
                      Hospital Revenue:
 2,000,000 A-           6.625% due 11/15/20                                               2,169,740
 4,000,000 AA-          Baylor Health Care System Project, 5.750% due 11/15/19 (c)        4,277,000
 2,000,000 Baa2*     Tomball, TX Hospital Authority Revenue, Tomball Regional
                      Hospital, 5.500% due 7/1/09                                         2,119,960
 1,415,000 BBB+      Vermont Educational & Health Buildings Financing Agency
                      Revenue, Developmental & Mental Health, Series A,
                      5.500% due 6/15/12                                                  1,442,493
                     Wisconsin State Health & Educational Facilities
                      Authority Revenue:
 1,000,000 A-           Agnesian Health Care Inc., 6.000% due 7/1/17                      1,068,190
 1,500,000 A            Wheaton Franciscan Services Inc., 6.000% due 8/15/15              1,652,205
---------------------------------------------------------------------------------------------------
                                                                                        102,378,087
---------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.9%
                     Bexar County, TX Housing Finance Corp., Multi-Family Housing
                      Revenue, Series A:
   440,000 A3*          American Opportunity For Housing-Nob Hill
                         Apartments LLC, 6.000% due 6/1/21                                  450,718
   700,000 Aaa*         The Waters at Northern Hills Apartments, MBIA-Insured,
                         5.800% due 8/1/21                                                  757,498
 2,000,000 AA+       Dakota County, MN Community Development Agency,
                      5.250% due 1/1/19                                                   2,138,640
 2,250,000 AAA       Dekalb County, GA HFA, Multi-Family Housing Revenue
                      Refunding, (Chimney Trace Project), FNMA-Collateralized,
                      5.625% mandatory tender 5/1/25                                      2,336,647
                     El Paso County, TX Housing Finance Corp., Multi-Family Housing
                      Revenue, Series A:
                        American Village Communities:
 1,250,000 A3*           6.250% due 12/1/20                                               1,289,175
 1,000,000 A3*           6.250% due 12/1/24                                               1,020,970
   415,000 A3*          La Plaza Apartments, 6.700% due 7/1/20                              452,466
 1,000,000 AAA       Grand Prairie, TX Housing Finance Corp., Multi-Family Housing
                      Revenue, (Landings of Carrier Project), Series A,
                      GNMA-Collateralized, 6.750% due 9/20/32                             1,105,720


                      See Notes to Financial Statements.


        21 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT      RATING(a)                            SECURITY                                VALUE
-------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.9% (continued)
$1,000,000    AAA       Harrisonburg, VA Redevelopment & Housing Authority,
                         Multi-Family Housing Revenue, (Greens of Salem Run Project),
                         FSA-Insured, 6.000% due 4/1/12 (b)                            $   1,075,980
 1,800,000    AA-       Louisiana Public Facilities Authority Revenue, Multi-Family
                         Housing, Oakleigh Apartments, Series A, AXA-Insured,
                         5.950% mandatory tender 3/15/19                                   1,825,056
   865,000    NR        Maricopa County, AZ IDA, Multi-Family Housing Revenue,
                         Stanford Court Apartments, Series B, 5.750% due 7/1/08              876,617
 1,230,000    AA        Missouri State, Housing Development Community, Multi-Family
                         Housing Revenue, Series I, 5.500% due 12/1/15                     1,311,426
   865,000    AAA       Nevada Housing Division, Multi-Unit Housing, Saratoga Palms,
                         FNMA-Collateralized, 6.250% due 10/1/16 (b)                         910,880
   135,000    A3*       Odessa, TX Housing Development Corp. No. 2, Multi-Family
                         Housing Revenue Refunding, Chaparral Village, Series A,
                         6.375% due 12/1/03                                                  135,373
   755,000    Aaa*      Panhandle, TX Regional Housing Finance, Series A,
                         GNMA-Collateralized, 6.500% due 7/20/21                             845,170
 1,100,000    AAA       Phoenix, AZ IDA, Multi-Family Housing Revenue, (Bay Club
                         Apartments Project), GNMA-Collateralized,
                         5.800% due 11/20/21                                               1,219,526
   695,000    AAA       SCA Tax Exempt Trust, Knox Health Educational & Housing,
                         FSA-Insured, 7.125% due 1/1/30                                      732,057
 2,530,000    Baa2*     Travis County, TX HFA, Multi-Family Housing Revenue, Agape
                         Austin Housing Inc., (Lakeview Apartments Project), Series A,
                         6.250% due 7/1/22                                                 2,515,706
-------------------------------------------------------------------------------------------------
                                                                                          20,999,625
-------------------------------------------------------------------------------------------------
Housing: Single-Family -- 0.9%
   490,000    AAA       Arkansas State Development Finance Authority, Single-Family
                         Mortgage Revenue, Series A, GNMA/FNMA-Collateralized,
                         6.200% due 7/1/15                                                   512,555
   835,000    AA        Colorado HFA, Single-Family Mortgage Program, Series D-2,
                         Sr. Bonds, 6.900% due 4/1/29 (b)                                    903,011
   995,000    Aaa*      Jefferson Parish, LA Home Mortgage Authority, Single-Family
                         Mortgage Revenue, Series G, GNMA/FNMA-Collateralized,
                         6.300% due 6/1/32 (b)                                             1,072,103
                        Massachusetts State HFA, Single-Family Housing Revenue:
 1,505,000    AA          Series 38, 7.200% due 12/1/26 (b)                                1,567,623
 1,315,000    AA          Series 41, 6.300% due 12/1/14                                    1,381,447
   680,000    AA+       Minnesota State HFA Revenue, Single-Family Mortgage,
                         Series H, 6.700% due 1/1/18                                         701,284
   575,000    Aa2*      Oregon State Housing & Community Services Department,
                         Mortgage Revenue, Single-Family Mortgage Program,
                         Series B, 6.875% due 7/1/28                                         584,568
-------------------------------------------------------------------------------------------------
                                                                                           6,722,591
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        22 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT      RATING(a)                             SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------------
Industrial Development -- 2.1%
$1,000,000    NR        Alaska Industrial Development & Export Authority Revenue,
                         Williams Lynxs Alaska Cargo Port LLC, 8.000% due 5/1/23 (b)     $   1,034,800
 1,000,000    Baa3*     Albany, NY IDA, Civic Facility Revenue Bonds, (Charitable
                         Leadership Project), Series A, 6.000% due 7/1/19                    1,058,750
 4,000,000    AAA       Kansas City, MO IDA Revenue, Ewing Marion Kauffmam,
                         Series A, 1.150% due 4/1/27 (d)                                     4,000,000
                        Michigan State Strategic Fund Limited, Obligation Revenue
                         Refunding, (Dow Chemical Project):
 2,000,000    A-           4.600% due 6/1/14                                                 2,020,020
 2,000,000    A-           5.500% due 12/1/28                                                1,992,140
                        Philadelphia, PA Authority for Industrial Development, Series B,
                         FSA-Insured:
 2,000,000    AAA          5.500% due 10/1/15                                                2,251,620
 1,000,000    AAA          5.500% due 10/1/19                                                1,096,090
 2,000,000    Ba1*      Rockbridge County, VA IDA Revenue, Virginia Horse Center
                         Foundation, Series C, 6.850% due 7/15/21                            2,014,780
---------------------------------------------------------------------------------------------------
                                                                                            15,468,200
---------------------------------------------------------------------------------------------------
Life Care -- 1.5%
   830,000    Baa3*     Colorado Health Facilities Authority, Hospital Revenue Bonds,
                         National Benevolent, Series A, 6.125% due 9/1/16                      744,792
 1,000,000    A-+       Lee's Summit, MO IDA, Health Facilities Revenue, John Knox
                         Village, 5.750% due 8/15/11                                         1,091,390
                        Massachusetts State Development Finance Agency Revenue,
                          First Mortgage, (Edgecombe Project):
   585,000    BBB-         Series A, 6.000% due 7/1/11                                         611,214
 1,000,000    BBB-         Series B, 5.750% due 7/1/29                                       1,017,810
 1,435,000    AAA       Massachusetts State Industrial Finance Agency Revenue,
                         University Commons Nursing, Series A, FHA-Insured,
                         6.550% due 8/1/18                                                   1,593,037
 2,000,000    NR        North Manchester, IN Revenue, (Peabody Retirement Community
                         Project), Series A, 7.125% due 7/1/22                               1,951,720
   795,000    NR        Orange County, NY IDA, Civic Facility Revenue Bonds, Arden Hill
                         Life Care Center at Newburgh Inc., 7.000% due 8/1/21                  804,206
 1,750,000    NR        Rainbow City, AL Special Health Care Facilities Financing
                         Authority, Regency Pointe Inc., Series B, 7.250% due 1/1/06         1,771,647
 1,000,000    AAA       Rio Grande Valley, Health Facilities Development Corp.,
                         TX Hospital Revenue, (Valley Baptist Medical Center Project),
                         MBIA-Insured, 6.250% due 8/1/06                                     1,024,600
---------------------------------------------------------------------------------------------------
                                                                                            10,610,416
---------------------------------------------------------------------------------------------------
Miscellaneous -- 5.5%
 3,000,000    NR        Barona Band of Mission Indians, CA GO, 8.250% due 1/1/20             3,216,630
 1,285,000    NR        Bonita Springs, FL Vasari Community Development District
                         Revenue, Capital Improvement, Series B, 6.200% due 5/1/09           1,310,276


                      See Notes to Financial Statements.


        23 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT      RATING(a)                           SECURITY                               VALUE
-----------------------------------------------------------------------------------------------------
Miscellaneous -- 5.5% (continued)
$1,255,000    NR        Capital Region Community Development, FL Development
                         District Revenue, Capital Improvement, Series B,
                         5.950% due 5/1/06                                           $   1,271,428
 2,000,000    NR        Gateway Services Community Development District, FL Special
                         Assessment Revenue, Sun City Center, (Fort Meyers Project),
                         Series B, 5.500% due 5/1/10                                     1,980,300
 2,985,000    NR        Greyhawk Landing Community Development District, FL Special
                         Assessment Revenue, Series B, 6.250% due 5/1/09                 3,029,924
 1,000,000    AAA       Holland, MI Area Community Swimming Pool Authority GO,
                         FGIC-Insured, 5.125% due 5/1/19                                 1,029,610
                        Illinois Development Finance Authority Revenue:
 1,435,000    A           Debt Restructure -- East St. Louis, 6.875% due 11/15/05        1,561,868
 2,000,000    Aaa*        Revolving Fund -- Master Trust, 5.500% due 9/1/17              2,229,960
 1,000,000    NR        Laguna Lakes Community Development District, FL Bond
                         Anticipation Notes, 5.500% due 8/1/03                           1,000,000
 1,000,000    Ba2*      Lehigh County, PA General Purpose Authority Revenue,
                         Kids Peace Corp., 5.800% due 11/1/12                              957,470
 2,500,000    NR        Lexington Oaks Community Development District, FL Special
                         Assessment Revenue, Series B, 5.625% due 5/1/06                 2,528,325
   945,000    NR        Mediterra North Community Development District, FL Capital
                         Improvement Revenue, Series B, 6.000% due 5/1/08                  951,095
 2,155,000    NR        Orlando, FL Urban Community Development District, Capital
                         Improvement, Series B, 6.400% due 5/1/10                        2,206,483
   910,000    NR        Panther Trace Community Development District, FL Special
                         Assessment Revenue, Series B, 6.500% due 5/1/09                   920,838
 2,285,000    NR        Parklands West Community Development District, FL Special
                         Assessment Revenue, Series B, 6.000% due 5/1/06                 2,303,326
 2,475,000    NR        Renaissance Community Development District, FL Capital
                         Improvement Revenue, Series B, 6.250% due 5/1/08                2,515,961
 3,000,000    NR        Reunion East Community Development District, FL Special
                         Assessment Revenue, Series B, 5.900% due 11/1/07 (c)            3,029,730
 3,900,000    D         Spokane, WA Downtown Foundation Parking Revenue,
                         (River Park Square Project), 5.000% due 8/1/08                  2,106,000
 1,000,000    A         Territory of American Samoa, ACA-Insured, 6.000% due 9/1/08      1,120,660
 1,000,000    NR        Village Community Development District No. 5, FL Special
                         Assessment Revenue, Series B, 5.400% due 5/1/07                 1,006,160
   875,000    NR        Waterlefe Community Development District, FL Capital
                         Improvement Revenue, Series B, 6.250% due 5/1/10                  900,707
 2,985,000    NR        Wenonah Park Properties Inc. Revenue, MI Bay City Hotel,
                         7.875% due 4/1/22 (c)                                           3,054,342
-----------------------------------------------------------------------------------------------
                                                                                        40,231,093
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        24 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003

   FACE
  AMOUNT      RATING(a)                            SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
Pollution Control -- 3.4%
$2,715,000    BBB-      Carbon County, PA IDA, (Panther Creek Partners Project),
                         6.650% due 5/1/10 (b)                                          $   2,810,649
 5,000,000    Ba3*      Gulf Coast IDA, Texas Solid Waste Disposal Revenue,
                         (Citgo Petroleum Corp. Project), 7.500% due 5/1/25 (c)             4,900,350
 8,000,000    AAA       Harris County, TX Industrial Development Corp., PCR,
                         1.200% due 3/1/24 (d)                                              8,000,000
 1,500,000    BB+       Nez Perce County, ID PCR Refunding, (Potlatch Corp. Project),
                         6.125% due 12/1/07                                                 1,497,750
 6,000,000    BBB-      Ohio State, OH Air Quality Development Authority Revenue
                         Refunding, Cleveland Pollution Control, Series A,
                         6.000% due 12/1/13 (c)                                             6,235,620
 1,000,000    BB+       Warren County, AR Solid Waste Disposal Revenue, (Potlatch
                         Corp. Project), 7.000% due 4/1/12                                    996,050
--------------------------------------------------------------------------------------------------
                                                                                           24,440,419
--------------------------------------------------------------------------------------------------
Pre-Refunded (f) -- 3.4%
   765,000    NR        Asheville, NC Housing Development Corp., First Lien Revenue,
                         Ashville Gardens, HUD SECT 8-Insured, (Call 11/1/09 @ 100),
                         10.500% due 5/1/11                                                 1,004,422
 1,495,000    NR        Berks County, PA Municipal Authority Revenue, (Phoebe Berks
                         Village Inc. Project), (Call 5/15/06 @ 102),
                         7.500% due 5/15/13                                                 1,720,087
   950,000    A2*       Harris County, TX Health Facilities Development Corp.,
                         (Memorial Health System Project), (Call 6/1/04 @ 100),
                         7.125% due 6/1/05                                                  1,012,738
 1,140,000    Aaa*      Massachusetts Rail Connections Inc., Route 128, Parking Garage
                         Revenue, Series A, (Call 7/1/09 @ 102), 6.000% due 7/1/13          1,363,144
                        Massachusetts State GO, RITES, MBIA-Insured:
 3,500,000    AAA         Series PA 964-R, 9.447% due 11/1/15 (d)                           4,591,230
 1,500,000    AAA         Series PA 993-R, 9.424% due 5/1/09 (d)                            1,967,670
                        New Jersey Transportation Trust Fund Authority:
 2,500,000    AAA         RITES, Series A, MBIA-Insured, 10.412% due 12/15/09 (d)           3,475,850
 2,140,000    AAA         Series B, (Call 12/15/11 @ 100), 6.000% due 12/15/19              2,557,664
 3,000,000    AAA       North Carolina State GO, Public Improvement, Series A,
                         (Call 3/1/09 @ 102), 5.250% due 3/1/18                             3,439,830
   310,000    AAA       Oshkosh, WI Hospital Facility Revenue, Mercy Medical Center,
                         (Call 7/1/07 @ 100), 7.375% due 7/1/09                               354,795
 2,170,000    A+        Palm Beach County, FL Health Facilities Authority Revenue, Good
                         Samaritan Health System Guaranteed, (Call 10/1/05 @ 100),
                         6.150% due 10/1/06                                                 2,267,607
   570,000    Aaa*      Philadelphia, PA Hospitals Authority Revenue, (United Hospitals
                         Inc. Project), (Call 7/1/05 @ 100), 10.875% due 7/1/08               662,625
--------------------------------------------------------------------------------------------------
                                                                                           24,417,662
--------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

        25 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT      RATING(a)                               SECURITY                                   VALUE
----------------------------------------------------------------------------------------------------------
Public Facilities -- 5.4%
$1,000,000    BBB-      Austin, TX Convention Enterprises Inc., Convention Center,
                         First Tier, Series A, 6.600% due 1/1/21                             $   1,045,420
 3,000,000    NR        Dauphin County, PA General Authority Revenue, Office and
                         Packaging, 5.500% due 1/1/08                                            2,999,730
 1,980,000    AAA       East Point, GA Building Authority Revenue, FSA-Insured,
                         zero coupon due 2/1/20                                                    799,049
 1,720,000    AAA       Evansville Vanderburgh Public Library Leasing Corp.,
                         First Mortgage, MBIA-Insured, 5.750% due 7/15/18                        1,924,749
                        Florida Municipal Loan Council Revenue, Series A, MBIA-Insured:
 1,790,000    AAA         5.250% due 11/1/13                                                     2,002,545
 3,175,000    AAA         5.250% due 11/1/16 (c)                                                 3,490,563
 1,500,000    Aaa*      Hamilton County, OH Sales Tax Revenue, Series B,
                         AMBAC-Insured, 5.250% due 12/1/18                                       1,611,330
 1,125,000    AAA       Harris County, TX Houston Sports Authority Revenue, Series G,
                         MBIA-Insured, 5.250% due 11/15/16                                       1,221,469
 1,025,000    AA-       Kentucky Infrastructure Authority, Series A, 5.250% due 6/1/12           1,149,794
 2,500,000    AAA       Las Vegas New Convention & Visitors Authority Revenue,
                         AMBAC-Insured, 6.000% due 7/1/14                                        2,899,875
 2,000,000    AAA       Memphis-Shelby County, TN Sports Authority Inc. Revenue,
                         (Memphis Arena Project), Series A, 5.500% due 11/1/18                   2,214,860
                        Ohio State Building Authority, Series A:
 3,000,000    AA          5.375% due 10/1/14 (c)                                                 3,335,250
 3,600,000    AAA         State Facilities-Administration Building Fund, FSA-Insured,
                           5.500% due 10/1/14 (c)                                                4,046,328
                        Oregon State Department Administrative Services
                         Lottery Revenue:
 1,375,000    AAA          Series A, FSA-Insured, 5.500% due 4/1/14                              1,557,270
 3,500,000    AAA          Series B, 5.250% due 4/1/15                                           3,795,750
 2,000,000    AAA       Pennsylvania State Department of General Services, COP,
                         FSA-Insured, 5.250% due 5/1/16 (c)                                      2,182,980
 1,000,000    AAA       Providence, RI Public Building Authority, General Revenue,
                         Series A, MBIA-Insured, 5.375% due 12/15/21                             1,069,780
 1,750,000    AA+       Virginia State Public Building Authority, Public Facilities Revenue,
                         Series A, 5.750% due 8/1/20                                             1,949,797
-------------------------------------------------------------------------------------------------------
                                                                                                39,296,539
-------------------------------------------------------------------------------------------------------
Solid Waste -- 0.8%
 3,000,000    A2*       Northeast Maryland Waste Disposal Authority, Solid Waste
                         Revenue, (Montgomery County Resource Recovery Project),
                         Series A, 6.200% due 7/1/10 (b)                                         3,086,310
 2,585,000    NR        Wasco County, OR Solid Waste Disposal Revenue, (Waste
                         Connections Inc. Project), 7.000% due 3/1/12 (b)                        2,687,107
-------------------------------------------------------------------------------------------------------
                                                                                                 5,773,417
-------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        26 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT      RATING(a)                              SECURITY                                   VALUE
------------------------------------------------------------------------------------------------------------
Tax Allocation -- 2.2%
$3,000,000    AAA       Denver, CO City & County Excise Tax Revenue Refunding,
                         Series A, FSA-Insured, 5.500% due 9/1/14                           $   3,300,210
 2,500,000    AAA       Hamilton County, IN County Optional Income Tax Revenue,
                         FSA-Insured, 5.250% due 1/10/20                                        2,618,750
 3,000,000    NR        Midlothian, TX Development Authority Tax, Increment Contract
                         Revenue, 7.875% due 11/15/21                                           3,225,990
 3,000,000    AAA       Pasco County, FL Optional Gas Tax Revenue Refunding,
                         FGIC-Insured, 5.250% due 8/1/11                                        3,387,840
 3,120,000    Aaa*      Tampa, FL Occupational License Tax, Series A, FGIC-Insured,
                         5.375% due 10/1/14                                                     3,532,526
-----------------------------------------------------------------------------------------------------
                                                                                               16,065,316
-----------------------------------------------------------------------------------------------------
Tobacco -- 0.9%
                        Alabama 21st Century Authority, Tobacco Settlement Revenue:
 2,330,000    A           5.750% due 12/1/15                                                    2,315,321
 2,415,000    A           5.750% due 12/1/17                                                    2,363,343
 2,000,000    A         Tobacco Settlement Authority, IA Tobacco Settlement Revenue,
                         Asset-Backed, Series B, 5.500% due 6/1/11                              2,006,360
-----------------------------------------------------------------------------------------------------
                                                                                                6,685,024
-----------------------------------------------------------------------------------------------------
Transportation -- 8.7%
 3,000,000    AAA       Allegheny County, PA Port Authority Special Revenue,
                         FGIC-Insured, 5.500% due 3/1/16 (c)                                    3,346,050
 4,000,000    AAA       Arizona State Transportation Board Highway Revenue,
                         5.250% due 7/1/15 (c)                                                  4,415,920
 3,040,000    AAA       Birmingham, AL Airport Authority, Airport Revenue,
                         MBIA-Insured, 5.500% due 7/1/16                                        3,242,251
                        Chicago, IL O'Hare International Airport:
 1,500,000    AAA         Second Lien Passenger Facility, Series B, AMBAC-Insured,
                           5.500% due 1/1/16                                                    1,632,315
 2,500,000    Ca*         Special Facilities Revenue, (United Airlines Project), Series C,
                           6.300% due 5/1/16                                                      218,850
 2,000,000    A         Connecticut State Special Obligation Parking Revenue, Bradley
                         International Airport, Series A, ACA-Insured,
                         6.375% due 7/1/12 (b)                                                  2,195,820
                        Connecticut State Special Tax Obligation Revenue, RITES,
                         FSA-Insured:
 2,000,000    AAA          Series A, 9.208% due 10/1/09 (d)                                     2,481,440
 2,000,000    AAA          Series B, 9.208% due 10/1/09 (d)                                     2,438,400
 2,000,000    AAA       Connecticut State Special Tax Obligation Revenue,
                         Transportation Infrastructure, Series A, FSA-Insured,
                         5.375% due 7/1/16                                                      2,218,800
 6,400,000    B-        Connector 2000 Association Inc., SC Toll Road, Sr. Revenue
                         Bond, Capital Appreciation, Series B, zero coupon due 1/1/16           1,138,112
 3,000,000    CCC       Dallas-Fort Worth, TX International Airport Facility Improvement
                         Corp., Revenue Bonds, American Airlines Inc., Series C,
                          6.150% mandatory tender 11/1/07 (b)                                     525,000


                      See Notes to Financial Statements.


        27 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT   RATING(a)                             SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
Transportation -- 8.7% (continued)
$2,500,000 A2*       Delaware River Joint Toll Bridge Commission, PA Bridge
                      Revenue, 5.250% due 7/1/16                                      $   2,703,575
 3,440,000 AAA       Delaware River Port Authority, Series A, 9.088% due 1/1/10 (c)       4,352,082
 3,000,000 NR        Kenton County, KY Airport Board, Special Facilities Revenue,
                      (Mesaba Aviation Inc. Project), Series A, 6.625% due 7/1/19 (b)     2,508,900
 1,480,000 AAA       Louisiana Local Government Environment Facilities and
                      Community Development Authority Revenue, Series A,
                      AMBAC-Insured, (Parking Facilities Corp. Garage Project),
                      5.625% due 10/1/17                                                  1,649,504
 2,000,000 Aa3*      Massachusetts State, Grant Anticipation Notes, Series A,
                      5.750% due 6/15/15                                                  2,291,160
 1,000,000 AAA       Memphis-Shelby County, TN Airport Authority, Airport Revenue,
                      Series D, AMBAC-Insured, 6.250% due 3/1/14 (b)                      1,149,440
 4,000,000 AAA       New Jersey State Highway Authority, Garden State Parkway
                      General Revenue Refunding, FGIC-Insured,
                      5.500% due 1/1/11                                                   4,552,880
                     New Jersey Transportation Trust Fund Authority, RITES,
                      MBIA-Insured:
 2,500,000 AAA          5.500% due 6/15/16                                                2,826,025
 1,000,000 AAA          Series B, 10.136% due 12/15/09 (d)                                1,390,340
 1,895,000 A         Pendleton County, KY Multi-County Lease Revenue, Associated
                      Counties Leasing Trust, Program A, 6.500% due 3/1/19                1,959,942
                     Philadelphia, PA Parking Authority, Parking Revenue,
                      FSA-Insured:
 2,000,000 AAA          5.625% due 9/1/15                                                 2,260,580
 1,500,000 AAA          5.625% due 9/1/19                                                 1,654,485
10,000,000 BB        Pocahontas Parkway Association, VA Toll Road, Sr. Revenue
                      Bond, Capital Appreciation, Series B,
                      zero coupon due 8/15/19                                             2,316,000
 4,530,000 AAA       South Carolina Transportation Infrastructure Bank Revenue,
                      Series A, 5.000% due 10/1/15 (c)                                    4,864,405
 1,000,000 AAA       St. Louis, MO Airport Revenue, Airport Development Program,
                      Series A, MBIA-Insured, 5.625% due 7/1/16                           1,102,030
 1,725,000 AAA       Tulsa, OK Airports Improvement Trust General Revenue, Series A,
                      6.000% due 6/1/14 (b)                                               1,933,311
---------------------------------------------------------------------------------------------------
                                                                                         63,367,617
---------------------------------------------------------------------------------------------------
Utilities -- 4.2%
 4,000,000 BBB       Burlington, KS Environmental Improvement Revenue, Kansas City
                      Power & Light Refunding, 4.750% due 9/1/15                          4,152,280
 1,750,000 AAA       Cleveland, OH Public Power System Revenue, AMBAC-Insured,
                      5.500% due 11/15/15                                                 1,965,425
 4,000,000 AAA       Energy Northwest Washingtion Electric Revenue Refunding,
                      (Project Number 1), Series A, 5.500% due 7/1/14 (c)                 4,453,080


                      See Notes to Financial Statements.


        28 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT   RATING(a)                           SECURITY                                VALUE
---------------------------------------------------------------------------------------------------
Utilities -- 4.2% (continued)
$2,500,000 AAA       Georgia Municipal Electric Authority Revenue, (Combustion
                      Turbine Project), Series A, MBIA-Insured,
                      5.250% due 11/1/19                                           $   2,707,225
   600,000 A-        Georgia Municipal Gas Authority Revenue, (Southern Storage
                      Gas Project), 6.300% due 7/1/09                                    634,926
 2,500,000 AAA       Intermountain Power Agency, UT Power Supply Revenue
                      Refunding, Series B, MBIA-Insured, 5.750% due 7/1/19             2,786,225
   550,000 A         North Carolina Eastern Municipal Power Agency, Power System
                      Revenue, Series B, ACA/CBI-Insured, 5.650% due 1/1/16              590,469
 3,000,000 A         North Carolina Municipal Power Agency No. 1, Catawba Electric
                      Revenue, Series B, ACA/CBI-Insured, 6.375% due 1/1/13            3,357,210
 1,470,000 AA-       Orlando, FL Utilities Commission Water & Electric Revenue,
                      Series A, 5.250% due 10/1/13                                     1,631,391
                     Philadelphia, PA Gas Works Revenue, Third Series:
 3,240,000 AAA         5.500% due 8/1/19                                               3,511,901
 1,675,000 AAA         FSA-Insured, 5.500% due 8/1/17                                  1,838,932
 3,000,000 A3*       York County, VA IDA, PCR, Electric & Power Co., Refunding
                      Market, 5.500% due 7/1/09 (c)                                    3,152,610
------------------------------------------------------------------------------------------------
                                                                                      30,781,674
------------------------------------------------------------------------------------------------
Water and Sewer -- 7.7%
 5,000,000 AAA       California State Department Water Resources Power Supply
                      Revenue, Series A, AMBAC-Insured, 5.375% due 5/1/18              5,481,700
 2,000,000 AA+       Chicago Metropolitan Water Reclamation District Greater
                      Chicago, Capital Improvement, Series A, 5.500% due 12/1/14       2,334,320
 1,480,000 AAA       Denver, CO City & County Wastewater Revenue, FGIC-Insured,
                      5.250% due 11/1/14                                               1,659,731
 2,000,000 AA        Fort Worth, TX Water & Sewer Revenue, 5.625% due 2/15/18          2,226,280
                     Houston, TX Water & Sewer System Revenue Refunding, Jr. Lien:
 1,000,000 AAA         Series A, FSA-Insured, 5.500% due 12/1/17                       1,100,380
 4,545,000 AAA         Series B, 5.750% due 12/1/16 (c)                                5,125,806
 3,000,000 AAA       Indianapolis, IN Local Public Improvement Bond Bank Revenue,
                      (Waterworks Project), Series A, MBIA-Insured,
                      5.500% due 7/1/19                                                3,303,270
 3,375,000 AAA       Las Vegas Valley, NV Water District, Refunding & Water
                      Improvement, Series A, FGIC-Insured, 5.250% due 6/1/11           3,801,195
 5,350,000 AAA       Los Angeles, CA Water & Power Revenue, Power System,
                      Series AA1, 5.250% due 7/1/19 (c)                                5,784,152
 4,000,000 AAA       Michigan Muni Bond Authority Revenue, Clean Water Revolving
                      Fund, 5.250% due 10/1/16                                         4,393,320
 2,000,000 AAA       Minnesota Public Facilities Authority, Water PCR, Series A,
                      5.000% due 3/1/11                                                2,215,880
 1,500,000 Aaa*      Missouri State Environmental Improvement & Energy Resources
                      Authority, Water Pollution State Revolving Funds Programs,
                      Series A, 5.250% due 1/1/16                                      1,633,410


                      See Notes to Financial Statements.


        29 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003

   FACE
  AMOUNT   RATING(a)                         SECURITY                             VALUE
----------------------------------------------------------------------------------------------
Water and Sewer -- 7.7% (continued)
$3,095,000 Aaa*      Passaic Valley, NJ Sewage Commissioners Sewer System,
                      Series E, AMBAC-Insured, 5.625% due 12/1/17             $   3,487,508
 1,080,000 NR        Port St. Lucie, FL Special Assessment Revenue, Series A,
                      6.375% due 9/1/11                                           1,099,948
 1,000,000 Aaa*      Spanish Fork City, UT Water Revenue, FSA-Insured,
                      5.500% due 6/1/17                                           1,105,160
 3,500,000 AAA       Texas Water Development Board Revenue, Revolving Fund,
                      Sr. Lien, Series B, 5.250% due 7/15/17                      3,746,715
 1,000,000 Aaa*      Utah Water Finance Agency Revenue, Pooled Loan Financing
                      Program, Series B, 5.250% due 7/1/16                        1,090,900
 5,035,000 AAA       Virginia State Resources Authority, Clean Water Revenue,
                      Revolving Fund, 5.400% due 10/1/18 (c)                      5,501,191
 1,000,000 AAA       Wichita Falls, TX Water & Sewer Revenue, Priority Lien,
                      AMBAC-Insured, 5.375% due 8/1/19                            1,070,180
-------------------------------------------------------------------------------------------
                                                                                 56,161,046
-------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $705,968,115**)                                 $ 727,047,515
-------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service and those which are identified by a (+), are rated by Fitch Ratings.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) All or a portion of this security is segregated for open futures contracts commitments and extended settlements.
(d) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(f) Bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
 ++ All or a portion of this security is held as collateral for open futures contracts commitments.
**  Aggregate cost for Federal income tax purposes is $705,823,195.

  See pages 31 and 32 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


        30 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA       -- Bonds rated "AAA" have the highest rating assigned by Standard &
             Poor's. Capacity to pay interest and repay principal is
             extremely strong.
AA        -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A         -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circum- stances and economic conditions than bonds in higher rated categories.
BBB       -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B and -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
 CCC         predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of spec- ulation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D         -- Bonds rated "D" are in default, and payment of interest and/or repayment of princi- pal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear some- what larger than in Aaa securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be consid- ered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out- standing investment characteristics and in fact have speculative characteristics as well.
Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future.
       Uncertainty of position characterizes bonds in this class.
Caa -- Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


      31    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

Fitch Ratings ("Fitch") -- Ratings of "A" and "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
A   -- Bonds rated "A" are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is consid- ered to be strong, but may be more vulnerable to adverse changes in economic con- ditions and circumstances than securities with higher ratings.
BBB -- Bonds rated "BBB" are considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate.
       Adverse changes in economic conditions and circum- stances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.
NR -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

 SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety charac- teristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess over- whelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO. MIG 1 -- Moody's highest rating for short-term municipal obligations.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG   --Association of Bay Area Governments
ACA    --American Capital Access
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
BIG    --Bond Investors Guaranty
CBI    --Certificate of Bond Insurance
CGIC   --Capital Guaranty Insurance Company
CONNIE --College Construction Loan Insurance Association
 LEE
COP    --Certificate of Participation
EDA    --Economic Development Authority
FLAIRS --Floating Adjustable Interest Rate Securities
FGIC   --Financial Guaranty Insurance Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage Corporation
FNMA   --Federal National Mortgage Association
FSA    --Financial Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage Association
GO     --General Obligation
HFA    --Housing Finance Authority
IBC    --Insured Bond Certificates
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors Assurance Corporation
MVRICS --Municipal Variable Rate Inverse Coupon Security
PCFA   --Pollution Control Financing Authority
PCR    --Pollution Control Revenue
PSFG   --Permanent School Fund Guaranty
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt Securities
VA     --Veterans Administration
VRDN   --Variable Rate Demand Note
VRWE   --Variable Rate Wednesday Demand


      32    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                              MARCH 31, 2003



ASSETS:
  Investments, at value (Cost -- $705,968,115)                                      $727,047,515
  Cash                                                                                   881,995
  Interest receivable                                                                 12,525,866
  Receivable for securities sold                                                       4,138,671
  Receivable for Fund shares sold                                                      2,626,935
----------------------------------------------------------------------------------------------
  Total Assets                                                                       747,220,982
----------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                                     9,865,318
  Payable to broker -- variation margin                                                1,090,625
  Payable for Fund shares purchased                                                      818,932
  Management fee payable                                                                 316,812
  Distribution fees payable                                                              100,905
  Accrued expenses                                                                       128,521
----------------------------------------------------------------------------------------------
  Total Liabilities                                                                   12,321,113
----------------------------------------------------------------------------------------------
Total Net Assets                                                                    $734,899,869
----------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                                        $    111,775
  Capital paid in excess of par value                                                741,218,912
  Undistributed net investment income                                                    353,777
  Accumulated net realized loss from security transactions and futures contracts     (29,735,088)
  Net unrealized appreciation of investments and futures contracts                    22,950,493
----------------------------------------------------------------------------------------------
Total Net Assets                                                                    $734,899,869
----------------------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                                             55,446,221
  Class B                                                                                621,540
  Class L                                                                             48,911,958
  Class O                                                                              5,333,167
  Class Y                                                                              1,461,809
Net Asset Value:
  Class A (and redemption price)                                                           $6.57
  Class B (and redemption price)                                                           $6.57
  Class L (and redemption price)                                                           $6.58
  Class O *                                                                                $6.58
  Class Y (and redemption price)                                                           $6.57
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value per share)                        $6.70
  Class O (net asset value plus 1.01% of net asset value per share)                        $6.65
----------------------------------------------------------------------------------------------
* Redemption price is NAV of Class O shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.


                      See Notes to Financial Statements.


        33 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                       FOR THE YEAR ENDED MARCH 31, 2003


   INVESTMENT INCOME:
     Interest                                                   $ 36,289,288
   ------------------------------------------------------------------------
   EXPENSES:
     Management fee (Note 3)                                       3,372,895
     Distribution fees (Note 3)                                    2,833,091
     Registration fees                                               303,200
     Shareholder servicing fees                                      120,847
     Custody                                                         102,345
     Shareholder communications                                       80,648
     Audit and legal                                                  32,537
     Trustees' fees                                                    4,133
     Other                                                             9,891
   ------------------------------------------------------------------------
     Total Expenses                                                6,859,587
   ------------------------------------------------------------------------
   Net Investment Income                                          29,429,701
   ------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FUTURES CONTRACTS (NOTES 4 AND 5):
     Realized Loss From:
      Security transactions (excluding short-term securities)       (473,691)
      Futures contracts                                          (11,963,292)
   ------------------------------------------------------------------------
     Net Realized Loss                                           (12,436,983)
   ------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of
     Investments and Futures Contracts:
      Beginning of year                                           (1,793,342)
      End of year                                                 22,950,493
   ------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                      24,743,835
   ------------------------------------------------------------------------
   Net Gain on Investments and Futures Contracts                  12,306,852
   ------------------------------------------------------------------------
   Increase in Net Assets From Operations                       $ 41,736,553
   ------------------------------------------------------------------------


                      See Notes to Financial Statements.


        34 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


                                                  For the Years Ended March 31,

                                                          2003          2002
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $  29,429,701  $ 16,422,519
 Net realized gain (loss)                              (12,436,983)      410,924
 Increase (decrease) in net unrealized appreciation     24,743,835    (8,682,159)
---------------------------------------------------------------------------------
 Increase in Net Assets From Operations                 41,736,553     8,151,284
---------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 2 AND 8):
 Net investment income                                 (29,296,012)  (16,683,829)
 In excess of net investment income                     (1,016,197)     (244,467)
---------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                        (30,312,209)  (16,928,296)
---------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
 Net proceeds from sale of shares                      576,187,125   333,852,668
 Net asset value of shares issued for reinvestment
   of dividends                                         19,053,976     9,884,892
 Cost of shares reacquired                            (385,682,504)  (87,276,633)
---------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share Transactions   209,558,597   256,460,927
---------------------------------------------------------------------------------
Increase in Net Assets                                 220,982,941   247,683,915
NET ASSETS:
 Beginning of year                                     513,916,928   266,233,013
---------------------------------------------------------------------------------
 End of year*                                        $ 734,899,869  $513,916,928
---------------------------------------------------------------------------------
* Includes undistributed net investment income of:        $353,777      $237,279
---------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        35 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Limited Term Portfolio ("Fund") is a separate, diversified investment fund of the Smith Barney Muni Funds ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and eight other separate investment funds: Florida, Georgia, New York, Pennsylvania, National, California Money Market, New York Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Trust are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) each Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $1,016,197 and $272,610 has been reclassified to paid-in capital, respectively. Net investment


      36    Smith Barney Muni Funds | 2003 Annual Report to Shareholders
income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended March 31, 2003, the Fund paid transfer agent fees of $53,672 to CTB.

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM, another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor. In addition, CGM and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.


      37    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

There are maximum initial sales charges of 2.00% and 1.00% for Class A and O shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. There is a CDSC of 1.00% on Class A shares, which applies if redemption occurs within one year from purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended March 31, 2003, CGM received sales charges of approximately $1,089,000 and $13,000 on sales of the Fund's Class A and O shares, respectively. In addition, for the year ended March 31, 2003, CDSCs paid to CGM were approximately:

                                   Class A      Class O
                        -------------------------------
                        CDSCs      $75,000       $7,000
                        -------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at an annual rate of 0.15% of the average daily net assets of each class. In addition, the Fund pays a distribution fee with respect to Class B, L and O shares calculated at an annual rate of 0.50%, 0.60% and 0.20%, respectively of the average daily net assets.

For the year ended March 31, 2003, total Distribution Plan fees incurred were:

                                  Class A      Class B  Class L    Class O
      --------------------------------------------------------------------
      Distribution Plan Fees      $498,852     $4,004  $2,198,159 $132,076
      --------------------------------------------------------------------

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

4. Investments

During the year ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were as follows:
-----------------------------------------------------------------------------
Purchases                                                        $569,273,326
-----------------------------------------------------------------------------
Sales                                                             376,325,131
-----------------------------------------------------------------------------


      38    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:
------------------------------------------------------------------------------
Gross unrealized appreciation                                    $ 31,712,298
Gross unrealized depreciation                                     (10,487,978)
------------------------------------------------------------------------------
Net unrealized appreciation                                      $ 21,224,320
------------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2003, the Fund had the following open futures contracts:

                             # of                  Basis      Market    Unrealized
To Sell:                   Contracts Expiration    Value      Value        Gain
----------------------------------------------------------------------------------
U.S. Treasury 10 Year Note    500       6/03    $58,191,406 $57,437,500 $  753,906
U.S. Treasury 20 Year Note    800       6/03     91,317,187  90,200,000  1,117,187
----------------------------------------------------------------------------------
                                                                        $1,871,093
----------------------------------------------------------------------------------


      39    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

6. Capital Loss Carryforward

At March 31, 2003, the Fund had, for Federal income tax purposes, approximately $22,502,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

                                 2004       2008       2009      2010      2011
----------------------------------------------------------------------------------
Carryforward
 Amounts                      $1,740,000 $9,495,000 $5,515,000 $214,000 $5,538,000
---------------------------------------------------------------------------------

In addition, the Fund had $5,151,009 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

7. Income Tax Information and Distributions to Shareholders

At March 31, 2003, the tax basis components of distributable earnings were:

-----------------------------------------------------------------------------------
Accumulated capital loss                                               $(22,501,919)
-----------------------------------------------------------------------------------
Unrealized appreciation                                                  21,224,320
-----------------------------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to mark-to-market of futures contracts, wash sales and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended March 31, 2003 were:

---------------------------------------------------------------------------------
Tax-exempt income                                                      $29,266,492
Ordinary income                                                          1,045,717
---------------------------------------------------------------------------------
Total                                                                  $30,312,209
---------------------------------------------------------------------------------


        40 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

8. Distributions Paid to Shareholders by Class

                                                     Year Ended     Year Ended
                                                   March 31, 2003 March 31, 2002*
---------------------------------------------------------------------------------
Class A
Net investment income                               $15,327,148     $12,938,144
In excess of net investment income                      531,657         189,582
--------------------------------------------------------------------------------
Total                                               $15,858,805     $13,127,726
--------------------------------------------------------------------------------
Class B+
Net investment income                               $    32,778              --
In excess of net investment income                        1,137              --
--------------------------------------------------------------------------------
Total                                               $    33,915              --
--------------------------------------------------------------------------------
Class L
Net investment income                               $11,775,543     $ 1,391,224
In excess of net investment income                      408,460          20,386
--------------------------------------------------------------------------------
Total                                               $12,184,003     $ 1,411,610
--------------------------------------------------------------------------------
Class O
Net investment income                               $ 1,635,483     $ 1,866,526
In excess of net investment income                       56,730          27,350
--------------------------------------------------------------------------------
Total                                               $ 1,692,213     $ 1,893,876
--------------------------------------------------------------------------------
Class Y
Net investment income                               $   525,060     $   487,935
In excess of net investment income                       18,213           7,149
--------------------------------------------------------------------------------
Total                                               $   543,273     $   495,084
--------------------------------------------------------------------------------

* For Class L shares, transactions are for the period from December 19, 2001 (inception date) to March 31, 2002.
+ For the period from January 13, 2003 (inception date) to March 31, 2003.

9. Shares of Beneficial Interest

At March 31, 2003, the Trust had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective December 19, 2001, the Trust adopted the renaming of existing Class L shares as Class O shares. In addition, Class O shares are available for purchase only by former Class L shareholders. In addition, effective December 19, 2001, new Class L shares were created.


    41    Smith Barney Muni Funds   |   2003 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                      Year Ended                 Year Ended
                                    March 31, 2003             March 31, 2002*
                              --------------------------  ------------------------
                                 Shares        Amount       Shares       Amount
-----------------------------------------------------------------------------------
Class A
Shares sold                    23,718,817  $ 156,478,803  16,981,242  $110,904,657
Shares issued on reinvestment   1,406,425      9,234,972   1,150,057     7,485,598
Shares reacquired             (13,975,698)   (92,002,465) (7,933,348)  (51,748,771)
-----------------------------------------------------------------------------------
Net Increase                   11,149,544  $  73,711,310  10,197,951  $ 66,641,484
-----------------------------------------------------------------------------------
Class B+
Shares sold                       618,342  $   4,062,715          --            --
Shares issued on reinvestment       3,579         23,490          --            --
Shares reacquired                    (381)        (2,497)         --            --
-----------------------------------------------------------------------------------
Net Increase                      621,540  $   4,083,708          --            --
-----------------------------------------------------------------------------------
Class L
Shares sold                    60,113,599  $ 397,113,276  32,382,163  $210,898,626
Shares issued on reinvestment   1,292,221      8,504,172     167,583     1,084,370
Shares reacquired             (41,256,559)  (271,618,070) (3,787,049)  (24,563,571)
-----------------------------------------------------------------------------------
Net Increase                   20,149,261  $ 133,999,378  28,762,697  $187,419,425
-----------------------------------------------------------------------------------
Class O**
Shares sold                       230,774  $   1,523,695   1,834,776  $ 12,049,385
Shares issued on reinvestment     166,055      1,091,456     184,436     1,202,090
Shares reacquired              (1,148,527)    (7,550,836)   (866,216)   (5,669,052)
-----------------------------------------------------------------------------------
Net Increase (Decrease)          (751,698) $  (4,935,685)  1,152,996  $  7,582,423
-----------------------------------------------------------------------------------
Class Y
Shares sold                     2,562,915  $  17,008,636          --            --
Shares issued on reinvestment      30,210        199,886      17,323  $    112,834
Shares reacquired              (2,193,120)   (14,508,636)   (803,381)   (5,295,239)
-----------------------------------------------------------------------------------
Net Increase (Decrease)           400,005  $   2,699,886    (786,058) $ (5,182,405)
-----------------------------------------------------------------------------------

 * For Class L shares, transactions are for the period from December 19, 2001 (inception date) to March 31, 2002.
**  On December 19, 2001, Class L shares were renamed as Class O shares.
 +  For the period from January 13, 2003 (inception date) to March 31, 2003.

        42 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                        2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
---------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year                     $ 6.40    $ 6.51    $ 6.36    $ 6.78    $ 6.76
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/             0.31      0.34      0.34      0.32      0.32
  Net realized and unrealized
   gain (loss)/(2)/                      0.17     (0.10)     0.16     (0.42)     0.03
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.48      0.24      0.50     (0.10)     0.35
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.30)    (0.35)    (0.35)    (0.32)    (0.33)
  In excess of net investment income    (0.01)    (0.00)*      --        --     (0.00)*
---------------------------------------------------------------------------------------
Total Distributions                     (0.31)    (0.35)    (0.35)    (0.32)    (0.33)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year           $ 6.57    $ 6.40    $ 6.51    $ 6.36    $ 6.78
---------------------------------------------------------------------------------------
Total Return                             7.64%     3.70%     8.06%    (1.46)%    5.29%
---------------------------------------------------------------------------------------
Net Assets,
 End of Year (millions)                  $364      $284      $222      $236      $311
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                          0.75%     0.72%     0.72%     0.75%     0.72%
  Net investment income/(2)/             4.64      5.26      5.41      4.97      4.72
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                    57%       53%       49%      108%       52%
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.24%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.85%.
*   Amount represents less than $0.01 per share.


      43    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout the period ended March 31:

Class B Shares                                                    2003/(1)(2)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $6.57
----------------------------------------------------------------------------
Income From Operations:
 Net investment income                                                0.05
 Net realized and unrealized gain                                     0.02
----------------------------------------------------------------------------
Total Income From Operations                                          0.07
----------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                               (0.07)
 In excess of net investment income                                  (0.00)*
----------------------------------------------------------------------------
Total Distributions                                                  (0.07)
----------------------------------------------------------------------------
Net Asset Value, End of Period                                       $6.57
----------------------------------------------------------------------------
Total Return++                                                        1.07%
----------------------------------------------------------------------------
Net Assets, End of Period (000s)                                    $4,084
----------------------------------------------------------------------------
Ratios to Average Net Assets+:
 Expenses                                                             1.31%
 Net investment income                                                4.14
----------------------------------------------------------------------------
Portfolio Turnover Rate                                                 57%
----------------------------------------------------------------------------

(1)  For the period January 13, 2003 (inception date) to March 31, 2003.
(2) Per share amounts have been calculated using the monthly average shares method.
 *   Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


      44    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                                         2003/(1)/ 2002/(1)(2)/
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Year                        $6.41      $6.46
----------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                                0.27       0.08
 Net realized and unrealized gain (loss)/(3)/              0.17      (0.04)
----------------------------------------------------------------------------
Total Income From Operations                               0.44       0.04
----------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                    (0.26)     (0.09)
 In excess of net investment income                       (0.01)        --
----------------------------------------------------------------------------
Total Distributions                                       (0.27)     (0.09)
----------------------------------------------------------------------------
Net Asset Value, End of Year                              $6.58      $6.41
----------------------------------------------------------------------------
Total Return                                               6.99%      0.58%++
----------------------------------------------------------------------------
Net Assets, End of Year (000s)                         $321,837   $184,452
----------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(4)/                                             1.35%      1.32%+
 Net investment income/(3)/                                4.02       4.68+
----------------------------------------------------------------------------
Portfolio Turnover Rate                                      57%        53%
----------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period December 19, 2001 (inception date) to March 31, 2002.
(3) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the period ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.65%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.45%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


      45    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class O Shares/(1)/                   2003/(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/
------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year                      $6.41     $6.52     $6.37     $6.79       $6.76
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/             0.29      0.33      0.33      0.31        0.31
  Net realized and unrealized
   gain (loss)/(4)/                      0.18     (0.11)     0.15     (0.43)       0.03
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.47      0.22      0.48     (0.12)       0.34
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.29)    (0.33)    (0.33)    (0.30)      (0.31)
  In excess of net investment income    (0.01)    (0.00)*      --        --       (0.00)*
------------------------------------------------------------------------------------------
Total Distributions                     (0.30)    (0.33)    (0.33)    (0.30)      (0.31)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $6.58     $6.41     $6.52     $6.37       $6.79
------------------------------------------------------------------------------------------
Total Return                             7.38%     3.48%     7.82%    (1.69)%      5.04%
------------------------------------------------------------------------------------------
Net Assets,
 End of Year (000s)                   $35,079   $39,009   $32,157   $33,113     $41,844
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                          0.98%     0.95%     0.95%     0.98%       0.94%
  Net investment income/(4)/             4.42      5.04      5.18      4.74        4.50
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    57%       53%       49%      108%         52%
------------------------------------------------------------------------------------------

(1) On December 19, 2001, Class L shares were renamed Class O shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, those amounts would have been $0.32, $0.10 and 5.01% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.05%.
 *  Amount represents less than $0.01 per share.


      46    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class Y Shares                        2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year                      $6.40     $6.51     $6.36     $6.78       $6.82
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/             0.32      0.36      0.36      0.33        0.12
  Net realized and unrealized
   gain (loss)/(3)/                      0.17     (0.11)     0.15     (0.42)      (0.02)
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.49      0.25      0.51     (0.09)       0.10
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.31)    (0.36)    (0.36)    (0.33)      (0.14)
  In excess of net investment income    (0.01)    (0.00)*      --        --       (0.00)*
---------------------------------------------------------------------------------------
Total Distributions                     (0.32)    (0.36)    (0.36)    (0.33)      (0.14)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year            $6.57     $6.40     $6.51     $6.36       $6.78
---------------------------------------------------------------------------------------
Total Return                             7.83%     3.89%     8.26%    (1.31)%      1.46%++
---------------------------------------------------------------------------------------
Net Assets,
 End of Year (000s)                    $9,604    $6,797   $12,030   $12,843     $45,408
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                          0.56%     0.55%     0.54%     0.55%       0.53%+
  Net investment income/(3)/             4.80      5.47      5.59      5.09        4.65+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                    57%       53%       49%      108%         52%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period November 12, 1998 (inception date) to March 31, 1999.
(3) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.44%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70%.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


      47    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Limited Term Portfolio ("Fund") of Smith Barney Muni Funds as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                            /s/ KPMG LLP

New York, New York
May 15, 2003


      48    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers

The business and affairs of the Smith Barney Muni Funds ("Trust") -- Limited Term Portfolio ("Fund") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                Number of
                                            Term of                           Portfolios in
                                          Office* and        Principal            Fund           Other
                              Position(s)   Length         Occupation(s)         Complex      Trusteeships
                               Held with    of Time         During Past        Overseen by      Held by
Name, Address and Age            Fund       Served          Five Years           Trustee        Trustee
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

Non-Interested Trustees:
Lee Abraham                     Trustee      Since    Retired; Former              28       Signet Group PLC
13732 LeHavre Drive                          1999     Chairman and CEO
Frenchman's Creek                                     of Associated
Palm Beach Gardens, FL 33410                          Merchandising Corp.,
Age 75                                                a major retail
                                                      merchandising
                                                      organization; Former
                                                      Director of Galey &
                                                      Lord, Liz Claiborne and
                                                      R.G. Barry Corp.

Allan J. Bloostein              Trustee      Since    President of Allan           35       Taubman Centers
27 West 67th Street                          1999     Bloostein Associates,                 Inc.
Apt. 5FW                                              a consulting firm;
New York, NY 10023                                    Former Director of CVS
Age 73                                                Corp.

Jane F. Dasher                  Trustee      Since    Controller of PBK            28             None
Korsant Partners                             1999     Holdings Inc.,
283 Greenwich Avenue                                  a family investment
3rd Floor                                             company
Greenwich, CT 06830
Age 53

Donald R. Foley                 Trustee      Since    Retired                      19             None
3668 Freshwater Drive                        1985
Jupiter, FL 33477
Age 80

Richard E. Hanson, Jr.          Trustee      Since    Retired; Former Head of      28             None
2751 Vermont Route 140                       1999     the New Atlanta Jewish
Poultney, VT 05764                                    Community High School
Age 61

Dr. Paul Hardin                 Trustee      Since    Professor of Law &           36             None
12083 Morehead Drive                         1994     Chancellor Emeritus at
Chapel Hill, NC 27514-8426                            the University of North
Age 71                                                Carolina

Roderick C. Rasmussen           Trustee      Since    Investment Counselor         28             None
9 Cadence Court                              1985
Morristown, NJ 07960
Age 76

John P. Toolan                  Trustee      Since    Retired                      28       John Hancock
7202 Southeast Golf Ridge Way                1985                                           Funds
Hobe Sound, FL 33455
Age 72


    49    Smith Barney Muni Funds   |   2003 Annual Report to Shareholders

                                                                                                  Number of
                                                      Term of                                   Portfolios in
                                                    Office* and            Principal                Fund         Other
                                      Position(s)     Length             Occupation(s)             Complex    Trusteeships
                                       Held with      of Time             During Past            Overseen by    Held by
Name, Address and Age                    Fund         Served              Five Years               Trustee      Trustee
--------------------------------------------------------------------------------------------------------------------------

Interested Trustee:
R. Jay Gerken**                     Chairman,          Since    Managing Director of                 225          None
CGM                                 President and      2002     Citigroup Global Markets
399 Park Avenue, 4th Floor          Chief Executive             Inc. ("CGM"); Chairman,
New York, NY 10022                  Officer                     President and Chief
Age 51                                                          Executive Officer of Smith
                                                                Barney Fund Management
                                                                LLC ("SBFM"), Travelers
                                                                Investment Adviser, Inc.
                                                                ("TIA") and Citi Fund
                                                                Management Inc.

Officers:
Lewis E. Daidone                    Senior             Since    Managing Director of CGM;            N/A          N/A
CGM                                 Vice President     1990     Director and Senior Vice
125 Broad Street, 11th Floor        and Chief                   President of SBFM and TIA;
New York, NY 10004                  Administrative              Former Chief Financial Officer
Age 45                              Officer                     and Treasurer of mutual
                                                                funds affiliated with Citigroup
                                                                Inc.

Richard L. Peteka                   Chief Financial    Since    Director and Head of Internal        N/A          N/A
CGM                                 Officer and        2002     Control for Citigroup Asset
125 Broad Street, 11th Floor        Treasurer                   Management U.S. Mutual
New York, NY 10004                                              Fund Administration from
Age 41                                                          1999-2002; Vice President,
                                                                Head of Mutual Fund
                                                                Administration and Treasurer
                                                                at Oppenheimer Capital from
                                                                1996-1999

Peter M. Coffey                     Vice President     Since    Managing Director of CGM;            N/A          N/A
CGM                                 and Investment     1987     Investment Officer of SBFM
399 Park Avenue, 4th Floor          Officer
New York, NY 10022
Age 57

Kaprel Ozsolak                      Controller         Since    Vice President of CGM                N/A          N/A
CGM                                                    2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor                  Secretary          Since    Managing Director of CGM;            N/A          N/A
CGM                                                    1987     General Counsel and
300 First Stamford Place, 4th Floor                             Secretary of SBFM and TIA
Stamford, CT 06902
Age 52

--------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**Mr. Gerken is an "interested person" of the Fund as defined in the Investment
  Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.


    50    Smith Barney Muni Funds   |   2003 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 2003:
   . 99.90% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

        51 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

                                 SMITH BARNEY
                                  MUNI FUNDS



TRUSTEES                 INVESTMENT MANAGER
Lee Abraham              Smith Barney Fund
Allan J. Bloostein        Management LLC
Jane F. Dasher
Donald R. Foley          DISTRIBUTOR
R. Jay Gerken, Chairman  Citigroup Global Markets Inc.
Richard E. Hanson, Jr.
Dr. Paul Hardin          CUSTODIAN
Roderick C. Rasmussen    State Street Bank and
John P. Toolan            Trust Company

OFFICERS                 TRANSFER AGENT
R. Jay Gerken            Citicorp Trust Bank, fsb.
President and Chief      125 Broad Street, 11th Floor
Executive Officer        New York, New York 10004

Lewis E. Daidone         SUB-TRANSFER AGENT
Senior Vice President    PFPC Global Fund Services
and Chief Administrative P.O. Box 9699
Officer                  Providence, Rhode Island
                         02940-9699
Richard L. Peteka
Chief Financial Officer
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

  Smith Barney Muni Funds





  This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Limited Term Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus which gives details about changes, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MUNI FUNDS
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


 (C) 2003 Citigroup Global Markets Inc.
 Member NASD, SIPC

 FD2305 5/03                                                             03-4873

              --------------------------------------------------
                            SMITH BARNEY MUNI FUNDS
                        NEW YORK MONEY MARKET PORTFOLIO
                              NEW YORK PORTFOLIO
              --------------------------------------------------

                       ANNUAL REPORT  |  MARCH 31, 2003





[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Citigroup Global Markets Inc.

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken
Chairman, President and Chief Executive Officer

Dear Shareholder,

As you know, bonds have been the financial investment of choice over the last few years. In fact, with stocks mired in a fierce bear market, investment-grade bonds have outperformed the broad equity market in each of the last three years, the first time that has happened since the dawn of the Second World War.

Municipal bonds and funds that focus on them have been particular investor favorites, and for good reason. On an after-tax basis, municipals, which are exempt from federal taxes, continue to offer more attractive yields than comparable-maturity treasury bonds. As the portfolio managers note in the accompanying letter, although yields are subject to change, as of the period's close, the pre-tax yield on a 10-year insured municipal bond registered at 3.50% versus 3.80% on the 10-year Treasury note. However, after accounting for the effect of federal income taxes, a Treasury would have to pay a taxable equivalent yield of 5.07% in order to match the municipal's yield for an investor in the 31% federal income tax bracket./i/ Furthermore, municipals remain a relatively safe harbor for investment dollars, backed by the generally solid credit of state and local governments and by predictable revenue streams from installations, such as utility, transportation and water-and-sewer systems.

Not that there isn't cause for some concern. Municipals have experienced a strong spate of outperformance that may not be sustainable. Interest rates may be poised to rise in coming months, potentially depressing the prices of outstanding bonds. The sluggish U.S. economy has been reflected on the local level, with many states and municipalities grappling with budget deficits.

In our opinion, this is all the more reason why investing in municipal bonds with a professional fund manager is a more prudent strategy than buying these bonds directly. Fund managers can provide the diversification that is so important in managing risk. And in periods of rising interest rates, they can take steps to mitigate declining bond prices, such as shortening overall portfolio duration. In the following pages, your fund managers will explain the specific steps being taken to manage the portfolios in this very dynamic climate.

        1 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

Bottom line: As an investor, you should always work with your financial adviser to design and maintain a portfolio that suits your long-term goals and appetite for risk. If tax-free income is part of that equation, municipal bonds and short-term municipal debt securities remain an excellent choice.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R Jay Gerken
R. Jay Gerken
Chairman, President and Chief Executive Officer

April 10, 2003


        2 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

                               MANAGER OVERVIEW

[PHOTO]

Joseph P. Deane
Vice President and Investment Officer


[PHOTO]

Julie P. Callahan, CFA
Vice President and Investment Officer


Shifts in Investor Sentiment
When the period began, lingering concerns about the integrity of corporate financial reporting practices and the strength of the U.S. economy prompted investors to shift money into conservative investments, specifically fixed-income securities with higher credit ratings. The demand boosted prices of higher-rated municipal bonds throughout the first half of the period through the early fall, although U.S. Treasury securities generated particularly strong performances.

Following an economic report released in October that reflected a weak labor market, the Federal Reserve ("Fed")/ii/ cut short-term interest rates to a four-decade low to help stimulate the economy. (Lower rates can encourage consumers and corporations to borrow and subsequently spend more, thereby increasing economic activity.) That month, investors reallocated money from investment-grade municipal bonds into stocks and other riskier assets such as corporate high-yield bonds,/iii/ anticipating that the economy would improve and help strengthen companies' credit profiles. As stocks surged in price during the October-to-November period, municipal bonds collectively retreated amid outflows of cash from municipal bond funds.

As concerns about Iraq and the economy resurfaced, investors again gravitated to higher-rated bond issues. In December, the Lehman Brothers Municipal Bond Index/iv/ returned 2.11%, reflecting its second-best monthly return since January 2001. Throughout the final quarter of the Funds' fiscal period, municipal bonds continued to fluctuate but, on a total return basis, finished in positive territory and outperformed many of their taxable brethren on an after-tax basis.

Impact of New Bond Supplies
Declining tax receipts significantly reduced many municipalities' revenues. Consequently, many municipalities aggressively borrowed throughout the period by issuing new bonds. In fact, more than $357 billion of municipal bonds were issued last year (a new annual record), a pace that continued through the first quarter of 2003.

        3 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

Although the market absorbed these issues with relative ease and municipal bond prices advanced, these hefty supplies dampened their returns as the market had to assimilate this large supply. This contributed to the municipal market's more muted performance versus Treasuries, which rallied significantly in price. Given that bond prices move opposite to yields, municipal and Treasury yields moved closer to parity. As of March 31st, the yield on a 10-year municipal bond was equivalent to nearly 94% of that on a comparable-maturity Treasury, compared to levels below 85% earlier in the period. Given the favorable tax-treatment on municipal bond interest, we believe that the yields on municipal bonds as of the period's close were at competitive levels relative to Treasuries.

Given that a significant amount of new bonds were issued by municipalities to refinance their older higher-yielding bonds, we anticipate that new issuance activity of intermediate- to longer-term municipal debt securities will begin to taper off once interest rates have risen to a reasonable extent.

New York Economy
New York's tax collections have been negatively impacted by the recession and the stock market's decline, which reduced the State's revenues derived from capital gains tax and personal income tax receipts. Furthermore, New York City has been faced with a series of challenges in its attempt to close its budget gap. We believe that it's important for the State to balance its expenses with incoming revenues, rather than issue a significant amount of new debt to raise cash to fill budget gaps. New York's state-backed general obligation long-term debt was recently rated AA by Standard & Poor's Ratings Service and A2 by Moody's Investors Service./v/

Economic and Interest Rate Outlook
During the past two years, the bond markets have been driven higher to a large extent by rate reductions triggered by the Fed in accordance with its monetary policy, as bond prices move opposite to interest rate movements. (When rates drop, the expectation is that newer bonds will be issued at lower rates, which make the outstanding bonds more valuable.) Since May 2000, the Fed cut short-term rates from 6.5% to 1.25%.

Going forward through 2003 and 2004 (the latter being a presidential-election year), we believe that fiscal stimulus policies such as taxation measures put into place by Congress and the Bush Administration will play a greater role in influencing the direction of the economy and bond markets. If these policy decisions are successfully implemented, which we believe will be the case, the economic


        4 Smith Barney Muni Funds | 2003 Annual Report to Shareholders climate should improve later this year and into 2004. Once economic activity gains sufficient momentum, we believe the Fed may be inclined to raise its interest rate targets to help keep the economy from becoming "overheated" and to minimize inflationary concerns. When you marry monetary (Fed) and fiscal (Congress) policy together and get them working, that's not an economy that we want to bet against and, as reflected in our defensive approaches explained below, we're not.

New York Money Market Portfolio
Performance Review
As of March 31, 2003, the seven-day current yield for Smith Barney Muni
Funds -- New York Money Market Portfolio ("Fund") was 0.54% and its seven-day effective yield, which reflects compounding, was also 0.54%. These numbers are the same due to the effects of rounding. On an after-tax basis, these yields would be comparable to earning 0.78% on a taxable investment for an investor in the 31% federal income tax bracket. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment. Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Portfolio Structure
Given our view of New York's economy, we limited the Fund's exposure to general obligation bonds issued by the State. Instead, the Fund focused on municipal "revenue" bonds, which are issued to finance public works such as transportation or sewer systems and are supported directly by the revenues generated by the operations of these systems. As of the period's close, the Fund's holdings in general obligation bonds issued by the State were backed by either an insurer or via another form of credit enhancement. We placed a slight focus on higher-rated revenue bonds that provide "essential services," such as obligations in the transportation and water-and-sewer sectors. The Fund continued to maintain a diversified mix of securities that included tax-exempt commercial paper, variable-rate demand notes and fixed-rate notes.


        5 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

We believe interest rates are poised to rise and may exert some slight pressure on the market prices of fixed-income securities with longer-term maturities in our investment universe. Therefore, we reduced the average maturity of issues held in the portfolio to just 32 days. Although the yields on shorter-term issues are marginally lower than the longer-term issues cited, the Fund's shorter average duration will enable us to move faster into reinvesting proceeds from maturating issues into potentially higher-yielding issues as interest rates rise. We feel this approach makes good sense given the close proximity of yields on shorter- and longer-term issues with maturities of one year or less and in light of our outlook for interest rates.

New York Portfolio
Performance Review
For the 12 months ended March 31, 2003, Class A shares of the Smith Barney Muni Funds -- New York Portfolio ("Fund"), without sales charges, returned 8.42%. The Fund underperformed its unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which returned 9.89% for the same period. However, it outperformed its Lipper peer group of New York municipal debt funds, which returned 8.23% for the same period./1/ Certain investors may be subject to the federal Alternative Minimum Tax and state and local income taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

A key reason for the Fund's modest underperformance versus the Lehman Brothers Municipal Bond Index was due to the more conservative investment approach we initiated in accordance with our outlook for interest rates. We believe interest rates are poised to rise in the future. Given that bonds with longer maturities are typically more sensitive to interest rate movements, in order to minimize fluctuations in the Fund that may occur if rates were to rise, we reduced the average maturity of issues held in the portfolio. Since bonds with shorter maturities are less sensitive to fluctuations in interest rates, which dropped in November, the Fund generated comparatively lower returns. Conversely, we believe this defensive posture may generate more favorable returns as interest rates rise. Shorter-term bonds are less susceptible than longer-term issues to the price declines that accompany an increase in interest rates.

We believe that our attentiveness to capital preservation distinguishes us from those investment managers who are focused on short-term returns. We will

--------
/1/Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended March 31, 2003, calculated among 100 funds in the New York municipal debt fund category with reinvestment of dividends and capital gains excluding sales charges.


        6 Smith Barney Muni Funds | 2003 Annual Report to Shareholders remain committed to prudently seeking long-term results and competitive tax-exempt yields.

Portfolio Structure
Given our view of the State's economy, the Fund maintained little exposure to New York-backed general obligation issues. Rather, we invested in a diversified array of industries in the revenue bond sector, placing a slight focus on revenue bonds that provide "essential services."

As of March 31st, the Fund maintained a 14.7% allocation to transportation issues, 7.5% allocation to hospital bonds (for their favorable yields), and 5.4% exposure to water-and-sewer issues. In addition to these essential services issues, approximately 25% of the Fund's net assets were invested in education issues as of the period's close, as many of these issues offered favorable credit ratings and competitive tax-exempt yields. We feel that state budgets will remain under pressure for the next two years or so and, therefore, plan to maintain our focus on revenue bonds, particularly essential services issues, and to target higher-rated issues, which are more liquid than lower-rated higher-yielding issues.

To help minimize fluctuations in the Fund that may arise in a rising rate environment, our investment approach includes:

 . Maintaining a short average maturity in the Fund to reduce the Fund's susceptibility to rising rates

 . Continue to selectively seek "premium" bonds with higher coupons (the fixed interest rate the issuer promises to pay to the bondholder until maturity). We will also continue to selectively seek higher-coupon bonds (which were issued during previous periods when rates were higher) because their coupons would be more in line with those on bonds issued in the future if interest rates and yields were to rise. These issues may be more resilient than lower-coupon issues if rates rise. (These higher-coupon bonds are also referred to as "premium" bonds because they trade at premiums to their face value amount payable at maturity, due to their favorable interest rates.) Keeping in line with this philosophy, we have sold virtually all the Fund's bonds that were trading at a discount with coupons below five percent.

 . Hedging the portfolio using futures to help minimize effects of a rising interest rate environment. We plan to maintain a short position in futures, which are exchange-traded contracts that may be used for hedging purposes, to help reduce fluctuations in the net asset value of the Fund.

        7 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

Municipals: Competitively Positioned
In the current environment, we feel that investors can get a little more bang for their buck by investing in municipal bonds versus their taxable bond counterparts. For example, although yields are subject to change, as of the period's close the pre-tax yield on a 10-year insured municipal bond registered at 3.50% versus 3.80% on the 10-year Treasury note. However, after accounting for the effect of federal income taxes, a Treasury would have to pay 5.07% in order to match the municipal's yield for an investor in the 31% federal income tax bracket. In addition to offering favorable after-tax yields versus Treasuries, if interest rates rise, investment-grade municipals may prove more resilient than Treasuries given that municipal bond prices have not risen as much during the period. In addition, studies have suggested that fixed-income securities, as part of a diversified portfolio, can help minimize overall portfolio volatility. Remember that diversification does not assure against market loss.

Experience Counts
Whether you are investing in a municipal bond or money market fund, particularly in these uncertain times, having a portfolio-management team to actively monitor economic activity and navigate a portfolio within a changing environment can be a critical added advantage. We believe that our experience in managing assets in all market environments enables us to more effectively manage your money.

Thank you for your investment in the Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Joseph P. Deane                           /s/ Julie P. Callahan
Joseph P. Deane                               Julie P. Callahan, CFA
Vice President and                            Vice President and
Investment Officer                            Investment Officer

April 10, 2003

        8 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 14 through 29 for a list and percentage breakdown of the Funds' holdings.

--------
/i/ The taxable equivalent yield applies to income taxation on a federal (not state and local) level. The taxable equivalent yield would be slightly lower for an investor below the federal income tax bracket of 31% and slightly higher for an investor in a higher tax bracket. Note that while interest on Treasuries is exempt from state and local income taxes, interest on municipal securities may be subject to these taxes.
/ii/ The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
/iii/ High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.
/iv/ The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
/v/ Standard & Poor's Ratings Service and Moody's Investors Service are nationally recognized credit rating agencies.

        9 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

                              NEW YORK PORTFOLIO


 HISTORICAL PERFORMANCE -- CLASS A SHARES




                   Net Asset Value
                  -----------------
                  Beginning   End    Income   Capital Gain     Total
       Year Ended  of Year  of Year Dividends Distributions Returns/(1)+/
       ------------------------------------------------------------------
        3/31/03    $13.19   $13.66    $0.62       $0.00         8.42%
       ------------------------------------------------------------------
        3/31/02     13.42    13.19     0.65        0.00         3.15
       ------------------------------------------------------------------
        3/31/01     12.78    13.42     0.67        0.00        10.57
       ------------------------------------------------------------------
        3/31/00     13.69    12.78     0.67        0.01        (1.61)
       ------------------------------------------------------------------
        3/31/99     13.91    13.69     0.70        0.27         5.50
       ------------------------------------------------------------------
        3/31/98     13.16    13.91     0.73        0.05        11.83
       ------------------------------------------------------------------
        3/31/97     13.19    13.16     0.74        0.00         5.48
       ------------------------------------------------------------------
        3/31/96     12.83    13.19     0.74        0.00         8.71
       ------------------------------------------------------------------
        3/31/95     12.83    12.83     0.77        0.00         6.32
       ------------------------------------------------------------------
        3/31/94     13.25    12.83     0.79        0.00         2.66
       -----------------------------------------------------------------
        Total                         $7.08       $0.33
       -----------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain     Total
Year Ended            of Year  of Year Dividends Distributions Returns/(1)+/
----------------------------------------------------------------------------
3/31/03               $13.19   $13.66    $0.55       $0.00         7.86%
----------------------------------------------------------------------------
3/31/02                13.42    13.19     0.58        0.00         2.60
----------------------------------------------------------------------------
3/31/01                12.78    13.42     0.60        0.00         9.96
----------------------------------------------------------------------------
3/31/00                13.68    12.78     0.60        0.01        (2.09)
----------------------------------------------------------------------------
3/31/99                13.89    13.68     0.62        0.27         5.02
----------------------------------------------------------------------------
3/31/98                13.15    13.89     0.66        0.05        11.19
----------------------------------------------------------------------------
3/31/97                13.18    13.15     0.67        0.00         4.96
----------------------------------------------------------------------------
3/31/96                12.84    13.18     0.68        0.00         8.05
----------------------------------------------------------------------------
Inception* - 3/31/95   11.96    12.84     0.29        0.00         9.92++
---------------------------------------------------------------------------
Total                                    $5.25       $0.33
---------------------------------------------------------------------------



        10 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

                              NEW YORK PORTFOLIO


 HISTORICAL PERFORMANCE -- CLASS L SHARES




            Net Asset Value
           -----------------
           Beginning   End    Income   Capital Gain     Total
Year Ended  of Year  of Year Dividends Distributions Returns/(1)+/
------------------------------------------------------------------
 3/31/03    $13.18   $13.65    $0.55       $0.00          7.82%
------------------------------------------------------------------
 3/31/02     13.41    13.18     0.57        0.00          2.56
------------------------------------------------------------------
 3/31/01     12.77    13.41     0.59        0.00         9.91
------------------------------------------------------------------
 3/31/00     13.67    12.77     0.59        0.01        (2.14)
------------------------------------------------------------------
 3/31/99     13.88    13.67     0.61        0.27         4.95
------------------------------------------------------------------
 3/31/98     13.14    13.88     0.65        0.05        11.13
------------------------------------------------------------------
 3/31/97     13.17    13.14     0.67        0.00         4.91
------------------------------------------------------------------
 3/31/96     12.83    13.17     0.68        0.00         8.07
------------------------------------------------------------------
 3/31/95     12.82    12.83     0.68        0.00         5.66
------------------------------------------------------------------
 3/31/94     13.24    12.82     0.70        0.00         1.96
-----------------------------------------------------------------
 Total                         $6.29       $0.33
-----------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES


                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain     Total
Year Ended            of Year  of Year Dividends Distributions Returns/(1)+/
----------------------------------------------------------------------------
3/31/03               $13.19   $13.65    $0.65       $0.00         8.53%
----------------------------------------------------------------------------
3/31/02                13.42    13.19     0.67        0.00         3.33
----------------------------------------------------------------------------
Inception* - 3/31/01   13.46    13.42     0.17        0.00         1.00++
---------------------------------------------------------------------------
Total                                    $1.49       $0.00
---------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


        11 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

                              NEW YORK PORTFOLIO


 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)



                                        Without Sales Charges/(1)/
                                      ------------------------------
                                      Class A Class B Class L Class Y
          -----------------------------------------------------------
          Twelve Months Ended 3/31/03  8.42%   7.86%   7.82%   8.53%
          -----------------------------------------------------------
          Five Years Ended 3/31/03     5.12    4.59    4.53     N/A
          -----------------------------------------------------------
          Ten Years Ended 3/31/03      6.04     N/A    5.41     N/A
          -----------------------------------------------------------
          Inception* through 3/31/03   6.90    6.79    5.70    5.73
          -----------------------------------------------------------

                                          With Sales Charges/(2)/
                                      ------------------------------
                                      Class A Class B Class L Class Y
          -----------------------------------------------------------
          Twelve Months Ended 3/31/03  4.08%   3.36%   5.78%   8.53%
          -----------------------------------------------------------
          Five Years Ended 3/31/03     4.27    4.42    4.32     N/A
          -----------------------------------------------------------
          Ten Years Ended 3/31/03      5.60     N/A    5.31     N/A
          -----------------------------------------------------------
          Inception* through 3/31/03   6.63    6.79    5.60    5.73
          -----------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (3/31/93 through 3/31/03)              79.68%
        --------------------------------------------------------------
        Class B (Inception* through 3/31/03)           73.45
        --------------------------------------------------------------
        Class L (3/31/93 through 3/31/03)              69.41
        --------------------------------------------------------------
        Class Y (Inception* through 3/31/03)           13.27
        --------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are January 16, 1987, November 11, 1994, January 8, 1993 and January 4, 2001, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


        12 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                Value of $10,000 Invested in Class A Shares of
                          the New York Portfolio vs.
                 the Lehman Brothers Municipal Bond Index and
                 Lipper New York Municipal Debt Funds Average+

--------------------------------------------------------------------------------
                           March 1993 -- March 2003

                           [CHART]

           New York        Lehman Brothers    Lipper New York
          Portfolio--         Municipal        Municipal Debt
        Class A Shares       Bond Index        Funds Average
      ------------------   ---------------    ---------------
3/93        $ 9,601            $10,000            $10,000
3/94          9,857             10,232             10,166
3/95         10,480             10,993             10,724
3/96         11,393             11,915             11,465
3/97         12,017             12,563             12,024
3/98         13,438             13,909             13,300
3/99         14,178             14,771             13,990
3/00         13,950             14,759             13,673
3/01         15,426             16,371             15,125
3/02         15,912             16,997             15,578
3/03         17,252             18,677             16,872


+Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1993, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994 and thereafter at net asset value) and capital gains, if any, at net asset value through March 31, 2003. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed-rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New York Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (100 funds as of March 31, 2003). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


      13    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS                                         MARCH 31, 2003


                              NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT       RATING(a)                       SECURITY                              VALUE
---------------------------------------------------------------------------------------------------
                          Albany University IDA Civic Facilities AMBAC-Insured:
$  8,140,000    A-1         Series B 1.10% VRDO                                  $     8,140,000
  11,275,000    A-1         Series C 1.10% VRDO                                       11,275,000
  10,000,000    A-1         Series D 1.10% VRDO                                       10,000,000
     640,000    NR+       Batavia CSD GO FGIC-Insured 2.00% due 6/15/03                  640,783
   1,000,000    Aaa*      Central Square CSD GO FGIC-Insured 2.25% due 5/15/03         1,000,738
                          Chautauqua County IDA:
   7,300,000    A-1+        Gerry Homes Project Series A 1.15% VRDO AMT                7,300,000
   3,600,000    NR+         Red Wing Co. Project 1.14% VRDO                            3,600,000
   2,060,000    NR+       Chenango County IDR Series A (Sherburne Project)
                           1.25% VRDO AMT                                              2,060,000
                          Dutchess County IDA:
   5,805,000    A-1+        Marist College Series 98A 1.15% VRDO                       5,805,000
   4,345,000    A-1+        St. Francis Hospital Series B 1.15% VRDO                   4,345,000
                          Erie County:
   2,320,000    P-1*        IDA Rosina Food Products Inc. 1.25% VRDO AMT               2,320,000
  10,000,000    MIG 1*      RAN 2.50% due 9/17/03                                     10,048,843
   2,835,000    A-1       Genesee County IDR (RJ Properties Project) 1.15% VRDO        2,835,000
   6,114,084    MIG 1*    Gorham-Middlesex CSD BAN 2.75% due 4/25/03                   6,117,427
   1,080,000    A-1       Hudson County IDA Series 98 Emsig Manufacturing Corp.
                           1.20% VRDO AMT                                              1,080,000
   2,980,000    A-1+      Lancaster IDA Sealing Devices Inc. 1.25% VRDO AMT            2,980,000
   4,000,000    A-1       Lewis County IDA (Climax Manufacturing Co. Project)
                           1.15% VRDO AMT                                              4,000,000
                          Long Island Power Authority:
  10,000,000    A-1+        1.05% due 4/7/03 TECP                                     10,000,000
   1,700,000    A-1+        Series 1B 1.20% VRDO                                       1,700,000
  10,000,000    A-1+        Series 2A 1.10% VRDO                                      10,000,000
  17,900,000    A-1+        Series 7A MBIA-Insured 1.11% VRDO                         17,900,000
  30,000,000    A-1+        Series A PART 1.25% VRDO                                  30,000,000
                          Metropolitan Transit Authority:
   4,900,000    A-1+        1.00% due 4/4/03 TECP                                      4,900,000
  11,000,000    A-1+        1.05% due 6/6/03 TECP                                     11,000,000
  29,300,000    A-1+        1.05% due 6/9/03 TECP                                     29,300,000
   4,900,000    A-1+        1.05% due 6/11/03 TECP                                     4,900,000
  11,300,000    A-1+        1.05% due 9/2/03 TECP                                     11,300,000
                            FSA-Insured:
  10,800,000    VMIG 1*      Munitop Series 99-2 PART 1.18% VRDO                      10,800,000
   6,790,000    A-1+         Putters Series 275 PART FGIC-Insured 1.20% VRDO           6,790,000
  35,000,000    A-1+         Series D-1 1.15% VRDO                                    35,000,000
                          Monroe County IDA:
   8,285,000    VMIG 1*      Collegiate Housing Foundation Series A 1.20% VRDO         8,285,000


                      See Notes to Financial Statements.


        14 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003


                                NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT       RATING(a)                         SECURITY                               VALUE
------------------------------------------------------------------------------------------------------
$    375,000    A-1         JADA Precision Plastic Project Series 97
                             1.15% VRDO AMT                                         $       375,000
   8,000,000    NR+         RAN 2.50% due 4/15/03                                         8,003,042
   2,100,000    VMIG 1*     St. Ann's Home For the Aged Project 1.14% VRDO                2,100,000
   3,175,000    A-1       Nassau County IDA IFA (Rubies Costume Project)
                           1.15% VRDO AMT                                                 3,175,000
  10,000,000    MIG 1*    New Rochelle CSD TAN 2.50% due 6/30/03                         10,026,823
                          New York City GO:
                            FGIC-Insured:
   2,085,000    A-1+         Series 92 D 1.15% VRDO                                       2,085,000
                             Series B:
   3,200,000    A-1+          1.15% VRDO                                                  3,200,000
   4,600,000    A-1+          1.20% VRDO                                                  4,600,000
   5,000,000    A-1+        Series 94 H-5 1.05% due 4/11/03 TECP                          5,000,000
  10,880,000    A-1+        Series 95 F-5 1.12% VRDO                                     10,880,000
   1,200,000    A-1+        Series A-6 FSA-Insured 1.15% VRDO                             1,200,000
   3,000,000    A-1         Series A-7 AMBAC-Insured 1.14% VRDO                           3,000,000
   9,600,000    A-1+        Series B-5 MBIA-Insured 1.15% VRDO                            9,600,000
  10,000,000    A-1+        Series B-9 1.15% VRDO                                        10,000,000
  22,500,000    A-1+        Series C-2 1.12% VRDO                                        22,500,000
  20,000,000    A-1+        Series C-3 1.15% VRDO                                        20,000,000
   1,200,000    A-1+        Series H-3 FSA-Insured 1.15% VRDO                             1,200,000
   5,995,000    A-1         Series PA 624 PART AMBAC-Insured 1.17% VRDO                   5,995,000
     600,000    A-1+        Series SGB 35 PART AMBAC-Insured 1.15% VRDO                     600,000
                          New York City HDC MFH:
  17,800,000    A-1+        Carnegie Park Series A 1.10% VRDO                            17,800,000
   3,200,000    A-1+        Montefiore Medical Center 1.12% VRDO                          3,200,000
  37,800,000    A-1+        Monterey Series A 1.10% VRDO                                 37,800,000
  10,000,000    VMIG 1*     Westmont Apartment Series A 1.10% VDRO                       10,000,000
                          New York City IDA:
  10,000,000    A-1         Air Express International Corp. Project 1.25% VRDO AMT       10,000,000
   6,000,000    A-1+        Children's Oncology Society 1.15% VRDO                        6,000,000
   5,200,000    A-1+        Gary Plastic Packaging Corp. Series 98 1.25% VRDO AMT         5,200,000
   4,975,000    A-1+        Linear Lighting Corp. Project 1.25% VRDO AMT                  4,975,000
   4,000,000    NR+         Planned Parenthood Project 1.10% VRDO                         4,000,000
   1,625,000    A-1+        PS Bibbs Inc. 1.35% VRDO AMT                                  1,625,000
                          New York City Municipal Water Finance Authority:
  19,600,000    A-1+        Series 4 1.10% due 4/1/03 TECP                               19,600,000
  30,000,000    A-1+        Series 5 1.10% due 4/2/03 TECP                               30,000,000
                            Series 6:
  24,000,000    A-1+         1.10% due 4/2/03 TECP                                       24,000,000
  21,700,000    A-1+         1.00% due 7/17/03 TECP                                      21,700,000


                      See Notes to Financial Statements.


        15 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003


                               NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT    RATING(a)                        SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
                       New York City TFA:
$ 14,920,000 A-1         MSTC 122 PART 1.10% due 4/8/03                         $    14,920,000
   5,800,000 A-1+        Series 1C 1.15% VRDO                                         5,800,000
  15,000,000 A-1+        Series 1E 1.14% VRDO                                        15,000,000
   1,400,000 A-1+        Series 2A 1.15% VRDO                                         1,400,000
  17,500,000 A-1+        Series 2D 1.15% VRDO                                        17,500,000
   2,200,000 A-1+        Series 3B 1.20% VRDO                                         2,200,000
   9,600,000 A-1+        Series 3E 1.20% VRDO                                         9,600,000
  10,000,000 A-1+        Series 3G 1.15% VRDO                                        10,000,000
   4,475,000 A-1+        Series 3H 1.15% VRDO                                         4,475,000
   2,100,000 A-1+        Series B 1.15% VRDO                                          2,100,000
   5,500,000 A-1+        Series C 1.15% VRDO                                          5,500,000
                       New York City Trust for Cultural Resources:
  30,000,000 AAA         American Museum of Natural History AMBAC-Insured
                          1.60% due 7/1/03                                           30,000,000
   3,035,000 VMIG 1*     Series 162 PART 1.18% VRDO                                   3,035,000
   3,300,000 A-1         Series 596 PART 1.18% VRDO                                   3,300,000
                       New York State Dormitory Authority:
   8,625,000 A-1+        Colgate University PART FGIC-Insured 1.15% VRDO              8,625,000
   2,000,000 A-1+        Columbia University SGA 132 PART 1.15% VRDO                  2,000,000
                         Cornell University:
   6,300,000 A-1+         Series A 1.10% VRDO                                         6,300,000
  16,255,000 A-1+         Series B 1.10% VRDO                                        16,255,000
   5,045,000 A-1         Glen Eddy Inc. 1.10% VRDO                                    5,045,000
   8,430,000 A-1+        Metropolitan Museum of Art Series A 1.10% VRDO               8,430,000
   9,300,000 A-1+        Mount Sinai School of Medicine 0.98% due 4/11/03 TECP        9,300,000
   4,080,000 VMIG 1*     Oxford University Press 1.10% VRDO                           4,080,000
   1,965,000 A-1+        Rockefeller University Series A 1.10% VRDO                   1,965,000
                         School Districts Financing Program MBIA-Insured:
  17,840,000 AAA          Series D 3.00% due 10/1/03                                 17,968,264
   3,445,000 AAA          Series E 5.00% due 10/1/03                                  3,503,963
  15,170,000 A-1+        Series PA 842-R PART FGIC-Insured 1.95% due 5/8/03          15,170,000
   9,945,000 A-1+        State University Series PA 622 PART 1.25% VRDO               9,945,000
                       New York State Energy Research & Development Authority:
                         Gas and Electric:
   2,800,000 A-1+         Series C 1.15% VRDO                                         2,800,000
   1,600,000 A-1          Series D 1.15% VRDO                                         1,600,000
  13,280,000 VMIG 1*     Long Island Lighting Co. Series A 1.20% VRDO AMT            13,280,000
                         Niagara Mohawk Power Corp. PCR:
                          Series A:
   1,000,000 P-1*          1.20% VRDO                                                 1,000,000
   6,000,000 A-1           AMBAC-Insured 1.30% VRDO                                   6,000,000
  19,600,000 P-1*         Series B 1.30% VRDO                                        19,600,000


                      See Notes to Financial Statements.


        16 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003


                           NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT    RATING(a)                    SECURITY                         VALUE
-------------------------------------------------------------------------------------
                       New York State Environmental Facilities Corp.:
                         Clean Water and Drinking:
$  9,990,000 A-1          MSTC Series 9040 PART 1.16% VRDO            $     9,990,000
   9,170,000 A-1+         PT-409 PART 1.30% due 4/17/03                     9,170,000
                         Series 1997A:
   5,100,000 A-1+         1.00% due 4/1/03 TECP                             5,100,000
   3,000,000 A-1+         1.00% due 4/4/03 TECP                             3,000,000
   1,800,000 A-1+         1.05% due 4/4/03 TECP                             1,800,000
   4,000,000 A-1+         0.95% due 4/9/03 TECP                             4,000,000
  17,000,000 A-1+         1.05% due 6/5/03 TECP                            17,000,000
   4,000,000 A-1+         1.05% due 6/6/03 TECP                             4,000,000
  12,000,000 A-1+         1.05% due 7/18/03 TECP                           12,000,000
                         Series 1998A:
  24,500,000 A-1+         1.00% due 5/7/03 TECP                            24,500,000
  10,000,000 A-1+         1.05% due 5/7/03 TECP                            10,000,000
   7,500,000 A-1+        Solid Waste Disposal Series 1987A
                          0.97% due 6/10/03                                 7,500,000
                       New York State GO:
  19,120,000 A-1+        Series A 1.50% due 10/9/03                        19,120,000
  13,770,000 A-1+        Series B 1.50% due 10/9/03                        13,770,000
                       New York State HFA:
  10,000,000 VMIG 1*     10 Liberty Street 1.10% VRDO                      10,000,000
  30,000,000 VMIG 1*     20 River Terrace Series A 1.15% VRDO              30,000,000
   5,000,000 VMIG 1*     240 East 39th Street 1.15% VRDO AMT                5,000,000
                         350 West 43rd Street:
   8,400,000 VMIG 1*      1.15% VRDO AMT                                    8,400,000
   5,000,000 VMIG 1*      Series A 1.15% VRDO AMT                           5,000,000
   5,000,000 VMIG 1*     360 West 43rd Street 1.40% VRDO AMT                5,000,000
   3,300,000 VMIG 1*     750 Sixth Avenue Series A 1.15% VRDO AMT           3,300,000
  21,100,000 VMIG 1*     Saville Housing Series A 1.15% VRDO AMT           21,100,000
  50,000,000 VMIG 1*     Series A 1.15% VRDO AMT                           50,000,000
   8,800,000 A-1+        Series C 1.12% VRDO                                8,800,000
  10,000,000 A-1+        Series D 1.12% VRDO                               10,000,000
                         Service Contract Revenue Series A:
  15,000,000 A-1+         1.12% VRDO                                       15,000,000
  10,000,000 A-1+         1.15% VRDO                                       10,000,000
   4,415,000 VMIG 1*     South Cove Plaza Series A 1.25% VRDO AMT           4,415,000
   6,700,000 VMIG 1*     Theatre Row Series A 1.40% VRDO AMT                6,700,000
  10,000,000 VMIG 1*     Worth Street Series A 1.40% VRDO AMT              10,000,000
                       New York State LGAC:
  15,000,000 A-1+        Series 3V 1.15% VRDO                              15,000,000
  59,800,000 A-1+        Series 93A 1.10% VRDO                             59,800,000
   3,932,500 VMIG 1*     Series 544 PART AMBAC-Insured 1.18% VRDO           3,932,500
     100,000 A-1+        Series B 1.10% VRDO                                  100,000
  14,200,000 A-1+        Series E 1.15% VRDO                               14,200,000


                      See Notes to Financial Statements.


        17 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003


                              NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT    RATING(a)                       SECURITY                              VALUE
---------------------------------------------------------------------------------------------
$  2,070,000 VMIG 1*   New York State Mortgage Agency Revenue MERLOT
                        Series B-3 PART 1.29% VRDO AMT                        $     2,070,000
                       New York State Power Authority:
  10,000,000 A-1         Series 1 1.05% due 4/16/03 TECP                           10,000,000
                         Series 2:
   7,500,000 A-1          1.00% due 4/11/03 TECP                                    7,500,000
   9,800,000 A-1          1.00% due 5/8/03 TECP                                     9,800,000
  10,000,000 A-1          1.02% due 6/2/03 TECP                                    10,000,000
  30,000,000 A-1          1.05% due 6/12/03 TECP                                   30,000,000
   5,000,000 A-1          1.05% due 9/2/03 TECP                                     5,000,000
                       New York State Thruway Authority:
  17,000,000 A-1+        0.95% due 4/1/03 TECP                                     17,000,000
   1,500,000 A-1+        1.00% due 5/14/03 TECP                                     1,500,000
  15,000,000 A-1+        1.05% due 9/3/03 TECP                                     15,000,000
  19,500,000 A-1+        1.05% due 9/5/03 TECP                                     19,500,000
   8,845,000 A-1         MSTC Series 120 PART FGIC-Insured 1.12% due 10/9/03        8,845,000
                       New York State Urban Development Corp. PART:
   8,000,000 VMIG 1*     MERLOT Series N AMBAC-Insured 1.24% VRDO                   8,000,000
  21,685,000 A-1+        Putter 313 1.20% VRDO                                     21,685,000
                       Oneida County IDR:
   5,635,000 VMIG 1*     Hamilton College MBIA-Insured 1.15% VRDO                   5,635,000
   2,250,000 A-1         Harden Furniture Series 98 1.15% VRDO AMT                  2,250,000
   2,500,000 A-1+        Indian Nation Series 2002 1.10% VRDO                       2,500,000
                       Onondaga County IDA:
                         Solvay Paperboard LLC Project:
  10,000,000 A-1+         Series 2002 1.30% VRDO AMT                               10,000,000
  15,000,000 A-1+         Series A 1.30% VRDO AMT                                  15,000,000
  19,000,000 A-1+         Series B 1.30% VRDO AMT                                  19,000,000
   3,455,000 A-1         Syracuse Executive Air 1.15% VRDO AMT                      3,455,000
   5,720,000 A-1         Syracuse Research Corp. 1.15% VRDO                         5,720,000
   2,320,000 A-1+      Ontario County IDR Dixit Enterprise Series B
                        1.25% VRDO AMT                                              2,320,000
   4,320,000 A-1       Oswego County IDR Fulton Thermal Corp.
                        1.15% VRDO AMT                                              4,320,000
                       Port Authority of New York & New Jersey:
   7,860,000 A-1+        Putter Series 177 PART MBIA-Insured 1.30% VRDO AMT         7,860,000
   3,500,000 NR++        Series 98-1 Equipment Notes 1.45% VRDO AMT                 3,500,000
   3,500,000 NR++        Series 98-2 Equipment Notes 1.35% VRDO                     3,500,000
                         Series 2000-A:
  10,000,000 A-1+         1.20% due 4/4/03 TECP                                    10,000,000
  10,050,000 A-1+         1.00% due 4/9/03 TECP                                    10,050,000
   8,000,000 A-1+        Series B 1.00% due 4/8/03 TECP                             8,000,000
  14,000,000 A-1+        Versatile Structure Obligation Series 5 1.18% VRDO        14,000,000


                      See Notes to Financial Statements.


        18 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003


                                NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT       RATING(a)                         SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
                          Puerto Rico Commonwealth:
$  2,900,000    A-1+        Electrical Power MSTC PART 1.07% VRDO                   $     2,900,000
  10,100,000    A-1+        Highway & Transportation Authority MSTC 91
                             PART MBIA-Insured 1.15% VRDO                                10,100,000
   7,320,000    A-1         PA 650 PART 1.18% due 7/1/29                                  7,320,000
  41,000,000    SP-1        TRAN 2.50% due 7/30/03                                       41,125,060
  25,000,000    NR+       Rochester BAN 2.00% due 3/4/04                                 25,189,373
   5,245,000    A-1       Rotterdam IDA IDR (Rotterdam Park Project) 1.10% VRDO           5,245,000
   2,630,000    P-1       Schenectady County IDR (Scotia Industrial Park Project)
                           Series 98A 1.10% VRDO                                          2,630,000
     575,000    Aaa*      South Seneca CSD GO 2.25% due 6/15/03                             575,937
   3,595,000    A-1       St. Lawrence County IDA United Helpers Independent Living
                           Corp. 1.10% VRDO                                               3,595,000
  13,000,000    NR+       Suffolk County BOCES First Supervisory District RAN
                           2.75% due 6/27/03                                             13,031,973
   4,620,000    A-1+      Suffolk County IDR JBC Realty 1.15% VRDO AMT                    4,620,000
   4,400,000    MIG 1*    Syracuse RAN Series D 2.50% due 6/30/03                         4,411,802
  14,890,000    A-1+      Tompkins County IDA Civic Facilities Cornell University
                           1.10% VRDO                                                    14,890,000
                          Triborough Bridge & Tunnel Authority:
                            MSTC:
  22,905,000    A-1          Series 72 PART MBIA-Insured 1.12% VRDO                      22,905,000
   9,235,000    VMIG 1*      Series 109 PART 1.20% VRDO                                   9,235,000
   7,055,000    A-1+        Putters Series 342 PART AMBAC-Insured 1.20% VRDO              7,055,000
  13,000,000    A-1+        Series C AMBAC-Insured 1.10% VRDO                            13,000,000
  27,400,000    A-1+        Series F 1.15% VRDO                                          27,400,000
   3,910,000    A-1+      Westchester County IDA (Boys & Girls Club Project)
                           1.15% VRDO                                                     3,910,000
   2,625,000    A-1       Yates IDR Coach Equipment Manufacturing Corp.
                           1.15% VRDO AMT                                                 2,625,000
                          Yonkers:
   3,000,000    A-1+        IDA Consumers Union Facilities 1.15% VRDO                     3,000,000
   7,000,000    NR+         RAN Series A 2.75% due 6/13/03                                7,008,331
------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100%
                          (Cost -- $1,834,039,859**)                                $ 1,834,039,859
------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
+ Security has not been rated by either Moody's Investors Service or Standard &
  Poor's Ratings Service. However, the Board of Trustees has determined that the security presents minimal credit risk.
++ Security has not been rated by either Moody's Investors Service or Standard
   & Poor's Ratings Service. However, the Board of Trustees has determined this security to be considered as a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 30 through 32 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


        19 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003


                                      NEW YORK PORTFOLIO

    FACE
   AMOUNT    RATING(a)                          SECURITY                              VALUE
--------------------------------------------------------------------------------------------------
Education -- 25.2%
$  2,755,000 Aaa*      Albany IDA, Civic Facility Revenue, (St. Rose Project),
                        Series A, AMBAC-Insured, 5.375% due 7/1/31                $   2,911,071
                       Amherst IDA, Civic Facilities Revenue, UBF Faculty-Student
                        Housing, Series B, AMBAC-Insured:
   1,000,000 AAA          5.125% due 8/1/20                                           1,058,740
   3,615,000 AAA          5.250% due 8/1/31                                           3,760,937
  10,000,000 AAA       New York City IDA, Civic Facilities Revenue, (New York
                        University Project), AMBAC-Insured, 5.000% due 7/1/31 (b)    10,127,300
                       New York State Dormitory Authority Revenue Bonds:
                         City University Systems:
                          3rd Generation:
  16,925,000 AAA           Series 1, FGIC-Insured, 5.250% due 7/1/25 (b)             17,733,169
   4,500,000 AAA           Series 2, MBIA-Insured, 5.000% due 7/1/28                  4,562,460
   6,000,000 AA-          4th Generation, Series A, 5.250% due 7/1/31                 6,169,260
                          Series A, FGIC-Insured:
   5,825,000 AAA           5.625% due 7/1/16                                          6,810,182
  14,000,000 AAA           2nd Generation, 5.000% due 7/1/16 (b)                     14,854,000
   7,000,000 AAA          Series B, FSA-Insured, 6.000% due 7/1/14                    8,341,410
   2,500,000 A3*          Series C, 7.500% due 7/1/10                                 3,024,375
   2,000,000 AAA         Columbia University, 5.000% due 7/1/18                       2,108,940
                         Court Facilities, City of New York Issue:
   5,000,000 A            6.000% due 5/15/39                                          5,463,000
   3,000,000 AAA          AMBAC-Insured, 5.750% due 5/15/30                           3,274,710
                         New School University, MBIA-Insured:
   5,000,000 AAA          5.000% due 7/1/29                                           5,073,850
   4,495,000 AAA          5.000% due 7/1/33                                           4,549,165
   5,000,000 AAA         New York University, Series 2, AMBAC-Insured,
                          5.000% due 7/1/31                                           5,063,650
                         Rockefeller University:
  10,260,000 AAA          5.000% due 7/1/28 (b)                                      10,433,804
  12,000,000 AAA          Series A, 5.000% due 7/1/32 (b)                            12,230,520
   1,000,000 AA-         School Improvement Program, 5.000% due 7/1/18                1,040,560
   1,150,000 AAA         St. John's University, MBIA-Insured, 5.250% due 7/1/25       1,211,594
                         State University Dormitory Facility, FGIC-Insured:
   1,000,000 AAA          5.500% due 7/1/26                                           1,065,330
   1,000,000 AAA          5.500% due 7/1/27                                           1,063,920
  12,000,000 AAA          5.100% due 7/1/31 (b)                                      12,233,640
                         State University Educational Facility:
                          Series A:
  12,110,000 AAA           FSA-Insured, 5.875% due 5/15/17 (b)                       14,439,116
   7,030,000 AAA           MBIA-Insured, 5.000% due 5/15/16                           7,469,867
                          Series B:
     676,000 AA-           7.500% due 5/15/11                                           828,837
   5,000,000 AAA           FGIC-Insured, 5.250% due 5/15/19                           5,578,900


                      See Notes to Financial Statements.


        20 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003


                                        NEW YORK PORTFOLIO

    FACE
   AMOUNT       RATING(a)                            SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
Education -- 25.2% (continued)
                            University of Rochester, Series A, MBIA-Insured:
$  3,915,000    AAA          5.000% due 7/1/16                                            $   4,164,542
   2,300,000    AAA          5.000% due 7/1/27                                                2,338,962
                          Rensselaer County IDA, Civic Facilities Revenue Bonds,
                           (Polytechnic Institute Dormitory Project):
   5,430,000    A+           Series A, 5.125% due 8/1/29                                      5,504,934
   5,820,000    A+           Series B, 5.125% due 8/1/27                                      5,924,178
                          Schenectady IDA, Civic Facilities Revenue Bonds,
                           (Union College Project), Series A, AMBAC-Insured:
   2,000,000    Aaa*         5.375% due 12/1/19                                               2,172,840
   1,725,000    Aaa*         5.000% due 7/1/22                                                1,792,172
   3,000,000    Aaa*         5.450% due 12/1/29                                               3,162,750
   2,390,000    Aaa*         5.625% due 7/1/31                                                2,565,928
   3,000,000    Aaa*      Teachers College, MBIA-Insured, 5.000% due 7/1/22                   3,100,740
---------------------------------------------------------------------------------------------------
                                                                                            203,209,353
---------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 0.6%
   1,125,000    AAA       Commonwealth of Puerto Rico, Aqueduct & Sewer Authority
                           Revenue Bonds, 10.250% due 7/1/09                                  1,434,578
   3,150,000    AAA       New York City GO, Series I, AMBAC-Insured,
                           7.250% due 8/15/14                                                 3,615,633
---------------------------------------------------------------------------------------------------
                                                                                              5,050,211
---------------------------------------------------------------------------------------------------
Finance -- 0.9%
   1,700,000    A-1+      New York City Transitional Finance Authority, NYC Recovery,
                           Series 3, Sub-Series 3B, 1.200% due 11/1/22 (d)(e)                 1,700,000
   5,000,000    AAA       New York State Local Government Assistance Corp., Series B,
                           MBIA-Insured, 4.875% due 4/1/20                                    5,138,600
     635,000    BBB+      New York State Municipal Bond Bank Agency, Special Revenue
                           Program, City of Buffalo, 6.875% due 3/15/06                         646,328
---------------------------------------------------------------------------------------------------
                                                                                              7,484,928
---------------------------------------------------------------------------------------------------
General Obligation -- 1.9%
                          New York City Bonds:
   1,000,000    A-1+        Series H, Sub-Series H-3, FSA-Insured, 1.150% due 8/1/23 (d)      1,000,000
   1,945,000    A-1+        Sub-Series E-2, 1.140% due 8/1/20 (d)                             1,945,000
                          New York State:
   1,000,000    AA          12.000% due 11/15/03                                              1,066,910
   2,750,000    AA          9.875% due 11/15/05                                               3,335,557
   4,505,000    Aaa*      North Hempstead, FGIC-Insured, Series A, 5.000% due 9/1/22          4,619,742
                          Taconic Hills School District at Craryville, FGIC-Insured:
   1,420,000    Aaa*        5.000% due 6/15/25                                                1,450,360
     700,000    Aaa*        5.000% due 6/15/26                                                  713,398
   1,000,000    AAA       Yonkers, Series C, FGIC-Insured, State Aid Withholding,
                           5.000% due 6/1/19                                                  1,037,700
---------------------------------------------------------------------------------------------------
                                                                                             15,168,667
---------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        21 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003


                                        NEW YORK PORTFOLIO

    FACE
   AMOUNT    RATING(a)                            SECURITY                                VALUE
---------------------------------------------------------------------------------------------------
Government Facilities -- 3.5%
                       New York State Urban Development Corp. Revenue:
                         Correctional Capital Facilities:
$  3,050,000 AAA          MBIA-Insured, 5.000% due 1/1/20                             $   3,150,193
  20,000,000 AA-          Series A, 5.500% due 1/1/17 (b)                                22,106,000
   3,000,000 AA-         State Facilities, 5.700% due 4/1/20                              3,439,920
---------------------------------------------------------------------------------------------------
                                                                                         28,696,113
---------------------------------------------------------------------------------------------------
Hospitals -- 7.5%
   1,620,000 AAA       East Rochester, Housing Authority Revenue, (North Park Nursing
                        Home), GNMA-Collateralized, 5.200% due 10/20/24                   1,669,118
   5,000,000 AAA       Nassau Health Care Corp., Health System Revenue Bonds,
                        FSA-Insured, 5.500% due 8/1/19                                    5,446,150
                       New York City Health & Hospital Corp. Revenue,
                        Health System, Series A:
   3,000,000 AAA          AMBAC-Insured, 5.000% due 2/15/20                               3,082,260
                          FSA-Insured:
   1,110,000 AAA           5.000% due 2/15/22                                             1,138,716
   3,750,000 AAA           5.125% due 2/15/23                                             3,883,537
                       New York State Dormitory Authority Revenue:
   5,350,000 A1*         Lutheran Center at Poughkeepsie, LOC-Key Bank,
                          6.050% due 7/1/26                                               5,618,410
                         Mental Health Services Facilities:
                          Series B:
   2,500,000 AA-           5.000% due 2/15/18                                             2,581,950
   6,955,000 AA-           5.625% due 2/15/21                                             7,400,259
   2,600,000 AAA          Series D, FSA-Insured, 5.250% due 8/15/30                       2,689,648
   3,000,000 AA          St. Luke's Home, Residential Health, FHA-Insured,
                          6.375% due 8/1/35                                               3,244,950
   2,450,000 AAA         St. Vincent's Hospital & Medical Center, FHA-Insured,
                          7.400% due 8/1/30                                               2,487,926
   1,500,000 AAA         United Cerebral Palsy, AMBAC-Insured, 5.125% due 7/1/21          1,585,005
   2,000,000 AAA         Victory Memorial Hospital, MBIA-Insured,
                          5.375% due 8/1/25                                               2,092,400
   2,500,000 AAA         Willow Towers Inc., GNMA-Collateralized,
                          5.400% due 2/1/34                                               2,596,475
                       New York State Medical Care Facility Finance Agency Revenue:
                         Series A:
   2,500,000 B            Central Suffolk Hospital Mortgage Project,
                           6.125% due 11/1/16                                             1,802,875
   2,350,000 NR           FHA-Insured, 7.450% due 8/15/31                                 2,400,149


                      See Notes to Financial Statements.


        22 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003

                                       NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                           SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Hospitals -- 7.5% (continued)
$   955,000 Aa1*         Health Center Projects, Secured Mortgage Program,
                          SONYMA-Insured, 6.375% due 11/15/19                      $   1,013,723
                        Series B:
    950,000 AA           Hospital & Nursing Home Insured Mortgage,
                          FHA-Insured, 7.000% due 8/15/32                                971,081
  1,860,000 AAA          Long Term Healthcare, FSA-Insured,
                          6.450% due 11/1/14                                           1,905,589
  3,500,000 AA           Mortgage Project, FHA-Insured,
                          6.100% due 2/15/15                                           3,807,265
    470,000 AA          Series C, FHA-Insured, 6.650% due 8/15/32                        479,781
  2,280,000 BBB+      Puerto Rico Commonwealth Renewal & Housing Corp.,
                       7.875% due 10/1/04                                              2,302,800
------------------------------------------------------------------------------------------------
                                                                                      60,200,067
------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 3.2%
                      New York City HDC:
  1,363,391 NR          Cadman Project, 6.500% due 11/15/18                            1,334,528
    860,763 NR          Heywood Towers Project, 6.500% due 10/15/17                      848,825
  1,102,042 NR          Kelly Project, 6.500% due 2/15/18                              1,083,407
  4,000,000 AAA         Mortgage Revenue, Series A, FHA-Insured,
                         6.600% due 4/1/30 (f)                                         4,107,560
  1,410,539 NR          Riverbend Project, 6.500% due 11/15/18                         1,484,606
                      New York State Dormitory Authority Revenue,
                       FNMA-Collateralized, Park Ridge Housing Inc.:
  1,000,000 AAA          6.375% due 8/1/20                                             1,108,550
  1,470,000 AAA          6.500% due 8/1/25                                             1,634,081
                      New York State Housing Finance Agency Revenue,
                       Secured Mortgage Program:
                         Series A, SONYMA-Insured:
    500,000 Aa1*          7.000% due 8/15/12 (e)                                         507,170
  2,000,000 Aa1*          6.200% due 8/15/15 (e)                                       2,105,880
    500,000 Aa1*          7.050% due 8/15/24 (e)                                         507,150
  6,870,000 Aa1*         Series B, SONYMA-Insured, 6.250% due 8/15/29 (e)              7,231,431
                         Series C:
  1,500,000 AAA           FHA-Insured, 6.500% due 8/15/24                              1,517,265
  1,750,000 Aa1*          SONYMA-Insured, 6.600% due 8/15/27 (f)                       1,839,005
    770,000 A1*       Rensselaer Housing Authority, Multi-Family Mortgage Revenue,
                       Rensselaer Elderly Apartments, Series A, 7.750% due 1/1/11        794,386
------------------------------------------------------------------------------------------------
                                                                                      26,103,844
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        23 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003


                                         NEW YORK PORTFOLIO

    FACE
   AMOUNT    RATING(a)                             SECURITY                                  VALUE
------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.0%
                       New York State Mortgage Agency Revenue, Homeowner
                        Mortgage:
$  4,355,000 Aa1*         Series 65, 5.850% due 10/1/28 (e)                              $   4,503,897
   4,945,000 Aa1*         Series 67, 5.800% due 10/1/28 (e)                                  5,145,718
   6,000,000 Aa1*         Series 71, 5.350% due 10/1/18 (e)                                  6,192,060
-----------------------------------------------------------------------------------------------------
                                                                                            15,841,675
-----------------------------------------------------------------------------------------------------
Industrial Development -- 3.0%
   2,250,000 BBB       Essex County IDA Revenue, Solid Waste, (International Paper
                        Co. Project), Series A, 6.150% due 4/1/21 (e)                        2,275,785
     500,000 BBB+      Monroe County IDA Revenue, Public Improvement, Canal Ponds
                        Park, Series A, 7.000% due 6/15/13                                     507,965
                       Onondaga County, IDA:
     750,000 AA-         Civic Facilities Revenue, (Syracuse Home Association Project),
                          LOC-HSBC Bank USA, 5.200% due 12/1/18                                792,615
   8,000,000 AA          Sewer Facilities Revenue, (Bristol-Myers Squibb Co. Project),
                          5.750% due 3/1/24 (e)                                              8,849,680
                       Port Authority of New York & New Jersey:
   8,000,000 BB-         Delta Airlines Inc. Project, Series 1R, 6.950% due 6/1/08           8,063,360
     300,000 A-1+        Special Obligation Revenue, 1.180% due 6/1/20 (d)                     300,000
   1,410,000 A+        Rensselaer County IDA, Albany International Corp., LOC-Fleet
                        Trust Co., 7.550% due 7/15/07                                        1,617,482
   1,490,000 B2*       Warren & Washington Counties, IDA Resource Recovery
                        Revenue Bonds, Series A, 7.900% due 12/15/07                         1,493,144
-----------------------------------------------------------------------------------------------------
                                                                                            23,900,031
-----------------------------------------------------------------------------------------------------
Life Care Systems -- 1.9%
                       New York State Dormitory Authority Revenue Bonds,
                        FHA-Insured:
   3,815,000 AA           Hebrew Nursing Home, 6.125% due 2/1/37                             4,047,639
   1,230,000 AAA          Heritage House Nursing Center, 7.000% due 8/1/31                   1,251,131
   1,660,000 AAA          Jewish Geriatric Center, 7.150% due 8/1/14 (f)                     1,791,538
   1,500,000 AAA          Menorah Campus Nursing Home, 6.100% due 2/1/37                     1,663,620
   1,600,000 AA           Niagara Frontier Home, Mortgage Revenue,
                           6.200% due 2/1/15                                                 1,682,384
   3,350,000 AA           Wesley Garden Nursing Home, 6.125% due 8/1/35                      3,692,404
   1,250,000 AAA       Syracuse IDA Revenue, James Square Association, Series A,
                        FHA-Insured, 7.000% due 8/1/25                                       1,271,475
-----------------------------------------------------------------------------------------------------
                                                                                            15,400,191
-----------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        24 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003

                                         NEW YORK PORTFOLIO

    FACE
   AMOUNT    RATING(a)                            SECURITY                                 VALUE
----------------------------------------------------------------------------------------------------
Miscellaneous -- 2.5%
$    750,000 BBB+      Albany Parking Authority Revenue, Series A,
                        5.625% due 7/15/25                                             $     783,277
                       New York City Trust Cultural Resource Revenue:
   1,655,000 AAA         American Museum of Natural History, Series A,
                          AMBAC-Insured, 5.250% due 7/1/17                                 1,770,718
                         Museum of Modern Art, AMBAC-Insured:
   3,100,000 AAA          Series A, 5.000% due 4/1/23                                      3,199,727
   9,000,000 AAA          Series D, 5.125% due 7/1/31                                      9,256,230
   5,000,000 BBB+      Puerto Rico Public Financial Corp., Series E, 5.500% due 8/1/29     5,205,250
----------------------------------------------------------------------------------------------------
                                                                                          20,215,202
----------------------------------------------------------------------------------------------------
Pollution Control Revenue -- 0.3%
                       New York State Environmental Facilities Corp., State Water
                        Revolving Fund, Series A:
     190,000 AAA          7.500% due 6/15/12                                                 191,248
     805,000 AAA          GIC-Societe General, 7.250% due 6/15/10                            814,427
   1,000,000 AAA       North Country Development Authority, Solid Waste
                        Management System Revenue Refunding, FSA-Insured,
                        6.000% due 5/15/15                                                 1,191,580
   1,710,000 Caa2*     Puerto Rico Industrial, Medical & Environmental Facilities,
                        Finance Authority Revenue, American Airlines Inc., Series A,
                        6.450% due 12/1/25                                                   299,250
----------------------------------------------------------------------------------------------------
                                                                                           2,496,505
----------------------------------------------------------------------------------------------------
Pre-Refunded (g) -- 21.4%
      35,000 NR        Battery Park City Authority Housing Revenue, FHA-Insured,
                        (Call 6/1/05 @ 100), 8.625% due 6/1/23                                40,371
   1,000,000 AAA       Buffalo Municipal Water Finance Authority, Water Systems
                        Revenue, FGIC-Insured, (Call 7/1/06 @ 102),
                        6.100% due 7/1/26                                                  1,160,340
                       Metropolitan Transportation Authority Dedicated Tax Fund,
                        Series A:
                          FSA-Insured, (Call 10/1/14 @100):
   2,290,000 AAA           5.125% due 4/1/19                                               2,609,409
   4,500,000 AAA           5.250% due 4/1/23                                               5,180,130
                          Transit Facilities Revenue:
   5,000,000 AAA           Call 7/1/09 @ 100, 6.000% due 7/1/19                            5,926,300
  10,000,000 AAA           MBIA-Insured, (Call 7/1/07 @ 101.50),
                            5.625% due 7/1/25 (b)                                         11,578,900
   2,150,000 AAA       Monroe County Water Authority Revenue, AMBAC-Insured,
                        (Pre-Refunded -- Escrowed with state & local government
                        securities to 8/1/04 Call @ 101), 7.000% due 8/1/19 (f)            2,338,791
   4,000,000 AAA       New York City GO, Series B1, MBIA-Insured,
                        (Call 8/15/04 @ 101), 6.950% due 8/15/12                           4,357,600

                      See Notes to Financial Statements.

       25 Smith Barney Muni Funds  | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003


                                        NEW YORK PORTFOLIO

    FACE
   AMOUNT    RATING(a)                           SECURITY                                  VALUE
-------------------------------------------------------------------------------------------------------
Pre-Refunded (g) -- 21.4% (continued)
$  1,565,000 AA        New York City Municipal Water Finance Authority, Water &
                        Sewer System Revenue, Series B, (Pre-Refunded -- Escrowed
                        with state & local government securities to 6/15/10
                        Call @ 101), 6.000% due 6/15/33                                $   1,873,915
  10,000,000 AA+       New York City Transitional Finance Authority Revenue,
                        Future Tax Secured, Series C, (Call 5/1/10 @ 101),
                        5.500% due 11/1/29 (b)                                            11,629,500
                       New York State Dormitory Authority Revenue:
      45,000 AA-         Mental Health, Series B, (Call 2/15/07 @ 102),
                          5.625% due 2/15/21                                                  51,581
     324,000 AA-         Series B, (Partially Pre-Refunded with U.S. government
                          securities to various call dates and prices),
                          7.500% due 5/15/11                                                 411,710
                         State University Educational Facility:
  12,750,000 AAA          Series A, FGIC-Insured, (Call 5/15/12 @ 101),
                           5.000% due 5/15/27 (b)                                         14,398,830
   5,000,000 AAA          Series B, FSA-Insured, (Call 5/15/10 @ 101),
                           5.500% due 5/15/30                                              5,818,500
   7,370,000 A+          University of Rochester, Series A, (Call 7/1/04 @ 102),
                          6.500% due 7/1/19                                                8,003,820
                       New York State Environmental Facilities Corp., State Clean
                        Drinking Water:
                          Series B, (Call 10/15/09 @ 100):
     295,000 AAA           5.250% due 4/15/17                                                338,825
     400,000 AAA           5.250% due 4/15/18                                                459,424
   4,980,000 AAA          Series C, (Pre-Refunded -- Escrowed to maturity with state
                           & local government securities), 5.000% due 6/15/16              5,341,697
                       New York State Medical Care Facilities, Finance Agency
                        Revenue, Series A:
   4,000,000 AAA          Brookdale Hospital Medical Center, (Pre-Refunded --
                           Escrowed with state & local government securities to
                           2/15/05 Call @ 102), 6.800% due 8/15/12                         4,483,240
   6,950,000 AA           Hospital & Nursing Home, FHA-Insured,
                           (Call 2/15/04 @ 102), 6.200% due 2/15/21                        7,319,601
   4,000,000 AA           Mortgage Project, FHA-Insured, (Pre-Refunded --
                           Escrowed with state & local government securities
                           to 8/15/04 Call @ 102), 6.375% due 8/15/24                      4,365,920
   4,700,000 AAA          New York Downtown Hospital, (Pre-Refunded --
                           Escrowed with state & local government securities
                           to 2/15/05 Call @ 102), 6.800% due 2/15/20                      5,267,807


                      See Notes to Financial Statements.


        26 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003


                                      NEW YORK PORTFOLIO

    FACE
   AMOUNT       RATING(a)                         SECURITY                              VALUE
----------------------------------------------------------------------------------------------------
Pre-Refunded (g) -- 21.4% (continued)
                             New York Hospital, AMBAC/FHA-Insured,
                              (Pre-Refunded -- Escrowed with state & local
                              government securities to 2/15/05 Call @ 102):
$  8,500,000    AAA             6.800% due 8/15/24                                  $   9,526,885
   7,600,000    AAA             6.500% due 8/15/29                                      8,476,204
   2,500,000    AAA             6.900% due 8/15/34                                      2,806,600
                          New York State Urban Development Corp. Revenue,
                           Correctional Facilities Service Contract:
   6,600,000    AAA          Series C, AMBAC-Insured, (Call 1/1/09 @ 101),
                              6.000% due 1/1/29                                         7,788,726
  18,400,000    AAA          Series D, FSA-Insured, (Call 1/1/11 @ 100),
                              5.250% due 1/1/30 (b)                                    20,846,832
                          Triborough Bridge & Tunnel Authority:
   3,500,000    AA-         Series A, (Call 1/1/22 @ 100), 5.250% due 1/1/28            3,862,635
                            Series B:
   4,200,000    AA-          Call 1/1/16 @ 100, 5.375% due 1/1/19                       4,863,096
  10,125,000    AA-          Call 1/1/22 @ 100, 5.500% due 1/1/30 (b)                  11,274,188
----------------------------------------------------------------------------------------------
                                                                                      172,401,377
----------------------------------------------------------------------------------------------
Public Facilities -- 0.1%
     820,000    AA-       New York State COP, (Hanson Redevelopment Project),
                           8.375% due 5/1/08                                              984,599
----------------------------------------------------------------------------------------------
Transportation -- 14.7%
                          Metropolitan Transportation Authority Dedicated Tax Fund,
                           Series A:
                             FGIC-Insured:
  11,000,000    AAA           5.250% due 11/15/23 (b)                                  11,583,330
   3,165,000    AAA           5.000% due 11/15/31                                       3,204,626
                             FSA-Insured:
  10,200,000    AAA           5.000% due 11/15/28 (b)                                  10,362,996
  10,000,000    AAA           5.000% due 11/15/32 (b)                                  10,129,000
                             Triborough Bridge COP, AMBAC-Insured:
   2,595,000    AAA           5.875% due 1/1/30                                         2,840,201
  20,000,000    AAA           Series A, 5.250% due 1/1/29 (b)                          20,732,000
                          New York State Thruway Authority:
                            Highway & Bridge Toll Revenue Fund, FGIC-Insured:
                             Series A:
   3,410,000    AAA           5.000% due 4/1/19                                         3,578,693
   2,000,000    AAA           5.000% due 4/1/20                                         2,080,800
   2,500,000    AAA           5.000% due 4/1/21                                         2,593,500
  15,000,000    AAA          Series B, 5.000% due 4/1/19 (b)                           15,633,600
   4,000,000    AAA          Series B-1, 5.500% due 4/1/18                              4,400,960
   5,000,000    AA-         Series E, 5.000% due 1/1/25                                 5,068,150


                      See Notes to Financial Statements.


        27 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003


                                      NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                           SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
Transportation -- 14.7% (continued)
                      Port Authority New York & New Jersey,
                       Special Obligation Revenue:
$12,000,000 NR           5th Installment, 6.750% due 10/1/19 (b)(e)                $ 12,461,400
  7,250,000 AA-          109th Series, 5.375% due 1/15/32                             7,536,883
  5,000,000 AAA          126th Series, FGIC-Insured, 5.125% due 11/15/32 (e)          5,116,800
  1,500,000 AA-       Triborough Bridge & Tunnel Authority, (Convention Center
                       Project), Series E, 7.250% due 1/1/10                          1,765,365
-----------------------------------------------------------------------------------------------
                                                                                    119,088,304
-----------------------------------------------------------------------------------------------
Utilities -- 5.9%
                      Long Island Power Authority, Electric System Revenue,
                       Series A, MBIA-Insured:
  7,000,000 AAA          5.250% due 12/1/26                                           7,330,820
 28,335,000 AAA          5.250% due 12/1/26 (b)                                      29,219,335
                      New York State Energy, Research & Development Authority:
                       Electric Facilities Revenue:
  3,000,000 A+           Brooklyn Union Gas Co. Project, RIBS, Series B,
                          12.304% due 7/1/26 (e)(h)                                   3,631,710
  5,750,000 A+           Consolidated Edison Co. Inc. Project, Series A,
                          7.125% due 12/1/29 (e)                                      6,232,828
  1,500,000 Baa2*       Gas Facilities Revenue, Corning Natural Gas Corp.,
                         Series A, 8.250% due 12/1/18 (e)                             1,533,075
-----------------------------------------------------------------------------------------------
                                                                                     47,947,768
-----------------------------------------------------------------------------------------------
Water and Sewer -- 5.4%
                      New York City Municipal Water Finance Authority,
                       Water & Sewer Systems Revenue:
 16,000,000 AA           5.500% due 6/15/33 (b)                                      16,962,080
                         Series B:
    990,000 AA            6.000% due 6/15/33                                          1,167,824
  5,205,000 AAA           FGIC-Insured, 5.125% due 6/15/30                            5,296,035
                          FSA-Insured:
  2,750,000 AAA             5.000% due 6/15/29                                        2,786,300
  1,000,000 AAA             5.250% due 6/15/29                                        1,029,690
                         Series D:
  5,000,000 AA            5.250% due 6/15/25                                          5,237,400
  2,375,000 AAA           MBIA-Insured, 5.000% due 6/15/15                            2,534,695
                      New York State Environmental Facilities Corp., Clean Water &
                       Drinking Revolving Funds:
                         Series B:
    965,000 AAA           5.250% due 4/15/17                                          1,030,311
  2,490,000 AAA           5.250% due 10/15/17                                         2,658,523


                      See Notes to Financial Statements.


        28 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                             MARCH 31, 2003


                                 NEW YORK PORTFOLIO

   FACE
  AMOUNT   RATING(a)                      SECURITY                            VALUE
---------------------------------------------------------------------------------------
Water and Sewer -- 5.4% (continued)
$1,340,000 AAA           5.250% due 4/15/18                                $  1,429,097
 1,880,000 AAA           5.250% due 10/15/18                                  2,005,001
 1,060,000 AAA          Series C, Unrefunded Balance, 5.000% due 6/15/16      1,133,341
-------------------------------------------------------------------------------------
                                                                             43,270,297
-------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $745,144,299**)                              $807,459,132
-------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) All or a portion of this security is segregated for open futures contracts commitments.
(c) Bonds are escrowed to maturity by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings, unless stated otherwise.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(e) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(f) All or a portion of this security is held as collateral for open futures contracts commitments.
(g) Pre-Refunded bonds are escrowed by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings, unless stated otherwise.
(h) Residual interest bond -- coupon varies inversely with level of short-term tax-exempt interest rates.
** Aggregate cost for Federal income tax purposes is $744,565,428.

  See pages 30 through 32 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


        29 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circum- stances and economic conditions than debt in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB and B -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some qual- ity and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest pay- ments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in
       "Aaa" securities, or fluctuation of protective elements may be of greater ampli- tude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa"
       securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be consid- ered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a sus- ceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations,
       i.e., they are neither highly protected nor poorly secured.
       Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out- standing investment characteristics and in fact have speculative characteristics as well.
Ba  -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Caa -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

       30 Smith Barney Muni Funds  | 2003 Annual Report to Shareholders

Fitch Ratings ("Fitch") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.
AA  -- Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligator's ability to pay interest and/or dividends and repay principal is very strong.
A   -- Bonds and preferred stock considered to be investment grade and of high credit qual- ity. The obligor's ability to pay interest and/or dividends and repay principal is con- sidered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.
BBB -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligator's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circum- stances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

 SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess over- whelming safety characteristics are denoted with a plus (+) sign.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO. MIG 1 -- Moody's highest rating for short-term municipal obligations.
MIG 2  -- Moody's second highest rating for short-term municipal obligations.

        31 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 SECURITY DESCRIPTIONS (UNAUDITED)


ABAG   --Association of Bay Area Governments
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
AMT    --Alternative Minimum Tax
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
BOCES  --Board of Cooperative Education Services
CGIC   --Capital Guaranty Insurance Company
COP    --Certificate of Participation
CSD    --Central School District
ETM    --Escrowed to Maturity
FLAIRS --Floating Adjustable Interest Rate Securities
FGIC   --Financial Guaranty Insurance Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage Corporation
FNMA   --Federal National Mortgage Association
FRTC   --Floating Rate Trust Certificates
FSA    --Financial Security Assurance
GDB    --Government Development Bank
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage Association
GO     --General Obligation
HDC    --Housing Development Corporation
HFA    --Housing Finance Authority
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
IFA    --Infrastructure Financing Authority
INFLOS --Inverse Floaters
IRB    --Industrial Revenue Bonds
LGAC   --Local Government Assistance Corporation
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors Assurance Corporation
MERLOT --Municipal Exempt Receipts Liquidity Optional Tender
MFH    --Multi-Family Housing
MSTC   --Municipal Securities Trust Certificates
MVRICS --Municipal Variable Rate Inverse Coupon Security
PART   --Partnership Structure
PCFA   --Pollution Control Financing Authority
PCR    --Pollution Control Revenue
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
SAVRS  --Select Auction Variable Rate Securities
SONYMA --State of New York Mortgage Association
WAPS   --SWAP Structure
TAN    --Tax Anticipation Notes
TECP   --Tax Exempt Commercial Paper
TFA    --Transitional Financial Authority
TRAN   --Tax and Revenue Anticipation Notes
UFSD   --Union Free School District
VRDN   --Variable Rate Demand Note
VRDO   --Variable Rate Demand Obligation
VRWE   --Variable Rate Wednesday Demand

        32 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES                             MARCH 31, 2003


                                                                        New York
                                                                      Money Market    New York
                                                                       Portfolio      Portfolio
-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $1,834,039,859 and
   $745,144,299, respectively)                                       $1,834,039,859 $807,459,132
  Cash                                                                      330,959        1,003
  Receivable for securities sold                                         45,949,013           --
  Receivable for Fund shares sold                                        20,424,256    1,253,983
  Interest receivable                                                     4,698,068   11,979,882
  Other assets                                                               15,401           --
------------------------------------------------------------------------------------------------
  Total Assets                                                        1,905,457,556  820,694,000
------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                       50,003,048           --
  Payable for Fund shares purchased                                      26,094,113      807,107
  Management fees payable                                                   788,140      356,265
  Dividends payable                                                         388,023           --
  Distribution fees payable                                                  55,198       74,917
  Deferred compensation payable                                              15,401       16,212
  Payable to broker -- variation margin                                          --    2,784,375
  Accrued expenses                                                          266,513      184,633
------------------------------------------------------------------------------------------------
  Total Liabilities                                                      77,610,436    4,223,509
------------------------------------------------------------------------------------------------
Total Net Assets                                                     $1,827,847,120 $816,470,491
------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                         $    1,827,798 $     59,781
  Capital paid in excess of par value                                 1,826,017,748  775,067,790
  Undistributed net investment income                                            --      698,420
  Accumulated net realized gain (loss) from security
   transactions and futures contracts                                         1,574  (28,033,812)
  Net unrealized appreciation of investments
   and futures contracts                                                         --   68,678,312
------------------------------------------------------------------------------------------------
Total Net Assets                                                     $1,827,847,120 $816,470,491
------------------------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                             1,827,797,602   45,909,033
  Class B                                                                        --   10,299,359
  Class L                                                                        --    3,294,129
  Class Y                                                                        --      278,413
Net Asset Value:
  Class A (and redemption price)                                              $1.00       $13.66
  Class B *                                                                      --       $13.66
  Class L **                                                                     --       $13.65
  Class Y (and redemption price)                                                 --       $13.65
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)              --       $14.23
  Class L (net asset value plus 1.01% of net asset value per share)              --       $13.79
------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

        33 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 STATEMENTS OF OPERATIONS                      FOR THE YEAR ENDED MARCH 31, 2003


                                                             New York
                                                           Money Market   New York
                                                            Portfolio     Portfolio
-------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                 $26,380,000  $ 44,588,794
------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                                   9,600,010     4,196,967
  Distribution fees (Note 4)                                 1,920,002     2,188,691
  Shareholder servicing fees                                   549,234       194,668
  Custody                                                       96,654       138,621
  Shareholder communications                                    40,135        25,515
  Audit and legal                                               28,096        20,569
  Trustees' fees                                                15,055         2,583
  Registration fees                                              5,070        21,268
  Other                                                          1,098        12,937
------------------------------------------------------------------------------------
  Total Expenses                                            12,255,354     6,801,819
------------------------------------------------------------------------------------
Net Investment Income                                       14,124,646    37,786,975
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
(NOTES 5 AND 6):
 Realized Gain (Loss) From:
   Security transactions*                                      150,049     2,180,958
   Futures contracts                                                --   (18,187,306)
------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                                     150,049   (16,006,348)
------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation of Investments and
 Futures Contracts:
   Beginning of year                                                --    23,553,686
   End of year                                                      --    68,678,312
------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                           --    45,124,626
------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                  150,049    29,118,278
------------------------------------------------------------------------------------
Increase in Net Assets From Operations                     $14,274,695  $ 66,905,253
------------------------------------------------------------------------------------

*Excluding short-term securities for the New York Portfolio.

                      See Notes to Financial Statements.

        34 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS

                                                  For the Years Ended March 31,

New York Money Market Portfolio                                         2003             2002
------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $    14,124,646  $    33,413,471
  Net realized gain (loss)                                                150,049           (3,584)
--------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                               14,274,695       33,409,887
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
(NOTES 3 AND 9):
  Net investment income                                               (14,124,646)     (33,413,471)
--------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                      (14,124,646)     (33,413,471)
--------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                                  6,255,293,832    6,303,628,628
  Net asset value of shares issued for reinvestment of dividends       14,493,091       34,809,723
  Cost of shares reacquired                                        (6,486,126,340)  (6,351,970,667)
--------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions                (216,339,417)     (13,532,316)
--------------------------------------------------------------------------------------------------
Decrease in Net Assets                                               (216,189,368)     (13,535,900)
NET ASSETS:
  Beginning of year                                                 2,044,036,488    2,057,572,388
--------------------------------------------------------------------------------------------------
  End of year                                                     $ 1,827,847,120  $ 2,044,036,488
--------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

       35 Smith Barney Muni Funds  | 2003 Annual Report to Shareholders

                                                  For the Years Ended March 31,

     New York Portfolio                            2003           2002
     ----------------------------------------------------------------------
     OPERATIONS:
      Net investment income                   $  37,786,975  $  38,671,258
      Net realized gain (loss)                  (16,006,348)     1,896,650
      Increase (decrease) in net unrealized
        appreciation                             45,124,626    (16,542,369)
     ---------------------------------------------------------------------
      Increase in Net Assets From Operations     66,905,253     24,025,539
     ---------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM
     (NOTES 3 and 9):
      Net investment income                     (37,462,510)   (38,677,907)
     ---------------------------------------------------------------------
      Decrease in Net Assets From
        Distributions to Shareholders           (37,462,510)   (38,677,907)
     ---------------------------------------------------------------------
     FUND SHARE TRANSACTIONS (NOTE 10):
      Net proceeds from sale of shares          108,871,403    308,130,989
      Net asset value of shares issued for
        reinvestment of dividends                23,115,978     24,011,993
      Cost of shares reacquired                (169,116,496)  (266,637,033)
     ---------------------------------------------------------------------
      Increase (Decrease) in Net
        Assets From Fund Share Transactions     (37,129,115)    65,505,949
     ---------------------------------------------------------------------
     Increase (Decrease) in Net Assets           (7,686,372)    50,853,581
     NET ASSETS:
      Beginning of year                         824,156,863    773,303,282
     ---------------------------------------------------------------------
      End of year*                            $ 816,470,491  $ 824,156,863
     ---------------------------------------------------------------------
     * Includes undistributed net investment
      income of:                                   $698,420       $491,194
     ---------------------------------------------------------------------

                      See Notes to Financial Statements.

        36 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The New York Money Market and New York Portfolios ("Funds") are separate investment portfolios of the Smith Barney Muni Funds ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Funds and seven other separate investment portfolios: Florida, Georgia, Pennsylvania, Limited Term, National, Massachusetts Money Market and California Money Market Portfolios. The New York Portfolio is an open-end non-diversified investment portfolio of this Trust. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) with respect to the New York Portfolio, securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; the New York Money Market Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the directions of the Board of Trustees; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Funds intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; ( j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally

        37 Smith Barney Muni Funds | 2003 Annual Report to Shareholders accepted in the United States of America. At March 31, 2003, reclassifications were made to Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gain amounting to $143,604 and a portion of undistributed net investment income amounting to $31,458 was reclassified to paid-in capital for New York Money Market Portfolio and New York Portfolio, respectively. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Fund Concentration

Since the Funds invest primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

3. Exempt-Interest Dividends and Other Distributions

The New York Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in Fund shares on the payable date. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Funds. The New York Money Market Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion; 0.45% on the next $2.5 billion; and 0.40% on the average daily net assets in excess of $7.5 billion. The New York

        38 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

Portfolio pays SBFM a management fee calculated at the annual rate of 0.50% of its average daily net assets. These fees are calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Funds' transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Funds' sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended March 31, 2003, the Funds paid transfer agent fees totaling $577,194 to CTB and PSS. The totals for each Fund were as follows:

              Fund                            Transfer Agent Fees
              ---------------------------------------------------
              New York Money Market Portfolio      $398,633
              ---------------------------------------------------
              New York Portfolio                    178,561
              ---------------------------------------------------

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Funds' distributors. In addition, CGM and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended March 31, 2003, CGM and its affiliates did not receive any brokerage commissions.

For the New York Portfolio, there are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is also a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

        39 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

For the year ended March 31, 2003, CGM and its affiliates received sales charges of approximately $666,000 and $56,000 on sales of the New York Portfolio's Class A and L shares, respectively. In addition, for the year ended March 31, 2003, CDSCs paid to CGM and its affiliates were approximately:

                                          Class A Class B  Class L
             -----------------------------------------------------
             New York Portfolio           $43,000 $205,000 $2,000
             -----------------------------------------------------

Pursuant to a Distribution Plan, the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the New York Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended March 31, 2003, total Distribution Plan fees incurred were:

     Fund                                       Class A   Class B  Class L
     ----------------------------------------------------------------------
     New York Money Market Portfolio           $1,920,002       --       --
     ----------------------------------------------------------------------
     New York Portfolio                           966,365 $917,345 $304,981
     ----------------------------------------------------------------------

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

5. Investments

During the year ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were as follows:

                                    New York Money   New York
                                   Market Portfolio  Portfolio
               -------------------------------------------------
               Purchases                         -- $115,912,048
               -------------------------------------------------
               Sales                             --  156,505,002
               -------------------------------------------------

        40 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                             New York Money  New York
                                           Market Portfolio  Portfolio
        ----------------------------------------------------------------
        Gross unrealized appreciation                    -- $64,959,352
        Gross unrealized depreciation                    --  (2,065,648)
        ----------------------------------------------------------------
        Net unrealized appreciation                      -- $62,893,704
        ----------------------------------------------------------------

6. Futures Contracts

The New York Portfolio may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2003, the New York Portfolio had the following open futures contracts:


                       # of                  Basis        Market    Unrealized
                     Contracts Expiration    Value        Value        Gain
  ----------------------------------------------------------------------------
  Contracts to Sell:
  U.S. 10 Year
   Treasury Note       2,700      6/03    $310,788,479 $304,425,000 $6,363,479
  ----------------------------------------------------------------------------

        41 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

7. Capital Loss Carryforward

At March 31, 2003, the New York Portfolio had, for Federal income tax purposes, approximately $10,838,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on March 31 of the year indicated:

                                          2008       2009
                    ----------------------------------------
                    New York Portfolio $6,191,000 $4,647,000
                    ----------------------------------------

In addition, the New York Portfolio had $10,832,362 of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

8. Income Tax Information and Distributions to Shareholders

At March 31, 2003, the tax basis components of distributable earnings were:

                                    Undistributed  Accumulated
                                     Tax-Exempt      Capital     Unrealized
    Fund                               Income        Losses     Appreciation
    ------------------------------------------------------------------------
    New York Money Market Portfolio   $398,009              --           --
    ------------------------------------------------------------------------
    New York Portfolio                 129,014    $(10,837,971) $62,893,704
    ------------------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to mark to market of futures contracts and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended March 31, 2003 was:

                                                  Tax-Exempt
                  Fund                              Income
                  -------------------------------------------
                  New York Money Market Portfolio $14,124,646
                  -------------------------------------------
                  New York Portfolio               37,462,510
                  -------------------------------------------


      42    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

9. Distributions Paid to Shareholders by Class

New York                                       Year Ended               Year Ended
Money Market Portfolio                       March 31, 2003           March 31, 2002
---------------------------------------------------------------------------------------------
Net Investment Income
Class A                                       $14,124,646              $33,413,471
---------------------------------------------------------------------------------------------

New York Portfolio
---------------------------------------------------------------------------------------------
Net Investment Income
Class A                                       $29,471,544              $30,336,637
Class B                                         5,750,779                6,185,654
Class L                                         1,757,345                1,638,986
Class Y                                           482,842                  516,630
---------------------------------------------------------------------------------------------
Total                                         $37,462,510              $38,677,907
---------------------------------------------------------------------------------------------

10.Shares of Beneficial Interest

At March 31, 2003, the Trust had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                         Year Ended                       Year Ended
                                       March 31, 2003                   March 31, 2002
New York                      -------------------------------  -------------------------------
Money Market Portfolio            Shares           Amount          Shares           Amount
-                             -----------------------------------------------------------------
Class A
Shares sold                    6,255,293,832  $ 6,255,293,832   6,303,628,628  $ 6,303,628,628
Shares issued on reinvestment     14,493,091       14,493,091      34,809,723       34,809,723
Shares reacquired             (6,486,126,340)  (6,486,126,340) (6,351,970,667)  (6,351,970,667)
-----------------------------------------------------------------------------------------------
Net Decrease                    (216,339,417) $  (216,339,417)    (13,532,316) $   (13,532,316)
-----------------------------------------------------------------------------------------------

        43 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

                                      Year Ended                 Year Ended
                                    March 31, 2003             March 31, 2002
                              -------------------------  --------------------------
New York Portfolio              Shares        Amount        Shares        Amount
-                             ------------------------------------------------------
Class A
Shares sold                    5,619,910  $  76,292,635   18,677,879  $ 251,145,109
Shares issued on reinvestment  1,335,210     18,137,590    1,387,822     18,567,122
Shares reacquired             (9,073,094)  (123,475,514) (15,430,952)  (207,696,673)
------------------------------------------------------------------------------------
Net Increase (Decrease)       (2,117,974) $ (29,045,289)   4,634,749  $  62,015,558
------------------------------------------------------------------------------------
Class B
Shares sold                    1,880,545  $  25,565,327    3,185,491  $  42,797,833
Shares issued on reinvestment    257,018      3,491,918      276,984      3,705,664
Shares reacquired             (2,383,698)   (32,314,967)  (3,960,837)   (53,121,636)
------------------------------------------------------------------------------------
Net Decrease                    (246,135) $  (3,257,722)    (498,362) $  (6,618,139)
------------------------------------------------------------------------------------
Class L
Shares sold                      515,918  $   7,013,441    1,056,677  $  14,188,047
Shares issued on reinvestment     90,109      1,223,148       91,454      1,222,577
Shares reacquired               (444,395)    (6,026,015)    (435,176)    (5,818,724)
------------------------------------------------------------------------------------
Net Increase                     161,632  $   2,210,574      712,955  $   9,591,900
------------------------------------------------------------------------------------
Class Y
Shares issued on reinvestment     19,447  $     263,322       38,625  $     516,630
Shares reacquired               (532,295)    (7,300,000)          --             --
------------------------------------------------------------------------------------
Net Increase (Decrease)         (512,848) $  (7,036,678)      38,625  $     516,630
------------------------------------------------------------------------------------

        44 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                           New York Money Market Portfolio
                                     -------------------------------------------
Class A Shares                         2003     2002     2001     2000     1999
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Year   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
---------------------------------------------------------------------------------
Net investment income                  0.007    0.017    0.034    0.027    0.027
Dividends from net investment income  (0.007)  (0.017)  (0.034)  (0.027)  (0.027)
---------------------------------------------------------------------------------
Net Asset Value, End of Year         $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
---------------------------------------------------------------------------------
Total Return                            0.74%    1.67%    3.40%    2.76%    2.72%
---------------------------------------------------------------------------------
Net Assets, End of Year (millions)    $1,828   $2,044   $2,058   $1,573   $1,380
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(1)/                         0.64%    0.64%    0.65%    0.67%    0.65%
  Net investment income                 0.74     1.65     3.32     2.73     2.65
---------------------------------------------------------------------------------

(1) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80%.


      45    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                             New York Portfolio
                                                --------------------------------------------
Class A Shares                                  2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $13.19    $13.42    $12.78    $13.69    $13.91
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                       0.63      0.65      0.67      0.68      0.68
  Net realized and unrealized gain (loss)/(2)/     0.46     (0.23)     0.64     (0.91)     0.07
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.09      0.42      1.31     (0.23)     0.75
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.62)    (0.65)    (0.67)    (0.67)    (0.70)
  Net realized gains                                 --        --        --     (0.01)    (0.27)
-------------------------------------------------------------------------------------------------
Total Distributions                               (0.62)    (0.65)    (0.67)    (0.68)    (0.97)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.66    $13.19    $13.42    $12.78    $13.69
-------------------------------------------------------------------------------------------------
Total Return                                       8.42%     3.15%    10.57%    (1.61)%    5.50%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                 $627      $633      $583      $482      $556
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                                    0.70%     0.70%     0.69%     0.71%     0.70%
  Net investment income/(2)/                       4.62      4.86      5.14      5.20      4.94
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              14%       20%       16%       33%       60%
-------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.85%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.85%.


      46    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                             New York Portfolio
                                                --------------------------------------------
Class B Shares                                  2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $13.19    $13.42    $12.78    $13.68    $13.89
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                       0.56      0.57      0.60      0.61      0.61
  Net realized and unrealized gain (loss)/(2)/     0.46     (0.22)     0.64     (0.90)     0.07
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.02      0.35      1.24     (0.29)     0.68
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.55)    (0.58)    (0.60)    (0.60)    (0.62)
  Net realized gains                                 --        --        --     (0.01)    (0.27)
--------------------------------------------------------------------------------------------
Total Distributions                               (0.55)    (0.58)    (0.60)    (0.61)    (0.89)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.66    $13.19    $13.42    $12.78    $13.68
--------------------------------------------------------------------------------------------
Total Return                                       7.86%     2.60%     9.96%    (2.09)%    5.02%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                 $140      $139      $148      $156      $192
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                                    1.22%     1.21%     1.22%     1.23%     1.23%
  Net investment income/(2)/                       4.10      4.27      4.63      4.67      4.42
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              14%       20%       16%       33%       60%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.26%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.35%.

        47 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                               New York Portfolio
                                                -----------------------------------------------
Class L Shares                                  2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $13.18    $13.41    $12.77    $13.67     $13.88
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                       0.55      0.57      0.58      0.60       0.60
  Net realized and unrealized gain (loss)/(3)/     0.47     (0.23)     0.65     (0.90)      0.07
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.02      0.34      1.23     (0.30)      0.67
----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.55)    (0.57)    (0.59)    (0.59)     (0.61)
  Net realized gains                                 --        --        --     (0.01)     (0.27)
----------------------------------------------------------------------------------------------------
Total Distributions                               (0.55)    (0.57)    (0.59)    (0.60)     (0.88)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.65    $13.18    $13.41    $12.77     $13.67
----------------------------------------------------------------------------------------------------
Total Return                                       7.82%     2.56%     9.91%    (2.14)%     4.95%
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                  $45       $41       $32       $18        $18
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                                    1.26%     1.26%     1.26%     1.27%      1.27%
  Net investment income/(3)/                       4.05      4.27      4.55      4.64       4.37
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              14%       20%       16%       33%        60%
----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed as Class L shares.
(3) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.26%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40%.

        48 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                               New York Portfolio
                                                          --------------------------
Class Y Shares                                            2003/(1)/ 2002/(1)/ 2001/(1)(2)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $13.19    $13.42     $13.46
--------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                                  0.67      0.67       0.16
 Net realized and unrealized gain (loss)/(3)/                0.44     (0.23)     (0.03)
--------------------------------------------------------------------------------------
Total Income From Operations                                 1.11      0.44       0.13
--------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                      (0.65)    (0.67)     (0.17)
--------------------------------------------------------------------------------------
Total Distributions                                         (0.65)    (0.67)     (0.17)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $13.65    $13.19     $13.42
--------------------------------------------------------------------------------------
Total Return                                                 8.53%     3.33%      1.00%++
--------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                             $4       $11        $10
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(4)/                                               0.52%     0.52%      0.54%+
 Net investment income/(3)/                                  4.78      5.01       4.97+
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        14%       20%        16%
--------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period January 4, 2001 (inception date) to March 31, 2001.
(3) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.00%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.70%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes, the Funds hereby designate for the year ended March 31, 2003:

   . Total long-term capital gain dividends designated by:

                    New York Money Market Portfolio $41,224

The following percentages of dividends paid by the Funds from net investment income were tax-exempt for regular Federal income tax and New York State income tax purposes:

                    New York Money Market Portfolio 100.00%
                    New York Portfolio              100.00

        49 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Smith Barney Muni Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the New York Money Market Portfolio and New York Portfolio of Smith Barney Muni Funds ("Funds") as of March 31, 2003 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the New York Money Market Portfolio and New York Portfolio of Smith Barney Muni Funds as of March 31, 2003 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP
New York, New York
May 15, 2003


      50    Smith Barney Muni Funds | 2003 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Trustees and Officers

The business and affairs of the New York Money Market and New York Portfolios ("Funds") are managed under the direction of the Smith Barney Muni Funds' ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citigroup Trust Bank, fsb. at 1-800-451-2010).

                                                                                  Number of
                                            Term of                              Portfolios
                                          Office* and         Principal            in Fund        Other
                              Position(s)   Length          Occupation(s)          Complex     Trusteeships
                               Held with    of Time          During Past         Overseen by     Held by
Name, Address and Age            Fund       Served           Five Years            Trustee       Trustee
-------------------------------------------------------------------------------------------------------------

Non-Interested Trustees:
Lee Abraham                     Trustee      Since    Retired; Former Chairman       28      Signet Group PLC
13732 LeHavre Drive                          1999     and CEO of Associated
Frenchman's Creek                                     Merchandising Corp., a
Palm Beach Gardens, FL 33410                          major retail merchandising
Age 75                                                organization; Former
                                                      Trustee of Galey & Lord,
                                                      Liz Claiborne and R.G.
                                                      Barry Corp.

Allan J. Bloostein              Trustee      Since    President of Allan             35      Taubman
27 West 67th Street                          1999     Bloostein Associates, a                Centers Inc.
New York, NY 10023                                    consulting firm; Former
Age 73                                                Director of CVS Corp.

Jane F. Dasher                  Trustee      Since    Controller of PBK Holdings     28            None
Korsant Partners                             1999     Inc., a family investment
283 Greenwich Avenue                                  company
3rd Floor
Greenwich, CT 06830
Age 53

Donald R. Foley                 Trustee      Since    Retired                        19            None
3668 Freshwater Drive                        1985
Jupiter, FL 33477
Age 80

Richard E. Hanson, Jr.          Trustee      Since    Retired; Former Head of        28            None
2751 Vermont Route 140                       1999     the New Atlanta Jewish
Poultney, VT 05764                                    Community High School
Age 61

Dr. Paul Hardin                 Trustee      Since    Professor of Law &             36            None
12083 Morehead                               1994     Chancellor Emeritus at the
Chapel Hill, NC 27514-8426                            University of North
Age 71                                                Carolina

Roderick C. Rasmussen           Trustee      Since    Investment Counselor           28            None
9 Cadence Court                              1985
Morristown, NJ 07960
Age 76

John P. Toolan                  Trustee      Since    Retired                        28      John Hancock
7202 Southeast Golf Ridge Way                1985                                            Funds
Hobe Sound, FL 33455
Age 72

        51 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

                                                                                     Number of
                                              Term of                               Portfolios
                                            Office* and          Principal            in Fund      Other
                              Position(s)     Length           Occupation(s)          Complex   Trusteeships
                               Held with      of Time           During Past         Overseen by   Held by
Name, Address and Age            Fund         Served            Five Years            Trustee     Trustee
------------------------------------------------------------------------------------------------------------

Interested Trustee:
R. Jay Gerken**              Chairman,         Since    Managing Director of            225         None
CGM                          President         2002     Citigroup Global Markets
399 Park Avenue, 4th Floor   and Chief                  Inc. ("CGM"); President
New York, NY 10022           Executive                  and Chief Executive
Age 51                       Officer                    Officer of Smith Barney
                                                        Fund Management LLC
                                                        ("SBFM"), Travelers
                                                        Investment Adviser, Inc.
                                                        ("TIA") and Citi Fund
                                                        Management Inc.

Officers:
Lewis E. Daidone             Senior Vice       Since    Managing Director of            N/A         N/A
CGM                          President         1990     CGM; Director and Senior
125 Broad Street, 11th Floor and Chief                  Vice President of SBFM and
New York, NY 10004           Administrative             TIA; Former Chief Financial
Age 45                       Officer                    Officer and Treasurer of
                                                        mutual funds affiliated
                                                        with Citigroup Inc.

Richard L. Peteka            Chief             Since    Director of CGM; Director       N/A         N/A
CGM                          Financial         2002     and Head of Internal
125 Broad Street, 11th Floor Officer and                Control for Citigroup
New York, NY 10004           Treasurer                  Asset Management U.S.
Age 41                                                  Mutual Fund
                                                        Administration from
                                                        1999-2002; Vice
                                                        President, Head of Mutual
                                                        Fund Administration and
                                                        Treasurer at Oppenheimer
                                                        Capital from 1996-1999

Julie P. Callahan, CFA       Vice President    Since    Vice President of CGM           N/A         N/A
CGM                          and               2002
399 Park Avenue, 4th Floor   Investment
New York, NY 10022           Officer
Age 30

Joseph P. Deane              Vice President    Since    Managing Director of            N/A         N/A
CGM                          and               1999     CGM; Investment Officer
399 Park Avenue, 4th Floor   Investment                 of SBFM
New York, NY 10022           Officer
Age 53

Kaprel Ozsolak               Controller        Since    Vice President of CGM           N/A         N/A
CGM                                            2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor           Secretary         Since    Managing Director of            N/A         N/A
CGM                                            1987     CGM; General Counsel
300 First Stamford Place                                and Secretary of SBFM
4th Floor                                               and TIA
Stamford, CT 06902
Age 52

--------
 * Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.

        52 Smith Barney Muni Funds | 2003 Annual Report to Shareholders

                                 SMITH BARNEY
                                  MUNI FUNDS


TRUSTEES                                 INVESTMENT MANAGER
Lee Abraham                              Smith Barney Fund
Allan J. Bloostein                        Management LLC
Jane F. Dasher
Donald R. Foley                          DISTRIBUTORS
R. Jay Gerken, Chairman                  Citigroup Global Markets Inc.
Richard E. Hanson, Jr.                   PFS Distributors, Inc.
Dr. Paul Hardin
Roderick C. Rasmussen                    CUSTODIAN
John P. Toolan                           State Street Bank and
                                          Trust Company
OFFICERS
R. Jay Gerken                            TRANSFER AGENT
President and Chief Executive Officer    Citicorp Trust Bank, fsb.
                                         125 Broad Street, 11th Floor
Lewis E. Daidone                         New York, New York 10004
Senior Vice President and Chief
Administrative Officer                   SUB-TRANSFER AGENTS
                                         PFPC Global Fund Services
Richard L. Peteka                        P.O. Box 9699
Chief Financial Officer and Treasurer    Providence, Rhode Island
                                         02940-9699
Julie P. Callahan, CFA
Vice President and                       Primerica Shareholder Services
Investment Officer                       P.O. Box 9662
                                         Providence, Rhode Island
Joseph P. Deane                          02940-9662
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

  Smith Barney Muni Funds




  This report is submitted for the general information of shareholders of Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds. If used as sales material after June 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MUNI FUNDS
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


 (C)2003 Citigroup Global Markets Inc.
 Member NASD, SIPC

 FD02397 5/03                                                            03-4851

                                  SMITH BARNEY
                                   MUNI FUNDS
                                FLORIDA PORTFOLIO

                 CLASSIC SERIES | ANNUAL REPORT | MARCH 31, 2003

                         LOGO: SMITH BARNEY MUTUAL FUNDS
                 Your Serious Money. Professionally Managed.(R)

      Your Serious Money. Professionally Managed.(R) IS A REGISTERED SERVICE
                      MARK OF CITIGROUP GLOBAL MARKETS INC.


             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

                            LETTER FROM THE CHAIRMAN

Photo of: R. JAY GERKEN
Chairman, President and
Chief Executive Officer


Dear Shareholder,

As you know, bonds have been the financial investment of choice over the last few years. In fact, with stocks mired in a fierce bear market, investment-grade bonds have outperformed the broad equity market in each of the last three years, the first time that has happened since the dawn of the Second World War.

Municipal bonds and funds that focus on them have been particular investor favorites, and for good reason. On an after-tax basis, municipals, which are exempt from federal income taxes, continue to offer more attractive yields than Treasuries and other bonds taxable on a federal level with comparable maturities. As the portfolio manager notes in the accompanying letter, although yields are subject to change, as of the period's close the pre-tax yield on a 10-year insured municipal bond registered at 3.50% versus 3.80% on the 10-year Treasury note. However, for an investor in the 31% federal income tax bracket, a Treasury would have to yield 5.07% in order to match the municipal's yield after accounting for the effect of federal income taxes./i/ Furthermore, municipals remain a relatively safe harbor for investment dollars, backed by the generally solid credit of state and local governments and by predictable revenue streams from installations, such as utility, transportation and water and sewer systems.

Not that there isn't cause for some concern. Municipals have experienced a strong spate of outperformance that may not be sustainable. Interest rates may be poised to rise in coming months, potentially depressing the prices of outstanding bonds. The sluggish U.S. economy has been reflected on the local level, with many states and municipalities grappling with budget deficits.

In our opinion, this is all the more reason why investing in municipal bonds with a professional fund manager is a more prudent strategy than buying these bonds directly. Fund managers can provide the diversification that is so important in managing risk. And in periods of rising interest rates, they can take steps to mitigate declining bond prices, such as shortening overall portfolio duration. In the following pages, your fund manager will explain the specific steps being taken to manage the Fund in this very dynamic climate.

          1 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

Bottom line: As an investor, you should always work with your financial adviser to design and maintain a portfolio that suits your long-term goals and appetite for risk. If tax-free income is part of that equation, municipal bonds remain an excellent choice.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and Chief Executive Officer

April 10, 2003

         2 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

                                MANAGER OVERVIEW

Photo of: PETER M. COFFEY
Vice President and
Investment Officer

PERFORMANCE REVIEW

For the 12 months ended March 31, 2003, Class A shares of the Smith Barney Muni Funds -- Florida Portfolio ("Fund"), without sales charges, returned 7.76%. The Fund underperformed the unmanaged broad-based Lehman Brothers Municipal Bond Index,/ii/ which returned 9.89%, for the same period. It performed more in line with its Lipper peer group of Florida municipal debt funds, which returned 8.35% for the same period.1 Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

A contributing factor to the Fund's underperformance was the more conservative investment approach we initiated in accordance with our outlook for interest rates. We believe interest rates are poised to rise in the future, and given that bond prices move opposite to interest rates, we invested in issues with favorable levels of tax-exempt income with shorter durations (whose prices are less sensitive to interest rate fluctuations). Therefore, when rates dropped, the Fund generated comparatively lower short-term returns because of its shorter duration. However, if rates were to rise, we expect the portfolio will be less susceptible to interest rate risk.

While the Fund's exposure to certain sectors marginally dampened its performance, our hedging strategy was more of a significant detractor from returns. Considering that interest rates are hovering at four-decade lows, however, we feel that our shorter-duration posture is a more prudent approach over the longer term. We feel that our attentiveness to capital preservation distinguishes us from those investment managers who are focused on short-term returns. We will remain committed to prudently seeking long-term results and competitive tax-exempt yields.

SHIFTS IN INVESTOR SENTIMENT

When the period began, lingering concerns about the integrity of corporate financial reporting practices and the strength of the U.S. economy prompted investors to shift money into conservative investments, specifically fixed-income

-------------
1 Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended March 31, 2003, calculated among 62 funds in the Florida municipal debt fund category with reinvestment of dividends and capital gains excluding sales charges.

         3 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders securities with higher credit ratings. The demand boosted prices of higher-rated municipal bonds throughout the first half of the period through the early fall, although U.S. Treasury securities generated particularly strong performances.

Following an economic report released in October that reflected a weak labor market, the Federal Reserve ("Fed")/iii/ cut short-term interest rates to a four-decade low to help stimulate the economy. (Lower rates can encourage consumers and corporations to borrow and subsequently spend more, thereby increasing economic activity.) That month, investors reallocated money from investment-grade municipal bonds into stocks and other riskier assets such as corporate high-yield bonds,/iv/ anticipating that the economy would improve and help strengthen companies' credit profiles. As stocks surged in price during the October-to-November period, municipal bonds collectively retreated amid outflows of cash from municipal bond funds.

As concerns about Iraq and the economy resurfaced, investors again gravitated to higher-rated bond issues. In December, the Lehman Brothers Municipal Bond Index returned 2.11%, reflecting its second-best monthly return since January 2001. Throughout the final quarter of the Fund's fiscal period, municipal bonds continued to fluctuate but, on a total return basis, finished in positive territory and outperformed many of their taxable brethren on an after-tax basis.

IMPACT OF NEW BOND SUPPLIES

Declining tax receipts significantly reduced many municipalities' revenues. Consequently, many municipalities aggressively borrowed throughout the period by issuing new bonds. In fact, more than $357 billion of municipal bonds were issued last year (a new annual record), a pace that continued through the first quarter of 2003. Although the market absorbed these issues with relative ease and municipal bond prices advanced, these hefty supplies dampened their returns as the market had to assimilate this large supply. This contributed to the municipal market's more muted performance versus U.S. Treasuries. As a result, municipal and Treasury yields moved closer to parity.

As of March 31st, the yield on a 10-year municipal bond was equivalent to nearly 94% of that on a comparable-maturity Treasury, compared to levels below 85% earlier in the period. Given the favorable tax-treatment on municipal bond interest, the yields on municipal bonds as of the period's close were at compelling levels relative to Treasuries.

Given that a significant amount of new bonds were issued by municipalities to refinance their older higher-yielding bonds, we anticipate that new issuance activity will begin to taper off once interest rates have risen to a reasonable extent.

         4 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

FLORIDA HIGHLIGHTS

Florida's financial condition has held up well during the national economic downturn that has negatively impacted the budgets of many other states. One of the factors contributing to Florida's stronger fiscal performance is Florida's tax structure, which does not include a personal income tax. Therefore, unlike many other states whose coffers are dependent upon personal income tax receipts, Florida has not been impacted significantly by the decline in personal income.

The largest single source of tax receipts for Florida is the sales and use tax, which in fiscal year 2001-2002 accounted for $14.1 billion, or 74%, of general revenue fund receipts. Although the State's sales and use tax collections were somewhat lower than projections because of the slowing economy and the September 11, 2001 attacks, they were not nearly as volatile as the largest single revenue source for many other states, the personal income tax. For fiscal year 2003-2004, Florida forecasts that general revenues will increase by 4.1% to approximately $20.4 million, which is over $800 million more than the current estimate for fiscal year 2002-2003. Florida's state-backed general obligation debt was recently rated AA+ by Standard & Poor's Ratings Service and Aa2 by Moody's Investors Service./v/

ECONOMIC AND INTEREST RATE OUTLOOK

During the past two years, the bond markets have been driven higher to a large extent by rate reductions triggered by the Fed, as bond prices move opposite to interest rate movements. (When rates drop, the expectation is that newer bonds will be issued at lower rates, which make the outstanding bonds more valuable.) Since May 2000, the Fed cut short-term rates from 6.5% to 1.25%.

Going forward through 2003 and 2004 (the latter being a presidential-election year), we believe that fiscal stimulus policies such as taxation measures put into place by Congress and the Bush Administration will play a greater role in influencing the direction of the economy and bond markets. If these policy decisions are successfully implemented, which we believe will be the case, the economic climate should improve later this year and into 2004. Once economic activity gains sufficient momentum, we believe the Fed may be inclined to raise its interest rate targets to at least take back some of the aggressive easing it had undertaken earlier to help offset economic weakness.

CURRENT INVESTMENT APPROACH

With interest rates and bond market yields at or near four-decade lows, we would rather err on the side of caution in structuring the portfolio's interest rate risk profile. In the current environment, we think that the most likely direction for a

         5 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders meaningful change in market levels is toward higher rates. To help minimize fluctuations in the Fund that may occur in a rising rate environment, we employed several approaches to shorten duration, as indicated below. While using these techniques to shorten overall duration slightly hampered relative performance of the portfolio when rates dropped, we believe they will benefit the portfolio should rates rise.

   . SHORTENING MATURITIES. Given that bonds with longer maturities are typically more sensitive to interest rate movements, in order to minimize fluctuations in the Fund that may occur if rates were to rise, we reduced the Fund's average call-adjusted effective maturity/vi/ from 14.78 at the beginning of the period to 9.57 years as of the period's close.

   . TARGETING BONDS WITH HIGHER COUPONS AND SELLING THOSE WITH LOWER COUPONS
     (the fixed interest rate the issuer promises to pay to the bondholder until maturity). We will also continue to selectively seek higher-coupon bonds issued during previous periods when rates were higher because their coupons would be more in line with those on bonds issued in the future if interest rates and yields were to rise. These issues may be more resilient than lower-coupon issues if rates rise. (These higher-coupon bonds are also referred to as "premium" bonds because they trade at premiums to their face value amount payable at maturity, due to their favorable interest rates.)

     Among our high-coupon issues with longer maturities, we have focused on callable bonds, which can be redeemed by the issuer at specified dates prior to the maturity date. Since prevailing interest rates are lower than the original coupons of these bonds, the likelihood is that issuers will redeem these bonds at their first available call date so they can issue new bonds at a lower cost. In effect, these bonds tend to trade more in line with their expected call dates rather than their final maturities, thus making them less sensitive to rising rates than similar bonds without call provisions.

   . SELLING FUTURES TO HELP HEDGE AGAINST INTEREST RATE RISK. We plan to continue to maintain a short position in U.S. Treasury futures, which are exchange-traded contracts that may be used for hedging purposes, to help reduce fluctuations in the net asset value of the Fund that may occur in a rising rate environment.

         6 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

FUND'S CREDIT COMPOSITION

We minimized exposure to state-issued Florida general obligation bonds and focused, instead, on municipal "revenue" bonds. These securities are issued to finance public works such as transportation, hospitals, housing and utility systems and are supported directly by the revenues generated by the operations of these systems. Many of these issues are also insured and carry high credit ratings, while offering marginally higher yields than the State's obligations.

To seek enhanced tax-exempt income, the Fund maintained significant exposure to the hospital sector, which represented approximately 23% of the Fund as of the period's close. The sector performed more favorably than many other sectors, although it came under slight pressure toward the end of the reporting period as government-funded reimbursement programs became less accommodative. When investing in medium-grade issues, we targeted those bonds where we believed that we were being appropriately paid to assume a reasonable amount of credit risk in exchange for higher potential rewards. The Fund also maintained some minimal exposure to the lifecare systems sector, which slightly detracted from its performance. Some bonds within this group came under some pressure after they were downgraded from A to BBB territory, which, however, is still investment-grade. While many municipalities are still facing economic challenges, we believe the Fund is well diversified in terms of its credit and maturity composition for the long term.

Given the combination of monetary and fiscal stimulus working its way into the system, we believe the economy will strengthen moving into the second half of this year. Rather than stretching to position your portfolio for any short-term economic weakness when there is little extra income to be gained, we believe it more prudent to be early in preparing for a more sustained economic recovery on the horizon.

MUNICIPALS: COMPETITIVELY POSITIONED

In the current market, we feel that investors can get a little more bang for their buck than usual by investing in municipal bonds versus their taxable bond counterparts. For example, although yields are subject to change, as of the period's close, the pre-tax yield on a 10-year insured municipal bond registered at 3.50% versus 3.80% on the 10-year Treasury note. However, for an investor in the 31% federal income tax bracket, a Treasury would have to yield 5.07% in order to match the municipal's yield after accounting for the effect of federal income taxes.

In addition to the potential for competitive after-tax yields versus Treasuries, if interest rates rise, investment-grade municipals may prove more resilient than Treasuries given that municipal bond prices have not risen as much during the

         7 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders period. In addition, studies have suggested that fixed-income securities, as part of a diversified portfolio, can help minimize overall portfolio volatility. Remember, however, that diversification does not assure against market losses.

Particularly in these uncertain times, having professional management to actively monitor economic activity and navigate a portfolio within a changing environment can be a critical added advantage. We believe that our experience in managing assets in all market environments enables us to more effectively manage your money.

Thank you for your investment in the Smith Barney Muni Funds -- Florida Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Peter M. Coffey
Peter M. Coffey
Vice President and Investment Officer

April 10, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 13 through 20 for a list and percentage breakdown of the Fund's holdings.

------------

   i The taxable equivalent yield applies to income taxation on a federal (not state and local) level. The taxable equivalent yield would be slightly lower for an investor below the federal income tax bracket of 31% and slightly higher for an investor in a higher tax bracket. Note that while interest on Treasuries is exempt from state and local income taxes, interest on municipal securities may be subject to these taxes.

  ii The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

 iii The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

  iv High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.

   v Standard & Poor's Ratings Service and Moody's Investors Service are nationally recognized credit rating agencies.

  vi This average is based upon a "call-adjusted" effective maturity, which factors in the date at which a bond may be called by the issuer (as an alternative to the maturity date) provided that the yield on the call date is lower than that on the maturity date. Adjusting for call refers to the consideration of whether or not a bond is callable prior to maturity and trading at a premium to face value when determining its effective maturity date.

         8 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS A SHARES

                       NET ASSET VALUE                    CAPITAL
                     --------------------                   GAIN
                     BEGINNING      END        INCOME      DISTRI-       TOTAL
YEAR ENDED            OF YEAR     OF YEAR     DIVIDENDS   BUTIONS    RETURNS(1)+
================================================================================
3/31/03               $13.06      $13.36        $0.70       $0.00         7.76%
--------------------------------------------------------------------------------
3/31/02                13.34       13.06         0.70        0.00         3.15
--------------------------------------------------------------------------------
3/31/01                12.70       13.34         0.70        0.00        10.83
--------------------------------------------------------------------------------
3/31/00                13.70       12.70         0.68        0.00        (2.25)
--------------------------------------------------------------------------------
3/31/99                13.74       13.70         0.70        0.09         5.56
--------------------------------------------------------------------------------
3/31/98                13.16       13.74         0.73        0.13        11.15
--------------------------------------------------------------------------------
3/31/97                13.24       13.16         0.73        0.05         5.44
--------------------------------------------------------------------------------
3/31/96                12.89       13.24         0.74        0.00         8.65
--------------------------------------------------------------------------------
3/31/95                12.82       12.89         0.76        0.00         6.77
--------------------------------------------------------------------------------
3/31/94                13.21       12.82         0.77        0.00         2.75
================================================================================
Total                                           $7.21       $0.27
================================================================================

HISTORICAL PERFORMANCE -- CLASS B SHARES


                       NET ASSET VALUE                    CAPITAL
                     --------------------                   GAIN
                     BEGINNING      END        INCOME      DISTRI-       TOTAL
YEAR ENDED            OF YEAR     OF YEAR     DIVIDENDS   BUTIONS    RETURNS(1)+
================================================================================
3/31/03               $13.04      $13.33        $0.63       $0.00         7.19%
--------------------------------------------------------------------------------
3/31/02                13.32       13.04         0.63        0.00         2.67
--------------------------------------------------------------------------------
3/31/01                12.70       13.32         0.63        0.00        10.14
--------------------------------------------------------------------------------
3/31/00                13.69       12.70         0.61        0.00        (2.70)
--------------------------------------------------------------------------------
3/31/99                13.73       13.69         0.63        0.09         5.01
--------------------------------------------------------------------------------
3/31/98                13.14       13.73         0.65        0.13        10.59
--------------------------------------------------------------------------------
3/31/97                13.23       13.14         0.68        0.05         4.91
--------------------------------------------------------------------------------
3/31/96                12.89       13.23         0.69        0.00         8.09
================================================================================
Inception* - 3/31/95   11.91       12.89         0.29        0.00        10.77++
================================================================================
Total                                           $5.44       $0.27
================================================================================

         9 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS L SHARES

                      NET ASSET VALUE                    CAPITAL
                     --------------------                   GAIN
                     BEGINNING      END        INCOME      DISTRI-       TOTAL
YEAR ENDED            OF YEAR     OF YEAR     DIVIDENDS   BUTIONS    RETURNS(1)+
================================================================================
3/31/03               $13.04      $13.33        $0.63       $0.00         7.14%
--------------------------------------------------------------------------------
3/31/02                13.33       13.04         0.63        0.00         2.55
--------------------------------------------------------------------------------
3/31/01                12.70       13.33         0.63        0.00        10.16
--------------------------------------------------------------------------------
3/31/00                13.69       12.70         0.60        0.00        (2.78)
--------------------------------------------------------------------------------
3/31/99                13.74       13.69         0.62        0.09         4.87
--------------------------------------------------------------------------------
3/31/98                13.14       13.74         0.63        0.13        10.51
--------------------------------------------------------------------------------
3/31/97                13.22       13.14         0.67        0.05         4.94
--------------------------------------------------------------------------------
3/31/96                12.89       13.22         0.68        0.00         7.96
--------------------------------------------------------------------------------
3/31/95                12.81       12.89         0.67        0.00         6.12
--------------------------------------------------------------------------------
3/31/94                13.20       12.81         0.68        0.00         2.05
================================================================================
Total                                           $6.44       $0.27
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

                                                  WITHOUT SALES CHARGES(1)
                                               -------------------------------
                                               CLASS A     CLASS B     CLASS L
================================================================================
Twelve Months Ended 3/31/03                        7.76%      7.19%       7.14%
--------------------------------------------------------------------------------
Five Years Ended 3/31/03                           4.91       4.37        4.30
--------------------------------------------------------------------------------
Ten Years Ended 3/31/03                            5.91        N/A        5.28
--------------------------------------------------------------------------------
Inception* through 3/31/03                         6.81       6.70        5.57
================================================================================

                                                    WITH SALES CHARGES(2)
                                               -------------------------------
                                               CLASS A     CLASS B     CLASS L
================================================================================
Twelve Months Ended 3/31/03                        3.48%      2.69%       5.10%
--------------------------------------------------------------------------------
Five Years Ended 3/31/03                           4.07       4.21        4.09
--------------------------------------------------------------------------------
Ten Years Ended 3/31/03                            5.48        N/A        5.18
--------------------------------------------------------------------------------
Inception* through 3/31/03                         6.45       6.70        5.47
===============================================================================

         10 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

Cumulative Total Returns+ (unaudited)

                                                       WITHOUT SALES CHARGES(1)

================================================================================
Class A (3/31/93 through 3/31/03)                               77.58%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/03)                            72.04
--------------------------------------------------------------------------------
Class L (3/31/93 through 3/31/03)                               67.33
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 2, 1991, November 16, 1994 and January 5, 1993, respectively.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

         11 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

                 VALUE OF $10,000 INVESTED IN CLASS A SHARES OF
                            THE FLORIDA PORTFOLIO VS.
                    LEHMAN BROTHERS MUNICIPAL BOND INDEX AND
                  LIPPER FLORIDA MUNICIPAL DEBT FUNDS AVERAGE+

                            March 1993 -- March 2003

Line Chart:

               Lipper Florida         Lehman Brothers
               Municipal Debt         Municipal             Florida Portfolio-
               Funds Average          Bond Index            Class A Shares

3/93           10000                  10000                  9600
3/94           10141                  10232                  9865
3/95           10846                  10993                 10533
3/96           11652                  11915                 11443
3/97           12208                  12563                 12066
3/98           13456                  13909                 13412
3/99           14119                  14771                 14158
3/00           13797                  14759                 13839
3/01           15142                  16371                 15337
3/02           15617                  16997                 15821
3/03           16921                  18677                 17048

+ Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1993, assuming deduction of the 4.00% maximum initial sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through March 31, 2003. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Florida Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (62 funds as of March 31, 2003). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         12 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2003

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                  VALUE
=========================================================================================================
COGENERATION FACILITIES -- 0.7%
$1,500,000    BBB-    Martin County IDA, Indiantown, (Cogeneration Project),
                        7.875% due 12/15/25 (b)                                               $ 1,560,120
---------------------------------------------------------------------------------------------------------
EDUCATION -- 7.1%
 3,000,000    NR      Capital Projects Finance Authority, Student Housing Revenue,
                         Cafra Capital Corp., (Capital Projects Loan Program), Series A,
                         7.850% due 8/15/31 (c)                                                 3,041,970

 1,895,000    Aaa*    Collier County School Board COP, FSA-Insured,
                         5.375% due 2/15/20                                                     2,058,311

 5,000,000    AAA     Florida State Board of Education Lottery Revenue,
                         Series C, 5.000% due 7/1/16  (c)                                       5,338,350

 2,790,000    A       Virgin Islands University Refunding & Improvement, Series A,
                         ACA-Insured, 6.250% due 12/1/29                                        3,043,723

                      Volusia County Educational Facilities Authority Revenue,
                         Embry-Riddle Aeronautical University:
   150,000    AAA          6.500% due 10/15/15                                                    153,567

 2,875,000    Baa2*        Series A, 6.125% due 10/15/16                                        3,078,061
---------------------------------------------------------------------------------------------------------
                                                                                               16,713,982
---------------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (D) -- 12.8%
   860,000    AAA     Bradford County Health Facilities Authority Revenue, (Santa Fe
                         Health Care Facilities Project), 6.050% due 11/15/16                   1,024,415

   345,000    AAA     Cape Coral Health Facilities Authority, Hospital Revenue,
                         (Cape Coral Medical Center Project), 8.125% due 11/1/08                  405,365

   465,000    Aaa*    Collier County Health Facilities Authority Revenue,
                         11.000% due 12/1/10                                                      632,772

   140,000    AAA     Collier County Water Revenue, AMBAC-Insured,
                         8.875% due 5/1/12                                                        179,960

    85,000    AAA     Dade County Special Obligation, (Miami Beach Convention
                         Centre Project), 8.625% due 12/1/07                                      101,090

 1,145,000    AAA     Dunedin Health Facilities Authority Revenue, Mease Hospital Inc.,
                         7.600% due 10/1/08                                                     1,326,597

   575,000    AAA     Escambia County, Capital Improvement Revenue,
                         MBIA-Insured, 11.000% due 1/1/07                                         693,536

   185,000    AAA     Fort Myers Improvement Revenue, AMBAC-Insured,
                         10.375% due 10/1/13                                                      261,853

 2,025,000    AAA     Gainesville Utility System Revenue, 8.125% due 10/1/14                    2,653,600

 1,125,000    AAA     Hillsborough County Utility Revenue, 9.875% due 12/1/11                   1,498,748

   260,000    AAA     Key West Utility Board Electric Revenue, 9.750% due 10/1/13                 355,404

    30,000    AAA     Lauderhill Sales Tax Revenue, AMBAC-Insured,
                         9.500% due 10/1/04                                                        32,368

   470,000    AAA     Lee County Capital Bonds, MBIA-Insured, 9.500% due 10/1/05                  524,595

 1,720,000    AAA     Lee County Justice Center Complex Inc., Improvement Revenue,
                         Series A, MBIA-Insured, 11.125% due 1/1/11 (e)                         2,328,811

                       See Notes to Financial Statements.

         13 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2003

   FACE
   AMOUNT    RATING(a)                  SECURITY                                                  VALUE
=========================================================================================================
ESCROWED TO MATURITY (D) -- 12.8% (CONTINUED)
                      Lee County Southwest Regional Airport Revenue, MBIA-Insured:
$  970,000    AAA        8.625% due 10/1/09                                                   $ 1,175,611

 1,055,000    AAA        9.625% due 10/1/09                                                     1,319,172

    50,000    AAA     Martin Memorial Hospital Association Inc., Stuart Revenue,
                         8.000% due 10/1/08                                                        58,480

 3,800,000    AAA     Orange County Health Facility Authority Revenue, Southern
                         Adventist Hospital, 8.750% due 10/1/09 (c)                             4,616,582

 3,165,000    AAA     Palm Beach County Health Facilities Authority Revenue,
                         (John F. Kennedy Memorial Hospital Inc. Project), Series C,
                         9.500% due 8/1/13 (c)                                                  4,249,361

 1,285,000    AAA     Palm Beach County Solid Waste Authority Revenue,
                         MBIA-Insured, 10.000% due 12/1/04 (e)                                  1,409,195

 1,455,000    AAA     Puerto Rico Commonwealth Aqueduct & Sewer Authority
                         Revenue, 10.250% due 7/1/09                                            1,855,387

    25,000    AAA     Tamarac Water & Sewer Utility Revenue, AMBAC-Insured,
                         9.250% due 10/1/10                                                        31,798

 2,625,000    AAA     Tampa Guaranteed Entitlement Revenue, MBIA-Insured,
                         9.750% due 10/1/08                                                     3,219,116

   205,000    AAA     West Palm Beach IDR, AMBAC-Insured, 11.375% due 6/1/11                      280,208
---------------------------------------------------------------------------------------------------------
                                                                                               30,234,024
---------------------------------------------------------------------------------------------------------
FINANCE -- 0.4%
 1,000,000    NR      Virgin Islands Public Finance Authority Revenue, Series E,
                         5.750% due 10/1/13                                                     1,012,120
---------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 3.6%
 3,220,000    AA+     Florida State Board of Education, Public Education,
                         Series C, 5.250% due 6/1/19 (c)                                        3,538,007

 3,210,000    AAA     Florida State Board of Education Lottery Revenue, Series A,
                         FGIC-Insured, 5.375% due 7/1/17 (c)                                    3,586,180

 1,000,000    AAA     Puerto Rico Commonwealth, XLCA-Insured, 9.458% due 7/1/17                 1,309,080
---------------------------------------------------------------------------------------------------------
                                                                                                8,433,267
---------------------------------------------------------------------------------------------------------
GOVERNMENT FACILITIES -- 0.4%
   750,000    AAA     Florida State Department of Corrections COP, Okeechobee
                        Correctional, AMBAC-Insured, 6.250% due 3/1/15                            823,898
---------------------------------------------------------------------------------------------------------
HOSPITAL -- 23.1%
 2,300,000    Aa2*    Alachua County Health Facilities Authority Revenue, Shands
                         Teaching Hospital, Series A, 1.200% due 12/1/12 (f)                    2,300,000

                      Dade County IDR:
 3,160,000    NR         Miami Cerebral Palsy Services Project, 8.000% due 6/1/22 (c)           3,211,476

 2,355,000    AAA        Susanna Wesley Health Center, Series A, FHA-Insured,
                           6.625% due 7/1/30                                                    2,527,056

                       See Notes to Financial Statements.

         14 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2003

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                  VALUE
=========================================================================================================
HOSPITAL -- 23.1% (CONTINUED)
                      Escambia County Health Facilities Authority Revenue:
$2,000,000    Aaa*       Florida Health Care Facility Loan, VHA Program,
                           AMBAC-Insured, 5.950% due 7/1/20                                   $ 2,193,280

    85,000    BBB+       Unrefunded Balance, Baptist Hospital, 6.750% due 10/1/14                  87,864

                      Highlands County Health Facilities Authority Revenue,
                         Hospital-Adventis:
 1,000,000    A-           Series B, 5.250% due 11/15/23                                          986,310

 3,000,000    A-           Sunbelt-Inc. Project, Series A, 6.000% due 11/15/31 (c)              3,152,040

 1,775,000    NR      Homestead IDR, Community Rehabilitation Providers Program,
                         Series A, 7.950% due 11/1/18                                           1,826,120

 3,000,000    AA      Jacksonville Economic Development Health Care Facilities
                         Revenue, Mayo Clinic Jacksonville, Series A,
                         5.500% due 11/15/36 (c)                                                3,101,670

   310,000    AAA     Jacksonville Health Facilities Authority Hospital Revenue,
                         (University Medical Center Inc. Project), CONNIE LEE-Insured,
                         6.600% due 2/1/21                                                        315,282

 2,490,000    NR      Lee Memorial Health System Board of Directors, Florida Hospital
                         Revenue, FSA-Insured, 9.820% due 4/1/10 (f)                            3,260,904

 1,400,000    A       Leesburg Florida Hospital Revenue, (Leesburg Regional Medical
                         Center Project), 5.375% due 7/1/22                                     1,401,386

                      Miami Beach Health Facilities Authority Hospital Revenue,
                         (Mt. Sinai Medical Center Project):
   600,000    BB           5.375% due 11/15/28                                                    432,486

 1,000,000    BB           Series A, 6.800% due 11/15/31                                          899,620

                      Orange County Florida Health Facilities Authority Revenue Bonds:
                         Adventist Health System:
 3,000,000    A-           6.500% due 11/15/30                                                  3,243,120

 1,500,000    AAA          FSA-Insured, 6.050% due 11/15/07                                     1,537,785

 2,000,000    NR         First Mortgage Healthcare Facilities, 9.000% due 7/1/31                2,051,920

                         Orlando Regional Healthcare System:
 2,000,000    A2*          5.750% due 12/1/32                                                   2,030,920

 1,000,000    A2*          Series E, 6.000% due 10/1/26                                         1,037,350

 2,000,000    A1*     Pinellas County Health Facilities Authority Revenue,
                         Baycare Health System, 5.500% due 11/15/33                             1,985,220

                      Sarasota County Public Hospital Board Revenue, Sarasota
                         Memorial Hospital, Series B, MBIA-Insured:
 5,000,000    AAA          5.250% due 7/1/24                                                    5,366,650

 3,485,000    AAA          5.500% due 7/1/28                                                    3,855,804

 2,000,000    A2*     South Lake County Hospital District Revenue, South Lake
                         Hospital Inc., Orlando Regional Healthcare,
                         6.000% due 10/1/22                                                     2,069,420

 1,500,000    Aa3*    South Miami Health Facilities Authority Hospital Revenue,
                         Baptist Health South Florida Group, 5.250% due 11/15/33                1,479,660

                       See Notes to Financial Statements.

         15 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2003

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                  VALUE
=========================================================================================================
HOSPITAL -- 23.1% (CONTINUED)
                      West Orange Healthcare District Revenue, Series A:
$2,000,000    A-         5.650% due 2/1/22                                                    $ 2,024,780

 2,000,000    A-         5.800% due 2/1/31                                                      2,008,040

---------------------------------------------------------------------------------------------------------
                                                                                               54,386,163
---------------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 6.7%
   355,000    AAA     Clearwater MFH Revenue, (Drew Gardens Project), Series A,
                         FHA-Insured, 6.500% due 10/1/25                                          360,943

                      Florida HFA:
 1,085,000    AAA        Antigue Club Apartments, Series A-1, AMBAC-Insured,
                           6.750% due 8/1/14 (b)                                                1,142,386

 2,900,000    BBB+       Sr. Lien, Series I-1, 6.625% due 7/1/28 (b)                            2,987,928

 2,400,000    A          Sunset Place, Series K-1, 6.000% due 10/1/19                           2,488,800

 1,000,000    BBB-       The Vineyards Project, Series H, 6.500% due 11/1/25                    1,045,980

                      Florida Housing Finance Corporate Revenue:
 1,500,000    Aaa*       Augustine Club Apartment, Series D, MBIA-Insured,
                           5.750% due 10/1/30                                                   1,548,285

   985,000    Ba2*       Series D-2, 8.250% due 10/1/30                                           960,799

 1,500,000    AAA     Lee County HFA, MFH Revenue, (Brittany Phase II Project), Series A,
                         FNMA-Collateralized, 6.100% due 12/1/32 (b)                            1,597,965

 1,000,000    AAA     Oceanside Housing Development Corp., MFH Mortgage Revenue,
                         FHA-Insured, 6.875% due 2/1/20                                         1,001,150

 2,065,000    Aaa*    Orange County HFA, MFH Revenue, RHA/Affordable Housing III,
                         Series A, MBIA-Insured, 6.200% due 7/1/20                              2,245,956

   500,000    A       Pasco County HFA, Multi-Family Revenue, (Pasco Woods
                         Apartments Project), Series A, 5.700% due 8/1/19 (b)                     520,760
---------------------------------------------------------------------------------------------------------
                                                                                               15,900,952
---------------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 2.5%
   855,000    Aaa*    Brevard County HFA, Single-Family Mortgage Revenue,
                         GNMA/FNMA-Collateralized, 6.400% due 9/1/23 (b)                          887,781

                      Dade County HFA:
   690,000    Aaa*       Home Ownership Mortgage Revenue, Series A, GNMA/FNMA-
                           Collateralized, 6.375% due 4/13/33 (b)                                 718,083

 1,500,000    AAA        Single-Family Mortgage Revenue, Series A, GNMA/FNMA-
                           Collateralized, 6.700% due 4/1/28 (b)                                1,565,700

   295,000    Aaa*    Duval County HFA, Single-Family Mortgage Revenue,
                         GNMA-Collateralized, 6.700% due 10/1/26 (b)                              305,623

   645,000    AAA     Florida HFA, Single-Family Mortgage, Series B, GNMA/FNMA-
                         Collateralized, 6.650% due 7/1/26 (b)                                    666,582

   270,000    AAA     Leon County HFA, Single-Family Mortgage Revenue, Multi-County
                         Program, Series B, GNMA/FHLMC-Collateralized,
                         7.300% due 1/1/28 (b)                                                    300,302

                       See Notes to Financial Statements.

         16 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2003

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                  VALUE
=========================================================================================================
HOUSING: SINGLE-FAMILY -- 2.5% (CONTINUED)
$1,065,000    Aaa*    Pinellas County HFA, Single-Family Mortgage Revenue,
                         GNMA/FNMA-Collateralized, 6.550% due 8/1/27 (b)                      $ 1,101,487

   285,000    AAA     Virgin Islands HFA, Single-Family Mortgage Revenue, Series A,
                         GNMA-Collateralized, 6.500% due 3/1/25 (b)                               295,856
---------------------------------------------------------------------------------------------------------
                                                                                                5,841,414
---------------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 2.1%
 4,000,000    NR      Hillsborough County IDA Exempt Facility Revenue, National
                         Gypsum, Series A, 7.125% due 4/1/30 (c)                                4,009,160

 1,000,000    NR      Orlando Florida Urban Community Development District,
                         Series A, 6.950% due 5/1/33                                            1,028,350
---------------------------------------------------------------------------------------------------------
                                                                                                5,037,510
---------------------------------------------------------------------------------------------------------
LIFECARE SYSTEMS -- 1.9%
 2,000,000    NR      Escambia County Health Facilities Authority Revenue,
                         (Azalea Trace Inc. Project), 6.100% due 1/1/19                         2,017,100

                      Jacksonville Health Facilities Authority, Hospital Revenue,
                         National Benevolent Association, IDR, (Cypress Hill Village
                         Program):
   675,000    Baa3*        6.400% due 12/1/16                                                     597,902

                           Series A:
   495,000    Baa3*          6.250% due 12/1/26                                                   407,172

 1,175,000    Baa3*          7.100% due 3/1/30                                                  1,122,160

   390,000    BBB-    Lee County IDA, Health Care Facilities Revenue, (Shell Point
                         Village Project), Series A, 5.500% due 11/15/21                          363,324
---------------------------------------------------------------------------------------------------------
                                                                                                4,507,658
---------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 12.0%
 2,000,000    NR      Bonita Springs Vasari Capital Improvement, Series A,
                         6.950% due 5/1/32                                                      2,059,460

 2,000,000    NR      Bonnet Creek Resort Community Development District,
                         Florida Special Assessment, 7.375% due 5/1/34                          2,046,160

                      Capital Region Community Development District Revenue,
                         Capital Improvement, Series A-2:
 1,000,000    NR           6.850% due 5/1/31                                                    1,035,420

 1,000,000    NR           6.700% due 5/1/32                                                    1,030,190

 2,000,000    NR      Century Park Community Development District, Florida
                         Special Assessment, 7.000% due 11/1/31                                 2,045,180

 3,660,000    NR      Mediterra North Community Development District, Capital
                         Improvement Revenue, 6.800% due 5/1/31                                 3,752,269

  1,200,000   AAA     North Springs Improvement District, MBIA-Insured,
                         7.000% due 10/1/09                                                     1,486,128

 1,000,000    AAA     Orlando Florida Community Redevelopment Agency, Tax
                         Increment Revenue, 5.125% due 4/1/21                                   1,054,130

   630,000    AAA     Osceola County IDA Revenue, (Community Provider Pooled
                         Loan Program), Series A, FSA-Insured, 7.750% due 7/1/10                  634,977

                       See Notes to Financial Statements.

         17 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2003

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                  VALUE
=========================================================================================================
MISCELLANEOUS -- 12.0% (CONTINUED)
$2,490,000    NR      Panther Trace Florida Community Development District,
                         Special Assessment, Series A, 7.250% due 5/1/33                      $ 2,541,493

 2,500,000    AAA     Port Palm Beach District Revenue, Capital Appreciation, Series A,
                         MBIA-Insured, zero coupon due 9/1/21                                     902,375

 1,200,000    BBB+    Puerto Rico Housing Bank & Finance Agency,
                         7.500% due 12/1/06                                                     1,333,596

 1,000,000    NR      Renaissance Community Development District, Florida Capital
                         Improvement Revenue, Series A, 7.000% due 5/1/33                       1,021,240

 2,455,000    NR      Reunion East Community Development District, Florida Special
                         Assessment, Series A, 7.375% due 5/1/33                                2,493,985

 1,520,000    NR      Rivercrest Community Development District Special Assessment
                         Revenue, 7.000% due 5/1/32                                             1,583,338

 2,000,000    A       Virgin Islands Public Finance Authority Revenue, Series A,
                         ACA-Insured, 5.500% due 10/1/18                                        2,111,060

 1,155,000    NR      Waterchase Community Development District, Capital
                         Improvement Revenue, 6.700% due 5/1/32                                 1,177,707
---------------------------------------------------------------------------------------------------------
                                                                                               28,308,708
---------------------------------------------------------------------------------------------------------
POLLUTION CONTROL -- 2.3%
                      Escambia County PCR, (Champion International Corp. Project):
   500,000    BBB        6.950% due 11/1/07                                                       506,440

 3,500,000    BBB        6.900% due 8/1/22 (b)(c)                                               3,631,250

 1,390,000    BB+     Putnam County Development Authority PCR, Georgia Pacific
                         Corp. 1984, 7.000% due 12/1/05                                         1,348,703
---------------------------------------------------------------------------------------------------------
                                                                                                5,486,393
---------------------------------------------------------------------------------------------------------
PRE-REFUNDED (G) -- 4.0%
 1,275,000    Aaa*    Bay County Hospital Revenue, (Bay Medical Center Project),
                         (Call 10/1/04 @ 102), 8.000% due 10/1/12                               1,402,780

 1,375,000    AAA     Escambia County Health Facilities Authority Revenue,
                         Baptist Hospital, (Call 10/1/03 @ 102), 6.750% due 10/1/14             1,440,546

 1,350,000    AAA     Guam Power Authority Revenue, Series A, (Call 1/1/04 @ 102),
                         6.750% due 10/1/24                                                     1,489,955

   640,000    AAA     Miramar Wastewater Improvement Authority, FGIC-Insured,
                         (Call 10/1/04 @ 101), 6.750% due 10/1/16                                 699,546

 3,070,000    AAA     West Coast Regional Water Supply Authority, Capital Improvement
                         Revenue, (Call 5/19/03 @ 100), 10.400% due 10/1/13                     4,282,190
---------------------------------------------------------------------------------------------------------
                                                                                                9,315,017
---------------------------------------------------------------------------------------------------------
PUBLIC FACILITIES -- 3.3%
                      Florida Municipal Loan Council Revenue, MBIA-Insured:
 1,625,000    AAA        5.250% due 11/1/18                                                     1,789,547

 1,805,000    AAA        Series C, 5.250% due 11/1/20                                           1,969,724

 2,080,000    AAA     Jacksonville Sales Tax Revenue, MBIA-Insured,
                         5.250% due 10/1/19                                                     2,269,363

                       See Notes to Financial Statements.

         18 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2003

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                  VALUE
=========================================================================================================
PUBLIC FACILITIES -- 3.3% (CONTINUED)
                      Tampa Sports Authority Revenue, (Tampa Bay Arena Project),
                         MBIA-Insured:
$  500,000    AAA          6.050% due 10/1/20                                                 $   606,120
 1,000,000    AAA          6.100% due 10/1/26                                                   1,205,930
---------------------------------------------------------------------------------------------------------
                                                                                                7,840,684
---------------------------------------------------------------------------------------------------------
TAX ALLOCATION -- 2.3%
 1,000,000    Baa1*   Miami Beach Redevelopment Agency Tax Increment Revenue,
                         City Center-Historic Convention, Series B,
                           6.350% due 12/1/22                                                   1,069,250
                      Tampa Florida Utility and Tax & Special Revenue, Series A,
                         AMBAC-Insured:
 2,990,000    AAA          5.250% due 10/1/19                                                   3,293,395
 1,000,000    AAA          5.250% due 10/1/21                                                   1,083,080
---------------------------------------------------------------------------------------------------------
                                                                                                5,445,725
---------------------------------------------------------------------------------------------------------
TOBACCO -- 0.8%
 2,000,000    A-      Children's Trust Fund Puerto Rico, Tobacco Settlement
                         Revenue, 5.375% due 5/15/33                                            1,839,640
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 5.1%
 1,000,000    AAA     Dade County Aviation Facilities Revenue, Series B,
                         MBIA-Insured, 6.600% due 10/1/22 (b)                                   1,024,220
 1,050,000    AAA     Florida State Broward County, 10.000% due 7/1/14                          1,559,491
                      Guam Airport Authority Revenue:
   750,000    BBB-       Series A, 6.500% due 10/1/23                                             772,373
 1,000,000    BBB-       Series B, 6.600% due 10/1/10 (b)                                       1,032,610
                      Hillsborough County Aviation Authority Revenue:
   500,000    BB-        Special Purpose, (Delta Airlines Project), 6.800% due 1/1/24             288,425
 1,000,000    AAA        Tampa International Airport, Series B, MBIA-Insured,
                           5.000% due 10/1/20                                                   1,012,220
 1,000,000    Aaa*    Polk County Transportation Improvement Revenue,
                           5.250% due 12/1/22                                                   1,067,290
                      Sanford Airport Authority IDR, (Central Florida Terminals Inc. Project):
                         Series A:
 1,000,000    NR           7.500% due 5/1/15 (b)                                                  982,820
 2,000,000    NR           7.750% due 5/1/21 (b)                                                1,967,420
   645,000    NR         Series C, 7.500% due 5/1/21 (b)                                          628,178
                      Santa Rosa Bay Bridge Authority Revenue:
 1,085,000    B1*          6.250% due 7/1/28                                                      651,846
 5,000,000    B1*        Capital Appreciation, zero coupon due 7/1/17                             992,500
---------------------------------------------------------------------------------------------------------
                                                                                               11,979,393
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

         19 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2003

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                  VALUE
=========================================================================================================
UTILITIES -- 7.7%
$ 2,000,000   AAA     Broward County Water & Sewer Utilities Revenue, MBIA-Insured,
                         5.000% due 10/1/23                                                   $ 2,060,960
 3,000,000    AAA     Escambia County Utility System Authority Revenue Bonds,
                         Series B, FGIC-Insured, 6.250% due 1/1/15 (c)                          3,665,340
 1,075,000    AA      Gainesville Utilities System Revenue, 5.250% due 10/1/22                  1,145,552
 2,500,000    Aa1*    Orlando Florida Utilities Community Water & Electricity
                         Revenue, 5.250% due 10/1/19                                            2,724,050
 3,000,000    AAA     Puerto Rico Electric Power Authority Revenue,
                         5.375% due 7/1/19                                                      3,309,840
                      Sunrise Utility System Revenue Refunding:
 2,000,000    AAA        5.000% due 10/1/28                                                     2,069,960
 3,000,000    AAA        AMBAC-Insured, 5.200% due 10/1/22                                      3,246,450
---------------------------------------------------------------------------------------------------------
                                                                                               18,222,152
---------------------------------------------------------------------------------------------------------
WATER AND SEWER -- 1.2%
   500,000    NR      Northern Palm Beach County Water Control District, Unit
                         Development No. 31, Program 1, 6.750% due 11/1/07                        513,900
 2,320,000    NR      Port St. Lucia Special Assessment Revenue, South Lennard,
                         Series A, 7.125% due 9/1/21                                            2,357,097
---------------------------------------------------------------------------------------------------------
                                                                                                2,870,997
---------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost-- $226,369,949**)                                                $235,759,817
=========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c) All or a portion of this security is segregated for open futures contracts commitments.

(d) Bonds are escrowed to maturity by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e) All or a portion of this security is held as collateral for open futures contracts commitments.

(f) Residual interest bonds-- coupon varies inversely with level of short-term tax-exempt interest rates.

(g) Bonds are escrowed by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

**   Aggregate cost for Federal income tax purposes is $226,458,021.

     See pages 21 and 22 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

         20 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's)-- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB       -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's")-- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest-rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes in this class.

B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

         21 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

Fitch Ratings ("Fitch") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA       -- Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.

A        -- Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

BBB      -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR       -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.

VMIG 1   -- Moody's highest rating for issues having demand feature -- VRDO.

P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

SECURITY DESCRIPTIONS (UNAUDITED)

ACA      --  American Capital Assurance
AIG      --  American International Guaranty
AMBAC    --  AMBAC Indemnity Corporation
CGIC     --  Capital Guaranty Insurance Company
CONNIE
  LEE    --  College Construction Loan Insurance Association
COP      --  Certificate of Participation
FGIC     --  Financial Guaranty Insurance Company
FHA      --  Federal Housing Administration
FHLMC    --  Federal Home Loan Mortgage Corporation
FNMA     --  Federal National Mortgage Association
FSA      --  Financial Security Assurance
GEMICO   --  General Electric Mortgage Insurance Company
GIC      --  Guaranteed Investment Contract
GNMA     --  Government National Mortgage Association
GO       --  General Obligation
HFA      --  Housing Finance Authority
IDA      --  Industrial Development Agency
IDR      --  Industrial Development Revenue
INFLOS   --  Inverse Floaters
LOC      --  Letter of Credit
MBIA     --  Municipal Bond Investors Assurance Corporation
MFH      --  Multi-Family Housing
PCFA     --  Pollution Control Financing Authority
PCR      --  Pollution Control Revenue
RIBS     --  Residual Interest Bonds
SAVRS    --  Select Auction Variable Rate Securities
VRDD     --  Variable Rate Demand Note
VRWE     --  Variable Rate Wednesday Demand
XLCA     --  XLCapital Assurance

         22 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2003

ASSETS:
  Investments, at value (Cost-- $226,369,949)                          $235,759,817
  Cash                                                                       99,518
  Interest receivable                                                     5,086,412
  Receivable for securities sold                                            788,851
  Receivable for Fund shares sold                                           114,330
-----------------------------------------------------------------------------------
  TOTAL ASSETS                                                          241,848,928
-----------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                        1,183,326
  Payable to broker-- variation margin                                      397,031
  Management fee payable                                                    102,269
  Payable for Fund shares purchased                                          89,935
  Distribution fees payable                                                  27,508
  Accrued expenses                                                           79,342
  TOTAL LIABILITIES                                                       1,879,411
-----------------------------------------------------------------------------------
TOTAL NET ASSETS                                                       $239,969,517
===================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                           $     17,975
  Capital paid in excess of par value                                   232,634,543
  Undistributed net investment income                                       342,421
  Accumulated net realized loss from security transactions
     and futures contracts                                               (3,318,298)
  Net unrealized appreciation of investments and futures contracts       10,292,876
-----------------------------------------------------------------------------------
TOTAL NET ASSETS                                                       $239,969,517
===================================================================================
SHARES OUTSTANDING:
  Class A                                                                12,519,619
  ---------------------------------------------------------------------------------
  Class B                                                                 3,976,266
  ---------------------------------------------------------------------------------
  Class L                                                                 1,478,976
  ---------------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                                       $      13.36
  ---------------------------------------------------------------------------------
  Class B *                                                            $      13.33
  ---------------------------------------------------------------------------------
  Class L **                                                           $      13.33
  ---------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17% of net asset value per share)    $      13.92
  ---------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)    $      13.46
===================================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

         23 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

STATEMENT OF OPERATIONS                       FOR THE YEAR ENDED MARCH 31, 2003
INVESTMENT INCOME:
  Interest                                                          $14,402,205
--------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 4)                                             1,194,967
  Distribution fees (Note 4)                                            727,066
  Custody                                                                52,198
  Shareholder servicing fees                                             45,740
  Shareholder communications                                             29,013
  Audit and legal                                                        26,563
  Registration fees                                                      23,345
  Trustees' fees                                                          4,083
  Other                                                                   4,430
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      2,107,405
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                12,294,800
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 5 AND 6):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)           2,100,870
    Futures contracts                                                (4,375,066)
--------------------------------------------------------------------------------
  NET REALIZED LOSS                                                  (2,274,196)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments and
  Futures Contracts:
    Beginning of year                                                 3,044,683
    End of year                                                      10,292,876
--------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION                             7,248,193
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS                         4,973,997
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                              $17,268,797
================================================================================

                       See Notes to Financial Statements.

         24 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS                FOR THE YEARS ENDED MARCH 31,

                                                         2003          2002
================================================================================
OPERATIONS:
  Net investment income                             $  12,294,800  $ 11,965,592
  Net realized gain (loss)                             (2,274,196)    2,638,270
  Increase (decrease) in net unrealized
    appreciation                                        7,248,193    (7,846,487)
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS               17,268,797     6,757,375
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTES 3 AND 9):
  Net investment income                               (12,093,772)  (11,812,957)
--------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                     (12,093,772)  (11,812,957)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                     45,972,267    53,893,578
  Net asset value of shares issued for
    reinvestment of dividends                           4,953,617     5,244,662
  Cost of shares reacquired                           (49,610,782)  (49,796,914)
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                             1,315,102     9,341,326
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                  6,490,127     4,285,744
NET ASSETS:
  Beginning of year                                   233,479,390   229,193,646
  END OF YEAR*                                      $ 239,969,517  $233,479,390
================================================================================
* Includes undistributed net investment income of:  $     342,421  $    264,733
================================================================================

                       See Notes to Financial Statements.

         25 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Florida Portfolio ("Fund") is a separate investment portfolio of the Smith Barney Muni Funds ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Trust consists of this Fund and eight other separate investment portfolios: Georgia, Limited Term, National, New York, Pennsylvania, New York Money Market, California Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available are valued in good faith at fair market value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal Income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $66,226 was reclassified to paid-in capital. Net

         26 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended March 31, 2003, the Fund paid transfer agent fees of $41,470 to CTB.

         27 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM, another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor. In addition, CGMand certain other broker-dealers continue to sell fund shares to the public as members of the selling group. For the year ended March 31, 2003, CGM did not receive any brokerage commissions.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2003, CGM received sales charges of approximately $218,000 and $25,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended March 31, 2003, CDSCs paid to CGM were approximately:

                                                 CLASS A    CLASS B     CLASS L
================================================================================
CDSCs                                           $24,000     $73,000      $1,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. The Fund pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of those classes, respectively. For the year ended March 31, 2003, total Distribution Plan fees incurred were:

                                                 CLASS A    CLASS B     CLASS L
================================================================================
Distribution Plan Fees                         $250,763    $343,501    $132,802
================================================================================

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

         28 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

5. Investments

During the year ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $106,482,670
--------------------------------------------------------------------------------
Sales                                                               108,965,413
================================================================================

At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                       $11,610,990
Gross unrealized depreciation                                        (2,309,194)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 9,301,796
================================================================================

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2003, the Fund had the following open futures contracts:

                         # OF                  BASIS      MARKET     UNREALIZED
                       CONTRACTS  EXPIRATION   VALUE       VALUE        GAIN
================================================================================
CONTRACTS TO SELL:
20 Year, 6.000%
   U.S. Treasury Bond     385        6/03   $44,311,758  $43,408,750  $903,008
================================================================================

         29 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

7. Capital Loss Carryforward

At March 31, 2003, the Fund had, for Federal income tax purposes, approximately $769,000 of unused capital loss carryforwards available to offset future capital gains, expiring on March 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

In addition, the Fund had $1,483,352 of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

8. Income Tax Information and Distributions to Shareholders

At March 31, 2003, the tax basis components of distributable earnings were:

================================================================================
Undistributed tax-exempt income                                      $  276,245
--------------------------------------------------------------------------------
Accumulated capital losses                                             (768,581)
--------------------------------------------------------------------------------
Unrealized appreciation                                               9,301,796
================================================================================

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals, mark to market of 1256 contracts and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended March 31, 2003 was:

================================================================================
Tax-exempt income                                                   $12,093,772
================================================================================

9. Distributions Paid to Shareholders by Class

                                   YEAR ENDED                    YEAR ENDED
                                 MARCH 31, 2003                MARCH 31, 2002
================================================================================
NET INVESTMENT INCOME
Class A                           $ 8,689,550                   $ 8,565,063
Class B                             2,512,386                     2,504,533
Class L                               891,836                       743,361
--------------------------------------------------------------------------------
Total                             $12,093,772                   $11,812,957
================================================================================

         30 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

10.   Shares of Beneficial Interest

At March 31, 2003, the Trust had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                 YEAR ENDED                    YEAR ENDED
                               MARCH 31, 2003                MARCH 31, 2002
--------------------------------------------------------------------------------
                            SHARES        AMOUNT         SHARES        AMOUNT
================================================================================
CLASS A
Shares sold               2,349,032   $ 31,446,574     2,851,300   $ 37,970,422
Shares issued
  on reinvestment           259,757      3,468,197       279,751      3,716,452
Shares reacquired        (2,646,431)   (35,343,749)   (2,742,558)   (36,471,478)
--------------------------------------------------------------------------------
Net Increase (Decrease)     (37,642)  $   (428,978)      388,493   $  5,215,396
================================================================================
CLASS B
Shares sold                 750,719   $ 10,037,350       840,257   $ 11,189,954
Shares issued
  on reinvestment            78,035      1,039,809        84,924      1,127,152
Shares reacquired          (856,835)   (11,407,392)     (908,879)   (12,075,214)
--------------------------------------------------------------------------------
Net Increase (Decrease)     (28,081)  $   (330,233)       16,302   $    241,892
================================================================================
CLASS L
Shares sold                 334,559   $  4,488,343       356,669   $  4,733,202
Shares issued
  on reinvestment            33,436        445,611        30,209        401,058
Shares reacquired          (214,363)    (2,859,641)      (94,579)    (1,250,222)
--------------------------------------------------------------------------------
Net Increase                153,632   $  2,074,313       292,299   $  3,884,038
================================================================================

         31 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

CLASS A SHARES                          2003(1) 2002(1) 2001(1) 2000(1)  1999(1)
================================================================================
NET ASSET VALUE, BEGINNING OF YEAR      $13.06  $13.34  $12.70  $13.70   $13.74
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(2)               0.71    0.71    0.69    0.69     0.69
   Net realized and unrealized
     gain (loss)(2)                       0.29   (0.29)   0.65   (1.01)    0.06
--------------------------------------------------------------------------------
Total Income (Loss) From Operations       1.00    0.42    1.34   (0.32)    0.75
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                 (0.70)  (0.70)  (0.70)  (0.68)   (0.69)
   In excess of net investment income       --      --      --      --    (0.01)
   Net realized gains                       --      --      --      --    (0.09)
--------------------------------------------------------------------------------
Total Distributions                      (0.70)  (0.70)  (0.70)  (0.68)   (0.79)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR            $13.36  $13.06  $13.34  $12.70   $13.70
--------------------------------------------------------------------------------
TOTAL RETURN                              7.76%   3.15%  10.83%  (2.25)%   5.56%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)      $  167  $  164  $  162  $  151   $  160
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                            0.72%   0.72%   0.73%   0.74%    0.73%
   Net investment income(2)               5.30    5.27    5.36    5.32     4.99
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                     45%     41%     27%     56%      43%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the change to net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.85%.

        32 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

CLASS B SHARES                           2003(1) 2002(1) 2001(1) 2000(1) 1999(1)
================================================================================
NET ASSET VALUE, BEGINNING OF YEAR       $13.04  $13.32  $12.70  $13.69  $13.73
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(2)                0.64    0.64    0.62    0.62    0.62
   Net realized and unrealized
      gain (loss)(2)                       0.28   (0.29)   0.63   (1.00)   0.06
--------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.92    0.35    1.25   (0.38)   0.68
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                  (0.63)  (0.63)  (0.63)  (0.61)  (0.62)
   In excess of net investment income        --      --      --      --   (0.01)
   Net realized gains                        --      --      --      --   (0.09)
--------------------------------------------------------------------------------
Total Distributions                       (0.63)  (0.63)  (0.63)  (0.61)  (0.72)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $13.33  $13.04  $13.32  $12.70  $13.69
--------------------------------------------------------------------------------
TOTAL RETURN                               7.19%   2.67%  10.14%  (2.70)%  5.01%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)       $   53  $   52  $   53  $   59  $   66
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                             1.24%   1.22%   1.25%   1.26%   1.24%
   Net investment income(2)                4.79    4.76    4.84    4.80    4.48
PORTFOLIO TURNOVER RATE                      45%     41%     27%     56%     43%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.77%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.35%.

         33 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

CLASS L SHARES                       2003(1) 2002(1) 2001(1) 2000(1)  1999(1)(2)
================================================================================
NET ASSET VALUE, BEGINNING OF YEAR    $13.04  $13.33  $12.70  $13.69   $13.74
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)             0.63    0.63    0.61    0.61     0.61
   Net realized and unrealized
     gain (loss)(3)                     0.29   (0.29)   0.65   (1.00)    0.05
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     0.92    0.34    1.26   (0.39)    0.66
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income               (0.63)  (0.63)  (0.63)  (0.60)   (0.61)
   In excess of net investment incom      --      --      --      -- e  (0.01)
   Net realized gains                     --      --      --      --    (0.09)
--------------------------------------------------------------------------------
Total Distributions                    (0.63)  (0.63)  (0.63)  (0.60)   (0.71)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $13.33  $13.04  $13.33  $12.70   $13.69
--------------------------------------------------------------------------------
TOTAL RETURN                            7.14%   2.55%  10.16%  (2.78)%   4.87%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)    $   20  $   17  $   14  $   13   $   12
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses(4)                         1.30%   1.28%   1.31%   1.32%    1.31%
    Net investment income(3)            4.73    4.72    4.78    4.74     4.41
PORTFOLIO TURNOVER RATE                   45%     41%     27%     56%      43%
==+=============================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  On June 12, 1998, Class C shares were renamed as Class L shares.

(3) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the change to net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.40%.

         34 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF SMITH BARNEY MUNI FUNDS:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Florida Portfolio ("Fund") of Smith Barney Muni Funds ("Trust") as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2003, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund of the Trust as of March 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                                    /s/ KPMG LLP


New York, New York
May 15, 2003

         35 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Florida Portfolio ("Fund") are managed under the direction of the Smith Barney Muni Funds' ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citigroup Trust Bank, fsb. at 1-800-451-2010).

                                                                                          NUMBER OF
                                              TERM OF                                     PORTFOLIOS
                                              OFFICE* AND  PRINCIPAL                      IN FUND
                                 POSITION(S)  LENGTH       OCCUPATION(S)                  COMPLEX            OTHER
                                 HELD WITH    OF TIME      DURING PAST                    OVERSEEN           TRUSTEESHIPS
NAME, ADDRESS AND AGE            FUND         SERVED       FIVE YEARS                     BY TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Lee Abraham                      Trustee      Since        Retired; Former Chairman       28                 Signet Group PLC
13732 LeHavre Drive                           1999         and CEO of Associated
Frenchman's Creek                                          Merchandising Corp., a
Palm Beach Gardens, FL 33410                               major retail merchandising
Age 75                                                     organization; Former
                                                           Trustee of Galey & Lord,
                                                           Liz Claiborne and R.G.
                                                           Barry Corp.

Allan J. Bloostein               Trustee      Since        President of Allan Bloostein   35                 Taubman Centers
27 West 67th Street                           1999         Associates, a consulting firm;                    Inc.
New York, NY 10023                                         Former Director of CVS Corp.
Age 73

Jane F. Dasher                   Trustee      Since        Controller of PBK Holdings     28                 None
Korsant Partners                              1999         Inc., a family investment
283 Greenwich Avenue                                       company
3rd Floor
Greenwich, CT 06830
Age 53

Donald R. Foley                  Trustee      Since        Retired                        19                 None
3668 Freshwater Drive                         1985
Jupiter, FL 33477
Age 80

Richard E. Hanson, Jr.           Trustee      Since        Retired; Former Head of        28                 None
2751 Vermont Route 140                        1999         the New Atlanta Jewish
Poultney, VT 05764                                         Community High School
Age 61

Dr. Paul Hardin                  Trustee      Since        Professor of Law &             36                 None
12083 Morehead                                1994         Chancellor Emeritus at the
Chapel Hill, NC 27514-8426                                 University of North Carolina
Age 71

Roderick C. Rasmussen            Trustee      Since        Investment Counselor           28                 None
9 Cadence Court                               1985
Morristown, NJ 07960
Age 76

John P. Toolan                   Trustee      Since        Retired                        28                 John Hancock
7202 Southeast Golf Ridge Way                 1985                                                           Funds
Hobe Sound, FL 33455
Age 72

         36 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

                                                                                          NUMBER OF
                                              TERM OF                                     PORTFOLIOS
                                              OFFICE* AND  PRINCIPAL                      IN FUND
                                 POSITION(S)  LENGTH       OCCUPATION(S)                  COMPLEX            OTHER
                                 HELD WITH    OF TIME      DURING PAST                    OVERSEEN           TRUSTEESHIPS
NAME, ADDRESS AND AGE            FUND         SERVED       FIVE YEARS                     BY TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

R. Jay Gerken**                  Chairman,    Since        Managing Director of           225                None
CGM                              President    2002         Citigroup Global Markets Inc.
399 Park Avenue                  and Chief                 ("CGM"); President and Chief
4th Floor                        Executive                 Executive Officer of Smith Barney
New York, NY10022                Officer                   Fund Management LLC ("SBFM"),
Age 51                                                     Travelers Investment Adviser, Inc.
                                                           ("TIA") and Citi Fund
                                                           Management Inc.

OFFICERS:

Lewis E. Daidone                 Senior Vice  Since        Managing Director of CGM;      N/A                N/A
CGM                              President    1990         Director and Senior Vice
125 Broad Street                 and Chief                 President of SBFM and TIA;
11th Floor                       Administrative            Former Chief Financial Officer
New York, NY 10004               Officer                   and Treasurer of mutual funds
Age 45                                                     affiliated with Citigroup Inc.

Richard L. Peteka                Chief        Since        Director of CGM; Director and  N/A                N/A
CGM                              Financial    2002         Head of Internal Control for
125 Broad Street                 Officer and               Citigroup Asset Management
11th Floor                       Treasurer                 U.S. Mutual Fund Administration
New York, NY 10004                                         from 1999-2002; Vice President,
Age 41                                                     Head of Mutual Fund
                                                           Administration and Treasurer
                                                           at Oppenheimer Capital from
                                                           1996-1999

Peter M. Coffey                  Vice         Since        Managing Director of CGM;      N/A                N/A
CGM                              President    1987         Investment Officer of SBFM
399 Park Avenue                  and
4th Floor                        Investment
New York, NY 10022               Officer
Age 57

Kaprel Ozsolak                   Controller   Since        Vice President of CGM          N/A                N/A
CGM                                           2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor               Secretary    Since        Managing Director of CGM;      N/A                N/A
CGM                                           1987         General Counsel and
300 First Stamford Place                                   Secretary of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

------------------
 *Each Trustee and Officer serves until his or her successor has been duly elected andqualified.
**Mr. Gerken is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.

         37 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2003, 100% of the dividends paid by the Fund from net investment income were tax-exempt for regular Federal income tax and Florida state income tax purposes.

         38 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SMITH BARNEY

 MUNI FUNDS

   TRUSTEES
   Lee Abraham
   Allan J. Bloostein
   Jane F. Dasher
   Donald R. Foley
   R. Jay Gerken, Chairman
   Richard E. Hanson, Jr.
   Dr. Paul Hardin
   Roderick C. Rasmussen
   John P. Toolan

   OFFICERS
   R. Jay Gerken
   President and Chief
   Executive Officer

   Lewis E. Daidone
   Senior Vice President
   and Chief Administrative Officer

   Richard L. Peteka
   Chief Financial Officer
   and Treasurer

   Peter M. Coffey
   Vice President and Investment Officer

   Kaprel Ozsolak
   Controller

   Christina T. Sydor
   Secretary

INVESTMENT MANAGER
Smith Barney Fund
  Management LLC

DISTRIBUTOR
Citigroup Global Markets Inc.

CUSTODIAN
State Street Bank and
  Trust Company

TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

SMITH BARNEY MUNI FUNDS

--------------------------------------------------------------------------------


This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Florida Portfolio, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

WWW.SMITHBARNEY.COM/MUTUALFUNDS

(C)2003 Citigroup Global Markets Inc.

Member NASD, SIPC

FD2298 5/03                                                              03-4849

                                  SMITH BARNEY
                                   MUNI FUNDS
                                GEORGIA PORTFOLIO
                             PENNSYLVANIA PORTFOLIO

                 CLASSIC SERIES | ANNUAL REPORT | MARCH 31, 2003



 Logo: Smith Barney
       Mutual Funds
 Your Serious Money. Professionally Managed.(R)



     Your Serious Money. Professionally Managed.(R) IS A REGISTERED MARK OF
                         CITIGROUP GLOBAL MARKETS INC.

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

                            LETTER FROM THE CHAIRMAN

PHOTO OF: R. JAY GERKEN

R. JAY GERKEN
Chairman, President and
Chief Executive Officer


Dear Shareholder,

As you know, bonds have been the financial investment of choice over the last few years. In fact, with stocks mired in a fierce bear market, investment-grade bonds have outperformed the broad equity market in each of the last three years, the first time that has happened since the dawn of the Second World War.

Municipal bonds and funds that focus on them have been particular investor favorites and for good reason. On an after-tax basis, municipals, which are exempt from federal income taxes, continue to offer more competitive yields than Treasuries and other bonds taxable on a federal level with comparable maturities. As the portfolio manager notes in the accompanying letter, although yields are subject to change, as of the period's close the pre-tax yield on a 10-year insured municipal bond registered at 3.50% versus 3.80% on the 10-year Treasury note. However, for an investor in the 31% federal income tax bracket, a Treasury would have to yield 5.07% in order to match the municipal's yield after accounting for the effect of federal income taxes./i/ Furthermore, municipals are backed by the generally solid credit of state and local governments and by predictable revenue streams from installations, such as utility, transportation and water-and-sewer systems.

Not that there isn't cause for some concern. Municipals have experienced a strong spate of outperformance that may not be sustainable. Interest rates may be poised to rise in coming months, potentially depressing the prices of outstanding bonds. The sluggish U.S. economy has been reflected on the local level, with many states and municipalities grappling with budget deficits.

In our opinion, this is all the more reason why investing in municipal bonds with a professional fund manager is a more prudent strategy than buying these bonds directly. Fund managers can provide the diversification that is so important in managing risk. And in periods of rising interest rates, they can take steps to mitigate declining bond prices, such as shortening overall portfolio duration. In the following pages, your fund manager will explain the specific steps being taken to manage the Fund in this very dynamic climate.

         1 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

Bottom line: As an investor, you should always work with your financial adviser to design and maintain a portfolio that suits your long-term goals and appetite for risk. If tax-free income is part of that equation, municipal bonds remain an excellent choice.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and Chief Executive Officer

April 10, 2003

         2 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

                                MANAGER OVERVIEW

PHOTO OF: PETER M. COFFEY

PETER M. COFFEY
Vice President and Investment Officer


SWINGS IN INVESTOR SENTIMENT
When the period began, lingering concerns about the integrity of corporate financial reporting practices and the strength of the U.S. economy prompted many investors to shift money into conservative investments, specifically fixed-income securities with higher credit ratings. The demand boosted prices of higher-rated municipal bonds throughout the first half of the period through the early fall, although U.S. Treasury securities generated particularly strong performances.

Following an economic report released in October that reflected a weak labor market, the Federal Reserve ("Fed")/ii/ cut short-term interest rates to a four-decade low to help stimulate the economy. (Lower rates can encourage consumers and corporations to borrow and subsequently spend more, thereby increasing economic activity.) That month investors reallocated money from investment-grade municipal bonds into stocks and other riskier assets such as corporate high-yield bonds,/iii/ anticipating that the economy would improve and help strengthen companies' credit profiles. As stocks surged in price during the October-to-November period, municipal bonds collectively retreated amid outflows of cash from municipal bond funds.

As concerns about Iraq and the economy resurfaced, investors again gravitated to higher-rated bond issues. In December, the Lehman Brothers Municipal Bond Index/iv/ returned 2.11%, reflecting its second-best monthly return since January 2001. Throughout the final quarter of the Fund's fiscal period, municipal bonds continued to fluctuate but, on a total return basis, finished in positive territory and outperformed many of their taxable brethren on an after-tax basis.

EFFECT OF HEAVY BOND ISSUANCE
Declining tax receipts significantly reduced many municipalities' revenues. Consequently, many municipalities aggressively borrowed throughout the period by issuing new bonds. In fact, more than $357 billion of municipal bonds were issued last year (a new annual record), a pace that continued through the first quarter of 2003. Although the market absorbed these issues with relative ease and municipal bond prices advanced, these hefty supplies dampened their returns as the market had to assimilate this large supply. This contributed to the municipal market's more muted performance versus U.S. Treasuries. As a result, municipal and Treasury yields moved closer to parity.

         3 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

As of March 31st, the yield on a 10-year municipal bond was equivalent to nearly 94% of that on a comparable-maturity Treasury, compared to levels below 85% earlier in the period. Given the favorable tax-treatment on municipal bond interest, we believe that the yields on municipal bonds as of the period's close were at competitive levels relative to Treasuries.

Given that a significant amount of new bonds were issued by municipalities to refinance their older higher-yielding bonds, we anticipate that new issuance activity will begin to taper off once interest rates have risen to a reasonable extent.

GEORGIA PORTFOLIO

PERFORMANCE REVIEW
For the 12 months ended March 31, 2003, the total return on Class A shares of the Smith Barney Muni Funds -- Georgia Portfolio ("Fund"), without sales charges, was 8.54%. Over the period, the total return on the Lehman Brothers Municipal Bond Index was 9.89%. The Fund's Lipper peer group of Georgia municipal debt funds, generated an average total return of 8.57% for the same period./1/ However, your Fund continued to be among the leaders of its peer group in terms of the relatively high level of tax-exempt dividend income it provided throughout the period./2/ However, certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

A contributing factor to the Fund's underperformance to the indices was due to the more conservative investment approach we initiated in accordance with our outlook for interest rates. We believe interest rates are poised to rise in the future, and given that bond prices move opposite to interest rates, we invested in issues with favorable levels of tax-exempt income with shorter durations (whose prices are less sensitive to interest rate fluctuations). Therefore, when rates dropped, the Fund generated comparatively lower short-term returns because of its shorter duration. However, if rates were to rise, we expect the portfolio will be less susceptible to interest rate risk and is prudently positioned for seeking long-term results as well as competitive streams of tax-exempt income.



-----------------
1 Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended March 31, 2003, calculated among 29 funds in the Georgia municipal debt fund category with reinvestment of dividends and capital gains excluding sales charges.

2 Source: Lipper, Inc. Refers to the annualized distribution yield, which is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV as of the end of the period. The Fund's annualized distribution yield of 4.81% (Class A shares) assumes a current monthly income dividend rate of $0.053 for 12 months. Yields of other share classes may vary. The average annualized distribution yield for the funds in this Lipper universe is 3.89%. These rates are as of March 31, 2003 and are subject to change. Note: The Fund seeks as high a level of current income exempt from regular federal income taxes and Georgia personal income taxes as is consistent with prudent investing.

         4 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

GEORGIA HIGHLIGHTS
Georgia experienced a 4.7% decline in revenue collections during fiscal 2002, but its financial condition has remained fiscally sound due to more than $1 billion in three reserve funds. A balanced fiscal 2003 budget has been adopted which did not draw upon reserve funds, although additional budget cuts of up to 3% have been contemplated depending upon actual revenue receipts. Georgia's state-backed general obligation long-term debt was recently rated AAA by Standard & Poor's Ratings Service ("S&P") and Aaa by Moody's Investors Service./v/

FUND'S CREDIT COMPOSITION
In our opinion, Georgia's economy has performed more favorably during the recent national economic downturn than many other states, as reflected by the high credit rating of its long-term debt. Although the Fund maintained a fair amount of exposure to general obligation bonds issued by the State and local municipalities, a significant portion of these issues were backed by an insurer. To seek enhanced tax-exempt income and diversification, the Fund maintained significant exposure to the hospital sector, issues backed by school districts, and essential service revenue bonds to finance public works, such as water-and-sewer systems, which are supported directly by the operating revenues of these systems. The hospital sector performed more favorably than many other sectors, although it came under slight pressure toward the end of the reporting period as government-funded reimbursement programs became less accommodative. When investing in medium-grade issues, we targeted those bonds that we thought offered the best risk-reward ratio. Although the State's revenues are down somewhat, its credit remains strong and we believe the Fund is appropriately diversified in terms of its credit and maturity composition for the long term.

PENNSYLVANIA PORTFOLIO

PERFORMANCE REVIEW
For the 12 months ended March 31, 2003, the total return on Class A shares of the Smith Barney Muni Funds -- Pennsylvania Portfolio ("Fund"), without sales charges, was 8.49%. Over the same period, the total return on the Lehman Brothers Municipal Bond Index was 9.89%. The Fund's Lipper peer group of Pennsylvania municipal debt funds generated an average total return of 8.55% for the same period./3/ However, your Fund continued to be among the leaders of its peer group in terms of the relatively high level of tax-exempt dividend income it



----------------
3 Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended March 31, 2003, calculated among 62 funds in the Pennsylvania municipal debt fund category with reinvestment of dividends and capital gains excluding sales charges.

         5 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders provided throughout the period./4/ However, certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Given our view that interest rates may eventually rise and that bond prices move opposite to interest rates, we invested in bonds that offered competitive levels of tax-exempt income and had shorter durations (their prices are less sensitive to interest rate fluctuations). As a result, when rates declined further, the Fund generated comparatively lower short-term returns because of its shorter duration. However, if rates were to rise, we expect the portfolio will be less susceptible to interest rate risk and better positioned for the long term.

PENNSYLVANIA HIGHLIGHTS
As in the case with many states, Pennsylvania's revenues declined during its fiscal year 2002. To balance the budget for fiscal year 2002, the Commonwealth used its entire rainy day fund, which exceeded $1 billion, and moved to reduce expenses. The Commonwealth's budget for fiscal year 2003 also includes some shifts in funding that will help put the budget in balance. As of November 2002, revenues were bout $96 million below projections and the Commonwealth forecasts that there will be a $433 million gap for fiscal year 2003. To address this gap, the Governor has announced several measures that include not renewing certain appropriations and utilization of certain unappropriated balances. Pennsylvania's state-backed general obligation long-term debt was recently rated AA by S&P and Aa2 by Moody's Investors Service.

FUND'S CREDIT COMPOSITION
While the Fund maintained a significant level of exposure to general obligation bonds of issuers on state and local levels, many of these issues were backed by an insurer. The Fund maintained significant exposure to the hospital sector for the generally higher yields available versus other sectors. It also invested in issues backed by school districts and essential service revenue bonds to finance public works, such as transportation systems, which are supported directly by the operating revenues of these systems. The hospital sector in general performed better than many other sectors, although it came under slight pressure toward the end of the reporting period as government-funded reimbursement programs became less accommodative. In accordance with our basic investment approach, when investing in medium-grade issues, we targeted those bonds we thought offered



------------------
4 Source: Lipper, Inc. Refers to the annualized distribution yield, which is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV as of the end of the period. The Fund's annualized distribution yield of 4.92% (Class A shares) assumes a current monthly income dividend rate of $0.054 for 12 months. Yields of other share classes may vary. The average annualized distribution yield for the funds in this Lipper universe is 4.06%. These rates are as of March 31, 2003 and are subject to change. Note: The Fund seeks as high a level of current income exempt from regular federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing.

         6 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders the best risk-reward ratio. Despite today's challenging economic environment, we believe the Fund is appropriately diversified in terms of its credit and maturity composition for the long term.

ECONOMIC AND INTEREST RATE OUTLOOK
During the past two years, the bond markets have been driven higher to a large extent by rate reductions triggered by the Fed, as bond prices move opposite to interest rate movements. (When rates drop, the expectation is that newer bonds will be issued at lower rates, which make the outstanding bonds more valuable.) Since May 2000, the Fed has repeatedly cut short-term rates beginning from 6.5% to the current level of 1.25%.

Going forward through 2003 and 2004 (the latter being a presidential-election year), we believe that fiscal stimulus policies such as taxation measures put into place by Congress and the Bush Administration will play a greater role in influencing the direction of the economy and bond markets. If these policy decisions are successfully implemented, which we believe will be the case, the economic climate should improve later this year and into 2004. Once economic activity gains sufficient momentum, we believe the Fed may be inclined to raise its interest rate targets to at least take back some of the aggressive easing of monetary policy it had undertaken with earlier rate cuts to help offset economic weakness. Considering that interest rates and bond market yields are at or near four-decade lows, in the current environment, we think that the most likely direction for a meaningful change in market levels is toward higher rates. Given that rising rates may exert some pressure on bond prices, we have erred on the side of caution in structuring the interest rate risk profile of the following portfolios while seeking favorable levels of tax-exempt income.

DEFENSIVE APPROACHES
In light of the combination of monetary and fiscal stimulus working its way into the system, we believe the economy will strengthen moving into the second half of this year. Rather than stretching to position your portfolio for any short-term economic weakness when there is little extra income to be gained, we believe it more prudent to be early in preparing for a more sustained economic recovery on the horizon. To help minimize price fluctuations that may occur in a rising rate environment, we employed several approaches in both Funds. While using these techniques slightly hampered relative performance of the portfolio when rates continued to decline, we believe they will benefit the portfolio should rates rise in the future as we anticipate.

     o SHORTENING MATURITIES. Given that bonds with longer maturities are typically more sensitive to interest rate movements, we reduced the average maturity of issues held in the portfolios. Over the past year, the

         7 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders average call-adjusted effective maturity/vi/ dropped from 15.13 to
          9.98 years in the Georgia Portfolio and 16.34 to 10.00 years in the Pennsylvania Portfolio.

     o TARGETING BONDS WITH HIGHER COUPONS (the fixed interest rate the issuer promises to pay to the bondholder until maturity). We will also continue to selectively seek higher-coupon bonds priced at premiums to their face value. Because these bonds were typically issued during previous periods when rates were higher we believe their coupons would be more in line with those on bonds issued in the future if interest rates were to rise. These issues may also be more resilient than lower-coupon issues if rates rise. In particular, we focused on higher-coupon callable bonds, which can be redeemed by the issuer at specified dates prior to the maturity date. In effect, these bonds tend to trade more in line with their expected call dates rather than their final maturities, thus making them less sensitive to rising rates than similar bonds without call provisions. (This strategy also enabled us to significantly reduce the market sensitivity of the portfolio while obtaining a much greater proportion of the higher yields associated with longer-maturity bonds than would have been available had we simply invested in much shorter-maturity issues.)

     o SELLING FUTURES TO HELP HEDGE AGAINST RISING INTEREST RATES. We plan to continue to maintain a short position in futures (exchange-traded contracts that may be used for hedging purposes).

MUNICIPALS: COMPETITIVELY POSITIONED
In the current market, we feel that investors can get a little more bang for their buck than usual by investing in municipal bonds versus their taxable bond counterparts. For example, although yields are subject to change, as of the period's close, the pre-tax yield on a 10-year insured municipal bond registered at 3.50% versus 3.80% on the 10-year Treasury note. However, for an investor in the 31% federal income tax bracket, a Treasury would have to yield 5.07% in order to match the municipal's yield after accounting for the effect of federal income taxes.

While subject to change, in addition to currently offering competitive after-tax yields versus Treasuries, if interest rates rise, investment-grade municipals may prove more resilient than Treasuries given that municipal bond prices have not risen as much during the period. In addition, studies have suggested that fixed-income securities, as part of a diversified portfolio, may help minimize overall portfolio volatility. Remember, however, that diversification does not assure against market losses.

Having professional management to actively monitor economic activity and navigate a portfolio within a changing environment can be a critical added advantage,

         8 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders particularly in these uncertain times. We believe that our experience in managing assets in all market environments enables us to more effectively manage your money.

Thank you for your investment in the Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios. We look forward to continuing to help you meet your investment objectives.



Sincerely,

/s/ Peter M. Coffey
Peter M. Coffey
Vice President and Investment Officer

April 10, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 18 through 28 for a list and percentage breakdown of the Funds' holdings.


------------------
i The taxable equivalent yield applies to income taxation on a federal (not state and local) level. The taxable equivalent yield would be slightly lower for an investor below the federal income tax bracket of 31% and slightly higher for an investor in a higher tax bracket. Note that while interest on Treasuries is exempt from state and local income taxes, interest on municipal securities may be subject to these taxes.

ii The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii High-yield bonds are a speculative investment and are subject to additional credit/default risk versus higher-rated issues.

iv The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

v Standard & Poor's Ratings Service and Moody's Investors Service are nationally recognized credit rating agencies.

vi This average is based upon a "call-adjusted" effective maturity, which factors in the date at which a bond may be called by the issuer (as an alternative to the maturity date) provided that the yield on the call date is lower than that on the maturity date. Adjusting for call refers to the consideration of whether or not a bond is callable prior to maturity and trading at a premium to face value when determining its effective maturity date.

         9 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

                                GEORGIA PORTFOLIO

HISTORICAL PERFORMANCE -- CLASS A SHARES


                        NET ASSET VALUE
                     --------------------
                     BEGINNING      END        INCOME   CAPITAL GAIN   TOTAL
YEAR ENDED            OF YEAR     OF YEAR    DIVIDENDS DISTRIBUTIONS RETURNS(1)+
================================================================================
3/31/03               $12.79      $13.22       $0.65       $0.00         8.54%
--------------------------------------------------------------------------------
3/31/02                13.08       12.79        0.65        0.00         2.76
--------------------------------------------------------------------------------
3/31/01                12.40       13.08        0.65        0.00        11.02
--------------------------------------------------------------------------------
3/31/00                13.43       12.40        0.62        0.00        (2.97)
--------------------------------------------------------------------------------
3/31/99                13.43       13.43        0.65        0.09         5.61
--------------------------------------------------------------------------------
3/31/98                12.48       13.43        0.67        0.08        13.85
--------------------------------------------------------------------------------
3/31/97                12.50       12.48        0.67        0.08         5.95
--------------------------------------------------------------------------------
3/31/96                12.10       12.50        0.70        0.05         9.67
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.00       12.10        0.62        0.00         6.29++
================================================================================
Total                                          $5.88       $0.30
================================================================================

HISTORICAL PERFORMANCE -- CLASS B SHARES

                        NET ASSET VALUE
                     --------------------
                     BEGINNING      END       INCOME   CAPITAL GAIN   TOTAL
YEAR ENDED            OF YEAR     OF YEAR    DIVIDENDS DISTRIBUTIONS RETURNS(1)+
================================================================================
3/31/03               $12.76      $13.19       $0.58       $0.00         8.03%
--------------------------------------------------------------------------------
3/31/02                13.07       12.76        0.59        0.00         2.12
--------------------------------------------------------------------------------
3/31/01                12.40       13.07        0.59        0.00        10.39
--------------------------------------------------------------------------------
3/31/00                13.42       12.40        0.55        0.00        (3.45)
--------------------------------------------------------------------------------
3/31/99                13.43       13.42        0.58        0.09         4.99
--------------------------------------------------------------------------------
3/31/98                12.47       13.43        0.60        0.08        13.39
--------------------------------------------------------------------------------
3/31/97                12.50       12.47        0.61        0.08         5.33
--------------------------------------------------------------------------------
3/31/96                12.11       12.50        0.65        0.05         9.08
================================================================================
Inception* - 3/31/95   12.27       12.11        0.49        0.00         2.88++
================================================================================
Total                                          $5.24       $0.30
================================================================================

         10 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

                                GEORGIA PORTFOLIO

HISTORICAL PERFORMANCE -- CLASS L SHARES

                        NET ASSET VALUE
                     --------------------
                     BEGINNING      END       INCOME   CAPITAL GAIN   TOTAL
YEAR ENDED            OF YEAR     OF YEAR    DIVIDENDS DISTRIBUTIONS RETURNS(1)+
================================================================================
3/31/03               $12.75      $13.17       $0.57       $0.00         7.90%
--------------------------------------------------------------------------------
3/31/02                13.05       12.75        0.58        0.00         2.15
--------------------------------------------------------------------------------
3/31/01                12.39       13.05        0.58        0.00        10.26
--------------------------------------------------------------------------------
3/31/00                13.41       12.39        0.54        0.00        (3.51)
--------------------------------------------------------------------------------
3/31/99                13.41       13.41        0.58        0.09         5.01
--------------------------------------------------------------------------------
3/31/98                12.46       13.41        0.59        0.08        13.23
--------------------------------------------------------------------------------
3/31/97                12.49       12.46        0.60        0.08         5.28
--------------------------------------------------------------------------------
3/31/96                12.09       12.49        0.64        0.05         9.12
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.06       12.09        0.56        0.00         5.11++
================================================================================
Total                                          $5.24       $0.30
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.


AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

                                                    WITHOUT SALES CHARGES(1)
                                               ---------------------------------
                                               CLASS A     CLASS B     CLASS L
================================================================================
Twelve Months Ended 3/31/03                        8.54%      8.03%       7.90%
--------------------------------------------------------------------------------
Five Years Ended 3/31/03                           4.88       4.30        4.25
--------------------------------------------------------------------------------
Inception* through 3/31/03                         6.65       5.89        5.99
================================================================================

                                                    WITH SALES CHARGES(2)
                                               ---------------------------------
                                               CLASS A     CLASS B     CLASS L
================================================================================
Twelve Months Ended 3/31/03                        4.22%      3.53%      5.83%
--------------------------------------------------------------------------------
Five Years Ended 3/31/03                           4.03       4.14       4.04
--------------------------------------------------------------------------------
Inception* through 3/31/03                         6.17       5.89       5.87
================================================================================

         11 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

                                GEORGIA PORTFOLIO

CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                                        WITHOUT SALES CHARGES(1)
================================================================================
Class A (Inception* through 3/31/03)                            78.44%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/03)                            65.46
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/03)                            68.37
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are April 4, 1994, June 15, 1994 and April 14, 1994, respectively.

        12 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

               VALUE OF $10,000 INVESTED IN CLASS A SHARES OF THE
       GEORGIA PORTFOLIO VS. LEHMAN BROTHERS GEORGIA MUNICIPAL BOND INDEX,
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX
                AND LIPPER GEORGIA MUNICIPAL DEBT FUNDS AVERAGE+

--------------------------------------------------------------------------------

                            April 1994 -- March 2003


Line Chart:
                                                                    GEORGIA
            LIPPER GEORGIA   LEHMAN BROTHERS    LEHMAN BROTHERS     PORTFOLIO -
            MUNICIPAL DEBT   MUNICIPAL BOND     GEORGIA MUNICIPAL   CLASS A
            FUNDS AVERAGE    INDEX              BOND INDEX          SHARES
4/4/94      10000            10000              10000               9600
3/95        10580            10744              10795               10204
3/96        11372            11645              11675               11191
3/97        11934            12278              12289               11857
3/98        13226            13594              13573               13500
3/99        13897            14437              14362               14257
3/00        13600            14424              14365               13835
3/01        15003            16000              15965               15358
3/02        15413            16612              16526               15783
3/31/03     16731            18253              18280               17131




+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2003. The Lehman Brothers Georgia Municipal Bond Index (consisting of Georgia municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Georgia Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (29 funds as of March 31, 2003). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         13 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

                             PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE -- CLASS A SHARES

                        NET ASSET VALUE
                     --------------------
                     BEGINNING      END       INCOME   CAPITAL GAIN   TOTAL
YEAR ENDED            OF YEAR     OF YEAR    DIVIDENDS DISTRIBUTIONS RETURNS(1)+
================================================================================
3/31/03               $12.79      $13.18       $0.68       $0.00         8.49%
--------------------------------------------------------------------------------
3/31/02                12.89       12.79        0.70        0.00         4.69
--------------------------------------------------------------------------------
3/31/01                12.18       12.89        0.69        0.00        11.84
--------------------------------------------------------------------------------
3/31/00                13.44       12.18        0.66        0.02        (4.31)
--------------------------------------------------------------------------------
3/31/99                13.54       13.44        0.69        0.15         5.61
--------------------------------------------------------------------------------
3/31/98                12.66       13.54        0.69        0.11        13.52
--------------------------------------------------------------------------------
3/31/97                12.62       12.66        0.71        0.00         6.11
--------------------------------------------------------------------------------
3/31/96                12.40       12.62        0.72        0.05         8.08
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.00       12.40        0.62        0.00         8.82++
================================================================================
Total                                          $6.16       $0.33
================================================================================

HISTORICAL PERFORMANCE -- CLASS B SHARES

                        NET ASSET VALUE
                     --------------------
                     BEGINNING      END       INCOME   CAPITAL GAIN   TOTAL
YEAR ENDED            OF YEAR     OF YEAR    DIVIDENDS DISTRIBUTIONS RETURNS(1)+
================================================================================
3/31/03               $12.76      $13.14       $0.61       $0.00         7.89%
--------------------------------------------------------------------------------
3/31/02                12.86       12.76        0.64        0.00         4.22
--------------------------------------------------------------------------------
3/31/01                12.17       12.86        0.63        0.00        11.15
--------------------------------------------------------------------------------
3/31/00                13.42       12.17        0.59        0.02        (4.78)
--------------------------------------------------------------------------------
3/31/99                13.52       13.42        0.62        0.15         5.07
--------------------------------------------------------------------------------
3/31/98                12.64       13.52        0.62        0.11        12.97
--------------------------------------------------------------------------------
3/31/97                12.61       12.64        0.65        0.00         5.56
--------------------------------------------------------------------------------
3/31/96                12.39       12.61        0.66        0.05         7.61
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.35       12.39        0.48        0.00         4.48++
================================================================================
Total                                          $5.50       $0.33
================================================================================

         14 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

                             PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE -- CLASS L SHARES

                       NET ASSET VALUE
                     -------------------
                     BEGINNING      END       INCOME   CAPITAL GAIN   TOTAL
YEAR ENDED            OF YEAR     OF YEAR    DIVIDENDS DISTRIBUTIONS RETURNS(1)+
================================================================================
3/31/03               $12.75      $13.13       $0.61       $0.00         7.84%
--------------------------------------------------------------------------------
3/31/02                12.85       12.75        0.63        0.00         4.16
--------------------------------------------------------------------------------
3/31/01                12.16       12.85        0.62        0.00        11.08
--------------------------------------------------------------------------------
3/31/00                13.41       12.16        0.58        0.02        (4.83)
--------------------------------------------------------------------------------
3/31/99                13.51       13.41        0.61        0.15         5.02
--------------------------------------------------------------------------------
3/31/98                12.64       13.51        0.62        0.11        12.84
--------------------------------------------------------------------------------
3/31/97                12.61       12.64        0.65        0.00         5.51
--------------------------------------------------------------------------------
3/31/96                12.39       12.61        0.66        0.05         7.56
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.00       12.39        0.56        0.00         8.14++
================================================================================
Total                                          $5.54       $0.33
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.


AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

                                                    WITHOUT SALES CHARGES(1)
                                              ---------------------------------
                                               CLASS A     CLASS B     CLASS L
================================================================================
Twelve Months Ended 3/31/03                     8.49%       7.89%       7.84%
--------------------------------------------------------------------------------
Five Years Ended 3/31/03                        5.12        4.57        4.51
--------------------------------------------------------------------------------
Inception* through 3/31/03                      6.88        6.06        6.27
================================================================================

                                                     WITH SALES CHARGES(2)
                                              ---------------------------------
                                               CLASS A     CLASS B     CLASS L
================================================================================
Twelve Months Ended 3/31/03                     4.17%       3.39%       5.76%
--------------------------------------------------------------------------------
Five Years Ended 3/31/03                        4.27        4.41        4.30
--------------------------------------------------------------------------------
Inception* through 3/31/03                      6.40        6.06        6.15
================================================================================

         15 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

                             PENNSYLVANIA PORTFOLIO

CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                                        WITHOUT SALES CHARGES(1)
================================================================================
Class A (Inception* through 3/31/03)                            81.88%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/03)                            67.63
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/03)                            72.66
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are April 4, 1994, June 20, 1994 and April 5, 1994, respectively.

        16 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

               VALUE OF $10,000 INVESTED IN CLASS A SHARES OF THE
        PENNSYLVANIA PORTFOLIO VS. LEHMAN BROTHERS PENNSYLVANIA MUNICIPAL
                BOND INDEX, LEHMAN BROTHERS MUNICIPAL BOND INDEX,
              AND LIPPER PENNSYLVANIA MUNICIPAL DEBT FUNDS AVERAGE+

Line Chart:
                             April 1994 -- March 2003
                                                    LEHMAN
                                                    BROTHERS        PENNSYLVANIA
           LIPPER PENNSYLVANIA   LEHMAN BROTHERS    PENNSYLVANIA    PORTFOLIO -
           MUNICIPAL DEBT        MUNICIPAL BOND     MUNICIPAL       CLASS A
           FUNDS AVERAGE         INDEX              BOND INDEX      SHARES
4/4/94     10000                 10000              10000           9600
3/95       10586                 10744              10765           10447
3/96       11368                 11645              11638           11290
3/97       11938                 12278              12282           11981
3/98       13169                 13594              13529           13601
3/99       13778                 14437              14341           14364
3/00       13409                 14424              14297           13745
3/01       14683                 16000              15978           15373
3/02       15184                 16612              16631           16095
3/31/03    16484                 18253              18296           17461

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2003. The Lehman Brothers Pennsylvania Municipal Bond Index (consisting of Pennsylvania municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Pennsylvania Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (62 funds as of March 31, 2003). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         17 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULES OF INVESTMENTS                                          MARCH 31, 2003

                                GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                                   VALUE
=========================================================================================================
EDUCATION -- 16.8%
                      Private Colleges & Universities Authority Revenue:
                         Emory University Project, Series A:
$ 1,000,000   AA           5.500% due 11/1/24+                                                $ 1,074,710
  2,000,000   AA           5.500% due 11/1/31+                                                  2,120,560
                         Mercer Housing Corp. Project:
    500,000   Baa1*        5.750% due 10/1/21                                                     543,895
  2,000,000   BBB          Series A, 6.000% due 6/1/31+                                         2,051,180
  1,000,000   Baa1*      Mercer University Project, 5.750% due 10/1/31+                         1,046,520
    250,000   A1*     Rockdale County School District, 6.000% due 1/1/04                          259,015
                      Savannah EDA:
  1,000,000   BBB-       College of Art & Design Inc. Project, 6.800% due 10/1/19               1,105,060
  1,000,000   A          Student Housing Revenue, (University Funding Foundation
                           Project), Series A, ACA-Insured, 6.750% due 11/15/20                 1,100,610
  1,000,000   A       Virgin Islands University, Refunding & Improvement, Series A,
                         ACA-Insured, 6.000% due 12/1/24                                        1,082,830
---------------------------------------------------------------------------------------------------------
                                                                                               10,384,380
---------------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (B) -- 8.7%
    275,000   AAA     Cherokee County Water & Sewer Authority Revenue,
                         MBIA-Insured, 9.625% due 8/1/04                                          293,595
    670,000   AAA     Clarke County Hospital Authority Revenue, MBIA-Insured,
                         9.875% due 1/1/06                                                        762,427
                      Cobb County Kennestone Hospital Authority Revenue:
    240,000   Aaa*       9.500% due 2/1/08                                                        289,949
    895,000   AAA        Series 86A, MBIA-Insured, 7.750% due 2/1/07                            1,005,183
  1,185,000   AAA     Columbus Medical Center Hospital Authority Revenue,
                         Certificate of Anticipation, 7.750% due 7/1/10                         1,420,590
    290,000   AAA     Fulton County Water & Sewer Revenue, FGIC-Insured,
                         6.375% due 1/1/14                                                        353,069
    450,000   AAA     Puerto Rico Commonwealth Aqueduct & Sewer Authority
                         Revenue, 10.250% due 7/1/09                                              573,831
    630,000   AAA     Tri-City Hospital Authority Revenue, South Fulton Hospital,
                         FGIC-Insured, 10.250% due 7/1/06++                                       722,087
---------------------------------------------------------------------------------------------------------
                                                                                                5,420,731
---------------------------------------------------------------------------------------------------------
FINANCE -- 0.8%
    500,000   NR      Virgin Islands Public Finance Authority Revenue, Series E,
                     6.000% due 10/1/22                                                           505,100
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

         18 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003

                                GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                                   VALUE
=========================================================================================================
GENERAL OBLIGATION -- 7.0%
$ 1,000,000   AAA     Georgia State, Series B, 5.750% due 8/1/17                              $ 1,197,880
    500,000   AA      Jefferson, GA 5.900% due 2/1/25                                             548,430
  2,000,000   AAA     Puerto Rico Commonwealth, RITES, XLCA-Insured,
                         5.500% due 7/1/17+                                                     2,618,160
---------------------------------------------------------------------------------------------------------
                                                                                                4,364,470
---------------------------------------------------------------------------------------------------------
HOSPITALS -- 9.8%
  1,000,000   A       Athens-Clarke County University Government Authority Revenue,
                         Catholic Health East Issue, 5.375% due 11/15/22                        1,008,530
  1,000,000   A-      Chatham County Hospital Authority Revenue,
                         6.125% due 1/1/24                                                      1,049,890
  1,000,000   Aaa*    Newton County Hospital Authority Revenue, (Newton Health
                         System Project), AMBAC-Insured, 6.100% due 2/1/24+                     1,132,600
                      Puerto Rico Industrial, Tourist, Educational, Medical &
                         Environmental Control Facilities Financing Authority, Series A:
    715,000   BBB-         Mennonite General Hospital Project, 5.625% due 7/1/27                  589,475
  1,000,000   BBB-         Ryder Memorial Hospital Project, 6.700% due 5/1/24                   1,009,020
  1,175,000   Aaa*    Ware County Hospital Authority Revenue, Certificates of
                         Anticipation, MBIA-Insured, 5.500% due 3/1/21                          1,275,521
---------------------------------------------------------------------------------------------------------
                                                                                                6,065,036
---------------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 13.3%
    500,000   AAA     Acworth Housing Authority Revenue, (Wingate Falls Apartments
                         Project), FSA-Insured, 6.125% due 3/1/17 (c) 529,260
                      Atlanta Urban Residential Finance Authority, MFH Revenue:
    880,000   B          Cascade Pines Housing Project, 6.250% due 9/1/10 (c)                     790,742
  1,070,000   NR         Park Place Apartments, Series A, 6.750% due 3/1/31                     1,003,928
                      Clayton County Housing Authority, MFH Revenue, Series A:
  1,000,000   Ba1*       Magnolia Park Apartments Project, 6.125% due 12/1/24                     873,760
  1,265,000   Aaa*       Southlake Cove Project, GNMA-Collateralized,
                           5.600% due 12/20/24                                                  1,343,455
  1,485,000   Aaa*       Vineyard Pointe Apartments Project, GNMA-Collateralized,
                           5.500% due 10/20/32                                                  1,541,564
  1,000,000   Aa2*    De Kalb County Housing Authority, MFH Revenue,
                         Friendly Hills Apartments, Series A, FHA-Insured,
                         7.050% due 1/1/39 (c)                                                  1,105,500
  1,000,000   AAA     Lawrenceville Housing Authority, MFH Revenue, (Knollwood
                         Park Apartments Project), FNMA-Collateralized,
                         6.250% mandatory tender 12/1/29 (c)                                    1,065,920
---------------------------------------------------------------------------------------------------------
                                                                                                8,254,129
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

         19 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003

                                GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                                   VALUE
=========================================================================================================
HOUSING: SINGLE-FAMILY -- 0.9%
$    55,000   AAA     Fulton County Housing Authority, Single-Family Mortgage Revenue,
                         Series A, GNMA-Collateralized, 6.600% due 3/1/28 (c)                  $   57,092
    300,000   AAA     Puerto Rico Housing Bank & Finance Agency, Single-Family
                         Mortgage, Affordable Housing Mortgage, Portfolio I,
                         FHLMC/FNMA/GNMA-Collateralized, 6.250% due 4/1/29 (c)                    312,414
    160,000   AAA     Virgin Islands HFA Refunding, Single-Family Mortgage Revenue,
                         Series A, GNMA-Collateralized, 6.450% due 3/1/16 (c)                     166,782
---------------------------------------------------------------------------------------------------------
                                                                                                  536,288
---------------------------------------------------------------------------------------------------------
LIFE CARE -- 1.1%
    660,000   BBB+    Fulton County Residential Care Facilities, Canterbury Court
                         Project, 6.300% due 10/1/24                                              665,168
---------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 7.3%
  1,000,000   Aaa*    Albany-Dougherty Inner City Authority, (Public Purpose Project),
                         AMBAC-Insured, 5.625% due 1/1/16                                       1,127,160
  1,000,000   AAA     Association County Commissioners of Georgia Leasing Program,
                         COP, (Rockdale County Public Purpose Project),
                         AMBAC-Insured, 5.625% due 7/1/20                                       1,097,520
  1,000,000   AAA     Fulton County Facilities Corp., (Fulton County Public Purpose
                         Project), 5.500% due 11/1/18                                           1,101,840
    500,000   BBB+    Puerto Rico Housing Bank & Finance Agency, 7.500% due 12/1/06               555,665
    745,000   B+      Puerto Rico Industrial, Tourist, Educational, Medical &
                         Environmental Control Facilities Financing Authority,
                         (San Lucas & Cristo Project), Series A, 5.750% due 6/1/19                658,736
---------------------------------------------------------------------------------------------------------
                                                                                                4,540,921
---------------------------------------------------------------------------------------------------------
POLLUTION CONTROL -- 9.6%
  1,000,000   BBB     De Kalb County Development Authority, PCR, (General Motors Corp.
                         Project), 6.000% due 3/15/21                                           1,025,240
  1,000,000   BBB-    Effingham County Development Authority, Solid Waste Disposal
                         Revenue, (Georgia-Pacific Project), 6.500% due 6/1/31                    728,900
    500,000   A       Monroe County Development Authority, PCR, (Oglethorpe Power
                         Co. Scherer Project), Series A, 6.800% due 1/1/12                        603,640
  2,000,000   BBB     Richmond County Development Authority, Environmental
                         Improvement Revenue, (International Paper Co. Project),
                         Series A, 6.250% due 2/1/25 (c)+                                       2,045,460
  1,000,000   NR      Rockdale County Development Authority, Solid Waste Disposal
                         Revenue, (Visy Paper Project), 7.500% due 1/1/26 (c)                   1,006,940
    500,000   Baa2*   Savannah EDA Refunding, PCR, (Union Camp Corp. Project),
                         6.150% due 3/1/17                                                        536,830
---------------------------------------------------------------------------------------------------------
                                                                                                5,947,010
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

         20 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003

                                GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                                   VALUE
=========================================================================================================
PRE-REFUNDED (D) -- 1.9%
$ 1,000,000   AAA     Fulton County MFH Authority Revenue, (Concorde Place
                         Apartment Project), Series A, (Call 7/1/06 @ 102),
                         6.300% due 7/1/16 (c)                                                $ 1,177,030
---------------------------------------------------------------------------------------------------------
PUBLIC FACILITIES -- 3.6%
    250,000   AAA     Butts County COP, MBIA-Insured, 6.750% due 12/1/14                          275,798
  1,000,000   AAA     Cobb-Marietta Counties Coliseum & Exhibit Hall Authority
                         Revenue, MBIA-Insured, 5.625% due 10/1/26                              1,136,910
  2,000,000   AAA     East Point Building Authority Revenue, FSA-Insured,
                         zero coupon due 2/1/20                                                   807,120
---------------------------------------------------------------------------------------------------------
                                                                                                2,219,828
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 4.0%
  2,000,000   AAA     Atlanta Airport Refunding Revenue, Series A,
                         FGIC-Insured, 5.500% due 1/1/26+                                       2,113,160
    250,000   AAA     Metropolitan Atlanta Rapid Transit Authority Revenue Refunding,
                         Series P, AMBAC-Insured, 6.250% due 7/1/20                               309,262
    200,000   B-      Puerto Rico Port Authority Revenue, Special Facilities American
                         Airlines, Series A, 6.250% due 6/1/26 (c)                                 35,000
---------------------------------------------------------------------------------------------------------
                                                                                                2,457,422
---------------------------------------------------------------------------------------------------------
UTILITIES -- 2.9%
    550,000   Aaa*    Elberton, GA Combined Utility System Revenue, Refunding &
                         Improvement, AMBAC-Insured, 5.500% due 1/1/19                            605,220
    500,000   AAA     Georgia Municipal Electric Authority, Power Revenue,
                         Series EE, AMBAC-Insured, 7.250% due 1/1/24                              669,350
    500,000   A-      Georgia Municipal Gas Authority Revenue, (Southern Storage
                         Gas Project), 6.300% due 7/1/09                                          529,105
---------------------------------------------------------------------------------------------------------
                                                                                                1,803,675
---------------------------------------------------------------------------------------------------------
WATER AND SEWER -- 12.3%
                      Atlanta Water & Wastewater Revenue, Series A:
  1,000,000   AAA        FGIC-Insured, 5.500% due 11/1/19                                       1,156,690
  1,000,000   AAA        MBIA-Insured, 5.500% due 11/1/27                                       1,118,970
    500,000   A+      Cartersville Development Authority Revenue Refunding, Sewer
                         Facilities, Anheuser Busch, 6.125% due 5/1/27 (c)                        522,195
    500,000   AA      Clayton County Water & Sewage Revenue, 5.625% due 5/1/20                    552,660
  1,385,000   AAA     Cobb County & Marietta Water Authority Revenue,
                         5.250% due 11/1/21                                                     1,519,567
  1,000,000   AAA     Columbia County Water & Sewer Revenue, FGIC-Insured,
                         5.500% due 6/1/25                                                      1,057,440
     10,000   AAA     Fulton County Water & Sewer Revenue, FGIC-Insured,
                         6.375% due 1/1/14                                                         12,081

                       See Notes to Financial Statements.

         21 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003

                                GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                                   VALUE
=========================================================================================================
WATER AND SEWER -- 12.3% (CONTINUED)
$   500,000   AAA     Milledgeville Water & Sewer Revenue, FSA-Insured,
                         6.000% due 12/1/21                                                    $  605,385
  1,000,000   AAA     Rockdale County Water & Sewer Authority Revenue, Series A,
                         MBIA-Insured, 5.500% due 7/1/25                                        1,061,350
---------------------------------------------------------------------------------------------------------
                                                                                                7,606,338
---------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                      (Cost -- $58,091,405**)                                                 $61,947,526
=========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Bonds escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Bonds escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
 + All or a portion of this security is segregated for open futures contracts commitments.
++ All or a portion of this security is held as collateral for open futures contracts commitments.
**   Aggregate cost for Federal income tax purposes is $58,077,226.

     See pages 29 and 30 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.

         22 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003
                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                                   VALUE
=========================================================================================================
EDUCATION -- 16.1%
$ 1,000,000   AA-     Allegheny County Higher Education Building Authority, University
                         Revenue, Carnegie Mellon University, 5.250% due 3/1/32               $ 1,033,000
  1,000,000   BBB-    Delaware County Authority, College Revenue, Neumann College,
                         FGIC-Insured, 6.000% due 10/1/31                                       1,042,520
  1,255,000   AAA     Grove City Area Hospital Authority Revenue, (Woodland
                         Place Project), FGIC-Insured, 5.500% due 3/1/25+                       1,332,044
    865,000   Aaa*    Hopewell Area School District, Capital Appreciation, FSA-Insured,
                         zero coupon due 9/1/20                                                   374,900
                      Lycoming County Authority, College Revenue, Pennsylvania College
                         of Technology, AMBAC-Insured:
  1,000,000   Aaa*         5.125% due 5/1/22                                                    1,040,070
  1,000,000   Aaa*         5.375% due 7/1/30                                                    1,045,960
  1,000,000   Aaa*         5.250% due 5/1/32                                                    1,043,230
  1,000,000   A       Pennsylvania State Higher Education Facilities Authority Revenue,
                         Drexel University, 6.000% due 5/1/29                                   1,075,650
     25,000   AAA     Pennsylvania State Higher Education Facilities College & University
                         Revenue, Temple University, MBIA-Insured, 9.375% due 6/15/03              25,409
  1,250,000   NR      Philadelphia, Hospitals & Higher Education Facilities Authority
                         Revenue, Chestnut Hill College, 6.000% due 10/1/29                     1,211,350
  1,000,000   AAA     Plum Boro School District, FGIC-Insured, 5.250% due 9/15/30               1,040,800
  1,000,000   AAA     State Public School Building Authority, (Daniel Bonne School District
                         Project), MBIA-Insured, 5.000% due 4/1/22                              1,032,570
  2,210,000   AA+     Swarthmore Boro Authority, College Revenue, 5.250% due 9/15/20+           2,359,197
---------------------------------------------------------------------------------------------------------
                                                                                               13,656,700
---------------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (b) -- 9.0%
    365,000   NR      Allegheny County Hospital Development Authority Revenue,
                         Montefiore Hospital Association Western Pennsylvania,
                         6.875% due 7/1/09                                                        414,282
    245,000   AAA     Berks County Municipal Authority, Hospital Revenue, Community
                         General Hospital, AMBAC-Insured, 9.500% due 7/1/05                       268,919
    480,000   AAA     Bristol Township Authority, Sewer Revenue, MBIA-Insured,
                         10.125% due 4/1/09                                                       603,158
  1,700,000   AAA     Cambria County Hospital Development Authority, Hospital Revenue,
                         Conemaugh Valley Memorial Hospital, 7.625% due 9/1/11+                 2,063,052
    135,000   AAA     Coatesville Water Guaranteed Revenue, 6.250% due 10/15/13                   156,686
  1,070,000   AAA     Conneaut School District, AMBAC-Insured, 9.500% due 5/1/12                1,388,625
    270,000   Aaa*    Hopewell Township, Special Obligation, 10.600% due 5/1/13                   333,844
    110,000   AAA     Lewisburg Area School District, AMBAC-Insured,
                         9.750% due 2/15/04                                                       118,111
    405,000   NR      Pennsylvania Housing Finance Agency, 7.750% due 12/1/07                     463,162

                       See Notes to Financial Statements.

         23 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003

                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                                   VALUE
=========================================================================================================
ESCROWED TO MATURITY (b) -- 9.0% (CONTINUED)
$    80,000   AAA     Scranton-Lackawanna Health & Welfare Authority Revenue,
                         (University of Scranton Project), AMBAC-Insured,
                         10.000% due 10/1/03                                                   $   83,481
     75,000   AAA     Southeastern Greene School District, 9.375% due 7/1/03                       76,499
    310,000   AAA     West Chester Sewer Revenue, 9.750% due 5/1/07                               360,868
                      Westmoreland County Municipal Authority:
    830,000   AAA        Special Obligation, 9.125% due 7/1/10+                                   984,131
     90,000   Aaa*       Water Revenue, 8.500% due 7/1/04                                          94,647
    180,000   AAA     York GO, AMBAC-Insured, 8.875% due 6/1/06                                   200,399
---------------------------------------------------------------------------------------------------------
                                                                                                7,609,864
---------------------------------------------------------------------------------------------------------
FINANCE -- 1.3%
  1,000,000   BBB-    Virgin Islands Public Finance Authority Revenue, Gross Receipts
                         Taxes, Series A, 6.500% due 10/1/24                                    1,125,050
---------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 14.3%
                      Allegheny County GO:
  1,000,000   AAA        Series C-52, FGIC-Insured, 5.250% due 11/1/21+                         1,055,830
  1,000,000   AAA        Series C-55, MBIA-Insured, 5.375% due 11/1/17+                         1,099,290
  1,000,000   AAA     Armstrong County GO, MBIA-Insured, 5.400% due 6/1/31                      1,051,080
  1,000,000   AAA     Dauphin County GO, Second Series, AMBAC-Insured,
                         5.125% due 11/15/22                                                    1,036,550
  1,000,000   AAA     Greater Johnstown School District, Series B, MBIA-Insured,
                         5.500% due 8/1/18                                                      1,101,980
  1,655,000   AAA     Greensburg Salem School District, FGIC-Insured,
                         5.375% due 9/15/18                                                     1,810,769
  1,000,000   Aaa*    Luzerne County, Series A, MBIA-Insured, 5.250% due 11/15/18               1,084,910
  1,000,000   AA      Pennsylvania State GO, First Series, 5.250% due 2/1/19                    1,074,430
  1,000,000   AAA     Philadelphia School District, Series A, FSA-Insured,
                         5.500% due 2/1/31                                                      1,063,880
  1,660,000   AAA     Pittsburgh County GO, Series A, AMBAC-Insured,
                         5.250% due 9/1/22                                                      1,752,993
---------------------------------------------------------------------------------------------------------
                                                                                               12,131,712
---------------------------------------------------------------------------------------------------------
HOSPITALS -- 10.5%
  1,000,000   A       Allegheny County Hospital Development Authority Revenue,
                         Catholic Health East Issue, 5.375% due 11/15/22+                       1,004,780
    185,000   BB+     Allentown Area Hospital Authority Revenue, Sacred Heart Hospital
                         of Allentown, Series A, 6.750% due 11/15/14                              178,925
    400,000   AA-     Geisinger Authority Health System, Geisinger Health System,
                         1.000% due 8/1/28                                                        400,000
  1,000,000   BBB+    Hazleton Health Services Authority, Hospital Revenue,
                         St. Joseph's Medical Center, 6.200% due 7/1/26                           996,220

                       See Notes to Financial Statements.

         24 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003

                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                                   VALUE
=========================================================================================================
HOSPITALS -- 10.5% (CONTINUED)
$ 1,000,000   A-      Horizon Hospital System Authority, Hospital Revenue, Horizon
                         Hospital Systems Inc., GO-Insured, 6.350% due 5/15/26                $ 1,033,790
  1,000,000   AA      Mifflin County Hospital Authority Revenue, Radian-Insured,
                         6.200% due 7/1/30                                                      1,097,180
  1,000,000   A       Pennsylvania State Higher Education Facilities Authority Revenue,
                         UPMC Health Systems, Series A, 6.000% due 1/15/31                      1,033,660
    525,000   AA      Potter County Hospital Authority Revenue, Charles Cole
                         Memorial Hospital, Radian-Insured, 6.050% due 8/1/24                     566,365
  1,075,000   BBB-    Puerto Rico Industrial, Tourist, Educational, Medical &
                         Environmental Control Facilities, (Ryder Memorial Hospital
                         Project), Series A, 6.700% due 5/1/24                                  1,084,697
  1,000,000   A-      Sayre Health Care Facilities Authority Revenue, Guthrie Health,
                         Series A, 5.875% due 12/1/31                                           1,020,970
    750,000   BB+     Scranton-Lackawanna Health & Welfare Authority Revenue,
                         (Moses Taylor Hospital Project), 6.250% due 7/1/20                       471,712
---------------------------------------------------------------------------------------------------------
                                                                                                8,888,299
---------------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 0.2%
    205,000   AAA     Pittsburgh Urban Redevelopment Authority, Mortgage Revenue,
                         Series B, GNMA/FNMA-Collateralized, 6.950% due 10/1/10 (c)               210,422
---------------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 5.2%
                      Allegheny County Residential Finance Authority, Mortgage Revenue,
                         Single-Family Mortgage, GNMA-Collateralized:
    890,000   Aaa*         Series FF-2, 6.000% due 11/1/31 (c)                                    928,982
    850,000   Aaa*         Series II-2, 5.900% due 11/1/32 (c)                                    883,600
                           Series Z:
    970,000   Aaa*           6.875% due 5/1/26 (c)                                              1,012,593
    790,000   Aaa*           Zero coupon due 5/1/27 (c)                                           133,257
    800,000   AA+     Pennsylvania Housing Finance Agency, Single-Family Mortgage
                         Revenue, Series 40, GO-Insured, 6.900% due 4/1/25 (c)                    823,592
    610,000   AAA     Puerto Rico Housing, Bank & Finance Agency, Single-Family
                         Mortgage Revenue, FHLMC/FNMA/GNMA-Collateralized,
                         6.250% due 4/1/29 (c)                                                    635,242
---------------------------------------------------------------------------------------------------------
                                                                                                4,417,266
---------------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 5.4%
  1,000,000   BBB+    Allegheny County IDA Revenue Refunding, Environmental
                         Improvement, USX Corp., 6.700% due 12/1/20+                            1,034,980
  1,000,000   BBB     Erie County IDA, Environmental Improvement Revenue,
                         (International Paper Co. Project), Series A,
                         7.625% due 11/1/18 (c)                                                 1,057,950

                       See Notes to Financial Statements.

         25 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003

                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                                   VALUE
=========================================================================================================
INDUSTRIAL DEVELOPMENT -- 5.4% (CONTINUED)
$ 1,000,000   NR      Pennsylvania Economic Development Financing Authority,
                         Exempt Facilities Revenue, National Gypsum Co.,
                         6.250% due 11/1/27 (c)                                                $  892,230
                      Philadelphia Authority for IDR, Series B:
    500,000   AAA        AMBAC-Insured, 5.250% due 7/1/31                                         525,140
  1,000,000   AAA        FSA-Insured, 5.500% due 10/1/19                                        1,096,090
---------------------------------------------------------------------------------------------------------
                                                                                                4,606,390
---------------------------------------------------------------------------------------------------------
LIFE CARE -- 7.9%
  1,000,000   BBB+    Bucks County IDA Revenue, (Pennswood Village Project),
                         Series A, 6.000% due 10/1/34+                                          1,023,450
  1,260,000   AA      Erie County Hospital Authority Health Facilities Revenue,
                         (St. Mary's Home Project), Radian-Insured,
                         6.000% due 8/15/23                                                     1,369,355
  1,100,000   A-      Lancaster County Hospital Authority Revenue, (Willow
                         Valley Retirement Project), 5.875% due 6/1/31                          1,121,197
  1,650,000   NR      Lancaster IDA Revenue, (Garden Spot Village Project),
                         Series A, 7.625% due 5/1/31                                            1,730,273
    500,000   NR      Montgomery County Higher Education & Health Authority
                         Revenue, Temple Continuing Care Center, 6.750% due 7/1/29                250,000
    150,000   BBB+    Montgomery County IDA, Retirement Community Revenue,
                         Adult Communities Total Services, Series B, 5.625% due 11/15/12          158,121
  1,000,000   AA      Northampton County IDA Revenue, (Moravian Hall Square Project),
                         Radian-Insured, 5.500% due 7/1/19                                      1,062,700
---------------------------------------------------------------------------------------------------------
                                                                                                6,715,096
---------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 9.3%
    500,000   A-      Allegheny County Redevelopment Authority, Tax Increment Revenue,
                         (Waterfront Project), Series A, 6.300% due 12/15/18                      552,250
                      Dauphin County General Authority:
  1,230,000   NR         Hotel & Conference Center, Hyatt Regency, 6.200% due 1/1/29              984,197
  1,500,000   NR         Office & Package, Riverfront Office, 6.000% due 1/1/25                 1,445,220
  1,000,000   AAA     Delaware Valley Regional Finance Authority, Local Government
                         Revenue, Series A, AMBAC-Insured, 5.500% due 8/1/28+                   1,117,660
  1,300,000   NR      Harrisburg Redevelopment Authority, First Mortgage-Office Building,
                         6.750% due 5/15/25                                                     1,291,017
  1,560,000   NR      New Morgan Municipal Authority Office Revenue,
                         (Commonwealth Office Project), Series A, 6.500% due 6/1/25+            1,586,692
  1,000,000   B+      Puerto Rico Industrial, Tourist, Educational, Medical & Environmental
                         Control Facilities, (San Lucas & Cristo Project A),
                         5.750% due 6/1/19                                                        884,210
---------------------------------------------------------------------------------------------------------
                                                                                                7,861,246
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

         26 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003

                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                                   VALUE
=========================================================================================================
POLLUTION CONTROL -- 5.4%
$ 1,000,000   BBB     Bradford County IDA, Solid Waste Disposal Revenue,
                         (International Paper Co. Project A), 6.600% due 3/1/19 (c)           $ 1,045,470
  1,000,000   BBB     Delaware County IDA, Resource Recovery Facility Revenue,
                         Series A, 6.200% due 7/1/19                                            1,017,490
  1,000,000   AAA     Harrisburg Authority, Resource Recovery Facility Revenue,
                         Series A, FSA-Insured, 5.500% due 9/1/25                               1,062,390
  1,000,000   BB-     New Morgan IDA, Solid Waste Disposal Revenue, (New Morgan
                         Landfill Co., Inc. Project), 6.500% due 4/1/19 (c)                       956,960
    500,000   BBB-    Pennsylvania Economic Development Financing Authority,
                         Resource Recovery Revenue, (Colver Project), Series D,
                         7.150% due 12/1/18 (c)                                                   519,180
---------------------------------------------------------------------------------------------------------
                                                                                                4,601,490
------------------------------------------------------------------------------------------------------------------
PRE-REFUNDED (d) -- 2.7%
    500,000   AAA     Allegheny County Hospital Development Authority Revenue,
                         (General Hospital Project), Series A, MBIA-Insured,
                         (Call 9/1/07 @ 100), 6.250% due 9/1/20++                                 585,590
  1,000,000   Aaa*    Erie Sewer Authority, Sewer Revenue, MBIA-Insured,
                         (Call 6/1/10 @ 100), 6.000% due 6/1/21                                 1,181,390
    400,000   AAA     Guam Power Authority Revenue, Series A, (Call 10/1/04 @ 102),
                         6.750% due 10/1/24                                                       441,468
     85,000   AAA*    Philadelphia Hospital Authority Revenue, (United Hospital Inc.
                         Project), (Call 7/1/05 @ 100), 10.875% due 7/1/08                         98,813
---------------------------------------------------------------------------------------------------------
                                                                                                2,307,261
---------------------------------------------------------------------------------------------------------
PUBLIC FACILITIES -- 1.2%
  1,000,000   A       Northumberland County IDA, Facility Revenue,
                         NHS Youth Services Inc., Series B, 5.500% due 2/15/33                  1,002,520
---------------------------------------------------------------------------------------------------------
TOBACCO -- 0.5%
    500,000   A       Children's Trust Fund, (Project Tobacco), Settlement Revenue,
                         Asset-Back Bonds, 5.375% due 5/15/33+                                    459,910
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 11.0%
  1,000,000   A-      Delaware River Joint Toll Bridge Commission, Bridge Revenue,
                         5.250% due 7/1/18                                                      1,069,420
                      Delaware River Port Authority Pennsylvania & New Jersey,
                         FSA-Insured:
  1,875,000   AAA          5.500% due 1/1/17+                                                   2,301,000
  1,500,000   AAA          5.500% due 1/1/18                                                    1,826,760
  1,125,000   BBB-    Pennsylvania Economic Development Financing Authority,
                         Exempt Facility Revenue, (Amtrak Project), Series A,
                         6.375% due 11/1/41 (c)                                                   980,381

                       See Notes to Financial Statements.

         27 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SCHEDULES OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003

                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                                   VALUE
=========================================================================================================
TRANSPORTATION -- 11.0% (CONTINUED)
                      Pennsylvania State Turnpike Commission, AMBAC-Insured:
$ 1,500,000   AAA        5.000% due 7/15/21                                                  $  1,558,590
  1,500,000   AAA        5.500% due 7/15/32                                                     1,601,235
---------------------------------------------------------------------------------------------------------
                                                                                                9,337,386
---------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                         (Cost-- $82,084,504**)                                               $84,930,612
=========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Bonds escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Bonds escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
 + All or a portion of this security is segregated for open futures contracts commitments.
++ All or a portion of this security is held as collateral for open futures contracts commitments.
**   Aggregate cost for Federal income tax purposes is $82,083,389.

     See pages 29 and 30 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

         28 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's")-- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     --  Bonds rated "AAA" have the highest rating  assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A       --  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB      --  Bonds rated "BB" and "B" are regarded, on balance, as predominantly
and B       speculative with  respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.
            "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in
            "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A       --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     --  Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be
            characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      --  Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
            Uncertainty of position characterizes in this class.

         29 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

Fitch Ratings ("Fitch") -- Rating may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

A       --  Bonds rated "A" are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

NR      --  Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.


SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1    --  Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
            (+) sign.
A-1     --  Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong;
            those issues determined to possess overwhelming safety
            characteristics are denoted with a (+) sign.
P-1     --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1  --  Moody's highest rating for issues having demand feature -- VRDO.
VMIG 2  --  Moody's second highest rating for issues having a demand feature -- VRDO.


SECURITY DESCRIPTIONS (UNAUDITED)

ABAG    --  Association of Bay Area Governments
ACA     --  American Capital Assurance
AIG     --  American International Guaranty
AMBAC   --  American Municipal Bond Assurance Corporation
BAN     --  Bond Anticipation Notes
BIG     --  Bond Investors Guaranty
CGIC    --  Capital Guaranty Insurance Company
CHFCLI  --  California Health Facility Construction Loan Insurance
CONNIE  --  College Construction Loan
  LEE       Insurance Association
COP     --  Certificate of Participation
EDA     --  Economic Development Authority
ETM     --  Escrowed to Maturity
FGIC    --  Financial Guaranty Insurance Company
FHA     --  Federal Housing Administration
FHLMC   --  Federal Home Loan Mortgage Corporation
FLAIRS  --  Floating Adjustable Interest Rate Securities
FNMA    --  Federal National Mortgage Association
FRTC    --  Floating Rate Trust Certificates
FSA     --  Financial Security Assurance
GIC     --  Guaranteed Investment Contract
GNMA    --  Government National Mortgage Association
GO      --  General Obligation
HDC     --  Housing Development Corporation
HFA     --  Housing Finance Authority
IDA     --  Industrial Development Authority
IDB     --  Industrial Development Board
IDR     --  Industrial Development Revenue
INFLOS  --  Inverse Floaters
LOC     --  Letter of Credit
MBIA    --  Municipal Bond Investors Assurance Corporation
MFH     --  Multi-Family Housing
MVRICS  --  Municipal Variable Rate Inverse Coupon Security
PCR     --  Pollution Control Revenue
RAN     --  Revenue Anticipation Notes
RIBS    --  Residual Interest Bonds
RITES   --  Residual Interest Tax-Exempt Securities
SYCC    --  Structured Yield Curve Certificate
TAN     --  Tax Anticipation Notes
TECP    --  Tax-Exempt Commercial Paper
TOB     --  Tender Option Bonds
TRAN    --  Tax and Revenue Anticipation Notes
VA      --  Veterans Administration
VRWE    --  Variable Rate Wednesday Demand
XLCA    --  XL Capital Assurance

         30 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

STATEMENTS OF ASSETS AND LIABILITIES                             MARCH 31, 2003


                                                      GEORGIA      PENNSYLVANIA
                                                     PORTFOLIO       PORTFOLIO
================================================================================
ASSETS:
  Investments, at value (Cost -- $58,091,405 and
    $82,084,504, respectively)                    $ 61,947,526     $ 84,930,612
  Cash                                                   4,283           59,681
  Interest receivable                                1,069,395        1,498,393
  Receivable for Fund shares sold                      161,966           37,882
  Receivable for securities sold                            --           55,000
--------------------------------------------------------------------------------
  TOTAL ASSETS                                      63,183,170       86,581,568
--------------------------------------------------------------------------------
LIABILITIES:
  Payable to broker -- variation margin                123,750          154,688
  Payable for Fund shares purchased                     78,628               --
  Management fees payable                               24,252           33,512
  Distribution fees payable                              6,143           12,995
  Accrued expenses                                      71,303           42,695
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                    304,076          243,890
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                   $62,879,094      $86,337,678
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest       $     4,761      $     6,566
  Capital paid in excess of par value               61,144,539       85,478,069
  Undistributed net investment income                   37,922            6,433
  Accumulated net realized loss from security
    transactions and futures contracts              (2,394,405)      (2,305,826)
  Net unrealized appreciation of investments
    and futures contracts                            4,086,277        3,152,436
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                   $62,879,094      $86,337,678
================================================================================
SHARES OUTSTANDING:
  Class A                                            3,156,655        2,587,983
  ------------------------------------------------------------------------------
  Class B                                              930,111        2,983,031
  ------------------------------------------------------------------------------
  Class L                                              673,749          994,611
  ------------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                       $13.22           $13.18
  ------------------------------------------------------------------------------
  Class B *                                            $13.19           $13.14
  ------------------------------------------------------------------------------
  Class L **                                           $13.17           $13.13
  ------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17% of
    net asset value)                                   $13.77           $13.73
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of
    net asset value)                                   $13.30           $13.26
================================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

         31 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

STATEMENTS OF OPERATIONS                      FOR THE YEAR ENDED MARCH 31, 2003


                                                        GEORGIA    PENNSYLVANIA
                                                       PORTFOLIO     PORTFOLIO
================================================================================

INVESTMENT INCOME:
  Interest                                            $3,693,861     $4,997,006
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                               291,235        392,113
  Distribution fees (Note 4)                             204,703        395,438
  Custody                                                 22,735         37,467
  Shareholder communications                              19,470         23,835
  Audit and legal                                         17,595         22,848
  Shareholder servicing fees                              14,830         26,777
  Registration fees                                        8,930          4,101
  Trustees' fees                                           1,126            799
  Other                                                    5,806          6,610
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                         586,430        909,988
  Less: Management fee waiver (Note 4)                        --        (49,738)
--------------------------------------------------------------------------------
  NET EXPENSES                                           586,430        860,250
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  3,107,431      4,136,756
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 5 AND 6):
  Realized Gain (Loss) From:
    Security transactions (excluding
      short-term securities)                             386,526      1,014,917
    Futures contracts                                 (1,067,382)    (1,483,462)
--------------------------------------------------------------------------------
  NET REALIZED LOSS                                     (680,856)      (468,545)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments and
  Futures Contracts:
    Beginning of year                                  1,384,614        150,114
    End of year                                        4,086,277      3,152,436
--------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION              2,701,663      3,002,322
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS          2,020,807      2,533,777
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               $ 5,128,238    $ 6,670,533
================================================================================

                       See Notes to Financial Statements.

         32 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

Statements of Changes in Net Assets

                                                   FOR THE YEARS ENDED MARCH 31,
GEORGIA PORTFOLIO                                     2003             2002
================================================================================
OPERATIONS:
  Net investment income                          $  3,107,431      $  3,110,736
  Net realized gain (loss)                           (680,856)          468,483
  Increase (decrease) in net unrealized
     appreciation                                   2,701,663        (1,957,401)
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS            5,128,238         1,621,818
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTES 3 AND 9):
  Net investment income                            (3,059,371)       (3,104,995)
  In excess of net investment income                       --            (9,655)
--------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                  (3,059,371)       (3,114,650)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                 10,562,344         9,198,902
  Net asset value of shares issued for
     reinvestment of dividends                      1,133,646         1,231,065
  Cost of shares reacquired                       (13,551,520)      (10,478,946)
--------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                        (1,855,530)          (48,979)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                     213,337        (1,541,811)
NET ASSETS:
  Beginning of year                                62,665,757        64,207,568
--------------------------------------------------------------------------------
  END OF YEAR*                                    $62,879,094       $62,665,757
================================================================================
*  Includes undistributed net investment income of:   $37,922            $8,299
================================================================================

                       See Notes to Financial Statements.

         33 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

                                                   FOR THE YEARS ENDED MARCH 31,
PENNSYLVANIA PORTFOLIO                                2003             2002
================================================================================
OPERATIONS:
  Net investment income                          $  4,136,756      $  3,922,341
  Net realized loss                                  (468,545)         (309,800)
  Increase (decrease) in net unrealized
    appreciation                                    3,002,322          (375,997)
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS            6,670,533         3,236,544
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTES 3 AND 9):
  Net investment income                            (4,135,340)       (3,945,579)
  In excess of net investment income                  (82,307)          (36,065)
--------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                  (4,217,647)       (3,981,644)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                 17,626,290        20,932,439
  Net asset value of shares issued for
     reinvestment of dividends                      2,340,148         2,194,515
  Cost of shares reacquired                       (20,031,287)       (9,909,815)
--------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                           (64,849)       13,217,139
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                              2,388,037        12,472,039
NET ASSETS:
  Beginning of year                                83,949,641        71,477,602
--------------------------------------------------------------------------------
  END OF YEAR*                                    $86,337,678       $83,949,641
================================================================================
*  Includes undistributed net investment income of:    $6,433            $5,841
================================================================================

                       See Notes to Financial Statements.

         34 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Georgia and Pennsylvania Portfolios ("Funds") are separate investment funds of the Smith Barney Muni Funds ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company and consists of these Funds and seven other separate investment funds: Florida, National, New York, Limited Term, California Money Market, Massachusetts Money Market and New York Money Market funds. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Trust are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) each Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2003, reclassifications were made to the Funds capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly for the Georgia and Pennsylvania Portfolios, a portion of undistributed net investment income and overdistributed net investment income amounting to $1,766 and

         35 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

$82,307, respectively, were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2. Portfolio Concentration

Since the Georgia and Pennsylvania Portfolios invest primarily in obligations of issuers within Georgia and Pennsylvania, respectively, each Fund is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.


3. Exempt-Interest Dividends and Other Distributions

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Funds. The Funds pay SBFM a management fee calculated at an annual rate of 0.45% of their respective average daily net assets. This fee is calculated daily and paid monthly. For the year ended March 31, 2003, SBFM waived a portion of its management fee amounting to $49,738 for the Pennsylvania Portfolio.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Funds' transfer agent and PFPC Global

         36 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

Fund Services ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended March 31, 2003, the Funds paid transfer agent fees totaling $35,689 to CTB.

The totals for each Fund were as follows:

FUND                                                      TRANSFER AGENT FEES
================================================================================
Georgia                                                         $12,721
--------------------------------------------------------------------------------
Pennsylvania                                                     22,968
================================================================================


Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM, another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor. In addition, CGM and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2003, CDSCs paid to CGM and sales charges received by CGM were approximately:

                                      CDSCS                      SALES CHARGES
                          ----------------------------        -----------------
FUND                      CLASS A    CLASS B     CLASS L     CLASS A    CLASS L
================================================================================
Georgia                   $2,000    $  4,000         --     $61,000     $15,000
--------------------------------------------------------------------------------
Pennsylvania               7,000      45,000     $2,000      63,000      19,000
================================================================================

         37 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

Pursuant to a Distribution Plan, the Funds pay a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Funds also pay a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended March 31, 2003, total Distribution Plan fees incurred were:

FUND                                            CLASS A     CLASS B     CLASS L
================================================================================
Georgia                                         $66,054    $ 79,704     $58,945
--------------------------------------------------------------------------------
Pennsylvania                                     53,239     250,946      91,253
================================================================================

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.


5. Investments

During the year ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were as follows:

                                                     GEORGIA     PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
================================================================================
Purchases                                         $12,455,983    $28,495,693
--------------------------------------------------------------------------------
Sales                                              15,173,732     28,787,010
================================================================================

At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                     GEORGIA     PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
================================================================================
Gross unrealized appreciation                      $4,506,990     $4,001,109
Gross unrealized depreciation                        (636,690)    (1,153,886)
--------------------------------------------------------------------------------
Net unrealized appreciation                        $3,870,300     $2,847,223
================================================================================


6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures

         38 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2003, the Funds had the following open futures contracts:

                         # OF                   BASIS      MARKET    UNREALIZED
GEORGIA PORTFOLIO      CONTRACTS  EXPIRATION    VALUE       VALUE       GAIN
================================================================================
TO SELL:
20-year U.S.
  Treasury Bond           120        6/03   $13,760,156  $13,530,000   $230,156
================================================================================

                         # OF                   BASIS      MARKET    UNREALIZED
PENNSYLVANIA PORTFOLIO CONTRACTS  EXPIRATION    VALUE       VALUE       GAIN
================================================================================
TO SELL:
20-year U.S.
  Treasury Bond           150        6/03   $17,218,828  $16,912,500   $306,328
================================================================================


7. Capital Loss Carryforwards
At March 31, 2003, the Georgia and Pennsylvania Portfolios had, for Federal income tax purposes, approximately $1,679,000 and $1,665,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

FUND                                            2008         2009        2010
================================================================================
Georgia                                      $732,000     $947,000          --
--------------------------------------------------------------------------------
Pennsylvania                                  648,000      857,000    $160,000
================================================================================

         39 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

In addition, the Georgia and Pennsylvania Portfolios had $479,693 and $325,800 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following year.


8. Income Tax Information and Distributions to Shareholders At March 31, 2003, the tax basis components of distributable earnings were:

                                                     GEORGIA     PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
================================================================================
Undistributed tax-exempt income                    $   21,608             --
--------------------------------------------------------------------------------
Accumulated capital losses                         (1,678,785)   $(1,664,948)
--------------------------------------------------------------------------------
Unrealized appreciation                             3,870,300      2,847,223
================================================================================

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sales, mark to market of 1256 contracts and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended March 31, 2003 were:

                                                     GEORGIA     PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
================================================================================
Tax-exempt income                                  $3,059,371     $4,121,176
Ordinary income                                            --         96,471
--------------------------------------------------------------------------------
Total                                              $3,059,371     $4,217,647
================================================================================


9. Distributions Paid to Shareholders by Class

                                            YEAR ENDED            YEAR ENDED
GEORGIA PORTFOLIO                         MARCH 31, 2003        MARCH 31, 2002
================================================================================
CLASS A
Net investment income                        $2,147,792              $2,126,453
In excess of net investment income                   --                   6,612
--------------------------------------------------------------------------------
Total                                        $2,147,792              $2,133,065
================================================================================
CLASS B
Net investment income                        $  542,486              $  571,999
In excess of net investment income                   --                   1,779
--------------------------------------------------------------------------------
Total                                        $  542,486              $  573,778
================================================================================
CLASS L
Net investment income                        $  369,093              $  406,543
In excess of net investment income                   --                   1,264
--------------------------------------------------------------------------------
Total                                        $  369,093              $  407,807
================================================================================

         40 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

                                            YEAR ENDED             YEAR ENDED
PENNSYLVANIA PORTFOLIO                    MARCH 31, 2003         MARCH 31, 2002
================================================================================
CLASS A
Net investment income                        $1,781,120              $1,662,380
In excess of net investment income               33,526                  15,195
--------------------------------------------------------------------------------
Total                                        $1,814,646              $1,677,575
================================================================================
CLASS B
Net investment income                        $1,765,591              $1,697,024
In excess of net investment income               36,467                  15,512
--------------------------------------------------------------------------------
Total                                        $1,802,058              $1,712,536
================================================================================
CLASS L
Net investment income                        $  588,629              $  586,175
In excess of net investment income               12,314                   5,358
--------------------------------------------------------------------------------
Total                                        $  600,943              $  591,533
================================================================================


10. Shares of Beneficial Interest

At March 31, 2003, the Trust had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                 YEAR ENDED                    YEAR ENDED
                               MARCH 31, 2003                MARCH 31, 2002
                           -----------------------      ------------------------
GEORGIA PORTFOLIO           SHARES        AMOUNT         SHARES        AMOUNT
================================================================================
CLASS A
Shares sold                 475,111   $  6,268,581       419,295    $ 5,487,654
Shares issued
  on reinvestment            45,392        597,537        51,857        675,212
Shares reacquired          (719,314)    (9,441,536)     (600,562)    (7,812,361)
--------------------------------------------------------------------------------
Net Decrease               (198,811)  $ (2,575,418)     (129,410)   $(1,649,495)
================================================================================
CLASS B
Shares sold                 185,294   $  2,420,856       149,140    $ 1,948,252
Shares issued
  on reinvestment            20,927        274,732        21,645        281,373
Shares reacquired          (180,670)    (2,376,952)     (119,936)    (1,566,046)
--------------------------------------------------------------------------------
Net Increase                 25,551   $    318,636        50,849    $   663,579
================================================================================
CLASS L
Shares sold                 142,156   $  1,872,907       134,920    $ 1,762,996
Shares issued
  on reinvestment            19,920        261,377        21,126        274,480
Shares reacquired          (131,780)    (1,733,032)      (84,078)    (1,100,539)
--------------------------------------------------------------------------------
Net Increase                 30,296   $    401,252        71,968    $   936,937
================================================================================

         41 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

                                 YEAR ENDED                    YEAR ENDED
                               MARCH 31, 2003                MARCH 31, 2002
                           -----------------------      ------------------------
PENNSYLVANIA PORTFOLIO      SHARES        AMOUNT         SHARES        AMOUNT
================================================================================
CLASS A
Shares sold                 559,298   $  7,372,675       707,048    $ 9,192,679
Shares issued
  on reinvestment            82,813      1,089,471        83,379      1,079,237
Shares reacquired          (819,137)   (10,782,637)     (446,834)    (5,818,552)
--------------------------------------------------------------------------------
Net Increase (Decrease)    (177,026)  $ (2,320,491)      343,593    $ 4,453,364
================================================================================
CLASS B
Shares sold                 580,378   $  7,640,541       657,291    $ 8,586,573
Shares issued
  on reinvestment            70,314        922,538        66,987        804,113
Shares reacquired          (497,549)    (6,527,297)     (218,576)    (2,836,128)
--------------------------------------------------------------------------------
Net Increase                153,143   $  2,035,782       505,702    $ 6,554,558
================================================================================
CLASS L
Shares sold                 198,570   $  2,613,074       242,033    $ 3,153,187
Shares issued
  on reinvestment            25,026        328,139        26,043        311,165
Shares reacquired          (207,219)    (2,721,353)      (97,621)    (1,255,135)
--------------------------------------------------------------------------------
Net Increase                 16,377   $    219,860       170,455    $ 2,209,217
================================================================================

         42 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                   CLASS A SHARES
                                      ------------------------------------------
GEORGIA PORTFOLIO                     2003(1)  2002(1)  2001(1)  2000(1) 1999(1)
================================================================================
NET ASSET VALUE,
  BEGINNING OF YEAR                   $12.79   $13.08   $12.40  $13.43   $13.43
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)(3)           0.66     0.65     0.64    0.65     0.62
  Net realized and unrealized
    gain (loss)(3)                      0.42    (0.29)    0.69   (1.06)    0.12
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     1.08     0.36    1.33    (0.41)    0.74
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                (0.65)   (0.65)   (0.65)  (0.62)   (0.62)
  In excess of net investment income      --    (0.00)*     --      --    (0.03)
  Net realized gains                      --       --       --      --    (0.09)
--------------------------------------------------------------------------------
Total Distributions                    (0.65)   (0.65)   (0.65)  (0.62)   (0.74)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $13.22   $12.79   $13.08  $12.40   $13.43
--------------------------------------------------------------------------------
TOTAL RETURN                            8.54%    2.76%   11.02%  (2.97)%   5.61%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $41,740  $42,917  $45,594 $43,100  $34,680
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(2)(4)                       0.72%    0.75%    0.75%   0.68%    0.64%
   Net investment income(3)             4.98     4.97     5.08    4.74     4.63
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                   19%      43%      35%     98%      48%
===============================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager waived all or a portion of its fees for the year ended March 31, 1999. If such fees were not waived and expenses not reimbursed, the per share decrease to net investment income would have been $0.01 and the actual expense ratio would have been 0.74%.
(3) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.95%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(4) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.
 *   Amount represents less than $0.01 per share.

         43 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                   CLASS B SHARES
                                   ---------------------------------------------
GEORGIA PORTFOLIO                     2003(1)  2002(1)  2001(1)  2000(1) 1999(1)
================================================================================
NET ASSET VALUE,
  BEGINNING OF YEAR                   $12.76   $13.07   $12.40  $13.42   $13.43
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)(3)           0.58     0.58     0.58    0.56     0.56
  Net realized and unrealized
    gain (loss)(3)                      0.43    (0.30)    0.68   (1.03)    0.10
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     1.01     0.28     1.26   (0.47)    0.66
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                (0.58)   (0.59)   (0.59)  (0.55)   (0.55)
  In excess of net investment income      --    (0.00)*     --      --    (0.03)
  Net realized gains                      --       --       --      --    (0.09)
--------------------------------------------------------------------------------
Total Distributions                    (0.58)   (0.59)   (0.59)  (0.55)   (0.67)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $13.19   $12.76   $13.07  $12.40   $13.42
--------------------------------------------------------------------------------
TOTAL RETURN                            8.03%    2.12%   10.39%  (3.45)%   4.99%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $12,265  $11,544  $11,154 $11,503  $13,633
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(2)(4)                       1.26%    1.29%    1.30%   1.30%    1.15%
   Net investment income(3)             4.45     4.42     4.56    4.47     4.12
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                   19%      43%      35%     98%      48%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager waived all or a portion of its fees for the year ended March 31, 1999. If such fees were not waived and expenses not reimbursed, the per share decrease to net investment income would have been $0.02 and the actual expense ratio would have been 1.26%.
(3) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.41%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(4) As a result of volu ntary expense limitations, expense ratios will not exceed 1.30%.
 *   Amount represents less than $0.01 per share.

         44 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                    CLASS L SHARES
                                  ----------------------------------------------
GEORGIA PORTFOLIO                 2003(1)  2002(1)  2001(1)  2000(1)  1999(1)(2)
================================================================================
NET ASSET VALUE,
  BEGINNING OF YEAR                $12.75   $13.05   $12.39  $13.41    $13.41
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4)        0.57     0.57     0.57    0.56      0.55
  Net realized and unrealized
    gain (loss)(4)                   0.42    (0.29)    0.67   (1.04)     0.12
--------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                    0.99     0.28    1.24    (0.48)     0.67
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income             (0.57)   (0.58)   (0.58)  (0.54)    (0.55)
  In excess of net
    investment income                  --    (0.00)*     --      --     (0.03)
  Net realized gains                   --       --       --      --     (0.09)
--------------------------------------------------------------------------------
Total Distributions                 (0.57)   (0.58)   (0.58)  (0.54)    (0.67)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $13.17   $12.75   $13.05  $12.39    $13.41
--------------------------------------------------------------------------------
TOTAL RETURN                         7.90%    2.15%   10.26%  (3.51)%    5.01%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)     $8,874   $8,205   $7,460  $5,893    $7,304
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(5)                    1.33%    1.34%    1.35%   1.33%     1.20%
   Net investment income(4)          4.38     4.39     4.48    4.44      4.07
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                19%      43%      35%     98%       48%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) The Manager waived all or a portion of its fees for the year ended March 31, 1999. If such fees were not waived and expenses not reimbursed, the per share decrease to net investment income would have been $0.02 and the actual expense ratio would have been 1.31%.
(4) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.37%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.35%.
 *   Amount represents less than $0.01 per share.

         45 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                   CLASS A SHARES
                                   --------------------------------------------
PENNSYLVANIA PORTFOLIO                2003(1)  2002(1)  2001(1)  2000(1) 1999(1)
================================================================================
NET ASSET VALUE,
  BEGINNING OF YEAR                   $12.79   $12.89   $12.18  $13.44   $13.54
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)(3)           0.67     0.69     0.69    0.67     0.66
  Net realized and unrealized
    gain (loss)(3)                      0.40    (0.09)    0.71   (1.25)    0.08
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     1.07     0.60    1.40    (0.58)    0.74
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                (0.67)   (0.69)   (0.69)  (0.66)   (0.69)
  In excess of net
    investment income                  (0.01)   (0.01)      --      --       --
  Net realized gains                      --       --       --   (0.02)   (0.15)
--------------------------------------------------------------------------------
Total Distributions                    (0.68)   (0.70)   (0.69)  (0.68)   (0.84)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $13.18   $12.79   $12.89  $12.18   $13.44
--------------------------------------------------------------------------------
TOTAL RETURN                            8.49%    4.69%   11.84%  (4.31)%   5.61%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $34,099  $35,370  $31,203 $27,978  $31,718
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(2)(4)                       0.66%    0.50%    0.54%   0.63%    0.50%
   Net investment income(3)             5.07     5.34     5.55    5.29     4.94
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                   33%      49%      34%     54%      49%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager has waived all or part of its fees for the years ended March 31, 2003, 2002, 2001, 2000 and 1999. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                   Net Investment Income            Without Fee Waivers and/or
                    Per Share Decreases               Expense Reimbursements
              -------------------------------     ------------------------------
               2003  2002  2001  2000  1999        2003  2002  2001  2000  1999
               ----- ----- ----- ----- -----       ----- ----- ----- ----- -----
    Class A    $0.01 $0.03 $0.02 $0.01 $0.03       0.72% 0.70% 0.74% 0.75% 0.75%

(3) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.33%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(4) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.

         46 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                   CLASS B SHARES
                                    --------------------------------------------
PENNSYLVANIA PORTFOLIO                2003(1)  2002(1)  2001(1) 2000(1)  1999(1)
================================================================================
NET ASSET VALUE,
  BEGINNING OF YEAR                   $12.76   $12.86   $12.17  $13.42   $13.52
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)(3)           0.59     0.62     0.62    0.60     0.60
  Net realized and unrealized
    gain (loss)(3)                      0.40    (0.08)    0.70   (1.24)    0.07
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     0.99     0.54    1.32    (0.64)    0.67
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                (0.60)   (0.63)   (0.63)  (0.59)   (0.62)
  In excess of net investment income   (0.01)   (0.01)      --      --       --
  Net realized gains                      --       --       --   (0.02)   (0.15)
--------------------------------------------------------------------------------
Total Distributions                    (0.61)   (0.64)   (0.63)  (0.61)   (0.77)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $13.14   $12.76   $12.86  $12.17   $13.42
--------------------------------------------------------------------------------
TOTAL RETURN                            7.89%    4.22%   11.15%  (4.78)%   5.07%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $39,184  $36,108  $29,894 $26,296  $25,234
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(2)(4)                       1.20%    1.03%    1.08%   1.15%    1.01%
   Net investment income(3)             4.54     4.80     5.01    4.79     4.45
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                   33%      49%      34%     54%      49%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager has waived all or part of its fees for the years ended March 31, 2003, 2002, 2001, 2000 and 1999. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                   Net Investment Income            Without Fee Waivers and/or
                    Per Share Decreases               Expense Reimbursements
              ------------------------------      ------------------------------
               2003  2002  2001  2000  1999        2003  2002  2001  2000  1999
               ----- ----- ----- ----- -----       ----- ----- ----- ----- -----
    Class B    $0.01 $0.03 $0.02 $0.01 $0.03       1.25% 1.24% 1.28% 1.26% 1.26%

(3) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the change to net investment income and net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4) As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.

         47 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                 CLASS L SHARES
                                   --------------------------------------------
PENNSYLVANIA PORTFOLIO             2003(1)  2002(1)  2001(1)  2000(1) 1999(1)(2)
================================================================================
NET ASSET VALUE,
  BEGINNING OF YEAR                $12.75   $12.85   $12.16  $13.41    $13.51
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4)        0.59     0.62     0.61    0.59      0.60
  Net realized and unrealized
    gain (loss)(4)                   0.40    (0.09)    0.70   (1.24)     0.06
--------------------------------------------------------------------------------
Total Income (Loss) From Operations  0.99     0.53    1.31    (0.65)     0.66
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income             (0.60)   (0.62)   (0.62)  (0.58)    (0.61)
  In excess of net
    investment income               (0.01)   (0.01)      --      --        --
  Net realized gains                   --       --       --   (0.02)    (0.15)
--------------------------------------------------------------------------------
Total Distributions                 (0.61)   (0.63)   (0.62)  (0.60)    (0.76)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $13.13   $12.75   $12.85  $12.16    $13.41
--------------------------------------------------------------------------------
TOTAL RETURN                         7.84%    4.16%   11.08%  (4.83)%    5.02%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)    $13,055  $12,472  $10,381  $8,635   $10,490
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(5)                    1.25%    1.08%    1.16%   1.20%     1.07%
   Net investment income(4)          4.48     4.77     4.94    4.70      4.40
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                33%      49%      34%     54%       49%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) The Manager has waived all or part of its fees for the years ended March 31, 2003, 2002, 2001, 2000 and 1999. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                   Net Investment Income            Without Fee Waivers and/or
                    Per Share Decreases               Expense Reimbursements
              -------------------------------     ------------------------------
               2003  2002  2001  2000  1999        2003  2002  2001  2000  1999
               ----- ----- ----- ----- -----       ----- ----- ----- ----- -----
    Class L    $0.01 $0.03 $0.02 $0.01 $0.03       1.31% 1.28% 1.36% 1.32% 1.32%

(4) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.76%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.35%.

         48 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF SMITH BARNEY MUNI FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Georgia Portfolio and Pennsylvania Portfolio ("Funds") of Smith Barney Muni Funds as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                                        KPMG LLP


New York, New York
May 15, 2003

         49 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS
The business and affairs of the Smith Barney Muni Funds ("Trust") -- Georgia and Pennsylvania Portfolios ("Funds") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                           NUMBER OF
                                              TERM OF                                      PORTFOLIOS
                                              OFFICE* AND  PRINCIPAL                       IN FUND
                              POSITION(S)     LENGTH       OCCUPATION(S)                   COMPLEX       OTHER
                              HELD WITH       OF TIME      DURING PAST                     OVERSEEN      TRUSTEESHIPS
NAME, ADDRESS AND AGE         FUND            SERVED       FIVE YEARS                      BY TRUSTEE    HELD BY TRUSTEE
====================================================================================================================================
NON-INTERESTED
TRUSTEES:

Lee Abraham                   Trustee         Since        Retired; Former Chairman        28            Signet Group PLC
13732 LeHavre Drive                           1999         and CEO of Associated
Frenchman's Creek                                          Merchandising Corp., a
Palm Beach Gardens, FL 33410                               major retail merchandising
Age 75                                                     organization; Former Director
                                                           of Galey & Lord, Liz Claiborne
                                                           and R.G. Barry Corp.

Allan J. Bloostein            Trustee         Since        President of Allan Bloostein    35            Taubman Centers
27 West 67th Street, Apt. 5FW                 1999         Associates, a consulting firm;                Inc.
New York, NY 10023                                         Former Director of CVS Corp.
Age 73

Jane F. Dasher                Trustee         Since        Controller of PBK Holdings      28            None
Korsant Partners                              1999         Inc., a family investment
283 Greenwich Avenue                                       company
3rd Floor
Greenwich, CT 06830
Age 53

Donald R. Foley               Trustee         Since        Retired                         19            None
3668 Freshwater Drive                         1985
Jupiter, FL 33477
Age 80

Richard E. Hanson, Jr.        Trustee         Since        Retired; Former Head of         28            None
2751 Vermont Route 140                        1999         the New Atlanta Jewish
Poultney, VT 05764                                         Community High School
Age 61

Dr. Paul Hardin               Trustee         Since        Professor of Law &              36            None
12083 Morehead Drive                          1994         Chancellor Emeritus at the
Chapel Hill, NC 27514-8426                                 University of North Carolina
Age 71

Roderick C. Rasmussen         Trustee         Since        Investment Counselor            28            None
9 Cadence Court                               1991
Morristown, NJ 07960
Age 76

John P. Toolan                Trustee         Since        Retired                         28            John Hancock
7202 Southeast Golf Ridge Way                              1992                                          Funds
Hobe Sound, FL 33455
Age 72

         50 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

                                                                                           NUMBER OF
                                              TERM OF                                      PORTFOLIOS
                                              OFFICE* AND  PRINCIPAL                       IN FUND
                              POSITION(S)     LENGTH       OCCUPATION(S)                   COMPLEX       OTHER
                              HELD WITH       OF TIME      DURING PAST                     OVERSEEN      TRUSTEESHIPS
NAME, ADDRESS AND AGE         FUND            SERVED       FIVE YEARS                      BY TRUSTEE    HELD BY TRUSTEE
====================================================================================================================================
INTERESTED TRUSTEE:

R. Jay Gerken**               Chairman,       Since        Managing Director of            225           None
CGM                           President       2002         Citigroup Capital Markets
399 Park Avenue               and Chief                    Inc. ("CGM"); Chairman,
4th Floor                     Executive                    President and Chief Executive
New York, NY10022             Officer                      Officer of Smith Barney Fund
Age 51                                                     Management LLC ("SBFM"),
                                                           Travelers Investment Adviser,
                                                           Inc. ("TIA") and Citi Fund
                                                           Management Inc.


OFFICERS:
Lewis E. Daidone              Senior Vice     Since        Managing Director of CGM;       N/A           N/A
CGM                           President       1990         Director and Senior Vice
125 Broad Street              and Chief                    President of SBFM and TIA;
11th Floor                    Administrative               Former Chief Financial Officer
New York, NY 10004            Officer                      and Treasurer of mutual funds
Age 45                                                     affiliated with Citigroup Inc.

Richard L. Peteka             Chief           Since        Director and Head of            N/A           N/A
CGM                           Financial       2002         Internal Control for Citigroup
125 Broad Street              Officer and                  Asset Management U.S.
11th Floor                    Treasurer                    Mutual Fund Administration
New York, NY 10004                                         from 1999-2002; Vice President,
Age 41                                                     Head of Mutual Fund
                                                           Administration and Treasurer
                                                           at Oppenheimer Capital from
                                                           1996-1999

Peter M. Coffey               Vice            Since        Managing Director of CGM;       N/A           N/A
CGM                           President       1987         Investment Officer of SBFM
399 Park Avenue               and
4th Floor                     Investment
New York, NY 10022            Officer
Age 57

Kaprel Ozsolak                Controller      Since        Vice President of CGM           N/A           N/A
CGM                                                        2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor            Secretary       Since        Managing Director of CGM;       N/A           N/A
CGM                                           1987         General Counsel and
300 First Stamford Place                                   Secretary of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

----------------
 * Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.

         51 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2003, 100.00% and 99.66% of the dividends paid by the Funds from net investment income were tax-exempt for regular Federal income tax and Georgia and Pennsylvania state income tax purposes, respectively.

         52 SMITH BARNEY MUNI FUNDS | 2003 Annual Report to Shareholders

SMITH BARNEY
 MUNI FUNDS


TRUSTEES
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Dr. Paul Hardin
Roderick C. Rasmussen
John P. Toolan


OFFICERS
R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
Smith Barney Fund
   Management LLC

DISTRIBUTOR
Citigroup Global Markets Inc.

CUSTODIAN
State Street Bank and
  Trust Company

TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

SMITH BARNEY MUNI FUNDS
--------------------------------------------------------------------------------


This report is submitted for the general information of shareholders of Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds. If used as sales material after June 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

WWW.SMITHBARNEY.COM/MUTUALFUNDS






(C)2003 Citigroup Global Markets Inc.
Member NASD, SIPC


FD0789 5/03                                                              03-4872

--------------------------------------------------------------------------------

           -----------------------------------------------------------
                                  SMITH BARNEY
                                   MUNI FUNDS
                                CALIFORNIA MONEY
                                MARKET PORTFOLIO
           -----------------------------------------------------------

                         ANNUAL REPORT | MARCH 31, 2003

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(R)

          Your Serious Money. Professionally Managed.(R)is a registered service mark of Citigroup Global Markets Inc.

           -----------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
           -----------------------------------------------------------

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Over the past year, investors flocked to money market funds, driven by a pervasive sense of gloom over the continuing bear market in equities, the weakening global economy, and impending war in Iraq. As U.S. economic growth faltered, short-term interest rates fell dramatically, with money market yields dropping to a four-decade low.

Throughout the period, your portfolio targeted shorter-term investment-grade municipal securities, which provide a safe harbor for investment dollars. Anticipating that the economy will gradually recover and interest rates may eventually rise, the portfolio managers shortened the average maturity of the Fund to nearly one month as of the period's close. This approach will enable the managers to move faster in reinvesting proceeds from securities "coming due" into potentially higher-yielding issues in the future.

Like many states, California is grappling with a budget deficit brought on by the faltering economy, layoffs and declining incomes - all leading to lower tax revenue. As detailed in the following letter, your managers have responded by keeping the portfolio well diversified among an array of municipal securities, which can help dampen volatility. Also, the portfolio managers increased the Fund's exposure to insured bonds and to so-called revenue bonds, which are backed by the generally reliable income from the operation of essential municipal infrastructures, such as toll bridges and tunnels.

Bottom line: As an investor, you should always work with your financial adviser to design and maintain a portfolio that suits your long-term goals and appetite for risk to help ensure that you are on track toward achieving your long-term goals.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and Chief Executive Officer

April 10, 2003

       1   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
                                MANAGER OVERVIEW
================================================================================

[PHOTO OMITTED]                        [PHOTO OMITTED]

JOSEPH P.                              JULIE P.
DEANE                                  CALLAHAN, CFA

Vice President and                     Vice President and
Investment Officer                     Investment Officer

Performance Review

As of March 31, 2003, the seven-day current yield for Smith Barney Muni Funds - California Money Market Portfolio ("Fund") was 0.58% and its seven-day effective yield, which reflects compounding, was also 0.58%. These numbers are the same due to the effects of rounding. On an after-tax basis, these yields would be comparable to earning approximately 0.84% on a taxable investment for an investor in the 31% federal income tax bracket. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment. Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Shifts in Investor Sentiment

When the period began, lingering concerns about the integrity of corporate financial reporting practices and the strength of the U.S. economy prompted investors to shift money into conservative-oriented investments, specifically money market funds that invest in short-term fixed-income securities.

As the period progressed, declining tax receipts due to weaker local economies continued to reduce municipalities' revenues. Many attempted to offset the tax shortfall by borrowing heavily through the issuance of new bonds. Following an economic report released in October that reflected a weak labor market, the Federal Reserve ("Fed")(i) cut short-term interest rates to a four-decade low to help stimulate the economy. (Lower rates can encourage consumers and corporations to borrow and subsequently spend more, thereby increasing economic activity.) That month many investors reallocated money from investment-grade municipal bonds into riskier assets in an effort to earn higher potential returns, and this shift in capital was reflected in the strong performance of the stock market over the October-to-November period.

       2   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

As concerns about Iraq and the economy resurfaced, investors again gravitated to fixed-income securities investments, including money market funds. As of the conclusion of the period, given the low short-term rate environment and rally in fixed-income securities prices (which move opposite to yields), the yields on money market funds dropped to historic lows, although yields on municipal funds in this category generally closed above those of their taxable counterparts on an after-tax basis.

California Highlights

California's tax collections were extremely weak during the period due to a sluggish local economy and the stock market's decline, which reduced the level of state revenues derived from capital gains taxes and personal income taxes. The State's financial projections for its current fiscal year and through the 2003 to 2004 period deteriorated, particularly since October. Given California's economic picture, Standard & Poor's Ratings Service ("S&P")(ii) downgraded its ratings on California's general obligation ("GO") long-term debt last year to its recent rating of "A." The rating on the State's $12.5 billion of revenue anticipation notes due in June 2003 were lowered by S&P from SP-1 to SP-2.

The State faces a budget shortfall that is expected to reach nearly $35 billion for fiscal year 2004. Governor Gray Davis recently proposed increasing taxes and cutting government programs and services to help address this situation. Given the budgetary challenges facing the State, as of March 31, 2003, the Fund held only a modest percentage of state-backed GO securities that were not backed by either an insurer or by another form of credit enhancement. Instead, we focused our attention on municipal obligations backed by school districts and essential service revenue bonds to finance public works, such as water-and-sewer and transportation systems, which are supported directly by the operating revenues of these systems. The Fund continued to maintain a diversified mix of securities that included tax-exempt commercial paper, fixed-rate notes and variable-rate demand notes.

Economic and Interest Rate Outlook

Since May 2000, the Fed cut short-term rates from 6.50% to 1.25%. Going forward through 2003 and 2004 (the latter being a presidential-election year), we believe that fiscal stimulus policies such as tax cuts put into place by Congress and the Bush Administration will play a greater role in influencing the direction of the economy and bond markets. If these policy decisions are successfully implemented, which we believe will be the case, the economic climate should improve later this year and into 2004. Once economic activity gains sufficient momentum, we believe the Fed may be inclined to raise its interest rate targets to help keep the economy from becoming "overheated" and to minimize inflationary concerns. When you marry monetary (Fed) and fiscal (Congress) policy together and get them working, that's not an economy that we want to bet against - and we're not.

       3   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

Fund Positioning

We believe interest rates are poised to rise and may exert some slight pressure on the market prices of fixed-income securities with longer-term maturities in our investment universe. Therefore, we reduced the average maturity of issues held in the portfolio to just 28 days (as of the period's close). Although the yields on shorter-term issues are marginally lower than the longer-term issues cited, the Fund's shorter average duration will enable us to move faster in reinvesting proceeds from maturing issues into potentially higher-yielding issues as interest rates rise. We feel this approach makes good sense given the close proximity of yields on shorter- and longer-term issues with maturities of one year or less, in light of our outlook for interest rates.

Particularly in these uncertain times, having professional portfolio management to actively monitor economic activity and navigate a portfolio within a changing environment can be a critical added advantage. We believe that our experience in managing assets in all market environments enables us to more effectively manage your money.

Thank you for your investment in Smith Barney Muni Funds - California Money Market Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Joseph P. Deane                    /s/ Julie P. Callahan


Joseph P. Deane                        Julie P. Callahan, CFA
Vice President and                     Vice President and
Investment Officer                     Investment Officer

April 10, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 5 through 12 for a list and percentage breakdown of the Fund's holdings.

----------
(i) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(ii) Standard & Poor's Ratings Service is a nationally recognized credit rating agency.

       4   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Schedule of Investments                                           March 31, 2003
================================================================================

    FACE
   AMOUNT      RATING(a)                       SECURITY                                            VALUE
============================================================================================================
                        ABAG Finance Authority for Nonprofit Corp.:
$ 7,000,000    A-1+        Lease Pass-Through Obligation Series A 1.15% VRDO                  $    7,000,000
 19,995,000    A-1+        MFH Revenue Southport Apartments Series A
                             1.15% VRDO AMT                                                       19,995,000
  4,150,000    A-1      Alameda Contra Costa Schools Financing Authority
                           Capital Improvements Financing Project COP Series D
                           1.25% VRDO                                                              4,150,000
                        Alameda County:
 23,900,000    SP-1+       Board of Education TRAN 3.00% due 7/1/03                               23,978,512
  1,915,000    SP-1+       IDR Design Workshop 1.30% VRDO AMT                                      1,915,000
  2,325,000    VMIG 1*  Alvord USD Financing Corp. COP 1.20% VRDO                                  2,325,000
  6,180,000    A-1+     Anaheim Housing Authority MFH Sea Wind Apartments
                           Series C 1.15% VRDO AMT                                                 6,180,000
  5,300,000    A-1      Anaheim UHSD COP FSA-Insured 1.15% VRDO                                    5,300,000
  8,000,000    A-1+     Auburn USD COP FSA-Insured 1.15% VRDO                                      8,000,000
                        California Cities Home Ownership Authority Lease
                           Purchase Program:
 34,050,000    A-1+          Series A 1.15% VRDO                                                  34,050,000
  5,650,000    A-1+          Series B 1.15% VRDO                                                   5,650,000
 10,000,000    SP-1+    California Community College Finance Authority TRAN
                           Series A 3.00% due 6/30/03                                             10,031,995
  5,000,000    A-1+     California EFA University of Southern California Series C
                           1.05% due 3/19/04                                                       5,000,000
                        California Health Facilities Finance Authority:
  1,900,000    A-1+        Catholic Healthcare Series B MBIA-Insured 1.15% VRDO                    1,900,000
 12,620,000    VMIG 1*     Memorial Health Services 1.10% VRDO                                    12,620,000
 16,285,000    A-1+        Presbyterian Homes MBIA-Insured 1.14% VRDO                             16,285,000
  8,910,000    A-1         Scripps Health Care Series A MBIA-Insured 1.08% VRDO                    8,910,000
                        California HFA:
 20,300,000    A-1         Home Mortgage Series U MBIA-Insured 1.15% VRDO AMT                     20,300,000
  5,805,000    A-1+        MFH Series C 1.30% VRDO AMT                                             5,805,000
  5,600,000    A-1         Series Q 1.30% VRDO AMT                                                 5,600,000
                        California Infrastructure & Economic Development Bank:
 18,500,000    VMIG 1*     Academy Motion Picture AMBAC-Insured 1.09% VRDO                        18,500,000
  4,000,000    NR+         IDR River Ranch 1.20% VRDO AMT                                          4,000,000
                           ISO MBIA-Insured:
 14,300,000    A-1+          Series A 1.25% VRDO                                                  14,300,000
  3,040,000    A-1+          Series B 1.30% VRDO                                                   3,040,000
 13,900,000    A-1+          Series C 1.10% VRDO                                                  13,900,000
  2,400,000    A-1         Roller Bearing of America 1.30% VRDO AMT                                2,400,000

                       See Notes to Financial Statements.

       5   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2003
================================================================================

    FACE
   AMOUNT      RATING(a)                       SECURITY                                            VALUE
============================================================================================================
                        California PCFA:
                           PCR:
$ 7,400,000    P-1*          Sierra Pacific Industries Project 1.15% VRDO                     $    7,400,000
                             Southdown Inc.:
  6,395,000    A-1+            Series 83A 0.95% VRDO                                               6,395,000
  6,700,000    A-1+            Series 83B 0.95% VRDO                                               6,700,000
                           Solid Waste:
  4,565,000    NR+           Alameda County Industrial Project Series A
                               1.20% VRDO AMT                                                      4,565,000
  4,765,000    NR+           Athens Disposal Inc. Project Series A 1.20% VRDO AMT                  4,765,000
  5,615,000    NR+           Athens Services Project 1.20% VRDO AMT                                5,615,000
  1,790,000    NR+           BLT Enterprises Series 99A 1.20% VRDO AMT                             1,790,000
  7,510,000    NR+           Blue Line Transfer Project 1.20% VRDO AMT                             7,510,000
 15,725,000    NR+           Edco Disposal Corp. Project 1.20% VRDO AMT                           15,725,000
  2,755,000    NR+           Garaventa Enterprises Inc. 1.20% VRDO AMT                             2,755,000
 10,735,000    A-1           Norcal Waste System Inc. 1.25% VRDO AMT                              10,735,000
  8,675,000    P-1*          Sierra Pacific Industries Inc. Project 1.25% VRDO AMT                 8,675,000
    865,000    NR+           Sonoma Compost Co. Project Series A 1.20% VRDO AMT                      865,000
  1,300,000    NR+           South County Sanitary Services Series 99A
                               1.25% VRDO AMT                                                      1,300,000
  5,000,000    A-1+          Waste Management Inc. Project Series A
                               1.20% VRDO AMT                                                      5,000,000
  3,200,000    NR+           Willits Project Series A 1.20% VRDO AMT                               3,200,000
 75,000,000    SP-1+    California School Cash Reserve Program Series A
                           3.00% due 7/3/03                                                       75,249,953
                        California School Facilities Financing Corp. COP:
  6,375,000    VMIG 1*     Series B 1.05% VRDO                                                     6,375,000
  2,170,000    A-1         Series C 1.05% VRDO                                                     2,170,000
  2,880,000    A-1      California State Department of Veteran Affairs MSTC
                             Series 98-47 AMBAC-Insured PART 1.13%
                             VRDO AMT                                                              2,880,000
                        California State Department of Water Resources:
  3,409,000    A-1+        Series 1 0.95% due 4/8/03 TECP                                          3,409,000
    600,000    VMIG 1*     Series B-6 1.15% VRDO                                                     600,000
105,000,000    VMIG 1*     Series C-1 1.15% VRDO                                                 105,000,000
 10,000,000    VMIG 1*     Series C-8 1.15% VRDO                                                  10,000,000
  1,550,000    A-1+     California State Economic Development Finance Authority IDR
                           (Coast Grain Co. Project) Series C 1.25% VRDO AMT                       1,550,000
                        California State GO MSTC PART:
 11,870,000    A-1+        Putters Series-142 FGIC-Insured 1.20% VRDO                             11,870,000
 24,495,000    A-1         Series 2000-96 AMBAC-Insured 1.13% VRDO                                24,495,000
  3,700,000    A-1+        Series SGA-7 FSA-Insured 1.13% VRDO                                     3,700,000
 32,500,000    A-1+        Series SGA-119 FGIC-Insured 1.15% VRDO                                 32,500,000
 11,500,000    A-1+        Series SGA-135 AMBAC-Insured 1.15% VRDO                                11,500,000
 24,000,000    A-1+        Series SGA-136 XLCA-Insured 1.15% VRDO                                 24,000,000
  6,660,000    A-1+     California State GO Putters Series-245
                           FSA-Insured PART 1.20% VRDO                                             6,660,000

                       See Notes to Financial Statements.

       6   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2003
================================================================================

    FACE
   AMOUNT      RATING(a)                       SECURITY                                            VALUE
============================================================================================================
$25,000,000    SP-2     California State RAN 1.31% VRDO AMT                                   $   25,000,000
                        California Statewide Communities Development Authority IDR:
  2,800,000    A-1+        A&B Die Casting Corp. Series A 1.25% VRDO AMT                           2,800,000
  4,000,000    A-1+        AEGIS of Aptos Project Series Y 1.15% VRDO AMT                          4,000,000
 13,050,000    VMIG 1*     Concordia University Project Series A 1.15% VRDO                       13,050,000
  5,000,000    VMIG 1*     MERLOT Series E FSA-Insured PART 1.21% VRDO                             5,000,000
                           MFH:
  1,800,000    A-1+          Nicholas Pistachio Series C 1.25% VRDO AMT                            1,800,000
  1,690,000    VMIG 1*       Nonprofit's Insurance Alliance Series A 1.20% VRDO                    1,690,000
  2,000,000    A-1+        Oakmont of Danville-Sunrise Project Series A
                             1.20% VRDO AMT                                                        2,000,000
                           TRAN FSA-Insured:
 25,000,000    SP-1+         Series A 3.00% due 6/30/03                                           25,078,750
 18,000,000    SP-1+         Series B 3.00% due 6/30/03                                           18,056,700
 21,300,000    A-1+     California TFA FSA-Insured 1.20% VRDO                                     21,300,000
  2,500,000    VMIG 1*  Carlsbad USD School Facility Bridge FSA-Insured 1.15% VRDO                 2,500,000
  3,746,000    VMIG 1*  Clipper Tax Exempt Trust COP Series 98-9 AMBAC-Insured
                           PART 1.25% VRDO AMT                                                     3,746,000
  3,500,000    VMIG 1*  Contra Costa Water District Munitops Series 99-8
                           FGIC-Insured PART 1.75% due 10/29/03                                    3,500,000
                        East Bay MUD Waste Water:
 19,900,000    A-1+        1.00% due 4/2/03 TECP                                                  19,900,000
  9,900,000    A-1+        0.95% due 4/4/03 TECP                                                   9,900,000
 10,000,000    A-1+        1.05% due 6/6/03 TECP                                                  10,000,000
 10,200,000    A-1+        Series B FSA-Insured 1.05% VRDO                                        10,200,000
 21,455,000    VMIG 1*  Eastern Municipal Water District Water and Sewer Revenue
                           Series B FGIC-Insured 1.10% VRDO                                       21,455,000
                        Escondido Community Development Authority:
  3,600,000    VMIG 1*     COP 1.20% VRDO AMT                                                      3,600,000
  4,350,000    VMIG 1*     MFH Heritage Park Apartments Series A 1.25% VRDO                        4,350,000
 30,000,000    A-1+     Fresno Trinity Health Series C 1.15% VRDO                                 30,000,000
 12,000,000    SP-1+    Fontana USD TRAN 3.00% due 7/2/03                                         12,040,157
 16,600,000    A-1+     Glendale COP (Police Building Project) 1.15% VRDO                         16,600,000
  5,100,000    A-1+     Hayward Housing Authority Barrington Hills Series A
                           1.10% VRDO                                                              5,100,000
                        Irvine Improvement Board District:
     66,000    A-1         No. 87-8 1.15% VRDO                                                        66,000
  1,500,000    VMIG 1*     No. 94-13 0.85% VRDO                                                    1,500,000
 19,905,000    VMIG 1*  Long Beach Health Facilities Memorial Health Services
                           Series 91 1.10% VRDO                                                   19,905,000
 13,100,000    VMIG 1*  Long Beach USD Capital Improvement Refinancing Project
                           AMBAC-Insured 1.15% VRDO                                               13,100,000
                        Los Angeles Capital Asset Lease Corp.:
  3,050,000    A-1+        0.95% due 4/1/03 TECP                                                   3,050,000
  6,000,000    A-1+        1.05% due 5/2/03 TECP                                                   6,000,000
 18,600,000    A-1+        1.00% due 6/10/03 TECP                                                 18,600,000

                       See Notes to Financial Statements.

       7   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2003
================================================================================

    FACE
   AMOUNT      RATING(a)                       SECURITY                                            VALUE
============================================================================================================
                        Los Angeles City Harbor Department:
$ 5,440,000    A-1         1.10% due 4/18/03 TECP AMT                                         $    5,440,000
  5,735,000    A-1         1.00% due 4/25/03 TECP AMT                                              5,735,000
  3,100,000    A-1+     Los Angeles Community College District Putters Series 216
                           MBIA-Insured PART 1.20% VRDO                                            3,100,000
                        Los Angeles Community Redevelopment Agency MFH:
 13,000,000    A-1+        Grand Promenade Project 1.10% VRDO                                     13,000,000
  2,300,000    A-1+        Security Building Project Series A 1.15% due 12/15/34                   2,300,000
  4,200,000    VMIG 1*     Skyline at Southpark PH 2 1.25% VRDO                                    4,200,000
  9,285,000    A-1      Los Angeles County GO MSTC Series 9004 FGIC-Insured
                           PART 1.18% VRDO                                                         9,285,000
                        Los Angeles County Housing Authority MFH:
  3,000,000    A-1+        Canyon Country Villas Project Series H 1.10% VRDO                       3,000,000
 13,200,000    A-1+        Fountain Park Project 1.18% VRDO AMT                                   13,200,000
  2,400,000    A-1+        Series K 1.10% VRDO                                                     2,400,000
  6,205,000    VMIG 1*     Studio Colony Series C 1.15% VRDO                                       6,205,000
                        Los Angeles County Metropolitan Transportation Authority
                           Sales Tax Revenue:
 14,000,000    A-1+          Property C-Second Series A MBIA-Insured 1.10% VRDO                   14,000,000
 14,518,000    NR+           Second Sub. Sales Tax Series A 1.00% TECP                            14,518,000
 32,500,000    SP-1+    Los Angeles County TRAN Series A 3.00% due 6/30/03                        32,607,196
                        Los Angeles Department of Water & Power:
 12,865,000    A-1+        Putter Series 143 MBIA-Insured PART 1.20% due 2/15/24                  12,865,000
 20,500,000    A-1+        Series B-4 1.10% VRDO                                                  20,500,000
 20,000,000    A-1+        Series B-5 1.15% VRDO                                                  20,000,000
                        Los Angeles USD:
  7,900,000    A-1+        Land Acquistion Program Series D AMBAC-Insured
                             1.20% VRDO                                                            7,900,000
  3,600,000    A-1+        Putters Series 261Z FGIC-Insured PART 1.20% VRDO                        3,600,000
 25,000,000    SP-1+       TRAN Series B 3.00% due 7/1/03                                         25,081,526
                        Los Angeles Waste Water System:
 10,000,000    A-1+        1.05% due 4/11/03 TECP                                                 10,000,000
 15,000,000    A-1+        1.05% due 5/15/03 TECP                                                 15,000,000
  9,897,500    NR+         Series 318 FGIC-Insured PART 1.12% VRDO                                 9,897,500
 20,000,000    A-1+        Series A 1.25% due 12/5/03                                             20,000,000
  3,000,000    A-1+        Series B 1.25% due 12/5/03                                              3,000,000
  2,925,000    A-1+     Manhattan Beach COP 1.15% VRDO                                             2,925,000
                        Metropolitan Water District of Southern California:
  6,900,000    A-1         MSTC Series 2001-113 FGIC-Insured PART
                             1.13% VRDO                                                            6,900,000
 10,000,000    A-1+        Series A 1.15% VRDO                                                    10,000,000
 44,000,000    A-1+        Series B-1 1.10% VRDO                                                  44,000,000
  5,500,000    A-1+     Milpitas MFH Crossing at Montague Series A FNMA-Insured
                           1.15% VRDO AMT                                                          5,500,000

                       See Notes to Financial Statements.

       8   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2003
================================================================================

    FACE
   AMOUNT      RATING(a)                       SECURITY                                            VALUE
============================================================================================================
                        Modesto Irrigation District COP Series 96:
$11,800,000    VMIG 1*     0.95% due 4/8/03                                                   $   11,800,000
  4,000,000    VMIG 1*     1.00% due 4/11/03                                                       4,000,000
  5,800,000    VMIG 1*  Mountain View MFH Mariposa Village Series A FGIC-Insured
                           1.10% VRDO                                                              5,800,000
  8,400,000    A-1+     Northern California Power Agency Hydroelectric Series 1-B
                           MBIA-Insured 1.10% VRDO                                                 8,400,000
 24,957,000    A-1+     Northern California Transmission Agency
                           1.05% due 5/28/03 TECP                                                 24,957,000
                        Oakland-Alameda County Coliseum Authority:
 10,000,000    A-1         Series C-1 1.20% VRDO                                                  10,000,000
  2,500,000    A-1         Series C-2 1.10% VRDO                                                   2,500,000
  3,000,000    VMIG 1*  Oakland MERLOT Series M AMBAC-Insured PART
                           1.21% VRDO                                                              3,000,000
 23,865,000    SP-1+    Oakland TRAN 3.00% due 7/29/03                                            23,964,143
                        Orange County Apartment Development:
  5,275,000    VMIG 1*     Alicia Apartments Series A 1.20% VRDO AMT                               5,275,000
  7,000,000    VMIG 1*     Capistrano Pointe Apartments 1.15% VRDO                                 7,000,000
 16,300,000    VMIG 1*     Foothill Oaks Apartments 1.15% VRDO AMT                                16,300,000
 23,500,000    A-1+        Ladera Apartments Series 2-B 1.15% VRDO                                23,500,000
 16,800,000    VMIG 1*     Riverbend Apartments Series B 1.15% VRDO                               16,800,000
 11,250,000    A-1+        WLCO LF Issue G Series 1 1.15% VRDO                                    11,250,000
 13,100,000    A-1+     Orange County Housing Authority (Oasis Martinique Project)
                           1.14% VRDO                                                             13,100,000
 12,470,000    VMIG 1*  Palo Alto USD MERLOT Series R FGIC-Insured PART
                           1.21% VRDO                                                             12,470,000
 16,800,000    A-1+     Paramount HFA MFH (Century Plaza Apartment Project)
                           1.15% VRDO AMT                                                         16,800,000
  6,100,000    VMIG 1*  Paramount USD COP School Facilities Funding Program
                           FSA-Insured 1.15% VRDO                                                  6,100,000
  6,380,000    VMIG 1*  Pasadena COP (Rose Bowl Improvement Project)
                           Series 96 1.15% VRDO                                                    6,380,000
  6,000,000    SP-1+    Pleasanton USD TRAN 3.00% due 7/1/03                                       6,019,740
 19,675,000    VMIG 1*  Port of Oakland Munitops Series 00-5 FGIC-Insured
                           PART 1.18% VRDO AMT                                                    19,675,000
  5,200,000    SP-1     Puerto Rico Commonwealth TRAN 2.50% due 7/30/03                            5,217,805
                        Puerto Rico Highway Transportation Authority PART:
  3,485,000    VMIG 1*     MERLOT Series FFF MBIA-Insured 1.21% VRDO                               3,485,000
  7,400,000    A-1+        MSTC Series 00-91 MBIA-Insured 1.15% VRDO                               7,400,000
  7,000,000    A-1+        Series A AMBAC-Insured 1.10% VRDO                                       7,000,000
                        Puerto Rico IFA MSTC PART:
 19,995,000    A-1         Series 00-103 1.07% VRDO                                               19,995,000
 19,995,000    A-1         Series 00-106 1.07% VRDO                                               19,995,000

                       See Notes to Financial Statements.

       9   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2003
================================================================================

    FACE
   AMOUNT      RATING(a)                       SECURITY                                            VALUE
============================================================================================================
                        Puerto Rico Industrial Tourist Educational Medical &
                           Environmental Control Authority:
$33,630,000    A-1+          Abbot Laboratories Project 1.30% due 3/1/04                      $   33,630,000
 16,380,000    A-1           Putters Series 235 MBIA-Insured PART
                               1.70% due 5/1/03                                                   16,380,000
  2,050,000    A-1+     Puerto Rico Municipal Finance Agency Series PA-610
                           FSA-Insured PART 1.08% VRDO                                             2,050,000
  4,390,000    VMIG 1*  Rancho Mirage Joint Powers Financing Authority Eisenhower
                           Medical Center Series B MBIA-Insured 1.08% VRDO                         4,390,000
  2,400,000    A-1      Redwood City PFA COP (City Hall Project) 1.20% VRDO                        2,400,000
                        Riverside County Community Facilities District Special Tax:
 11,350,000    VMIG 1*     No. 88-4 1.15% VRDO                                                    11,350,000
  3,500,000    VMIG 1*     No. 89-1 1.20% VRDO                                                     3,500,000
  6,900,000    VMIG 1*     No. 89-5 1.10% VRDO                                                     6,900,000
                        Riverside County Housing Authority MFH:
  7,600,000    VMIG 1*     Amanda Park Project Series A 1.15% VRDO AMT                             7,600,000
  6,000,000    A-1+        Concord Colony Apartment Series B 1.10% VRDO                            6,000,000
  2,500,000    A-1+        Countrywood Apartments Series C 1.10% VRDO                              2,500,000
                        Riverside County IDA:
  3,600,000    A-1+        Aluminum Body Corp. Project 1.20% VRDO AMT                              3,600,000
  1,900,000    VMIG 1*     Rockwin Corp. Series II 1.05% VRDO AMT                                  1,900,000
                        Sacramento County Housing Authority MFH:
  6,000,000    A-1+        Ashford Series D 1.15% VRDO                                             6,000,000
  3,300,000    A-1+        Bent Tree Apartments Series A 1.12% VRDO                                3,300,000
 10,375,000    A-1+        Natomas Park Apartments Series B 1.20% VRDO AMT                        10,375,000
 12,000,000    A-1+        Pointe Natomas Apartments Series E 1.10% VRDO                          12,000,000
  3,200,000    A-1+        Stone Creek Apartments 1.10% VRDO                                       3,200,000
  7,000,000    A-1+     Sacramento County Sanitation District Finance Authority
                           Series C 1.10% VRDO                                                     7,000,000
  5,000,000    SP-1+    Sacramento County TRAN Series A 3.00% due 8/1/03                           5,021,427
 16,940,000    A-1      Sacramento Finance Authority MSTC Series 2025
                           AMBAC-Insured PART 1.18% VRDO                                          16,940,000
  5,700,000    A-1+     San Bernardino County MFH Sycamore Terrace Series A
                           1.15% VRDO                                                              5,700,000
 10,000,000    SP-1+    San Bernardino County TRAN Series A 3.00% due 7/1/03                      10,032,361
 33,475,000    A-1+     San Bernardo County COP (Medical Center Project)
                           MBIA-Insured 1.11% VRDO                                                33,475,000
                        San Diego County Water Authority Series 1:
 11,500,000    A-1+        1.05% due 5/27/03 TECP                                                 11,500,000
  7,000,000    A-1+        1.05% due 6/9/03 TECP                                                   7,000,000
 43,230,000    A-1+     San Diego HFA 1.15% VRDO                                                  43,230,000
 18,100,000    VMIG 1*  San Diego Regional Transportation Sales Tax Revenue
                           Series B 0.95% TECP                                                    18,100,000
 10,000,000    VMIG 1*  San Diego Water Munitops Series 98-10 FGIC-Insured
                           PART 1.15% VRDO                                                        10,000,000

                       See Notes to Financial Statements.

       10   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2003
================================================================================

    FACE
   AMOUNT      RATING(a)                       SECURITY                                            VALUE
============================================================================================================
                        San Francisco Airport FGIC-Insured PART:
$ 9,000,000    A-1         MSTC Series 01-136 1.15% VRDO AMT                                  $    9,000,000
 41,340,000    VMIG 1*     Munitops Series 00-9 2.05% due 4/30/03 AMT                             41,340,000
  9,865,000    A-1      San Francisco Building Authority Civic Center FGIC-Insured
                           PART 1.18% due 5/10/07 AMT                                              9,865,000
                        San Francisco City & County RDA MFH:
                           Bayside Village Project:
 16,500,000    VMIG 1*       Series A 1.12% VRDO                                                  16,500,000
  2,100,000    VMIG 1*       Series B 1.12% VRDO                                                   2,100,000
                           Fillmore Center:
  6,600,000    A-1           Series A-1 1.15% VRDO                                                 6,600,000
  9,500,000    A-1+          Series A-2 1.15% VRDO                                                 9,500,000
  5,750,000    A-1+          Series B-2 1.17% VRDO                                                 5,750,000
  3,200,000    VMIG 1*  San Gabriel USD COP FSA-Insured 1.15% VRDO                                 3,200,000
 23,100,000    A-1+     San Gabriel Valley Alameda Corridor 1.05% due 6/12/03 TECP                23,100,000
                        San Joaquin Transportation Authority TECP:
  4,500,000    A-1+        1.05% due 4/1/03                                                        4,500,000
  9,100,000    A-1+        1.05% due 5/2/03                                                        9,100,000
 19,200,000    A-1+        1.00% due 6/11/03                                                      19,200,000
                        San Jose MFH:
  3,000,000    VMIG 1*     Almaden Lake Village Apartment Project 1.16% VRDO AMT                   3,000,000
  3,980,000    A-1+        Fairway Glen Series A FGIC-Insured 1.15% VRDO                           3,980,000
 16,050,000    VMIG 1*     Kimberly Woods Apartments Series A 1.15% VRDO                          16,050,000
  8,500,000    A-1+        Monterey Apartments Series F 1.20% VRDO AMT                             8,500,000
  5,225,000    A-1+     San Leandro MFH Parkside Series A 1.10% VRDO                               5,225,000
  6,580,000    VMIG 1*  Santa Ana USD COP 1.10% VRDO                                               6,580,000
 17,500,000    MIG 1*   Santa Barbara County Schools Finance Authority TRAN
                           3.00% due 6/30/03                                                      17,557,288
  4,615,000    AAA      Santa Clara Electric Series B 1.10% VRDO                                   4,615,000
  4,000,000    A-1+     Santa Cruz County Housing Authority 1.15% VRDO                             4,000,000
                        Simi Valley MFH:
  8,245,000    VMIG 1*     Creekside Village Apartments 1.10% VRDO                                 8,245,000
  7,800,000    VMIG 1*     Shadowridge Apartments 1.15% VRDO                                       7,800,000
 37,400,000    MIG 1*   South Coast Local Education Agency TRAN Series A
                           3.00% due 6/30/03                                                      37,522,434
 11,090,000    A-1      South Orange PFA MSTC Series 2030 FSA-Insured
                           PART 1.18% VRDO                                                        11,090,000
 15,000,000    A-1+     Southern California Public Power Authority Transmission
                           Project FSA-Insured 1.10% VRDO                                         15,000,000
  5,000,000    A-1+     Temecula PFA Community Facilities District Harveston
                           Series A 1.20%                                                          5,000,000
 13,800,000    A-1+     Torrance Hospital Little Co. of Mary Hospital 1.14% VRDO                  13,800,000
  4,500,000    A-1+     Union City MFH Mission Sierra Series 99 A 1.10% VRDO                       4,500,000
  2,300,000    A-1+     Upland Apartment Development Revenue Mountain Springs
                           Series 98A 1.15% VRDO                                                   2,300,000

                       See Notes to Financial Statements.

       11   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2003
================================================================================

    FACE
   AMOUNT      RATING(a)                       SECURITY                                            VALUE
============================================================================================================
$ 2,950,000    A-1+     Upland MFH (Northwoods Apartments Project)
                           1.10% VRDO                                                         $    2,950,000
                        University of California Board of Regents Series A:
 17,380,000    A-1+        0.95% TECP                                                             17,380,000
 25,000,000    A-1+        1.00% TECP                                                             25,000,000
                        Val Verde USD:
  3,200,000    A-1+        Series A FSA-Insured PART 1.10% VRDO                                    3,200,000
  4,500,000    A-1+        Series C 1.10% VRDO                                                     4,500,000
 10,715,000    A-1      Vallejo Capital Improvements Project 1.30% VRDO                           10,715,000
  5,185,000    VMIG 1*  Vallejo USD TRAN 1.15% VRDO                                                5,185,000
  4,300,000    VMIG 1*  Walnut Creek MFH Creekside Drive Apartments
                           1.10% VRDO                                                              4,300,000
  8,885,000    A-1+     Westminster RDA AMBAC-Insured 1.20% VRDO                                   8,885,000
------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $2,397,028,487**)                                            $2,397,028,487
============================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except for those identified by an asterisk (*), which are rated by Moody's Investors Service ("Moody's").
+ Security has not been rated by either Moody's or Standard & Poor's. However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 13 and 14 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

       12   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Rating "AA" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each "Aa" rating, where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    -- Bonds rated "Aaa" by Moody's are judged to be of the best quality.
          They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.
Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

================================================================================
Short-Term Securities Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
SP-2   -- Standard & Poor's rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature-- VRDO.
MIG 1  -- Moody's highest rate for short-term municipal obligations.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

       13   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility Construction Loan Insurance
CONNIE
  LEE  -- College Construction Loan Insurance Association
COP    -- Certificate of Participation
CSD    -- Central School District
EDA    -- Economic Development Authority
EFA    -- Educational Facilities Authority
ETM    -- Escrowed To Maturity
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Federal Savings Association
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IBC    -- Insured Bond Certificates
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
IFA    -- Infrastructure Finance Agency
Inflos -- Inverse Floaters
ISO    -- Independent System Operator
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MERLOT -- Municipal Exempt Receipts Liquidity Optional Tender
MFH    -- Multi-Family Housing
MSTC   -- Municipal Securities Trust Certificates
MUD    -- Municipal Utilities District
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PART   -- Partnership Structure
PCFA   -- Pollution Control Finance Authority
PCR    -- Pollution Control Revenue
PFA    -- Public Financing Authority
RAN    -- Revenue Anticipation Notes
RAW    -- Revenue Anticipation Warrants
RDA    -- Redevelopment Agency
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Securities
SWAP   -- Swap Structure
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TFA    -- Transitional Finance Authority
TOB    -- Tender Option Bond Structure
TRAN   -- Tax and Revenue Anticipation Notes
UFSD   -- Unified Free School District
UHSD   -- Unified High School District
USD    -- Unified School District
VA     -- Veterans Administration
VRDO   -- Variable Rate Demand Obligation
VRWE   -- Variable Rate Wednesday Demand
XLCA   -- XL Capital Assurance

       14   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                               March 31, 2003
================================================================================

ASSETS:
   Investments, at amortized cost                                 $2,397,028,487
   Cash                                                                  118,296
   Receivable for securities sold                                     46,154,486
   Receivable for Fund shares sold                                    21,395,971
   Interest receivable                                                10,627,618
   Other assets                                                           21,846
--------------------------------------------------------------------------------
   Total Assets                                                    2,475,346,704
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   55,792,776
   Payable for Fund shares purchased                                  29,221,976
   Management fee payable                                              1,033,539
   Dividends payable                                                     563,783
   Distribution fees payable                                              72,510
   Deferred compensation payable                                          21,846
   Accrued expenses                                                      499,989
--------------------------------------------------------------------------------
   Total Liabilities                                                  87,206,419
--------------------------------------------------------------------------------
Total Net Assets                                                  $2,388,140,285
================================================================================

NET ASSETS:
   Par value of shares of beneficial interest                     $    2,388,061
   Capital paid in excess of par value                             2,385,752,224
--------------------------------------------------------------------------------
Total Net Assets                                                  $2,388,140,285
================================================================================
Shares Outstanding:
   Class A                                                         2,388,057,989
   -----------------------------------------------------------------------------
   Class Y                                                                 2,651
   -----------------------------------------------------------------------------
Net Asset Value, per share:
   Class A (and redemption price)                                 $         1.00
   -----------------------------------------------------------------------------
   Class Y (and redemption price)                                 $         1.00
================================================================================

                       See Notes to Financial Statements.

       15   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Statement of Operations                        For the Year Ended March 31, 2003
================================================================================

INVESTMENT INCOME:
   Interest                                                          $35,598,292
--------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 4)                                            12,719,090
   Distribution fees (Note 4)                                          2,546,349
   Shareholder servicing fees                                            551,393
   Custody                                                               174,343
   Registration fees                                                     111,806
   Shareholder communications                                             77,248
   Audit and legal                                                        35,576
   Trustees' fees                                                         18,294
   Other                                                                  52,945
--------------------------------------------------------------------------------
   Total Expenses                                                     16,287,044
--------------------------------------------------------------------------------
Net Investment Income                                                 19,311,248
--------------------------------------------------------------------------------
Net Realized Gain From Security Transactions                             177,578
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $19,488,826
================================================================================

                       See Notes to Financial Statements.

      16   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets                For the Years Ended March 31,
================================================================================

                                                                          2003                2002
========================================================================================================
OPERATIONS:
   Net investment income                                            $     19,311,248    $     48,855,737
   Net realized gain (loss)                                                  177,578              (4,751)
--------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                 19,488,826          48,850,986
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTES 3 AND 6):
   Net investment income                                                 (19,311,248)        (48,855,737)
   Net realized gains                                                             --              (7,488)
--------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                                       (19,311,248)        (48,863,225)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                                    7,983,425,382       9,738,127,975
   Net asset value of shares issued for reinvestment of dividends         19,660,893          50,627,607
   Cost of shares reacquired                                          (8,233,462,785)    (10,525,848,370)
--------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                                            (230,376,510)       (737,092,788)
--------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                  (230,198,932)       (737,105,027)

NET ASSETS:
   Beginning of year                                                   2,618,339,217       3,355,444,244
--------------------------------------------------------------------------------------------------------
   End of year                                                      $  2,388,140,285    $  2,618,339,217
========================================================================================================

                       See Notes to Financial Statements.

      17   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The California Money Market Portfolio ("Fund") is a separate investment fund of the Smith Barney Muni Funds ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and eight other separate investment funds: Florida, Georgia, Limited Term, New York, National, Pennsylvania, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gain amounting to $172,827 has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      18   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

3. Exempt-Interest Dividends and Other Distributions

The Fund declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank &Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPCis responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended March 31, 2003, the Fund paid transfer agent fees of $411,839 to CTB.

      19   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM, another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor. In addition, CGM and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

5. Income Tax Information and Distributions to Shareholders

At March 31, 2003, the tax basis components of distributable earnings were:

================================================================================
Undistributed tax-exempt income                                         $622,829
================================================================================

The tax character of distributions paid during the year ended March 31, 2003 was:

================================================================================
Tax-exempt income                                                    $19,311,248
================================================================================

6. Distributions Paid to Shareholders by Class

                                           Year Ended             Year Ended
                                         March 31, 2003         March 31, 2002
--------------------------------------------------------------------------------
Class A
Net investment income                      $19,311,225           $48,855,692
Net realized gains                                  --                 7,486
--------------------------------------------------------------------------------
Total                                      $19,311,225           $48,863,178
================================================================================
Class Y
Net investment income                      $        23           $        45
Net realized gains                                  --                     2
--------------------------------------------------------------------------------
Total                                      $        23           $        47
================================================================================

      20  Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

7. Shares of Beneficial Interest

At March 31, 2003, the Trust had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of the Fund were as follows:

                                           Year Ended             Year Ended
                                         March 31, 2003         March 31, 2002
================================================================================
Class A
Shares sold                               7,983,425,382           9,738,127,975
Shares issued on reinvestment                19,660,865              50,627,559
Shares reacquired                        (8,233,462,785)        (10,525,848,370)
--------------------------------------------------------------------------------
Net Decrease                               (230,376,538)           (737,092,836)
================================================================================
Class Y
Shares sold                                          --                      --
Shares issued on reinvestment                        28                      48
Shares reacquired                                    --                      --
--------------------------------------------------------------------------------
Net Increase                                         28                      48
================================================================================

      21   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                           2003         2002         2001         2000         1999
====================================================================================================
Net Asset Value, Beginning of Year     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
----------------------------------------------------------------------------------------------------
Net investment income                     0.008        0.016        0.030        0.025        0.026
Dividends from net investment income     (0.008)      (0.016)      (0.030)      (0.025)      (0.026)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
----------------------------------------------------------------------------------------------------
Total Return                               0.76%        1.66%        3.03%        2.49%        2.61%
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)     $  2,388     $  2,618     $  3,355     $  3,095     $  2,136
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(1)                             0.64%        0.63%        0.63%        0.66%        0.64%
   Net investment income                   0.76         1.67         2.97         2.46         2.55
====================================================================================================

Class Y Shares                           2003         2002         2001         2000         1999
====================================================================================================
Net Asset Value, Beginning of Year     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
----------------------------------------------------------------------------------------------------
Net investment income                     0.010        0.018        0.031        0.025        0.026
Dividends from net investment income     (0.010)      (0.018)      (0.031)      (0.025)      (0.026)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
----------------------------------------------------------------------------------------------------
Total Return                               1.02%        1.78%        3.12%        2.57%        2.60%
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $      3     $      3     $      3     $      2     $      2
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(1)                             0.53%        0.54%        0.54%        0.55%        0.51%
   Net investment income                   0.87         1.72         3.06         2.58         2.68
====================================================================================================

(1) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70%.

      22   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

To The Shareholders and Board of Trustees of
Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the California Money Market Portfolio ("Fund") of Smith Barney Muni Funds as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                /s/ KPMG LLP

New York, New York
May 15, 2003

      23   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the California Money Market Portfolio ("Fund") are managed under the direction of the Smith Barney Muni Funds' ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                 Number of
                                                   Term of                                       Portfolios
                                                 Office* and           Principal                  in Fund
                                Position(s)        Length            Occupation(s)                 Complex          Other
                                 Held with         of Time            During Past                 Overseen       Trusteeships
Name, Address and Age              Fund            Served             Five Years                 by Trustee     Held by Trustee
-----------------------         -----------      -----------         -------------               ----------     ---------------
Non-Interested Trustees:

Lee Abraham                       Trustee           Since        Retired; Former Chairman           28          Signet Group PLC
13732 LeHavre Drive                                 1999         and CEO of Associated
Frenchman's Creek                                                Merchandising Corp., a
Palm Beach Gardens, FL 33410                                     major retail merchandising
Age 75                                                           organization; Former
                                                                 Director of Galey & Lord,
                                                                 Liz Claiborne and R.G.
                                                                 Barry Corp.

Allan J. Bloostein                Trustee           Since        President of Allan Bloostein       35          Taubman Centers Inc.
27 West 67th Street                                 1999         Associates, a consulting
Apt. 5FW                                                         firm; Former Director of
New York, NY 10023                                               CVS Corp.
Age 73

Jane F. Dasher                    Trustee           Since        Controller of PBK Holdings         28                  None
Korsant Partners                                    1999         Inc., a family investment
283 Greenwich Avenue                                             company
3rd Floor
Greenwich, CT 06830
Age 53

Donald R. Foley                   Trustee           Since        Retired                            19                  None
3668 Freshwater Drive                               1985
Jupiter, FL 33477
Age 80

Richard E. Hanson, Jr.            Trustee           Since        Retired; Former Head of            28                  None
2751 Vermont Route 140                              1999         the New Atlanta Jewish
Poultney, VT 05764                                               Community High School
Age 61

Dr. Paul Hardin                   Trustee           Since        Professor of Law &                 36                  None
12083 Morehead                                      1994         Chancellor Emeritus at
Chapel Hill, NC 27514-8426                                       the University of North
Age 71                                                           Carolina

Roderick C. Rasmussen             Trustee           Since        Investment Counselor               28                  None
9 Cadence Court                                     1989
Morristown, NJ 07960
Age 76


      24   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                 Number of
                                                   Term of                                       Portfolios
                                                 Office* and           Principal                  in Fund
                                Position(s)        Length            Occupation(s)                 Complex          Other
                                 Held with         of Time            During Past                 Overseen       Trusteeships
Name, Address and Age              Fund            Served             Five Years                 by Trustee     Held by Trustee
-----------------------         -----------      -----------         -------------               ----------     ---------------
John P. Toolan                    Trustee           Since        Retired                            28          Trustee, John
7202 Southeast                                      1989                                                        Hancock Funds
Golf Ridge Way
Hobe Sound, FL 33455
Age 72

Interested Trustee:

R. Jay Gerken**                   Chairman,         Since        Managing Director of               225                 None
CGM                               President and     2002         Citigroup Global Markets
399 Park Avenue, 4th Floor        Chief Executive                Inc. ("CGM"); Chairman,
New York, NY 10022                Officer                        President and Chief
Age 51                                                           Executive Officer of Smith
                                                                 Barney Fund Management
                                                                 LLC ("SBFM"), Travelers
                                                                 Investment Adviser, Inc.
                                                                 ("TIA") and Citi Fund
                                                                 Management Inc.

Officers:

Lewis E. Daidone                  Senior Vice       Since        Managing Director of CGM;          N/A                 N/A
CGM                               President         1990         Director and Senior Vice
125 Broad Street, 11th Floor      and Chief                      President of SBFM and TIA;
New York, NY 10004                Administrative                 Former Chief Financial
Age 45                            Officer                        Officer and Treasurer of
                                                                 mutual funds affiliated with
                                                                 Citigroup Inc.

Richard L. Peteka                 Chief Financial   Since        Director and Head of
CGM                               Officer and       2002         Internal Control for
125 Broad Street, 11th Floor      Treasurer                      Citigroup Management
New York, NY 10004                                               U.S. Mutual Fund
Age 41                                                           Administration from
                                                                 1999-2002; Vice President,
                                                                 Head of Mutual Fund
                                                                 Administration and
                                                                 Treasurer at Oppenheimer
                                                                 Capital from 1996-1999

Joseph P. Deane                   Vice              Since        Managing Director of CGM           N/A                 N/A
CGM                               President         1987
399 Park Avenue, 4th Floor
New York, NY 10002
Age 55

Julie P. Callahan, CFA            Vice              Since        Vice President of CGM              N/A                 N/A
CGM                               President         2002
399 Park Avenue, 4th Floor
New York, NY 10022
Age 30

      25   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                 Number of
                                                   Term of                                       Portfolios
                                                 Office* and           Principal                  in Fund
                                Position(s)        Length            Occupation(s)                 Complex          Other
                                 Held with         of Time            During Past                 Overseen       Directorships
Name, Address and Age              Fund            Served             Five Years                 by Trustee     Held by Trustee
-----------------------         -----------      -----------         -------------               ----------     ---------------
Kaprel Ozsolak                    Controller        Since        Vice President of CGM              N/A                 N/A
CGM                                                 2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor                Secretary         Since        Managing Director of               N/A                 N/A
CGM                                                 1987         CGM; General Counsel
300 First Stamford Place                                         and Secretary of SBFM
4th Floor                                                        and TIA
Stamford, CT 06902
Age 52

----------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

       26   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For the year ended March 31, 2003, 100.00% of the dividends paid by the Fund from net investment income were tax-exempt for regular Federal income tax and California state income tax purposes.

       27   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
  MUNI FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Dr. Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Julie P. Callahan, CFA
Vice President and
Investment Officer

Joseph P. Deane
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT
MANAGER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney Muni Funds
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Muni Funds -- California Money Market Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

(C)2003 Citigroup Global Markets Inc.

Member NASD, SIPC
FD2309 5/03                                                              03-4869

--------------------------------------------------------------------------------

           -----------------------------------------------------------
                                  SMITH BARNEY
                                   MUNI FUNDS
                               MASSACHUSETTS MONEY
                                MARKET PORTFOLIO
           -----------------------------------------------------------

                         ANNUAL REPORT | MARCH 31, 2003

                               [LOGO] Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed.(R)

         Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

           -----------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
           -----------------------------------------------------------

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Over the past year, investors flocked to money market funds, driven by a pervasive sense of gloom over the continuing bear market in equities, the weakening global economy, and impending war in Iraq. As U.S. economic growth faltered, short-term interest rates fell dramatically, with money market yields dropping to a four-decade low.

Throughout the period, the Fund targeted shorter-term investment-grade municipal securities, which provide a safe harbor for investment dollars. Your portfolio managers, anticipating that the economy will gradually recover and interest rates may eventually rise, shortened the average maturity of the Fund to slightly over one month as of the period's close. This approach will enable the portfolio managers to move faster in reinvesting proceeds from securities "coming due" into potentially higher-yielding issues in the future.

Like many states, Massachusetts is grappling with a budget deficit brought on by the faltering economy, layoffs and declining incomes - all leading to lower tax revenue. As detailed in the following letter, your portfolio managers have responded by keeping the portfolio diversified among an array of municipal securities, which can help dampen volatility. Also, the portfolio managers increased the Fund's exposure to insured bonds and to so-called revenue bonds, which are backed by the generally reliable income from the operation of essential municipal infrastructures, such as toll bridges and tunnels.

Bottom line: As an investor, you should always work with your financial adviser to design and maintain a portfolio that suits your long-term goals and appetite for risk to help ensure that you are on track toward achieving your long-term goals.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and Chief Executive Officer

April 10, 2003

      1   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
                                MANAGER OVERVIEW
================================================================================

[PHOTO OMITTED]                       [PHOTO OMITTED]

JOSEPH P.                             JULIE P.
DEANE                                 CALLAHAN, CFA

Vice President and                    Vice President and
Investment Officer                    Investment Officer

Performance Review

As of March 31, 2003, the seven-day current yield for Smith Barney Muni Funds - Massachusetts Money Market Portfolio ("Fund") was 0.59% and its seven-day effective yield, which reflects compounding, was also 0.59%. These numbers are the same due to the effects of rounding. On an after-tax basis, these yields would be comparable to earning 0.85% on a taxable investment for an investor in the 31% federal income tax bracket. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment. Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Shifts in Investor Sentiment

When the period began, lingering concerns about the integrity of corporate financial reporting practices and the strength of the U.S. economy prompted investors to shift money into conservative-oriented investments, specifically money market funds that invest in short-term fixed-income securities.

As the period progressed, declining tax receipts due to weaker local economies continued to reduce municipalities' revenues. Many attempted to offset the tax shortfall by borrowing heavily through the issuance of new bonds. Following an economic report released in October that reflected a weak labor market, the Federal Reserve ("Fed")(i) cut short-term interest rates to a four-decade low to help stimulate the economy. (Lower rates can encourage consumers and corporations to borrow and subsequently spend more, thereby increasing economic activity.) That month many investors reallocated money from investment-grade municipal bonds into riskier assets in an effort to earn higher potential returns, and this shift in capital was reflected in the strong performance of the stock market over the October-to-November period.

      2   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

As concerns about Iraq and the economy resurfaced, investors again gravitated to fixed-income investments, including money market funds. As of the conclusion of the period, given the low short-term rate environment and rally in fixed-income securities prices (which move opposite to yields), the yields on money market funds dropped to historic lows, although yields on municipal funds in this category generally closed above those of their taxable counterparts on an after-tax basis.

Massachusetts Highlights

Like many other states whose revenues are dependent upon personal income and corporate taxes, Massachusetts' revenues have declined significantly since economic growth began to slow in 2001. The State's fiscal 2002 tax revenues dropped to approximately $2.4 billion, which was 14.6% below estimates, and personal income taxes and corporate taxes fell 20% and 38% below estimates, respectively. To make up for this shortfall, the State instituted a campaign of spending cuts, among other measures. To balance the State's fiscal 2003 budget, the legislature has already taken actions to increase tax revenue by an estimated $1.2 billion. The projected deficit for fiscal year 2004 has been estimated as high as $3 billion.

Given the State's economic picture, as of the period's close, its long-term state-backed general obligation debt was recently rated AA- by Standard & Poor's Ratings Service and Aa2 by Moody's Investors Service.(ii) Although these credit ratings are relatively high, as of March's close, the Fund only held State-backed General Obligation securities that were backed by either an insurer or via another form of credit enhancement. Furthermore, these issues only represented a modest percentage of the Fund's holdings. The Fund included a significant amount of municipal obligations backed by school districts and "revenue" bonds, the latter issued to finance public works such as bridges, tunnels or sewer systems and are supported directly by the revenues generated by the operations of these systems. The Fund continued to maintain a diversified mix of securities that included commercial paper, fixed-rate notes and variable-rate demand notes.

Economic and Interest Rate Outlook

Since May 2000, the Fed cut short-term rates from 6.50% to 1.25%. Going forward through 2003 and 2004 (the latter being a presidential-election year), we believe that fiscal stimulus policies such as taxation cuts put into place by Congress and the Bush Administration will play a greater role in influencing the direction of the economy and bond markets. If these policy decisions are successfully implemented, which we believe will be the case, the economic climate should improve later this year and into 2004. Once economic activity gains sufficient momentum, we believe the Fed may be inclined to raise its interest rate targets to help keep the economy from becoming "overheated" and to minimize inflationary concerns. When you marry monetary (Fed) and fiscal

      3   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

(Congress) policy together and get them working, that's not an economy that we want to bet against - and we're not.

Fund Positioning

We believe interest rates are poised to rise and may exert some slight pressure on the market prices of fixed-income securities with longer-term maturities in our investment universe. Therefore, we reduced the average maturity of issues held in the portfolio to just 33 days. Although the yields on shorter-term issues are marginally lower than the longer-term issues cited, the Fund's shorter average duration will enable us to move faster in reinvesting proceeds from maturing issues into potentially higher-yielding issues as interest rates rise. We feel this approach makes good sense given the close proximity of yields on shorter- and longer-term issues with maturities of one year or less, in light of our outlook for interest rates.

Particularly in these uncertain times, having professional portfolio management to actively monitor economic activity and navigate a portfolio within a changing environment can be a critical added advantage. We believe that our experience in managing assets in all market environments enables us to more effectively manage your money. Thank you for your investment in the Smith Barney Muni Funds - Massachusetts Money Market Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Joseph P. Deane                     /s/ Julie P. Callahan


Joseph P. Deane                         Julie P. Callahan, CFA
Vice President and                      Vice President and
Investment Officer                      Investment Officer

April 10, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 5 through 6 for a list and percentage breakdown of the Fund's holdings.

----------
(i) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(ii) Standard & Poor's Ratings Service and Moody's Investors Service are nationally recognized credit rating agencies.

      4   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Schedule of Investments                                           March 31, 2003
================================================================================

     FACE
    AMOUNT      RATING(a)                       SECURITY                                      VALUE
======================================================================================================
$  4,500,000    MIG 1*    Bourne BAN 2.50% due 7/25/03                                    $  4,513,251
   5,000,000    MIG 1*    Brookline BAN 2.50% due 5/15/03                                    5,004,143
                          Clipper Tax Exempt Trust PART:
   4,520,000    VMIG 1*      CTFS 00-2 MBIA-Insured 1.60% due 8/21/03                        4,520,000
   5,678,000    VMIG 1*      Series 98-8 AMBAC-Insured 1.20% VRDO                            5,678,000
   1,000,000    MIG 1*    Concord BAN 2.00% due 2/26/04                                      1,007,820
   5,000,000    MIG 1*    Holliston BAN 2.50% due 5/22/03                                    5,004,594
                          Massachusetts Bay Transportation Authority:
   8,000,000    A-1+         1.15% VRDO                                                      8,000,000
   2,730,000    A-1          Series B 1.25% VRDO                                             2,730,000
                          Massachusetts DFA:
   4,000,000    A-1          1.05% due 5/6/03 TECP                                           4,000,000
   2,750,000    A-1          Assisted Living Facilities Whalers Cove Project
                               Series A 1.22% VRDO AMT                                       2,750,000
                             Boston University, XLCA-Insured:
   2,500,000    A-1+           Series R-1 1.20% VRDO                                         2,500,000
   8,000,000    A-1+           Series R-3 1.20% VRDO                                         8,000,000
   2,430,000    A-1          Decas Cranberry 1.15% VRDO AMT                                  2,430,000
   6,000,000    A-1+         Draper Laboratory Issue MBIA-Insured 1.10% VRDO                 6,000,000
   1,200,000    A-1          Edgewood Retirement Community Series B 1.25% VRDO               1,200,000
   3,700,000    NR+          Epichem Inc. Project 1.32% VRDO AMT                             3,700,000
   2,380,000    NR+          Hatfield Inc. Project 1.32% VRDO AMT                            2,380,000
  13,000,000    A-1+         Higher Education Smith College 1.15% VRDO                      13,000,000
   3,090,000    A-1          Horner Millwork 1.15% VRDO AMT                                  3,090,000
   3,500,000    A-1          Leaktite Corp. 1.15% VRDO AMT                                   3,500,000
   1,655,000    A-1          Metalcrafters Inc. Series 99 1.30% VRDO AMT                     1,655,000
  15,000,000    VMIG 1*      Notre Dame Health Care Center 1.14% VRDO                       15,000,000
   2,000,000    A-1+         Phillips Academy 1.10% VRDO                                     2,000,000
   4,400,000    VMIG 1*      Resource Recovery Series 563 PART MBIA-Insured
                               1.15% VRDO                                                    4,400,000
   1,678,000    A-1          Series B 1.00% due 4/1/03 TECP                                  1,678,000
                             Solid Waste Disposal Newark Group Project:
   2,500,000    A-1+           Series A 1.15% VRDO AMT                                       2,500,000
   7,300,000    A-1+           Series C 1.15% VRDO AMT                                       7,300,000
                          Massachusetts HEFA:
   1,905,000    A-1+         Bentley College Issue-K 1.15% VRDO                              1,905,000
   4,905,000    A-1+         Berklee College of Music Series 385 PART
                               MBIA-Insured 1.15% VRDO                                       4,905,000
   6,650,000    VMIG 1*      Brigham & Womens Hospital Series A 1.10% VRDO                   6,650,000
                             Capital Asset Program:
   1,000,000    A-1+           Series B MBIA-Insured 1.15% VRDO                              1,000,000
   1,100,000    A-1+           Series C MBIA-Insured 1.15% VRDO                              1,100,000
   3,600,000    VMIG 1*        Series E 1.15% VRDO                                           3,600,000
   4,740,000    VMIG 1*      Corporate Independent Living Series 99 1.15% VRDO               4,740,000
                             Harvard University:
   1,700,000    A-1+           Series EE 1.05% due 6/9/03 TECP                               1,700,000
   2,500,000    VMIG 1*        Series WW PART 1.16% VRDO                                     2,500,000
   2,000,000    A-1+         Partners Healthcare Series C MBIA-Insured 1.10% VRDO            2,000,000
   4,390,000    VMIG 1*      Simmons College MERLOT Series D PART AMBAC-Insured
                               1.21% VRDO                                                    4,390,000

                       See Notes to Financial Statements.

      5   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2003
================================================================================

     FACE
    AMOUNT      RATING(a)                       SECURITY                                      VALUE
======================================================================================================
$  1,385,000    A-1+         Wellesley College Issue E 1.10% VRDO                         $  1,385,000
                             Williams College:
   2,000,000    A-1+           Issue E 1.10% VRDO                                            2,000,000
   4,000,000    A-1+           Series I 1.10% due 4/1/04                                     4,000,000
                          Massachusetts HFA:
   5,000,000    VMIG 1*      MFH Princeton Crossings 1.25% VRDO AMT                          5,000,000
                             Municipal Securities Trust Class A PART:
     520,000    A-1            Series 97-9 MBIA-Insured 1.28% VRDO AMT                         520,000
   5,000,000    A-1            Series 02-209 FSA-Insured 1.50% due 12/9/03                   5,000,000
  10,500,000    A-1+         Series F FSA-Insured 1.15% VRDO                                10,500,000
                          Massachusetts IFA:
   1,260,000    A-1          420 Newburyport Turnpike Series 98 1.15% VRDO AMT               1,260,000
   7,800,000    VMIG 1*      Buckingham Browne & Nicholas Issue 1.10% VRDO                   7,800,000
     700,000    NR+          Peterson American Corp. Project 1.40% VRDO AMT                    700,000
   3,000,000    A-1+      Massachusetts Municipal Wholesale Electric Co.
                             1.05% due 6/3/03 TECP                                           3,000,000
   2,000,000    A-1+      Massachusetts Port Authority Series 03
                             1.10% due 4/4/03 TECP                                           2,000,000
   5,165,000    VMIG 1*   Massachusetts State College Building Authority MERLOT
                             Series B11 PART AMBAC-Insured 1.21% VRDO                        5,165,000
                          Massachusetts State GO:
                             Series B:
   2,700,000    A-1+           1.15% VRDO                                                    2,700,000
   1,500,000    A-1+           1.25% VRDO                                                    1,500,000
   2,500,000    A-1+         Series C 1.25% VRDO                                             2,500,000
                          Massachusetts State Turnpike Authority PART:
   1,000,000    VMIG 1*      Series 334 MBIA-Insured 1.15% VRDO                              1,000,000
   3,300,000    VMIG 1*      Series 335 AMBAC-Insured 1.15% VRDO                             3,300,000
                          Massachusetts State Water Resource Authority:
   2,500,000    A-1+         Series 94 1.05% due 6/10/03 TECP                                2,500,000
   5,400,000    A-1+         Series 95 1.05% due 5/12/03 TECP                                5,400,000
   2,000,000    A-1+         Series B FGIC-Insured 1.15% VRDO                                2,000,000
   1,100,000    A-1          Series D 1.15% VRDO                                             1,100,000
   4,836,500    MIG 1*    North Reading BAN 2.25% due 9/26/03                                4,853,907
   5,000,000    NR+       Springfield BAN 3.00% due 7/8/03                                   5,017,828
   5,000,000    SP-1+     Watertown BAN 2.50% due 11/14/03                                   5,028,453
   5,000,000    MIG 1*    Westborough BAN 2.50% due 11/21/03                                 5,029,330
   5,000,000    MIG 1*    Woburn BAN 2.75% due 6/13/03                                       5,010,619
------------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100%
                          (Cost -- $253,300,945**)                                        $253,300,945
======================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except for those which are identified by an asterisk (*), are rated by Moody's Investors Service ("Moody's").
+ Security has not been rated by either Moody's or Standard & Poor's. However, the Board of Trustees had determined this security to be considered a first tier quality issue due to enhancement features, such as insurance and/or irrevocable letters of credit.
**    Aggregate cost for Federal income tax purposes is the same.

      See pages 7 and 8 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

      6   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Rating "AA" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to generic rating "Aa", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature-- VRDO.
MIG 1  -- Moody's highest rate for short-term municipal obligations.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

      7   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility Construction Loan Insurance
CONNIE -- College Construction Loan
LEE       Insurance Association
COP    -- Certificate of Participation
CSD    -- Central School District
CTFS   -- Certificates
DFA    -- Development Finance Agency
EDA    -- Economic Development Authority
ETM    -- Escrowed To Maturity
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Federal Savings Association
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HEFA   -- Health & Educational Facilities Authority
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
IFA    -- Industrial Finance Agency
Inflos -- Inverse Floaters
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MERLOT -- Municipal Exempt Receipts Liquidity Optional Tender
MFH    -- Multi-Family Housing
MSTC   -- Municipal Securities Trust Certificates
MUD    -- Municipal Utilities District
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PART   -- Partnership Structure
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
RAW    -- Revenue Anticipation Warrants
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Securities
SWAP   -- Swap Structure
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bond Structure
TRAN   -- Tax and Revenue Anticipation Notes
UFSD   -- Unified Free School District
UHSD   -- Unified High School District
USD    -- Unified School District
VA     -- Veterans Administration
VRDO   -- Variable Rate Demand Obligation
XLCA   -- XL Capital Assurance

      8   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                               March 31, 2003
================================================================================

ASSETS:
   Investments, at amortized cost                                   $253,300,945
   Cash                                                                  124,450
   Receivable for Fund shares sold                                     4,471,248
   Receivable for securities sold                                      3,800,117
   Interest receivable                                                   957,939
   Other assets                                                              858
--------------------------------------------------------------------------------
   Total Assets                                                      262,655,557
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                    5,009,764
   Payable for Fund shares purchased                                   3,190,381
   Management fee payable                                                152,398
   Dividends payable                                                      60,347
   Distribution fees payable                                               8,397
   Deferred compensation payable                                             858
   Accrued expenses                                                       96,997
--------------------------------------------------------------------------------
   Total Liabilities                                                   8,519,142
--------------------------------------------------------------------------------
Total Net Assets                                                    $254,136,415
================================================================================

NET ASSETS:
   Par value of shares of beneficial interest                       $    254,014
   Capital paid in excess of par value                               253,882,401
--------------------------------------------------------------------------------
Total Net Assets                                                    $254,136,415
================================================================================
Shares Outstanding                                                   254,013,807
--------------------------------------------------------------------------------
Net Asset Value, Per Share (and redemption price)                   $       1.00
================================================================================

                       See Notes to Financial Statements.

     9   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Statement of Operations                        For the Year Ended March 31, 2003
================================================================================

INVESTMENT INCOME:
   Interest                                                           $3,880,665
--------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 4)                                             1,359,095
   Distribution fees (Note 4)                                            271,795
   Shareholder servicing fees                                             41,735
   Custody                                                                31,931
   Audit and legal                                                        26,330
   Shareholder communications                                             24,754
   Registration fees                                                       7,985
   Trustees' fees                                                          2,999
   Other                                                                     216
--------------------------------------------------------------------------------
   Total Expenses                                                      1,766,840
--------------------------------------------------------------------------------
Net Investment Income                                                  2,113,825
--------------------------------------------------------------------------------
Net Realized Gain on Investments                                         123,089
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $2,236,914
================================================================================

                       See Notes to Financial Statements.

     10   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

                                                                     For the Years Ended March 31,
                                                                         2003             2002
===================================================================================================
OPERATIONS:
   Net investment income                                            $   2,113,825    $   5,619,307
   Net realized gain (loss)                                               123,089             (481)
---------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                               2,236,914        5,618,826
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                               (2,113,825)      (5,619,307)
---------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distribution to Shareholders                                      (2,113,825)      (5,619,307)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                                   950,510,458      943,099,446
   Net asset value of shares issued for reinvestment of dividends       2,195,084        5,872,366
   Cost of shares reacquired                                         (998,623,569)    (984,996,625)
---------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                                          (45,918,027)     (36,024,813)
---------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                (45,794,938)     (36,025,294)

NET ASSETS:
   Beginning of year                                                  299,931,353      335,956,647
---------------------------------------------------------------------------------------------------
   End of year                                                      $ 254,136,415    $ 299,931,353
===================================================================================================

                       See Notes to Financial Statements.

     11   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Massachusetts Money Market Portfolio ("Fund") is a separate investment fund of the Smith Barney Muni Funds ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and eight other separate investment funds: Florida, Georgia, Limited Term, National, New York, Pennsylvania, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Trust are: (a) security transactions are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on ex-dividend date;
(f) direct expenses are charged to each Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gain amounting to $122,608 has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     12   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

2. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within Massachusetts, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Massachusetts.

3. Exempt-Interest Dividends and Other Distributions

The Fund declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended March 31, 2003, the Fund paid transfer agent fees of $39,830 to CTB.

     13   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM, another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor. In addition, CGM and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

5. Income Tax Information and Distributions to Shareholders

At March 31, 2003, the tax basis components of distributable earnings were:

================================================================================
Undistributed tax-exempt income                                          $60,437
================================================================================

The tax character of distributions paid during the year ended March 31, 2003 was:

================================================================================
Tax-exempt income                                                     $2,113,825
================================================================================

6. Shares of Beneficial Interest

At March 31, 2003, the Trust had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

                                            Year Ended              Year Ended
                                          March 31, 2003          March 31, 2002
================================================================================
Class A
Shares sold                                950,510,458              943,099,446
Shares issued on reinvestment                2,195,084                5,872,366
Shares reacquired                         (998,623,569)            (984,996,625)
--------------------------------------------------------------------------------
Net Decrease                               (45,918,027)             (36,024,813)
================================================================================

     14   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                            2003          2002          2001          2000(1)
=============================================================================================
Net Asset Value, Beginning of Year     $    1.00     $    1.00     $    1.00     $    1.00
---------------------------------------------------------------------------------------------
Net investment income(2)                   0.008         0.018         0.034         0.016
Dividends from net investment income      (0.008)       (0.018)       (0.034)       (0.016)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $    1.00     $    1.00     $    1.00     $    1.00
---------------------------------------------------------------------------------------------
Total Return                                0.78%         1.81%         3.46%         1.66%++
---------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)     $     254     $     300     $     336     $     260
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)(3)                           0.65%         0.65%         0.65%         0.65%+
   Net investment income                    0.78          1.80          3.36          3.05+
=============================================================================================

(1) For the period from September 14, 1999 (commencement of operations) to March 31, 2000.
(2) The manager waived a portion of its fees for the years ended March 31, 2002, and March 31, 2001, and the period ended March 31, 2000. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                          Per Share Decreases to            Expense Ratios
                           Net Investment Income          Without Fee Waiver
                          ----------------------          ------------------
       2002                       $0.000*                       0.66%
       2001                        0.000*                       0.66
       2000                        0.001                        0.76+

(3) As a result of voluntary expense limitations, the expense ratio will not exceed 0.70%.
*     Amount represents less than $0.001 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

     15   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Massachusetts Money Market Portfolio ("Fund") of the Smith Barney Muni Funds ("Trust") as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from September 14, 1999 (commencement of operations) to March 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropiate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2003, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each the years in the three-year period then ended and for the period from September 14, 1999 to March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                    KPMG LLP


New York, New York
May 15, 2003

     16   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Muni Funds ("Trust") -- Massachusetts Money Market Portfolio ("Fund") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                  Number of
                                                    Term of                                       Portfolios
                                                  Office* and           Principal                  in Fund
                                   Position(s)      Length            Occupation(s)                 Complex         Other
                                    Held with       of Time            During Past                 Overseen      Trusteeships
Name, Address and Age                 Fund          Served             Five Years                 by Trustee    Held by Trustee
-----------------------            -----------    -----------         -------------               ----------    ---------------
Non-Interested
Trustees:

Lee Abraham                          Trustee         Since        Retired; Former Chairman            28        Signet Group PLC
13732 LeHavre Drive                                  1999         and CEO of Associated
Frenchman's Creek                                                 Merchandising Corp., a
Palm Beach Gardens, FL 33410                                      major retail merchandising
Age 75                                                            organization; Former Director
                                                                  of Galey & Lord, Liz
                                                                  Claiborne and R.G. Barry Corp.

Allan J. Bloostein                   Trustee         Since        President of Allan Bloostein        35        Taubman Centers
27 West 67th Street, Apt. 5FW                        1999         Associates, a consulting firm;                Inc.
New York, NY 10023                                                Former Director of CVS Corp.
Age 73

Jane F. Dasher                       Trustee         Since        Controller of PBK Holdings          28              None
Korsant Partners                                     1999         Inc., a family investment
283 Greenwich Avenue                                              company
3rd Floor
Greenwich, CT 06830
Age 53

Donald R. Foley                      Trustee         Since        Retired                             19              None
3668 Freshwater Drive                                1985
Jupiter, FL 33477
Age 80

Richard E. Hanson, Jr.               Trustee         Since        Retired; Former Head of the         28              None
2751 Vermont Route 140                               1999         New Atlanta Jewish Community
Poultney, VT 05764                                                High School
Age 61

Dr. Paul Hardin                      Trustee         Since        Professor of Law & Chancellor       36              None
12083 Morehead Drive                                 1994         Emeritus at the University of
Chapel Hill, NC 27514-8426                                        North Carolina
Age 71

Roderick C. Rasmussen                Trustee         Since        Investment Counselor                28              None
9 Cadence Court                                      1985
Morristown, NJ 07960
Age 76

John P. Toolan                       Trustee         Since        Retired                             28        John Hancock
7202 Southeast Golf Ridge Way                        1985                                                       Funds
Hobe Sound, FL 33455
Age 72

     17   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                  Number of
                                                    Term of                                       Portfolios
                                                  Office* and           Principal                  in Fund
                                   Position(s)      Length            Occupation(s)                 Complex         Other
                                    Held with       of Time            During Past                 Overseen      Trusteeships
Name, Address and Age                 Fund          Served             Five Years                 by Trustee    Held by Trustee
-----------------------            -----------    -----------         -------------               ----------    ---------------
Interested Trustee:

R. Jay Gerken**                   Chairman,          Since        Managing Director of                225             None
CGM                               President          2002         Citigroup Global Markets
399 Park Avenue, 4th Floor        and Chief                       Inc. ("CGM"); Chairman,
New York, NY 10022                Executive                       President and Chief Executive
Age 51                            Officer                         Officer of Smith Barney Fund
                                                                  Management LLC ("SBFM"),
                                                                  Travelers Investment Adviser,
                                                                  Inc. ("TIA") and Citi Fund
                                                                  Management Inc.


Officers:

Lewis E. Daidone                  Senior Vice        Since        Managing Director of CGM;           N/A             N/A
CGM                               President          1990         Director and Senior Vice
125 Broad Street, 11th Floor      and Chief                       President of SBFM and TIA;
New York, NY 10004                Administrative                  Former Chief Financial Officer
Age 45                            Officer                         and Treasurer of mutual funds
                                                                  affiliated with Citigroup Inc.


Richard L. Peteka                 Chief              Since        Director and Head of Internal       N/A             N/A
CGM                               Financial          2002         Control for Citigroup Asset
125 Broad Street, 11th Floor      Officer and                     Management U.S. Mutual Fund
New York, NY 10004                Treasurer                       Administration from 1999-2002;
Age 41                                                            Vice President, Head of Mutual
                                                                  Fund Administration and
                                                                  Treasurer at Oppenheimer
                                                                  Capital from 1996-1999


Julie P. Callahan, CFA            Vice               Since        Vice President of CGM               N/A             N/A
CGM                               President          2002
399 Park Avenue, 4th Floor        and
New York, NY 10022                Investment
Age 30                            Officer


Joseph P. Deane                   Vice               Since        Managing Director of CGM;           N/A             N/A
CGM                               President          1999         Investment Officer of SBFM
399 Park Avenue, 4th Floor        and
New York, NY 10022                Investment
Age 54                            Officer


Kaprel Ozsolak                    Controller         Since        Vice President of CGM               N/A             N/A
CGM                                                  2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor                Secretary          Since        Managing Director of CGM;           N/A             N/A
CGM                                                  1987         General Counsel and Secretary
300 First Stamford Place                                          of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

---------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.

     18   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
--------------------------------------------------------------------------------

For the year ended March 31, 2003, 100% of the dividends paid by the Fund from net investment income were tax-exempt for regular Federal income tax and Massachusetts state income tax purposes.

The amount of long-term capital gain dividends designated by the Fund for the fiscal year ended March 31, 2003 is $116,640.

     19   Smith Barney Muni Funds  |  2003 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
MUNI FUNDS
--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Dr. Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Julie P. Callahan, CFA
Vice President and
Investment Officer

Joseph P. Deane
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney Muni Funds
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Muni Funds - Massachusetts Money Market Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNIFUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds


(C) 2003 Citigroup Global Markets Inc.
Member NASD, SIPC

FD01908 5/03                                                             03-4862